                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-03015

                            OHIO NATIONAL FUND, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



        ONE FINANCIAL WAY, CINCINNATI, OHIO                       45242
--------------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)




              CT Corporation 300 E. Lombard St. Baltimore, MD 21202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31, 2005


Date of reporting period: December 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.


ITEM 1.    REPORTS TO STOCKHOLDERS.

WEALTH BUILDING OPPORTUNITY

OHIO NATIONAL FUND, INC.


                                                Annual Report
                                                --------------------------------
                                                DECEMBER 31, 2005


                                                Ohio National Fund, Inc.


(OHIO NATIONAL FINANCIAL SERVICES GRAPHIC)   Ohio National
(R)                                          Financial Services(R)

                            OHIO NATIONAL FUND, INC.

                               TABLE OF CONTENTS

President's Message.........................................    1

Directors and Officers of Ohio National Fund, Inc. .........    2

The following pages contain Management's Discussion of
  Performance, Portfolio Composition, and Financial Statements
  for each of the Fund's Portfolios:
  Equity Portfolio..........................................    3
  Money Market Portfolio....................................    9
  Bond Portfolio............................................   14
  Omni Portfolio............................................   22
  International Portfolio...................................   30
  Capital Appreciation Portfolio............................   36
  Discovery Portfolio.......................................   44
  International Small Company Portfolio.....................   51
  Aggressive Growth Portfolio...............................   58
  Small Cap Growth Portfolio................................   65
  Mid Cap Opportunity Portfolio.............................   73
  S&P 500 Index Portfolio...................................   80
  Blue Chip Portfolio.......................................   91
  High Income Bond Portfolio................................   98
  Capital Growth Portfolio..................................  111
  Nasdaq-100 Index Portfolio................................  118
  Bristol Portfolio.........................................  125
  Bryton Growth Portfolio...................................  131
  U.S. Equity Portfolio.....................................  137
  Balanced Portfolio........................................  144
  Covered Call Portfolio....................................  152
  Target VIP Portfolio......................................  165
  Target Equity/Income Portfolio............................  172
Notes to Financial Statements...............................  178
Report of Independent Registered Public Accounting Firm.....  194
Additional Information (Unaudited)..........................  195
Information About Directors and Officers (Unaudited)........  207

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

President's
Message

                                         [John J. Palmer Photo]
Dear Investor,

As predicted by many, the latter half of 2005 was reasonably kind to the stock market. Despite a shaky December, the final six months presented increases in all major equity indices, which in turn brought the end-of-year returns into positive territory. Continuing to lead the way were mid-cap stocks. As of the end of the year several indices for mid- and small-cap stocks approached their all-time highs.

The Federal Open Market Committee continued to raise short-term interest rates through the year and has indicated it may do so into 2006. This tightening of the money supply finally triggered a modest increase in rates at the mid- and long-term level, causing bond portfolios to drop a bit as prices reacted downward. However, as we head into the next year there is concern that the yield curve could invert, signaling a potential downturn in the economy.

International stocks continued to do well, despite a strengthening dollar. Much of this is due to the expansion of Asian markets. Almost all of the international equity markets performed well, including developed Europe, which previously had been a drag on international performance.

The Ohio National Fund

Equity portfolios did well in 2005. Among the best performers compared to their respective benchmarks were the Bristol, the International Small Company, the Omni and the Aggressive Growth Portfolios. While those four Portfolios did very well for the year, there was strength across the board, especially in the last six months when the Equity, Omni, Capital Appreciation, International Small Company, Aggressive Growth, Mid Cap Opportunity, High Income Bond, Bristol, Bryton Growth and U.S. Equity Portfolios all outperformed their benchmarks.

Two new portfolios were added to the Fund in November. The Target VIP and Target Equity/Income Portfolios are both managed by First Trust Advisors, L.P. The Target VIP Portfolio provides broad diversification with targeted investments in domestic large-cap, mid-cap and small-cap stocks, as well as European and NASDAQ market exposure. The Target Equity/Income Portfolio is focused on large caps with both growth and value elements. Please read your prospectus supplement, mailed last November, for a more complete description.

Looking Ahead

What news heralds the new year? Will 2006 continue to provide growth in domestic stock markets or is this bull market ready to peak? Much depends on the state of the economy and the consensus seems to indicate that the nation's Gross Domestic Product (GDP) will continue to grow but at a slower pace. While there is much concern over the yield curve (five of the last six recessions have been preceded by an inverted curve), it is felt that if a recession were to occur, it would not be in the near term. Others believe that an inverted yield curve does not indicate an economic slowdown as it has in the past. Rather, the yield curve inversion would be the result of large foreign investment in the domestic market. If this is the case, the foreign investment is actually stimulative to the economy.

Our outlook mirrors that of others in being cautiously optimistic. While the markets are likely to continue to rise, the tide will not lift all boats. Thus, individual managers will perform as well as their stock picking skills allow. We continue to be pleased with the lineup of managers presented in the Ohio National Fund, and wish you a successful investment year.

                                         Sincerely,

                                         /s/ JOHN J. PALMER
                                         John J. Palmer, FSA
                                         President

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
R. Todd Brockman, Treasurer
Dennis R. Taney, Chief Compliance Officer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary
William C. Price, Anti-Money Laundering (AML)
  Principal Compliance Officer

The Statement of Additional Information ("SAI") of Ohio National Fund, Inc. includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2005, is available (i) without charge, upon request, by calling 877-781-6392 toll-free and (ii) on the Securities and Exchange Commission's (the "Commission's") website at https://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31, 2005 and September 30, 2005 with the Commission, as required, on Form N-Q. These filings are available on the Commission's website at https://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission's website upon the Commission's acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.
 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     6.10%
Five year                                    5.08%
Ten year                                     7.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 COMMENTS

For the year ended December 31, 2005, the Ohio National Equity Portfolio returned 6.10% versus 4.91% for the current benchmark, the S&P 500 Index.

From a security selection perspective, we benefited from the strong performance of our investments in Health Care and Information Technology. From a sector allocation standpoint, we were hurt by our overweight position in Consumer Discretionary, where our holdings lagged the S&P 500 Index's worst performing sector, and our absence from Energy, the index's best performing sector.(1)

The top five contributors to the Equity Portfolio were Google Inc., UnitedHealth Group Inc., McKesson Corp., Health Net, Inc., and Aetna, Inc. The largest detractors to the Portfolio were Eastman Kodak Co., eBay, Inc., Tyco International Ltd., The DIRECTV Group Inc., and International Business Machines Corp.(1)

Shares of Google, Inc. more than doubled in the past year, making the online search leader the largest contributor to the Portfolio's 2005 performance. Using the significant free cash flow generated in its booming advertising business, Google, Inc. has widened its competitive moat by aggressively investing in research & development, introducing in the past year a steady flow of innovations that broaden its addressable market and increase the return on investment for advertisers. In addition to maintaining and growing its market share through organic growth, Google, Inc also fortified its leadership position through a $1 billion strategic investment in Time Warner's AOL division, locking in the latter's 10% share among the online search audience.

The Health Care sector provided the next four top contributors to performance, with the managed care industry supplying three of the four. Specifically, UnitedHealth Group Inc. continued to generate industry leading earnings growth, return on equity, and free cash flow. Its $8.5 billion acquisition of PacifiCare reinforced its position in the California market and further strengthened its offerings in Medicare, an area of opportunity due to the Drug Benefit plan reforms. Fellow managed care giant Aetna, Inc. was active on the merger front, complimenting its franchise with the acquisitions of HMS Health and Active Health Management. In addition, we believe the latent strength of Aetna, Inc.'s overcapitalized balance sheet should become more visible in 2006, as it has made share repurchases a top priority in capital allocation. Finally, Health Net, Inc.'s year was characterized by a continued recovery from execution missteps. During its recent investor conference, we were encouraged by newfound confidence among its executive team, which suggests that the turnaround process is nearing completion. Elsewhere, drug distributor, McKesson Corp. rallied when its stronger than expected financial results and significant progress in supplier contract re-negotiations signaled that the company has successfully navigated toward a more stable fee-for-service revenue model.(1)

On the downside, Tyco International Ltd. slipped 18% in 2005 and was the leading detractor from Portfolio performance as short-term investors were disenchanted by the company's inability to "beat and raise" earnings estimates. Shares of eBay, Inc. have yet to fully recover from the damage done early in the year for failing to meet analysts' lofty expectations. Eastman Kodak Co. traded down 26% as its difficult business model transition gave rise to more earnings disappointments. While it is well known that its high margin film business is in a secular decline, we believe investors have been reluctant to give the company credit for its digital progress such as achieving U.S. market leadership in digital cameras and staging a comeback in photofinishing kiosks in retail venues. Short-term investor concerns have dampened the stock prices of satellite TV broadcaster The DIRECTV Group Inc. Investors' worries about The DIRECTV Group Inc. are focused on its high subscriber acquisition and retention costs, which were inflated by the company's aggressive roll out of higher end set top boxes capable of supporting DVR (digital video recorder) and interactive TV functions. In our view the bright secular outlook should more than overcome these short-term concerns.(1)

For the most part, the Fed pursued a pragmatic, evidence-based, approach to monetary policy in 2005, hiking the benchmark federal funds rate eight consecutive times. We were surprised that the Fed continued to raise rates in the face of contained inflation and moderating economic growth. We felt that there was a slight disconnect between what the market seemed to fear, an economic slowdown, and what the Fed seemed to fear, accelerating inflation. In our opinion, if the Fed remains too focused on fighting inflation, it risks

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

over-tightening and precipitating a major economic slowdown.

Earlier in the year we expected equities to rally, triggered by a near-term peaking in oil prices. However, crude oil traded in the $50 to $70 per barrel range for most of the year, setting (inflation unadjusted) all-time highs in the process. We were surprised by the persistent strength in oil prices and are coming around to the view that it may well be "different this time," in the sense that high prices are being driven by the inexorable growth of demand rather than disruptions in supply, as in the past. That said, in the short-term, we continue to believe that prices are due for a pull back. Longer-term, we continue to study and monitor the Energy area carefully.

We remain decidedly optimistic on the U.S. equity markets. The current evidence, as we see it, indicates further economic expansion in 2006, and we anticipate business spending will become an increasingly important part of this equation. Oil prices seemed to have peaked last fall, and we anticipate the Federal Reserve will cease its campaign to increase interest rates in the coming months. Furthermore, stocks in aggregate have lagged corporate earnings growth in each of the past two years. We believe this environment will give equities the opportunity to move meaningfully higher in 2006.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
12/95                                                                       10000                              10000
                                                                            10966                              11020
12/96                                                                     11835.6                            12308.2
                                                                          13281.9                            14831.4
12/97                                                                     13985.9                            16400.6
                                                                          15220.8                            19305.1
12/98                                                                     14785.5                              21087
                                                                          16156.1                            23697.6
12/99                                                                     17723.3                            25524.7
                                                                          17163.2                            25414.9
12/00                                                                     16545.3                            23198.7
                                                                          17276.6                            21644.4
12/01                                                                     15149.9                            20443.1
                                                                          12628.9                            17754.9
12/02                                                                     12310.7                            15927.9
                                                                            15024                              17801
12/03                                                                     17768.8                            20496.1
                                                                          18378.3                            21201.2
12/04                                                                     19979.1                            22723.4
                                                                          19527.1                            22539.3
12/05                                                                       21199                              23838

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets

Common Stocks(3)                                99.9
Repurchase Agreements
  Less Net Liabilities                           0.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Sprint Nextel Corp.                           6.5
 2.  UnitedHealth Group, Inc.                      5.7
 3.  Amazon.com Inc.                               5.6
 4.  Tyco International Ltd.                       5.3
 5.  Google, Inc. Class A                          4.4
 6.  The AES Corp.                                 4.2
 7.  JPMorgan Chase & Co.                          3.8
 8.  eBay, Inc.                                    3.5
 9.  Aetna, Inc.                                   3.3
10.  Qwest Communications
     International, Inc.                           3.3

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   31.9
      Information Technology                   16.3
      Health Care                              15.9
      Financials                               14.4
      Telecommunication Services                9.7
      Industrials                               7.5
      Utilities                                 4.2
                                    ---------------
                                               99.9
                                    ===============

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 31.9%
HOUSEHOLD DURABLES - 4.7%
Beazer Homes USA, Inc. ...........      55,900   $  4,071,756
Centex Corp. .....................     125,900      9,000,591
Pulte Homes, Inc. ................     221,200      8,706,432
Ryland Group, Inc. ...............      53,200      3,837,316
                                                 ------------
                                                   25,616,095
                                                 ------------
INTERNET & CATALOG RETAIL - 13.9%
Amazon.com Inc. (a)...............     643,400     30,336,310
eBay, Inc. (a)....................     435,800     18,848,350
Expedia, Inc. (a).................     518,343     12,419,498
IAC/InterActiveCorp (a)...........     471,500     13,348,165
                                                 ------------
                                                   74,952,323
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -2.8%
Eastman Kodak Co. ................     644,400     15,078,960
                                                 ------------
MEDIA - 5.7%
The DIRECTV Group Inc. (a)........     804,100     11,353,892
Time Warner, Inc. ................     579,300     10,102,992
WPP Group PLC (b).................     886,900      9,595,053
                                                 ------------
                                                   31,051,937
                                                 ------------
MULTILINE RETAIL - 2.7%
Sears Holdings Corp. (a)..........     125,900     14,545,227
                                                 ------------
SPECIALTY RETAIL - 2.1%
The Home Depot, Inc. .............     276,900     11,208,912
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                172,453,454
                                                 ------------
FINANCIALS - 14.4%
CONSUMER FINANCE - 2.0%
Capital One Financial Corp. ......     123,200     10,644,480
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 6.3%
Citigroup, Inc. ..................     276,800     13,433,104
JPMorgan Chase & Co. .............     519,700     20,626,893
                                                 ------------
                                                   34,059,997
                                                 ------------
INSURANCE - 1.9%
The St. Paul Travelers Companies,
  Inc. ...........................     232,600     10,390,242
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 4.2%
Countrywide Financial Corp. ......     393,800     13,464,022
MGIC Investment Corp. ............     142,700      9,392,514
                                                 ------------
                                                   22,856,536
                                                 ------------
TOTAL FINANCIALS..................                 77,951,255
                                                 ------------
HEALTH CARE - 15.9%
HEALTH CARE PROVIDERS & SERVICES - 14.6%
Aetna, Inc. ......................     188,700     17,796,297
Health Net, Inc. (a)..............     279,000     14,382,450
McKesson Corp. ...................     307,400     15,858,766
UnitedHealth Group, Inc. .........     496,900     30,877,366
                                                 ------------
                                                   78,914,879
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 1.3%
Pfizer, Inc. .....................     293,200   $  6,837,424
                                                 ------------
TOTAL HEALTH CARE.................                 85,752,303
                                                 ------------
INDUSTRIALS - 7.5%
BUILDING PRODUCTS - 0.5%
Masco Corp. ......................      83,800      2,529,922
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.7%
Waste Management, Inc. ...........     310,400      9,420,640
                                                 ------------
INDUSTRIAL CONGLOMERATES - 5.3%
Tyco International Ltd. ..........     994,100     28,689,726
                                                 ------------
TOTAL INDUSTRIALS.................                 40,640,288
                                                 ------------
INFORMATION TECHNOLOGY - 16.3%
COMMUNICATIONS EQUIPMENT - 1.1%
Cisco Systems, Inc. (a)...........     335,300      5,740,336
                                                 ------------
COMPUTERS & PERIPHERALS - 4.0%
Dell, Inc. (a)....................     159,600      4,786,404
Hewlett-Packard Co. ..............     117,400      3,361,162
International Business Machines
  Corp. ..........................      81,900      6,732,180
Seagate Technology................     336,000      6,716,640
                                                 ------------
                                                   21,596,386
                                                 ------------
INTERNET SOFTWARE & SERVICES -6.9%
Google, Inc. Class A (a)..........      57,400     23,812,964
Yahoo!, Inc. (a)..................     344,800     13,509,264
                                                 ------------
                                                   37,322,228
                                                 ------------
SOFTWARE - 4.3%
Computer Associates International,
  Inc. ...........................      98,200      2,768,258
Electronic Arts, Inc. (a).........     221,600     11,591,896
Intuit, Inc. (a)..................     167,400      8,922,420
                                                 ------------
                                                   23,282,574
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 87,941,524
                                                 ------------
TELECOMMUNICATION SERVICES - 9.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 9.7%
Qwest Communications
  International, Inc. (a).........   3,134,100     17,707,665
Sprint Nextel Corp. ..............   1,496,200     34,951,232
                                                 ------------
TOTAL TELECOMMUNICATION
  SERVICES........................                 52,658,897
                                                 ------------
UTILITIES - 4.2%
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 4.2%
The AES Corp. (a).................   1,424,700     22,553,001
                                                 ------------
TOTAL UTILITIES...................                 22,553,001
                                                 ------------
TOTAL COMMON STOCKS
  (COST $375,198,851).............               $539,950,722
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE          FAIR
REPURCHASE AGREEMENTS - 0.2%          AMOUNT        VALUE
-------------------------------------------------------------
Bank of America 4.230%
  01/03/2006......................  $1,233,575   $  1,233,575
                                                 ------------
 Repurchase price $1,234,155
 Collateralized by:
  Freddie Mac
  3.750% 03/15/07
  Fair Value: $1,259,291
TOTAL REPURCHASE AGREEMENTS (COST
 $1,233,575)......................               $  1,233,575
                                                 ------------
TOTAL INVESTMENTS - 100.1%
  (COST $376,432,426) (C).........               $541,184,297
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.1)%.................                   (469,427)
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $540,714,870
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing.
(b) Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $9,595,053 or 1.8% of the Portfolio's net assets.
     As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $376,432,426)....................  $541,184,297
  Cash.....................................             1
  Receivable for fund shares sold..........        20,453
  Dividends and accrued interest
    receivable.............................       136,708
  Prepaid expenses and other assets........        15,048
                                             ------------
    Total assets...........................   541,356,507
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       189,289
  Payable for investment management
    services...............................       372,615
  Accrued custody expense..................         4,469
  Accrued professional fees................         7,521
  Accrued accounting fees..................        29,851
  Accrued printing and proxy fees..........        37,892
                                             ------------
    Total liabilities......................       641,637
                                             ------------
Net assets.................................  $540,714,870
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 18,300,554
  Paid-in capital in excess of par value...   417,904,681
  Accumulated net realized losses on
    investments............................   (60,241,034)
  Net unrealized appreciation on
    investments............................   164,751,871
  Accumulated net investment loss..........        (1,202)
                                             ------------
Net assets.................................  $540,714,870
                                             ============
Shares outstanding.........................    18,300,554
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      29.55
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $   117,503
  Dividends.................................    4,172,810
                                              -----------
    Total investment income.................    4,290,313
                                              -----------
Expenses:
  Management fees...........................    4,012,520
  Custodian fees............................       47,307
  Directors' fees...........................       32,340
  Professional fees.........................       27,271
  Accounting fees...........................      211,768
  Printing and proxy fees...................       72,452
  Other.....................................       14,721
                                              -----------
    Total expenses..........................    4,418,379
                                              -----------
    Net investment loss.....................     (128,066)
                                              -----------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................   20,897,111
    Foreign currency related transactions...       (6,482)
  Change in unrealized
    appreciation/depreciation on
    investments.............................   10,736,232
                                              -----------
    Net realized/unrealized gains (losses)
      on investments and foreign currency...   31,626,861
                                              -----------
    Change in net assets from operations....  $31,498,795
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income (loss)..............................  $   (128,066)    $    370,703
  Net realized gains (losses) on investments and foreign
    currency transactions...................................    20,890,629      (11,222,905)
  Change in unrealized appreciation/depreciation on
    investments.............................................    10,736,232       66,996,140
                                                              ------------     ------------
    Change in net assets from operations....................    31,498,795       56,143,938
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............            --         (207,281)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    46,480,181       66,957,658
  Received from dividends reinvested........................            --          207,281
  Paid for shares redeemed..................................   (39,396,785)     (34,090,525)
                                                              ------------     ------------
    Change in net assets from capital transactions..........     7,083,396       33,074,414
                                                              ------------     ------------
      Change in net assets..................................    38,582,191       89,011,071
Net Assets:
  Beginning of year.........................................   502,132,679      413,121,608
                                                              ------------     ------------
  End of year...............................................  $540,714,870     $502,132,679
                                                              ============     ============
  Undistributed net investment income (Accumulated net
    investment loss)........................................  $     (1,202)    $    140,459
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $27.85     $24.78     $17.20     $21.25     $23.28
Investment activities:
  Net investment income (loss)..............................   (0.01)      0.02       0.04       0.07       0.06
  Net realized and unrealized gains (losses) on investments
    and foreign currency transactions.......................    1.71       3.06       7.58      (4.05)     (2.03)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    1.70       3.08       7.62      (3.98)     (1.97)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................      --      (0.01)     (0.04)     (0.07)     (0.06)
  Return of capital distributions...........................      --         --         -- (a)     --         --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................      --      (0.01)     (0.04)     (0.07)     (0.06)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $29.55     $27.85     $24.78     $17.20     $21.25
                                                              ======     ======     ======     ======     ======
Total return................................................    6.10%     12.44%     44.35%    (18.74)%    (8.43)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $540.7     $502.1     $413.1     $263.2     $343.6
  Ratios to average net assets:
    Expenses................................................    0.88%      0.92%      0.94%      0.95%      0.93%
    Net investment income (loss)............................   (0.03)%     0.09%      0.18%      0.37%      0.29%
  Portfolio turnover rate...................................      20%        10%         6%        32%        20%

--------------------------------------------------------------------------------

(a) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Short-Term Notes (2)                            90.0
Municipal Bonds                                  1.3
Repurchase Agreements and Other Net
  Assets                                         8.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1)

                                      % of Net Assets
 1.  UBS Finance 4.290% 01/03/2006                4.7
 2.  Merrill Lynch & Co., Inc. 4.190%
     01/03/2006                                   4.7
 3.  American Express Inc. 4.200%
     01/06/2006                                   4.7
 4.  AIG Funding Inc. 4.200%
     01/06/2006                                   4.7
 5.  Wal-Mart Stores, Inc. 4.150%
     01/10/2006                                   4.7
 6.  General Electric Capital Corp.
     4.290% 01/11/2006                            4.7
 7.  Toyota Motor Credit Corp. 4.240%
     01/06/2006                                   4.6
 8.  Chevron Corp. 4.250% 01/09/2006              4.6
 9.  The Goldman Sachs Group, Inc.
     4.360% 01/03/2006                            4.4
10.  CIT Group Inc. 4.260% 01/03/2006             4.1

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Sectors:

                                                                    % of Net Assets
        Financials                                                             57.1
        Consumer Staples                                                       12.1
        Consumer Discretionary                                                 11.8
        Energy                                                                  4.6
        Telecommunication Services                                              4.4
                                                                    ---------------
                                                                               90.0
                                                                    ===============

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE        AMORTIZED
    SHORT-TERM NOTES - 90.0%          AMOUNT          COST
--------------------------------------------------------------
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES - 0.6%
DaimlerChrysler N.A. Holding
  Corp. 4.460% 01/05/2006........  $  1,000,000   $    999,504
                                                  ------------
HOUSEHOLD DURABLES - 0.6%
Fortune Brands Inc. 4.300%
  01/03/2006 (a).................     1,000,000        999,761
                                                  ------------
MEDIA - 8.8%
Gannett Co., Inc. 4.130%
  01/04/2006 (a).................     5,000,000      4,998,279
  4.240% 01/10/2006 (a)..........     2,000,000      1,997,880
The E.W. Scripps Co. 4.100%
  01/03/2006 (a).................     1,000,000        999,772
  4.240% 01/25/2006 (a)..........     7,000,000      6,980,214
                                                  ------------
                                                    14,976,145
                                                  ------------
SPECIALTY RETAIL - 1.8%
The Sherwin Williams Co. 4.260%
  01/03/2006 (a).................     3,000,000      2,999,290
                                                  ------------
TOTAL CONSUMER DISCRETIONARY.....                   19,974,700
                                                  ------------
CONSUMER STAPLES - 12.1%
BEVERAGES - 3.0%
The Coca-Cola Co. 4.180%
  01/17/2006.....................     5,000,000      4,990,711
                                                  ------------
FOOD & STAPLES RETAILING - 4.7%
Wal-Mart Stores, Inc. 4.150%
  01/10/2006 (a).................     8,000,000      7,991,700
                                                  ------------
HOUSEHOLD PRODUCTS - 4.4%
The Procter & Gamble Co. 4.240%
  01/17/2006 (a).................       500,000        499,058
  4.240% 01/18/2006 (a)..........     7,000,000      6,985,984
                                                  ------------
                                                     7,485,042
                                                  ------------
TOTAL CONSUMER STAPLES...........                   20,467,453
                                                  ------------
ENERGY - 4.6%
OIL, GAS & CONSUMABLE
  FUELS - 4.6%
Chevron Corp. 4.250%
  01/09/2006.....................     7,750,000      7,742,681
                                                  ------------
TOTAL ENERGY.....................                    7,742,681
                                                  ------------
FINANCIALS - 57.1%
CAPITAL MARKETS - 13.8%
Merrill Lynch & Co., Inc. 4.190%
  01/03/2006.....................     8,000,000      7,998,138
The Goldman Sachs Group, Inc.
  4.360% 01/03/2006..............     7,500,000      7,498,183
UBS Finance 4.290% 01/03/2006....     8,000,000      7,998,156
                                                  ------------
                                                    23,494,477
                                                  ------------

                                       FACE        AMORTIZED
    SHORT-TERM NOTES - 90.0%          AMOUNT          COST
--------------------------------------------------------------
CONSUMER FINANCE - 14.0%
American Express Inc. 4.200%
  01/06/2006.....................  $  8,000,000   $  7,995,333
American Honda Finance 4.100%
  01/03/2006.....................     2,000,000      1,999,545
  4.220% 01/04/2006..............     6,000,000      5,997,890
Toyota Motor Credit Corp. 4.240%
  01/06/2006.....................     7,750,000      7,745,436
                                                  ------------
                                                    23,738,204
                                                  ------------
DIVERSIFIED FINANCIAL
  SERVICES - 17.1%
CIT Group Inc. 4.260%
  01/03/2006.....................     7,000,000      6,998,343
Citigroup Funding, Inc. 4.270%
  01/05/2006.....................     5,000,000      4,997,628
  4.290% 01/05/2006..............     1,000,000        999,523
General Electric Capital Corp.
  4.290% 01/11/2006..............     8,000,000      7,990,467
HSBC Finance Corp. 4.100%
  01/03/2006.....................     2,000,000      1,999,545
  4.220% 01/06/2006..............     6,000,000      5,996,483
                                                  ------------
                                                    28,981,989
                                                  ------------
INSURANCE - 12.2%
AIG Funding Inc. 4.200%
  01/06/2006.....................     8,000,000      7,995,333
MetLife Funding Inc. 4.250%
  02/21/2006.....................     5,000,000      4,969,896
Prudential Funding LLC 4.260%
  01/05/2006.....................     3,800,000      3,798,201
  4.260% 01/11/2006..............     3,950,000      3,945,326
                                                  ------------
                                                    20,708,756
                                                  ------------
TOTAL FINANCIALS.................                   96,923,426
                                                  ------------
TELECOMMUNICATION SERVICES - 4.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.4%
BellSouth Corp. 4.270% 01/05/2006
  (a)............................     5,000,000      4,997,628
  4.230% 01/10/2006 (a)..........     2,500,000      2,497,356
                                                  ------------
TOTAL TELECOMMUNICATION
  SERVICES.......................                    7,494,984
                                                  ------------
TOTAL SHORT-TERM NOTES (COST
  $152,603,244)..................                 $152,603,244
                                                  ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE        AMORTIZED
MUNICIPAL BONDS - 1.3%                AMOUNT          COST
--------------------------------------------------------------
Alaska Housing Finance Corp.
  4.300% 12/01/2032 (b)..........  $  2,200,000   $  2,200,000
                                                  ------------
TOTAL MUNICIPAL BONDS (COST
  $2,200,000)....................                 $  2,200,000
                                                  ------------

                                       FACE        AMORTIZED
REPURCHASE AGREEMENTS - 7.4%          AMOUNT          COST
--------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006.......  $12,580,000   $ 12,580,000
                                                  ------------
  Repurchase price $12,584,543
  Collateralized by:
    Freddie Mac Mortgage Back
    Series
    #2694 5.869% 10/15/33
    Fair Value: $4,227,084
    Fannie Mae Loan Pool
    #682317 4.500% 8/01/33
    Fair Value: $8,603,947
TOTAL REPURCHASE AGREEMENTS (COST
  $12,580,000)....................                $ 12,580,000
                                                  ------------
TOTAL INVESTMENTS - 98.7%
  (COST $167,383,244) (C).........                $167,383,244
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.3%..............                   2,179,467
                                                  ------------
TOTAL NET ASSETS - 100.0%.........                $169,562,711
                                                  ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Represents a security exempt from registration under Section
     4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At December 31, 2005, the value of these securities amounted to $41,946,922 or 24.7% of the net assets of the Portfolio. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) This bond is a variable rate demand note that is an eligible security under Rule 2a-7. The rate of interest resets every seven days and the bond is eligible to be repurchased by the broker at any time, at par, with a maximum seven day settlement.
(c) Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of this Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at amortized
    cost...................................  $167,383,244
  Cash.....................................             9
  Receivable for fund shares sold..........     2,820,666
  Accrued interest receivable..............        10,188
  Prepaid expenses and other assets........         3,102
                                             ------------
    Total assets...........................   170,217,209
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       589,019
  Payable for investment management
    services...............................        34,653
  Accrued custody expense..................         1,418
  Accrued professional fees................         7,521
  Accrued accounting fees..................        10,459
  Accrued printing and proxy fees..........        11,428
                                             ------------
    Total liabilities......................       654,498
                                             ------------
Net assets.................................  $169,562,711
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,956,284
  Paid-in capital in excess of par value...   152,606,872
  Accumulated net realized loss............          (445)
                                             ------------
Net assets.................................  $169,562,711
                                             ============
Shares outstanding.........................    16,956,284
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $5,060,920
                                               ----------
Expenses:
  Management fees............................     438,617
  Custodian fees.............................      14,348
  Directors' fees............................      10,083
  Professional fees..........................      14,847
  Accounting fees............................      69,377
  Printing and proxy fees....................      22,184
  Other......................................       1,134
                                               ----------
    Total expenses...........................     570,590
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (50,000)
                                               ----------
    Net expenses.............................     520,590
                                               ----------
    Net investment income....................   4,540,330
                                               ----------
    Change in net assets from operations.....  $4,540,330
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED DECEMBER 31,
                                                              -------------------------------
                                                                  2005              2004
                                                              -------------     -------------
From investment activities:
Operations:
  Net investment income.....................................  $   4,540,330     $   1,300,925
                                                              -------------     -------------
Distributions to shareholders:
  Distributions paid from net investment income.............     (4,540,456)       (1,300,925)
                                                              -------------     -------------
Capital transactions:
  Received from shares sold.................................    141,802,076       120,054,494
  Received from dividends reinvested........................      4,540,456         1,300,925
  Paid for shares redeemed..................................   (117,751,321)     (109,672,067)
                                                              -------------     -------------
    Change in net assets from capital transactions..........     28,591,211        11,683,352
                                                              -------------     -------------
      Change in net assets..................................     28,591,085        11,683,352
Net Assets:
  Beginning of year.........................................    140,971,626       129,288,274
                                                              -------------     -------------
  End of year...............................................  $ 169,562,711     $ 140,971,626
                                                              =============     =============
  Undistributed net investment income.......................  $          --     $         127
                                                              =============     =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $10.00     $10.00     $10.00     $10.00     $10.00
Investment activities:
  Net investment income.....................................    0.27       0.09       0.07       0.14       0.36
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.27)     (0.09)     (0.07)     (0.14)     (0.36)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return................................................    2.92%      1.01%      0.74%      1.37%      3.78%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $169.6     $141.0     $129.3     $169.0     $171.1
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................    0.33%      0.36%      0.41%      0.40%      0.38%
      Net investment income.................................    2.92%      1.03%      0.74%      1.38%      3.43%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.37%      0.40%      0.44%      0.45%      0.42%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     0.42%
Five year                                    6.71%
Ten year                                     5.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Bond Portfolio returned 0.42% versus 1.48% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year.

The Portfolio underperformed the Merrill Lynch Index in 2005 due to differences with the Index regarding industry weightings, quality of holdings and maturity breakdown. The Portfolio was over-weighted in industrial names and under-weighted in banks and finance during a year in which industrial companies underperformed in bank and finance industries. In particular, the Portfolio was slightly over-weighted in the auto and paper industries, which performed poorly. The average credit quality of the Portfolio was mid-BBB and the average credit quality of the Merrill Lynch Index was A2. During 2005, lower quality bonds generally underperformed higher quality bonds. During 2005, the Portfolio was underweighted in bonds having short maturities. Despite the significant flattening of the Treasury yield curve in 2005, bonds having short maturities outperformed longer maturity bonds. In addition, the Portfolio held several bonds which were negatively impacted by the possibility of leveraged buyouts ("LBOs").(1)

During the year, there were two dominant themes in the U.S. fixed income market. First, the Treasury yield curve flattened. At the start of the year, the difference between the 10-year and 2-year Treasury yield was 115 basis points. By the end of 2005, the 10-year and 2-year Treasury yields were only 1 basis point apart in yield. The Treasury curve flattened because the Fed Funds rate was raised several times, pushing yields up on the short end of the yield curve.

The second dominant theme in the fixed income market involved the problems in the auto industry. Both Ford Motor Co. and General Motors Corp. lost their investment grade ratings, and entered the high yield universe. There are now real questions concerning General Motors Corp.'s ability to avoid bankruptcy. One large auto parts manufacturer also declared bankruptcy in 2005. The problems in the auto industry caused the values of auto and auto-related bonds to drop significantly. As stated earlier, the Portfolio was slightly over-weighted in automotive positions.(1)

In addition to the flattening yield curve, longer maturity Treasury yields also increased in 2005. The 10-year Treasury yield increased 17 basis points during the year. Because of problems in the auto industry and an increase in equity-friendly actions on the part of companies, credit spreads widened on the Merrill Lynch Index by 15 basis points during 2005. The low absolute return of 1.48% on the Merrill Lynch Index for 2005 is explained by the rising and flattening yield curve, coupled with wider credit spreads.

The holdings in the Portfolio that performed the best in 2005 came from a variety of industries and included America Movil SA de CV (a Mexican wireless company), Developers Diversified Realty Corp. (a REIT), HCA, Inc. (a hospital company), Liberty Mutual Corp. (an insurance company), Loews Corp. (a holding company with investments in insurance, cigarettes and hotels) and United Mexican States. The poorest performing holdings in the Portfolio came primarily from the auto and paper industries. Poorly performing auto and auto parts bonds held by the Portfolio included Ford Motor Credit Co., General Motors Acceptance Corp., Arvin Meritor Industries, Inc. and Lear Corp. Poorly performing bonds from the paper industry included Abitibi-Consolidated, Inc., Domtar, Inc. and Rock-Tenn Co. Knight-Ridder (a newspaper company) also performed poorly because of LBO concerns.(1)

We expect the U.S. economy to continue to grow, albeit at a slower rate, and for the Federal Reserve to tighten credit at least one more time. Because of economic growth, large Federal budget deficits, tightening on the part of the Federal Reserve and increases in energy prices, we expect the Treasury yield curve to rise. Due to the significant tightening in credit spreads that occurred over the prior two years, we expect credit spreads to continue to widen. Due to widening credit spreads, purchases for the Portfolio will be biased toward higher quality names and holdings of high yield credits will be trimmed. Because the prevalence of equity-friendly actions taken by companies is increasing, we will maintain an overweighting in REITs and electric utilities and increase purchases in the bank and finance industries as it is difficult to significantly increase leverage in these entities.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

We will also sell investments in companies that have a greater likelihood of being acquired through an LBO. Currently, the duration of the Portfolio is 0.2 years longer than the Merrill Lynch Index. The duration of the Portfolio will be shortened because the yield curve is very flat and our expectation is for higher interest rates.(1)
-------------------------------------------------------------
(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.
 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                BOND PORTFOLIO (COMMENCED       MERRILL LYNCH U.S. CORPORATE BOND
                                                               OPERATIONS NOVEMBER 2, 1982)              INDEX 1-10 YEAR
                                                               ----------------------------     ---------------------------------
12/95                                                                      10000                               10000
                                                                            9857                              9919.5
12/96                                                                    10370.5                             10409.1
                                                                         10725.2                             10748.6
12/97                                                                    11333.3                               11304
                                                                         11651.8                             11730.8
12/98                                                                    11924.5                               12243
                                                                         11886.3                               12149
12/99                                                                    11993.3                               12268
                                                                         12317.1                               12572
12/00                                                                    12696.5                             13414.4
                                                                         13261.5                             14142.8
12/01                                                                    13764.1                             14814.6
                                                                         14398.6                             15177.6
12/02                                                                    14955.8                             16270.4
                                                                         16273.4                             17371.9
12/03                                                                    16520.8                             17502.2
                                                                         16505.9                             17503.9
12/04                                                                    17494.6                             18239.1
                                                                         17710.8                             18532.9
12/05                                                                      17568                             18507.3

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.
 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Monsanto Co. 7.375% 08/15/2012                1.6
 2.  TransAlta Corp. 6.750%
     07/15/2012                                    1.5
 3.  Ford Motor Credit Co. 7.250%
     10/25/2011                                    1.2
 4.  Wells Fargo Bank, N.A. 6.450%
     02/01/2011                                    1.2
 5.  American Express Credit Corp.
     5.000% 12/02/2010                             1.1
 6.  General Electric Capital Corp.
     4.875% 10/21/2010                             1.1
 7.  Merrill Lynch & Co., Inc.
     4.790% 08/04/2010                             1.1
 8.  Citigroup, Inc. 4.625%
     08/03/2010                                    1.1
 9.  The Goldman Sachs Group, Inc.
     4.500% 06/15/2010                             1.1
10.  DaimlerChrysler N.A. Holding
     Corp. 4.050% 06/04/2008                       1.1

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Corporate Bonds(3) (4)                          93.5
Asset Backed Securities(3) (4)                   0.4
Foreign Government Bonds(4)                      0.8
Short-Term Notes and Other Net
  Assets                                         5.3
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                    % of Net Assets
      Financials                               32.8
      Consumer Discretionary                   16.7
      Utilities                                11.5
      Materials                                 7.2
      Telecommunication Services                6.6
      Industrials                               5.7
      Energy                                    5.5
      Information Technology                    2.9
      Consumer Staples                          2.5
      Health Care                               2.5
                                   ----------------
                                               93.9
                                   ================

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      AAA                                       1.1
      AA                                        6.4
      A                                        16.3
      BBB                                      63.3
      BB                                       11.1
      B                                         1.8

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 16.7%
AUTO COMPONENTS - 0.6%
ArvinMeritor, Inc. 8.750%
  03/01/2012......................  $  500,000   $    481,250
Lear Corp. Series B 5.750%
  08/01/2014......................     375,000        304,950
                                                 ------------
                                                      786,200
                                                 ------------
AUTOMOBILES - 1.1%
DaimlerChrysler N.A. Holding Corp.
  4.050% 06/04/2008...............   1,500,000      1,461,069
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 3.1%
ARAMARK Services, Inc. 7.000%
  07/15/2006......................     750,000        756,982
GTECH Holdings Corp. 4.500%
  12/01/2009......................   1,000,000        922,531
Harrah's Operating Co. Inc. 5.500%
  07/01/2010......................   1,000,000      1,000,582
Marriott International, Inc.
  4.625% 06/15/2012...............   1,000,000        963,812
Mirage Resorts, Inc. 6.750%
  02/01/2008......................     700,000        713,125
                                                 ------------
                                                    4,357,032
                                                 ------------
HOUSEHOLD DURABLES - 4.0%
Centex Corp. 5.125% 10/01/2013....     500,000        479,822
Lennar Corp. 5.950% 03/01/2013....   1,000,000      1,007,952
Newell Rubbermaid, Inc. 4.625%
  12/15/2009......................   1,000,000        978,712
Pulte Homes, Inc.
  8.125% 03/01/2011...............   1,000,000      1,102,526
  7.875% 08/01/2011...............   1,000,000      1,099,817
Ryland Group, Inc. 5.375%
  01/15/2015......................   1,000,000        944,846
                                                 ------------
                                                    5,613,675
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.5%
Eastman Kodak Co. 3.625%
  05/15/2008......................     750,000        692,972
                                                 ------------
MEDIA - 4.3%
Clear Channel Communications, Inc.
  5.750% 01/15/2013...............   1,000,000        981,833
Comcast Cable Communications
  8.375% 05/01/2007...............     500,000        521,568
  8.875% 05/01/2017...............     250,000        308,159
Cox Communications, Inc. 6.750%
  03/15/2011......................   1,000,000      1,046,849
Knight-Ridder, Inc. 4.625%
  11/01/2014......................   1,000,000        828,419
Liberty Media Corp. 5.700%
  05/15/2013......................     500,000        468,381
Rogers Cable, Inc. 7.875%
  05/01/2012......................   1,000,000      1,078,750
Time Warner, Inc. 6.875%
  05/01/2012......................     750,000        799,385
                                                 ------------
                                                    6,033,344
                                                 ------------
MULTILINE RETAIL - 0.7%
May Department Stores Co. 5.750%
  07/15/2014......................   1,000,000      1,021,251
                                                 ------------
SPECIALTY RETAIL - 2.4%
AutoZone, Inc. 4.750%
  11/15/2010......................   1,250,000      1,200,879

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Limited Brands, Inc. 5.250%
  11/01/2014......................  $1,000,000   $    945,510
Staples, Inc. 7.375% 10/01/2012...   1,000,000      1,116,184
                                                 ------------
                                                    3,262,573
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 23,228,116
                                                 ------------
CONSUMER STAPLES - 2.5%
FOOD & STAPLES RETAILING - 1.1%
Safeway, Inc. 5.800% 08/15/2012...     500,000        503,232
The Kroger Co. 6.200%
  06/15/2012......................   1,000,000      1,025,844
                                                 ------------
                                                    1,529,076
                                                 ------------
FOOD PRODUCTS - 1.4%
Bunge Ltd. Finance Corp. 5.875%
  05/15/2013......................     750,000        773,529
Tyson Foods, Inc. 8.250%
  10/01/2011......................   1,000,000      1,130,367
                                                 ------------
                                                    1,903,896
                                                 ------------
TOTAL CONSUMER STAPLES............                  3,432,972
                                                 ------------
ENERGY - 5.5%
OIL, GAS & CONSUMABLE FUELS - 5.5%
Atlantic Richfield Co. BP Amoco
  8.550% 03/01/2012...............     200,000        237,240
Energy Transfer Partners L.P.
  5.650% 08/01/2012 (a)...........   1,000,000        989,876
Enterprise Products Operating L.P.
  4.625% 10/15/2009...............   1,000,000        976,171
Kinder Morgan Energy Partners L.P.
  5.000% 12/15/2013...............     750,000        732,041
Marathon Oil Corp. 6.125%
  03/15/2012......................     750,000        796,308
Ocean Energy, Inc. 7.250%
  10/01/2011......................   1,000,000      1,105,647
Pemex Project Funding Master Trust
  5.750% 12/15/2015 (a)...........   1,000,000        996,250
Valero Energy Corp. 6.875%
  04/15/2012......................     750,000        818,274
XTO Energy, Inc. 4.900%
  02/01/2014......................   1,000,000        978,135
                                                 ------------
                                                    7,629,942
                                                 ------------
TOTAL ENERGY......................                  7,629,942
                                                 ------------
FINANCIALS - 32.8%
CAPITAL MARKETS - 5.4%
Amvescap PLC 4.500% 12/15/2009....   1,250,000      1,227,629
Jefferies Group, Inc. 7.750%
  03/15/2012......................   1,000,000      1,113,370
Merrill Lynch & Co., Inc. 4.790%
  08/04/2010......................   1,500,000      1,484,636
Morgan Stanley 4.750%
  04/01/2014......................   1,250,000      1,200,845
Nuveen Investments, Inc. 5.000%
  09/15/2010......................   1,000,000        984,946
The Goldman Sachs Group, Inc.
  4.500% 06/15/2010...............   1,500,000      1,467,337
                                                 ------------
                                                    7,478,763
                                                 ------------
COMMERCIAL BANKS - 1.1%
Wells Fargo Bank, N.A. 6.450%
  02/01/2011......................   1,500,000      1,600,331
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 6.4%
American Express Credit Corp.
  5.000% 12/02/2010...............  $1,500,000   $  1,502,647
American General Finance Corp.
  4.875% 05/15/2010...............   1,000,000        992,374
Capital One Bank 5.125%
  02/15/2014......................     750,000        739,258
Capital One Financial 4.738%
  05/17/2007......................     500,000        498,518
Ford Motor Credit Co. 7.250%
  10/25/2011......................   2,000,000      1,729,666
General Motors Acceptance Corp.
  7.250% 03/02/2011...............   1,000,000        920,096
Household Finance Corp. 6.375%
  11/27/2012......................   1,250,000      1,330,081
MBNA America Bank NA 4.625%
  08/03/2009......................   1,250,000      1,241,244
                                                 ------------
                                                    8,953,884
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 4.5%
CIT Group, Inc. 5.000%
  02/13/2014......................     750,000        734,822
Citigroup, Inc. 4.625%
  08/03/2010......................   1,500,000      1,480,734
General Electric Capital Corp.
  4.875% 10/21/2010...............   1,500,000      1,498,260
International Lease Finance Corp.
  5.000% 04/15/2010...............   1,250,000      1,244,490
JPMorgan Chase & Co. 5.150%
  10/01/2015......................   1,250,000      1,234,610
                                                 ------------
                                                    6,192,916
                                                 ------------
INSURANCE - 4.2%
Assurant, Inc. 5.625%
  02/15/2014......................     750,000        760,847
Axis Capital Holdings Ltd. 5.750%
  12/01/2014......................     500,000        500,970
Liberty Mutual Group 5.750%
  03/15/2014 (a)..................   1,000,000        988,669
Lincoln National Corp. 6.500%
  03/15/2008......................   1,250,000      1,291,968
Loews Corp. 5.250% 03/15/2016.....     750,000        742,653
Marsh & McLennan Cos. Inc. 3.625%
  02/15/2008......................   1,000,000        969,621
StanCorp Financial Group, Inc.
  6.875% 10/01/2012...............     500,000        538,548
                                                 ------------
                                                    5,793,276
                                                 ------------
REAL ESTATE - 9.0%
AvalonBay Communities, Inc. 6.625%
  01/15/2008......................   1,000,000      1,030,781
Camden Property Trust 4.375%
  01/15/2010......................   1,000,000        968,165
Colonial Realty, L.P. 8.050%
  07/15/2006......................     900,000        913,335
Developers Diversified Realty
  Corp. 5.375% 10/15/2012.........   1,250,000      1,232,866
ERP Operating L.P. 4.750%
  06/15/2009......................     750,000        741,883
Health Care Property Investors,
  Inc. 4.875% 09/15/2010..........   1,000,000        975,254
iStar Financial, Inc. 5.700%
  03/01/2014......................   1,000,000        990,607
Mack-Cali Realty L.P. 4.600%
  06/15/2013......................   1,000,000        952,784
Post Apartment Homes L.P. 5.125%
  10/12/2011......................     750,000        746,710

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
REAL ESTATE (CONTINUED)
Simon Property Group L.P. 4.875%
  08/15/2010......................  $1,250,000   $  1,233,918
Spieker Properties, Inc. 7.250%
  05/01/2009......................     500,000        533,683
The Rouse Co. 7.200% 09/15/2012...   1,000,000      1,050,682
Vornado Realty Trust 4.750%
  12/01/2010......................   1,250,000      1,214,545
                                                 ------------
                                                   12,585,213
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 2.2%
Countrywide Home Loans, Inc.
  4.125% 09/15/2009...............     750,000        723,045
Radian Group, Inc. 7.750%
  06/01/2011......................   1,000,000      1,111,576
Washington Mutual, Inc. 4.625%
  04/01/2014......................   1,250,000      1,177,424
                                                 ------------
                                                    3,012,045
                                                 ------------
TOTAL FINANCIALS..................                 45,616,428
                                                 ------------
HEALTH CARE - 2.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Hospira, Inc. 4.950% 06/15/2009...   1,000,000        994,379
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 1.8%
HCA, Inc. 5.750% 03/15/2014.......     500,000        487,351
Manor Care, Inc. 6.250%
  05/01/2013......................   1,000,000      1,040,638
WellPoint, Inc. 4.250%
  12/15/2009......................   1,000,000        974,908
                                                 ------------
                                                    2,502,897
                                                 ------------
TOTAL HEALTH CARE.................                  3,497,276
                                                 ------------
INDUSTRIALS - 5.3%
AEROSPACE & DEFENSE - 0.4%
Boeing Capital Corp. 5.400%
  11/30/2009......................     500,000        509,765
                                                 ------------
AIR FREIGHT & LOGISTICS - 0.7%
Ryder System, Inc. 4.625%
  04/01/2010......................   1,000,000        970,356
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.8%
Cendant Corp. 6.875% 08/15/2006...     500,000        505,207
Deluxe Corp. 5.000% 12/15/2012....   1,000,000        850,344
R.R. Donnelley & Sons Co. 4.950%
  04/01/2014......................   1,250,000      1,169,015
                                                 ------------
                                                    2,524,566
                                                 ------------
INDUSTRIAL CONGLOMERATES - 0.9%
Hutchison Whampoa International
  Ltd. 6.250% 01/24/2014 (a)......   1,250,000      1,310,619
                                                 ------------
MACHINERY - 1.2%
Briggs & Stratton Corp. 8.875%
  03/15/2011......................     550,000        618,949
Timken Co. 5.750% 02/15/2010......   1,000,000      1,004,099
                                                 ------------
                                                    1,623,048
                                                 ------------
ROAD & RAIL - 0.3%
Union Pacific Corp. 3.625%
  06/01/2010......................     500,000        472,106
                                                 ------------
TOTAL INDUSTRIALS.................                  7,410,460
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 2.9%
COMPUTERS & PERIPHERALS - 0.7%
NCR Corp. 7.125% 06/15/2009.......  $1,000,000   $  1,046,838
                                                 ------------
IT SERVICES - 1.5%
Computer Sciences Corp. 7.375%
  06/15/2011......................     750,000        805,870
Fiserv, Inc. 4.000% 04/15/2008....   1,250,000      1,214,460
                                                 ------------
                                                    2,020,330
                                                 ------------
SOFTWARE - 0.7%
Computer Associates International,
  Inc. 4.750% 12/01/2009 (a)......   1,000,000        975,973
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                  4,043,141
                                                 ------------
MATERIALS - 7.2%
CHEMICALS - 3.1%
ICI Wilmington, Inc. 4.375%
  12/01/2008......................   1,000,000        975,107
IMC Global, Inc. 6.875%
  07/15/2007......................     500,000        510,000
Monsanto Co. 7.375% 08/15/2012....   2,000,000      2,251,590
Olin Corp. 9.125% 12/15/2011......     500,000        587,601
                                                 ------------
                                                    4,324,298
                                                 ------------
CONTAINERS & PACKAGING - 1.1%
Rock-Tenn Co. 5.625% 03/15/2013...     500,000        442,500
Temple-Inland, Inc. 7.875%
  05/01/2012......................   1,000,000      1,092,995
                                                 ------------
                                                    1,535,495
                                                 ------------
METALS & MINING - 0.8%
Teck Cominco Ltd. 7.000%
  09/15/2012......................   1,000,000      1,084,639
                                                 ------------
PAPER & FOREST PRODUCTS - 2.2%
Abitibi-Consolidated, Inc. 7.400%
  04/01/2018......................     500,000        415,000
Domtar, Inc. 7.875% 10/15/2011....     500,000        462,500
International Paper Co. 5.300%
  04/01/2015......................   1,000,000        964,876
Potlatch Corp. 13.000%
  12/01/2009......................   1,000,000      1,199,130
                                                 ------------
                                                    3,041,506
                                                 ------------
TOTAL MATERIALS...................                  9,985,938
                                                 ------------
TELECOMMUNICATION SERVICES - 6.6%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 5.3%
AT&T Corp. 9.050% 11/15/2011......     500,000        554,066
BellSouth Corp. 4.200%
  09/15/2009......................     750,000        729,153
CenturyTel, Inc. 7.875%
  08/15/2012......................   1,000,000      1,104,377
Citizens Communications Co. 7.625%
  08/15/2008......................   1,000,000      1,047,500
France Telecom SA 8.000%
  03/01/2011......................   1,000,000      1,118,137
Sprint Capital Corp. 8.375%
  03/15/2012......................     500,000        580,197
Telecom Italia Capital 5.250%
  10/01/2015......................   1,250,000      1,216,381
Telefonos de Mexico SA de CV
  4.750% 01/27/2010...............   1,000,000        987,400
                                                 ------------
                                                    7,337,211
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 93.5%               AMOUNT        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.3%
America Movil SA de CV 5.750%
  01/15/2015......................  $1,000,000   $  1,008,400
AT&T Wireless Services, Inc.
  7.875% 03/01/2011...............     750,000        842,443
                                                 ------------
                                                    1,850,843
                                                 ------------
TOTAL TELECOMMUNICATION
  SERVICES........................                  9,188,054
                                                 ------------
UTILITIES - 11.5%
ELECTRIC UTILITIES - 3.9%
CenterPoint Energy Resources Corp.
  5.950% 01/15/2014...............     500,000        513,749
IPALCO Enterprises, Inc. 8.625%
  11/14/2011......................   1,000,000      1,095,000
Metropolitan Edison Co. 4.875%
  04/01/2014......................     750,000        732,745
Pepco Holdings, Inc. 4.000%
  05/15/2010......................     750,000        712,941
PSEG Power LLC 5.000%
  04/01/2014......................     750,000        724,829
Scottish Power PLC 4.910%
  03/15/2010......................   1,000,000        991,643
Tenaska Georgia Partners L.P.
  9.500% 02/01/2030...............     500,000        637,089
                                                 ------------
                                                    5,407,996
                                                 ------------
GAS UTILITIES - 2.1%
Atmos Energy Corp. 4.000%
  10/15/2009......................   1,000,000        959,851
NiSource Finance Corp. 5.400%
  07/15/2014......................     750,000        750,160
Southwest Gas Corp. 7.625%
  05/15/2012......................   1,000,000      1,118,059
                                                 ------------
                                                    2,828,070
                                                 ------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 1.4%
Duke Capital LLC 5.500%
  03/01/2014......................     750,000        748,315
TXU Corp. 4.800% 11/15/2009.......     500,000        483,436
  7.480% 01/01/2017...............     700,000        750,984
                                                 ------------
                                                    1,982,735
                                                 ------------
MULTI-UTILITIES - 4.1%
Avista Corp. 9.750% 06/01/2008....     500,000        548,254
Baltimore Gas & Electric Co.
  6.200% 04/08/2008...............   1,000,000      1,024,723
Consumers Energy Co. 6.000%
  02/15/2014......................     750,000        770,716
Sempra Energy 4.750% 05/15/2009...   1,250,000      1,233,461
TransAlta Corp. 6.750%
  07/15/2012......................   2,000,000      2,144,458
                                                 ------------
                                                    5,721,612
                                                 ------------
TOTAL UTILITIES...................                 15,940,413
                                                 ------------
TOTAL CORPORATE BONDS (COST
  $128,899,711)...................               $129,972,740
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                       FACE          FAIR
ASSET BACKED SECURITIES - 0.4%        AMOUNT        VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.4%
AIR FREIGHT & LOGISTICS - 0.4%
FedEx Corp. Series 1998-1,
  7.020% 01/15/2016...............  $  550,006   $    589,764
                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (COST $566,430).................               $    589,764
                                                 ------------

                                       FACE          FAIR
FOREIGN GOVERNMENT BONDS - 0.8%       AMOUNT        VALUE
-------------------------------------------------------------
United Mexican States
  5.875% 01/15/2014...............  $1,000,000   $  1,037,500
                                                 ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $1,005,774)...............               $  1,037,500
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 3.9%               AMOUNT        VALUE
-------------------------------------------------------------
American Express Co.
  4.221% 01/03/2006...............  $5,422,000   $  5,420,756
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $5,420,756)...............               $  5,420,756
                                                 ------------
TOTAL INVESTMENTS -- 98.6%
  (COST $135,892,671) (B).........               $137,020,760
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.4%..........                  1,974,092
                                                 ------------
TOTAL NET ASSETS -- 100.0%........               $138,994,852
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $5,261,387 or 3.8% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $135,892,671)....................  $137,020,760
  Cash.....................................           543
  Receivable for fund shares sold..........       105,227
  Accrued interest receivable..............     1,988,548
  Prepaid expenses and other assets........         2,502
                                             ------------
    Total assets...........................   139,117,580
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........        26,833
  Payable for investment management
    services...............................        66,769
  Accrued custody expense..................         1,123
  Accrued professional fees................         7,521
  Accrued accounting fees..................        11,281
  Accrued printing and proxy fees..........         9,201
                                             ------------
    Total liabilities......................       122,728
                                             ------------
  Net assets...............................  $138,994,852
                                             ============
Net assets consist of:
    Par value, $1 per share................  $ 12,681,647
    Paid-in capital in excess of par
      value................................   121,213,335
    Accumulated net realized losses on
      investments..........................    (2,268,115)
    Net unrealized appreciation on
      investments..........................     1,128,089
    Undistributed net investment income....     6,239,896
                                             ------------
  Net assets...............................  $138,994,852
                                             ============
Shares outstanding.........................    12,681,647
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============

Net asset value per share..................  $      10.96
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $ 7,089,642
  Other......................................          458
                                               -----------
    Total investment income..................    7,090,100
                                               -----------
Expenses:
  Management fees............................      726,876
  Custodian fees.............................       11,407
  Directors' fees............................        8,169
  Professional fees..........................       13,771
  Accounting fees............................       72,416
  Printing and proxy fees....................       19,172
  Other......................................          887
                                               -----------
    Total expenses...........................      852,698
                                               -----------
    Net investment income....................    6,237,402
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................     (771,041)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (4,888,151)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................   (5,659,192)
                                               -----------
    Change in net assets from operations.....  $   578,210
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $  6,237,402     $  5,101,659
  Net realized gains (losses) on investments................      (771,041)       1,250,067
  Change in unrealized appreciation/depreciation on
    investments.............................................    (4,888,151)        (763,523)
                                                              ------------     ------------
    Change in net assets from operations....................       578,210        5,588,203
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............    (5,101,659)              --
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    33,010,002       29,990,632
  Received from dividends reinvested........................     5,101,659               --
  Paid for shares redeemed..................................    (8,997,657)     (11,462,295)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    29,114,004       18,528,337
                                                              ------------     ------------
      Change in net assets..................................    24,590,555       24,116,540
Net Assets:
  Beginning of year.........................................   114,404,297       90,287,757
                                                              ------------     ------------
  End of year...............................................  $138,994,852     $114,404,297
                                                              ============     ============
  Undistributed net investment income.......................  $  6,239,896     $  5,104,153
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $11.33     $10.70     $10.25     $10.02     $ 9.84
Investment activities:
  Net investment income.....................................    0.56(c)    0.51       0.61       0.61       0.64(a)
  Net realized and unrealized gains (losses) on
    investments.............................................   (0.51)      0.12       0.45       0.23       0.17(a)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.05       0.63       1.06       0.84       0.81
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.42)        --      (0.61)     (0.61)     (0.63)
  Return of capital distributions...........................      --         --         --(b)      --         --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.42)        --      (0.61)     (0.61)     (0.63)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.96     $11.33     $10.70     $10.25     $10.02
                                                              ======     ======     ======     ======     ======
Total return................................................    0.42%      5.89%     10.46%      8.66%      8.41%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $139.0     $114.4     $ 90.3     $ 85.4     $ 55.0
  Ratios to average net assets:
    Expenses................................................    0.68%      0.72%      0.77%      0.75%      0.75%
    Net investment income...................................    4.97%      5.22%      5.66%      6.34%      6.38%(a)
  Portfolio turnover rate...................................      13%        19%        30%        17%        12%

--------------------------------------------------------------------------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.64
         Net realized and unrealized gains (losses)..................  $ 0.17
         Net investment income ratio.................................    6.35%

(b) Amount is less than $0.005.

(c) Calculated using the average daily shares method.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    9.49%
Five year                                  -0.13%
Ten year                                    3.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Omni Portfolio returned 9.49% versus 4.03% for the current benchmark, which is composed of 70% the S&P 500 Index and 30% the Merrill Lynch U.S. Corporate Master Bond Index.

This outperformance of 546 basis points is the result of three factors. First, and most importantly, the equity component of the Portfolio outperformed the S&P 500 Index by a wide margin. Second, the bond component of the Portfolio underperformed the Merrill Lynch Corporate Master Bond Index. Third, the Portfolio was slightly over-weighted in stocks, and stocks outperformed bonds during the year.(1)

The U.S. economy grew at a healthy pace in 2005 with the S&P 500 Index gaining 4.91%, after a decline early in the year. We continued to see steady economic expansion as the labor market improved. During the year, the Federal Reserve continued to increase its Fed Funds rate and this rate ended the year at 4.25%. The Treasury yield curve is currently flat, as the markets began to anticipate an end to the Fed's interest rate increases.

The equity component of the Portfolio had a return of 13.54%, significantly outperforming the S&P 500 Index. Throughout the year, the focus was on individual stock selection rather than sectors. The equity portion of the Portfolio did particularly well in Health Care and Energy, sectors which had great returns in 2005. Consolidation was a dominant theme in the health care industry and many companies benefited from acquisition offers. Surging oil and gas prices were the reason for great returns from the Energy sector. Stocks that performed well included Accredo Health up 57%, Ivax Corp. up 62%, Health Net, Inc. up 62%, Celgene Corp. up 55%, Suncor Energy, Inc. up 64% and Google, Inc. up 80%. Stocks that detracted from performance included Tyco International Ltd. down 25%, The Walt Disney Co. down 23%, Human Genome Sciences, Inc. down 36%, Maxim Integrated Products, Inc. down 18% and International Business Machines Corp. down 20%. The equity component of the Portfolio was over-weighted in Health Care throughout most of the year, and underweighted in Energy during the first quarter, but the Energy sector was increased to a market weight for the remainder of the year. The equity component of the Portfolio was underweighted in Utilities throughout the year, which hurt relative performance since this sector did well. During the fourth quarter, the equity component of the Portfolio was also underweight in Financials which negatively impacted the Portfolio because these stocks rallied over talk of halting increases in the Fed Funds rate.(1)

The bond component of the Portfolio had a return of 1.37% versus 1.97% for the Merrill Lynch Corporate Master Bond Index, for underperformance of 60 basis points. The relatively low positive returns for both the bond portion of the Portfolio and the Merrill Lynch Index is due to a combination of a flattening and increase in Treasury yields and a widening in credit spreads in 2005. During 2005, the 10-year Treasury yield increased 17 basis points and the credit spread for the Merrill Lynch Index widened 16 basis points. The bond component of the Portfolio underperformed the Merrill Lynch Index for two reasons: (1) the bond portion of the Portfolio had an average credit quality of mid-BBB while the Merrill Lynch Index had an average credit quality of A2 during a year in which higher quality bonds outperformed lower quality bonds; and (2) the bond component of the Portfolio was under-weighted in the bank and finance industries, which performed well, and over-weighted in several industries which performed poorly, including autos, homebuilders, paper and forest products, and media. The bond component of the Portfolio was over-weighted in electric utilities and REITs, both of which performed well. Bonds held in the Portfolio that performed well include America Movil SA de CV, Mellon Funding Corp., United Mexican States, Hutchison Whampoa International Ltd. and Rogers Cable, Inc. The poorest performing bonds held in the Portfolio included Ford Motor Credit Co., General Motors Acceptance Corp. and Lear Corp., from the automotive sector, The Walt Disney Co., and Verizon Florida, Inc.(1)

We expect the U.S. economy to continue to grow, albeit at a slower rate, and for Treasury rates to increase. Given this outlook, we maintain a modest over-weighting in equities and an under-weighting in bonds. The equity portion of the Portfolio is positioned somewhat defensively, with an over-weighting in Health Care and a near market weight in Energy. Because of attractive valuations, the equity component of the Portfolio is over-weighted in retailing and technology. The equity component of the Portfolio is also under-weighted in Financials. The strategy for the bond component of the Portfolio is to maintain a duration that is neutral or just short of the bond benchmark, increase the average credit quality of the Portfolio given tight credit spreads, and increase the weightings in industries that are less susceptible to equity-friendly actions, such as banks, finance, REITs and electric utilities.(1)

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 OMNI PORTFOLIO (COMMENCED        70% S&P 500 INDEX/30% ML U.S.
                                                               OPERATIONS SEPTEMBER 10, 1984)      CORPORATE MASTER BOND INDEX
                                                               ------------------------------     -----------------------------
12/95                                                                       10000                              10000
                                                                            10716                            10651.6
12/96                                                                       11554                            11701.8
                                                                          12806.4                            13494.1
12/97                                                                     13650.4                              14774
                                                                          14717.8                            16799.2
12/98                                                                       14269                            18094.3
                                                                          15126.5                            19540.2
12/99                                                                     15888.9                            20616.5
                                                                          16365.6                            20691.7
12/00                                                                     13529.4                            19845.9
                                                                          12307.7                            19239.6
12/01                                                                     11761.2                            18781.3
                                                                          9933.55                              17164
12/02                                                                     9083.23                            16340.7
                                                                            10057                            18060.4
12/03                                                                     11462.9                              20008
                                                                          11601.6                              20482
12/04                                                                       12278                            21852.9
                                                                          12833.1                            21894.3
12/05                                                                       13443                            22741.3

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               74.1
Corporate Bonds (3)                             23.8
Foreign Government Bonds                         0.4
U.S. Treasury Obligations                        0.1
Repurchase Agreements
  and Other Net Assets                           1.6
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  General Electric Co.                          1.9
 2.  Citigroup, Inc.                               1.8
 3.  Microsoft Corp.                               1.8
 4.  The Procter & Gamble Co.                      1.8
 5.  Johnson & Johnson                             1.7
 6.  Bank of America Corp.                         1.6
 7.  Kohl's Corp.                                  1.6
 8.  WellPoint, Inc.                               1.6
 9.  Harrah's Entertainment, Inc.                  1.5
10.  The Chubb Corp.                               1.5

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                20.8
      Health Care                                                               15.8
      Information Technology                                                    14.8
      Consumer Discretionary                                                    14.3
      Industrials                                                                9.4
      Energy                                                                     7.7
      Consumer Staples                                                           6.4
      Telecommunication Services                                                 3.4
      Utilities                                                                  3.0
      Materials                                                                  2.3
                                                                     ---------------
                                                                                97.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 74.1%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.4%
HOTELS, RESTAURANTS &
  LEISURE - 2.3%
Harrah's Entertainment, Inc. ......      14,300   $ 1,019,447
Royal Caribbean Cruises Ltd. ......      11,200       504,672
                                                  -----------
                                                    1,524,119
                                                  -----------
INTERNET & CATALOG RETAIL - 1.0%
IAC/InterActiveCorp (a)............      23,600       668,116
                                                  -----------
MEDIA - 2.9%
The Walt Disney Co. ...............      40,900       980,373
Time Warner, Inc. .................      55,200       962,688
                                                  -----------
                                                    1,943,061
                                                  -----------
MULTILINE RETAIL - 1.6%
Kohl's Corp. (a)...................      21,500     1,044,900
                                                  -----------
SPECIALTY RETAIL - 1.6%
AnnTaylor Stores Corp. (a).........       6,700       231,284
Bed Bath & Beyond, Inc. (a)........      22,200       802,530
                                                  -----------
                                                    1,033,814
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 6,214,010
                                                  -----------
CONSUMER STAPLES - 5.6%
BEVERAGES - 1.2%
PepsiCo, Inc. .....................      14,100       833,028
                                                  -----------
FOOD & STAPLES RETAILING - 1.4%
Wal-Mart Stores, Inc. .............      20,200       945,360
                                                  -----------
FOOD PRODUCTS - 1.2%
Bunge Ltd. ........................      13,700       775,557
                                                  -----------
HOUSEHOLD PRODUCTS - 1.8%
The Procter & Gamble Co. ..........      20,300     1,174,964
                                                  -----------
TOTAL CONSUMER STAPLES.............                 3,728,909
                                                  -----------
ENERGY - 6.2%
OIL, GAS & CONSUMABLE FUELS - 6.2%
Apache Corp. ......................      11,300       774,276
Chevron Corp. .....................      12,700       720,979
Marathon Oil Corp. ................      15,800       963,326
Occidental Petroleum Corp. ........      10,900       870,692
Suncor Energy, Inc. ...............      12,600       795,438
                                                  -----------
TOTAL ENERGY.......................                 4,124,711
                                                  -----------
FINANCIALS - 12.2%
CAPITAL MARKETS - 1.5%
The Goldman Sachs Group, Inc. .....       7,800       996,138
                                                  -----------
COMMERCIAL BANKS - 1.7%
Bank of America Corp. .............      23,600     1,089,140
                                                  -----------
CONSUMER FINANCE - 1.5%
American Express Co. ..............      19,300       993,178
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 3.3%
Citigroup, Inc. ...................      25,097     1,217,958
JPMorgan Chase & Co. ..............      24,600       976,374
                                                  -----------
                                                    2,194,332
                                                  -----------

                                                     FAIR
COMMON STOCKS - 74.1%                  SHARES        VALUE
-------------------------------------------------------------
INSURANCE - 4.2%
Lincoln National Corp. ............      15,200   $   806,056
The Chubb Corp. ...................      10,400     1,015,560
The Hartford Financial Services
  Group, Inc. .....................      11,300       970,557
                                                  -----------
                                                    2,792,173
                                                  -----------
TOTAL FINANCIALS...................                 8,064,961
                                                  -----------
HEALTH CARE - 15.4%
BIOTECHNOLOGY - 1.5%
Charles River Laboratories
  International, Inc. (a)..........      14,600       618,602
Human Genome Sciences, Inc. (a)....      46,800       400,608
                                                  -----------
                                                    1,019,210
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 3.4%
Fisher Scientific International,
  Inc. (a).........................      11,900       736,134
PerkinElmer, Inc. .................      21,800       513,608
Thermo Electron Corp. (a)..........      32,500       979,225
                                                  -----------
                                                    2,228,967
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.5%
Cardinal Health, Inc. .............      14,300       983,125
Quest Diagnostics, Inc. ...........      18,100       931,788
WellPoint, Inc. (a)................      12,900     1,029,291
                                                  -----------
                                                    2,944,204
                                                  -----------
PHARMACEUTICALS - 6.0%
Abbott Laboratories................      25,200       993,636
Eli Lilly & Co. ...................      16,500       933,735
Johnson & Johnson..................      18,400     1,105,840
Pfizer, Inc. ......................      40,900       953,788
                                                  -----------
                                                    3,986,999
                                                  -----------
TOTAL HEALTH CARE..................                10,179,380
                                                  -----------
INDUSTRIALS - 7.5%
AEROSPACE & DEFENSE - 5.1%
Honeywell International, Inc. .....      25,800       961,050
L-3 Communications Holdings,
  Inc. ............................      12,200       907,070
Rockwell Collins, Inc. ............      13,000       604,110
United Technologies Corp. .........      16,800       939,288
                                                  -----------
                                                    3,411,518
                                                  -----------
INDUSTRIAL CONGLOMERATES - 1.9%
General Electric Co. ..............      35,300     1,237,265
                                                  -----------
MACHINERY - 0.5%
Caterpillar, Inc. .................       5,900       340,843
                                                  -----------
TOTAL INDUSTRIALS..................                 4,989,626
                                                  -----------
INFORMATION TECHNOLOGY - 14.8%
COMMUNICATIONS EQUIPMENT - 4.5%
Cisco Systems, Inc. (a)............      56,000       958,720
Foundry Networks, Inc. (a).........      25,800       356,298
Nokia Corp. -- ADR.................      48,000       878,400
QUALCOMM, Inc. ....................      17,600       758,208
                                                  -----------
                                                    2,951,626
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 74.1%                  SHARES        VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.4%
Apple Computer, Inc. (a)...........       7,400   $   531,986
Dell, Inc. (a).....................      24,400       731,756
Hewlett-Packard Co. ...............      34,700       993,461
                                                  -----------
                                                    2,257,203
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.4%
Google, Inc. Class A (a)...........       2,250       933,435
                                                  -----------
IT SERVICES - 1.4%
Hewitt Associates, Inc. (a)........      33,900       949,539
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.4%
Intel Corp. .......................      37,200       928,512
                                                  -----------
SOFTWARE - 2.7%
Microsoft Corp. ...................      46,200     1,208,130
Oracle Corp. (a)...................      48,100       587,301
                                                  -----------
                                                    1,795,431
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 9,815,746
                                                  -----------
MATERIALS - 1.9%
CHEMICALS - 1.5%
Air Products and Chemicals,
  Inc. ............................      16,900     1,000,311
                                                  -----------
METALS & MINING - 0.4%
Cameco Corp. ......................       3,700       234,543
                                                  -----------
TOTAL MATERIALS....................                 1,234,854
                                                  -----------
TELECOMMUNICATION SERVICES - 1.1%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.1%
Sprint Nextel Corp. ...............      30,600       714,816
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   714,816
                                                  -----------
TOTAL COMMON STOCKS
  (COST $47,199,548)...............               $49,067,013
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 4.9%
AUTO COMPONENTS - 0.1%
Lear Corp. Series B 5.750
  08/01/2014.......................  $  125,000   $   101,650
                                                  -----------
AUTOMOBILES - 0.7%
DaimlerChrysler N.A. Holding Corp.
  6.500% 11/15/2013................     250,000       262,164
Ford Motor Credit Co. 7.000%
  10/01/2013.......................     250,000       213,918
                                                  -----------
                                                      476,082
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS &
  LEISURE - 0.4%
Harrah's Operating Co. Inc. 5.500%
  07/01/2010.......................  $  250,000   $   250,146
                                                  -----------
HOUSEHOLD DURABLES - 1.1%
Centex Corp. 5.125% 10/01/2013.....     250,000       239,911
Lennar Corp. Series B 5.500%
  09/01/2014.......................     250,000       241,781
Newell Rubbermaid, Inc. 4.625%
  12/15/2009.......................     250,000       244,678
                                                  -----------
                                                      726,370
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Eastman Kodak Co. Series A 3.625%
  05/15/2008.......................     250,000       230,991
                                                  -----------
MEDIA - 1.5%
Clear Channel Communications 4.250%
  05/15/2009.......................     250,000       240,499
Cox Communications, Inc. 6.750%
  03/15/2011.......................     250,000       261,712
Rogers Cable, Inc. 5.500%
  03/15/2014.......................     250,000       235,312
The Walt Disney Co. 6.200%
  06/20/2014.......................     250,000       263,425
                                                  -----------
                                                    1,000,948
                                                  -----------
MULTILINE RETAIL - 0.4%
May Department Stores Co. 4.800%
  07/15/2009.......................     250,000       246,711
                                                  -----------
SPECIALTY RETAIL - 0.4%
AutoZone, Inc. 4.750% 11/15/2010...     250,000       240,176
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 3,273,074
                                                  -----------
CONSUMER STAPLES - 0.8%
FOOD & STAPLES RETAILING - 0.4%
Safeway, Inc. 5.800% 08/15/2012....     250,000       251,616
                                                  -----------
FOOD PRODUCTS - 0.4%
Bunge Ltd. Finance Corp. 5.875%
  05/15/2013.......................     250,000       257,843
                                                  -----------
TOTAL CONSUMER STAPLES.............                   509,459
                                                  -----------
ENERGY - 1.5%
OIL, GAS & CONSUMABLE FUELS - 1.5%
Boardwalk Pipelines LLC 5.500%
  02/01/2017.......................     250,000       248,454
Enterprise Products Operating L.P.
  4.625% 10/15/2009................     250,000       244,043
Valero Energy Corp. 4.750%
  06/15/2013.......................     250,000       243,028
XTO Energy, Inc. 4.900%
  02/01/2014.......................     250,000       244,534
                                                  -----------
TOTAL ENERGY.......................                   980,059
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
FINANCIALS - 8.6%
CAPITAL MARKETS - 1.9%
Amvescap PLC 4.500%
  12/15/2009.......................  $  250,000   $   245,526
Mellon Funding Corp. 5.500%
  11/15/2018.......................     250,000       257,691
Morgan Stanley 4.750%
  04/01/2014.......................     250,000       240,169
Nuveen Investments, Inc. 5.500%
  09/15/2015.......................     250,000       246,199
The Goldman Sachs Group, Inc.
  5.150%
  01/15/2014.......................     250,000       248,758
                                                  -----------
                                                    1,238,343
                                                  -----------
CONSUMER FINANCE - 1.9%
Capital One Bank 5.125%
  02/15/2014.......................     250,000       246,419
General Motors Acceptance Corp.
  7.750%
  01/19/2010.......................     250,000       233,668
Household Finance Corp. 6.375%
  11/27/2012.......................     500,000       532,033
MBNA America Bank NA 4.625%
  08/03/2009.......................     250,000       248,249
                                                  -----------
                                                    1,260,369
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 0.7%
CIT Group, Inc. 5.000%
  02/13/2014.......................     250,000       244,941
JPMorgan Chase & Co. 5.150%
  10/01/2015.......................     250,000       246,922
                                                  -----------
                                                      491,863
                                                  -----------
INSURANCE - 1.1%
Assurant, Inc. 5.625%
  02/15/2014.......................     250,000       253,615
Liberty Mutual Group 5.750%
  03/15/2014 (b)...................     250,000       247,167
MetLife, Inc. 5.375%
  12/15/2012.......................     250,000       255,570
                                                  -----------
                                                      756,352
                                                  -----------
REAL ESTATE - 1.9%
Duke Realty L.P. 4.625%
  05/15/2013.......................     250,000       238,883
EOP Operating, L.P. 5.875%
  01/15/2013.......................     250,000       254,529
iStar Financial, Inc. 6.000%
  12/15/2010.......................     250,000       254,127
Post Apartment Homes L.P. 5.125%
  10/12/2011.......................     250,000       248,904
Simon Property Group L.P. 4.875%
  08/15/2010.......................     250,000       246,784
                                                  -----------
                                                    1,243,227
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.1%
Countrywide Home Loans, Inc. 4.125%
  09/15/2009.......................  $  250,000   $   241,015
Radian Group, Inc. 5.375%
  06/15/2015.......................     250,000       244,938
Washington Mutual, Inc. 4.625%
  04/01/2014.......................     250,000       235,485
                                                  -----------
                                                      721,438
                                                  -----------
TOTAL FINANCIALS...................                 5,711,592
                                                  -----------
HEALTH CARE - 0.4%
PHARMACEUTICALS - 0.4%
Wyeth 6.950% 03/15/2011............     250,000       269,985
                                                  -----------
TOTAL HEALTH CARE..................                   269,985
                                                  -----------
INDUSTRIALS - 1.9%
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
R.R. Donnelley & Sons Co. 3.750%
  04/01/2009.......................     250,000       237,091
Waste Management, Inc. 5.000%
  03/15/2014.......................     250,000       245,454
                                                  -----------
                                                      482,545
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.8%
Hutchison Whampoa International
  Ltd. 6.250% 01/24/2014 (b).......     250,000       262,124
Tyco International Group SA 6.000%
  11/15/2013.......................     250,000       255,769
                                                  -----------
                                                      517,893
                                                  -----------
ROAD & RAIL -- 0.4%
CSX Corp. 5.300% 02/15/2014........     250,000       251,705
                                                  -----------
TOTAL INDUSTRIALS..................                 1,252,143
                                                  -----------
MATERIALS - 0.4%
PAPER & FOREST PRODUCTS - 0.4%
International Paper Co. 5.300%
  04/01/2015.......................     250,000       241,219
                                                  -----------
TOTAL MATERIALS....................                   241,219
                                                  -----------
TELECOMMUNICATION SERVICES - 2.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
AT&T Corp. 9.050% 11/15/2011.......     250,000       277,033
Telecom Italia Capital 5.250%
  10/01/2015.......................     250,000       243,276
Telefonos de Mexico SA de CV 5.500%
  01/27/2015.......................     250,000       247,875
Verizon Florida, Inc. 6.125%
  01/15/2013.......................     500,000       505,784
                                                  -----------
                                                    1,273,968
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.4%
America Movil SA de CV 5.750%
  01/15/2015.......................     250,000       252,100
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 1,526,068
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 23.8%                AMOUNT        VALUE
-------------------------------------------------------------
UTILITIES - 3.0%
ELECTRIC UTILITIES - 1.8%
Pepco Holdings, Inc. 4.000%
  05/15/2010.......................  $  250,000   $   237,647
PSEG Power LLC 5.000% 04/01/2014...     250,000       241,610
Scottish Power PLC 4.910%
  03/15/2010.......................     250,000       247,911
Southern Power Co. 4.875%
  07/15/2015.......................     250,000       239,942
Virginia Electric and Power Co.
  4.750% 03/01/2013................     250,000       243,173
                                                  -----------
                                                    1,210,283
                                                  -----------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 0.4%
Duke Capital LLC 5.500%
  03/01/2014.......................     250,000       249,438
                                                  -----------
MULTI-UTILITIES - 0.8%
Consumers Energy Co. 6.000%
  02/15/2014.......................     250,000       256,905
Sempra Energy 4.750% 05/15/2009....     250,000       246,692
                                                  -----------
                                                      503,597
                                                  -----------
TOTAL UTILITIES....................                 1,963,318
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $16,004,929)...............               $15,726,917
                                                  -----------

                                        FACE         FAIR
FOREIGN GOVERNMENT BONDS - 0.4%        AMOUNT        VALUE
-------------------------------------------------------------
United Mexican States 5.875%
  01/15/2014.......................  $  250,000   $   259,375
                                                  -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $249,375)..................               $   259,375
                                                  -----------

                                        FACE         FAIR
U.S. TREASURY OBLIGATIONS - 0.1%       AMOUNT        VALUE
-------------------------------------------------------------
U.S. TREASURY NOTES - 0.1%
3.625% 05/15/2013..................  $  100,000   $    95,410
                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $95,737)...................               $    95,410
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.1%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $  751,000   $   751,000
                                                  -----------
  Repurchase price $751,271
  Collateralized by:
    Freddie Mac Mortgage Back
    Series
    #2694 5.869% 10/15/33
    Fair Value: $252,348
    Fannie Mae Loan Pool
    #682317 4.500% 8/01/33
    Fair Value: $513,638
TOTAL REPURCHASE AGREEMENTS
  (COST $751,000)..................               $   751,000
                                                  -----------
TOTAL INVESTMENTS - 99.5%
  (COST $64,300,589) (C)...........               $65,899,715
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.5%...............                   334,781
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $66,234,496
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $509,291 or 0.8% of the Portfolio's net assets.
     These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $64,300,589)......................  $65,899,715
  Cash......................................          362
  Receivable for securities sold............      473,725
  Receivable for fund shares sold...........      145,812
  Dividends and accrued interest
    receivable..............................      291,633
  Prepaid expenses and other assets.........        1,978
                                              -----------
    Total assets............................   66,813,225
                                              -----------
Liabilities:
  Payable for securities purchased..........      439,462
  Payable for fund shares redeemed..........       85,545
  Payable for investment management
    services................................       34,128
  Accrued custody expense...................          555
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        6,113
  Accrued printing and proxy fees...........        5,405
                                              -----------
  Total liabilities.........................      578,729
                                              -----------
Net assets..................................  $66,234,496
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,694,198
  Paid-in capital in excess of par value....   66,950,555
  Accumulated net realized losses on
    investments.............................   (7,311,048)
  Net unrealized appreciation on
    investments.............................    1,599,126
  Undistributed net investment income.......      301,665
                                              -----------
Net assets..................................  $66,234,496
                                              ===========
Shares outstanding..........................    4,694,198
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   20,000,000
                                              ===========
Net asset value per share...................  $     14.11
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $   900,128
  Dividends (net of withholding tax of
    $641)....................................      713,973
                                               -----------
    Total investment income..................    1,614,101
                                               -----------
Expenses:
  Management fees............................      409,443
  Custodian fees.............................        6,466
  Directors' fees............................        4,413
  Professional fees..........................       11,579
  Accounting fees............................       41,529
  Printing and proxy fees....................        9,443
  Other......................................        1,972
                                               -----------
    Total expenses...........................      484,845
                                               -----------
    Net investment income....................    1,129,256
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    6,433,153
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,381,458)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................    5,051,695
                                               -----------
    Change in net assets from operations.....  $ 6,180,951
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                  2005            2004
                                                              ------------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $  1,129,256     $ 1,293,082
  Net realized gains (losses) on investments................     6,433,153       7,533,720
  Change in unrealized appreciation/depreciation on
    investments.............................................    (1,381,458)     (4,061,757)
                                                              ------------     -----------
    Change in net assets from operations....................     6,180,951       4,765,045
                                                              ------------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............      (827,591)       (963,899)
                                                              ------------     -----------
Capital transactions:
  Received from shares sold.................................     3,318,366       8,780,410
  Received from dividends reinvested........................       827,591         963,899
  Paid for shares redeemed..................................   (14,689,684)     (8,528,261)
                                                              ------------     -----------
    Change in net assets from capital transactions..........   (10,543,727)      1,216,048
                                                              ------------     -----------
      Change in net assets..................................    (5,190,367)      5,017,194
Net Assets:
  Beginning of year.........................................    71,424,863      66,407,669
                                                              ------------     -----------
  End of year...............................................  $ 66,234,496     $71,424,863
                                                              ============     ===========
  Undistributed net investment income.......................  $    301,665     $   326,331
                                                              ============     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $13.05     $12.35     $ 9.96     $13.16     $ 15.44
Investment activities:
  Net investment income.....................................    0.25       0.24       0.20       0.22        0.26(a)
  Net realized and unrealized gains (losses) on
    investments.............................................    0.99       0.64       2.39      (3.20)      (2.28)(a)
                                                              ------     ------     ------     ------     -------
      Total from investment activities......................    1.24       0.88       2.59      (2.98)      (2.02)
                                                              ------     ------     ------     ------     -------
Distributions:
  Distributions from net investment income..................   (0.18)     (0.18)     (0.20)     (0.22)      (0.26)
                                                              ------     ------     ------     ------     -------
Net asset value, end of year................................  $14.11     $13.05     $12.35     $ 9.96     $ 13.16
                                                              ======     ======     ======     ======     =======
Total return................................................    9.49%      7.11%     26.19%    (22.77)%    (13.07)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 66.2     $ 71.4     $ 66.4     $ 59.0     $  94.1
  Ratios to average net assets:
    Expenses................................................    0.71%      0.71%      0.71%      0.77%       0.76%
    Net investment income...................................    1.66%      1.97%      1.80%      1.88%       1.89%(a)
  Portfolio turnover rate...................................     180%       240%       177%       148%        118%

--------------------------------------------------------------------------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.25
         Net realized and unrealized gains (losses)..................  $(2.27)
         Net investment income ratio.................................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     9.40%
Five year                                   -1.74%
Ten year                                     3.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National International Portfolio returned 9.40% versus 13.28% for the current benchmark, the MSCI EAFE Growth Index.

The bulk of the underperformance stemmed mainly from three sectors and three countries. The three sector culprits were Industrials, Health Care, and Consumer Discretionary. In Industrials, the Portfolio was hurt by its relative underweight and from two stocks: the German conglomerate Siemens AG and the UK's Hays PLC. The Portfolio's underweight proved to be too early, but we are still confident in a mid-cycle economic slowdown and decelerating top line growth. Siemens AG underperformed on the lack of clarity as to when ongoing restructuring efforts would begin to bear fruit and Hays PLC suffered from concerns about the impact of potential higher interest rates on employment staffing and recruitment. In Health Care, one stock was mainly responsible for the underperformance. Irish drug manufacturer Elan Corp. plc fell more than 70% after three patients died while on a trial of their promising multiple sclerosis product Tysabri. In Consumer Discretionary, the Portfolio was hurt by media stocks News Corp., Inc. (Australia / U.S.) and ITV PLC (United Kingdom), both of which were negatively impacted by a longer-than-expected downturn in advertising growth.(1)

On a country basis, the Portfolio's stock selection in Japan, the United Kingdom, and Australia dragged on performance. In Japan, Japanese data services provider, Net One Systems Co., issued a profit warning and Astellas Pharma, Inc. failed to perform in line with its Japanese peers. In the United Kingdom, the Portfolio's relative overweight of Telecommunication Services bellwether Vodafone Group PLC and the lack of ownership of AstraZeneca PLC hindered performance. Vodafone Group PLC was down 17.9% last year versus a positive 16.71% for the FTSE 100 Index. AstraZeneca PLC was up 37.2% versus the Portfolio's ownership of GlaxoSmithKline PLC, which climbed 10.9%. In Australia, the Portfolio's underweight of the energy and commodity space proved to be costly as commodity prices continued to escalate during the reporting period. BHP Billiton Ltd., which was not owned, rose over 41% in 2005. However, the Portfolio was overweight the diversified British mining company Rio Tinto PLC, which climbed 58.6% percent and was one of the Portfolio's best performers. We have reduced the Portfolio's underweight in Materials by purchasing Brazilian iron ore producer Companhia Vale Do Rio Doce.(1)

On the positive side, the Portfolio's overweight in Financials, underweight in Telecommunication Services, and strong stock selection in Energy helped to offset some of the above-mentioned negatives. In Financials, the Portfolio's overweight in Japanese banks, such as Mizuho Financial Group, Inc. and Mitsubishi UFJ Financial Group, Inc., benefited from signs of sustainable economic growth in Japan and from the potential end of Japan's "zero interest rate" policy. In Europe, insurance giants AXA SA and Allianz AG Holding climbed on better industry fundamentals and restructuring. In Telecommunication Services, the Portfolio's relative underweight and stock selection in Hellenic Telecommunications Organization and out-of-benchmark name Magyar Telekom helped offset some of the negative performance from Deutsche Telekom and France Telecommunications. In Energy, Petroleo Brasileiro SA outperformed the majority of its international peers on the back of stronger relative production growth and greater oil reserve potential.(1)

An important environmental factor which we did not fully anticipate was the continued weakness of the Japanese yen relative to the U.S. dollar. The dollar strength seemed to stem from ongoing rate hikes by the Fed fueling a speculative "carry trade" of investors borrowing yen cheaply and reinvesting at higher yields in dollar-based instruments. This weakness in the yen fueled very strong performance in the stocks of Japanese export companies, which benefit from a weak yen. The Portfolio's overweight position in Japan is predominantly based in domestic companies, who we expect

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

to benefit from the emerging domestic economic recovery there. The Portfolio's lack of exposure to Japanese export names caused the Portfolio to perform less well than it could have when the yen weakened.(1)

Our overall economic outlook for 2006 is quite similar to our outlook for 2005 -- a slowing global economy, but one still growing fast enough to be positive for equity markets internationally and one where the risk of a sharp pullback or recession is remote. Slower growth should result from the lagged impact of rate hikes in the U.S. and United Kingdom, as well as higher energy prices, and the impact those have on consumption. On the other hand, several important global growth drivers remain in place: ongoing corporate restructuring and productivity improvement in Europe and Japan, an improving domestic economic picture in Japan, and continued emergence of China as another important engine of global growth.

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.
 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1 1993)              MSCI EAFE GROWTH INDEX
                                                            ----------------------------------        ----------------------
12/95                                                                       10000                              10000
                                                                            11105                              10348
12/96                                                                     11448.1                              10347
                                                                          12792.2                            11461.3
12/97                                                                     11689.5                            10565.1
                                                                            12793                              12135
12/98                                                                     12143.1                            12911.7
                                                                          12014.4                            12774.8
12/99                                                                     20327.1                            16714.6
                                                                          19357.5                            15389.1
12/00                                                                     15815.1                            12617.5
                                                                          13113.9                            10265.6
12/01                                                                     11138.9                            9516.22
                                                                          10525.2                            9294.49
12/02                                                                     8840.08                             7991.4
                                                                          9510.16                               8550
12/03                                                                     11721.3                            10548.1
                                                                          12003.8                            10808.7
12/04                                                                     13241.3                            12248.4
                                                                          12622.3                            12037.2
12/05                                                                       14486                              13875

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Growth Index is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               97.5
Repurchase Agreements Less
  Net Liabilities                                2.5
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Novartis AG -- Reg Shares                     3.9
 2.  Sanofi-Aventis                                3.2
 3.  Mitsubishi UFJ Financial Group,               3.1
     Inc.
 4.  Roche Holding                                 3.0
     AG -- Genusschein
 5.  GlaxoSmithKline PLC                           3.0
 6.  Diageo PLC                                    2.6
 7.  Mizuho Financial Group, Inc.                  2.2
 8.  Takeda Pharmaceutical Co. Ltd.                2.2
 9.  Rio Tinto PLC                                 2.1
10.  Allianz AG Holding                            2.0

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                    % of Net Assets
      Japan                                    26.4
      United Kingdom                           19.5
      Switzerland                               9.1
      France                                    8.1
      Canada                                    6.2
      Netherlands                               4.3
      Germany                                   4.0
      Mexico                                    3.5
      Brazil                                    3.2
      Finland                                   1.9

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
JAPAN - 26.4%
Advantest Corp. (b) (7)...........      35,300   $  3,566,554
Isetan Co. (b) (1)................     106,600      2,270,875
JSR Corp. (b) (8).................      92,800      2,439,429
Japan Tobacco, Inc. (b) (2).......         143      2,090,829
Meitec Corp. (b) (6)..............      61,400      1,982,649
Millea Holdings, Inc. (b) (4).....         130      2,242,057
Mitsubishi Estate Co. Ltd. (b)
  (4).............................     131,000      2,712,620
Mitsubishi UFJ Financial Group,
  Inc. (b) (4)....................         485      6,604,608
Mizuho Financial Group, Inc. (b)
  (4).............................         594      4,714,674
Nikon Corp. (b) (1)...............     132,000      2,083,420
Nippon Mining Holdings, Inc. (b)
  (3).............................     288,500      2,050,554
Nippon Telegraph & Telephone Corp.
  (b) (9).........................         471      2,137,548
Nitori Co. (b) (1)................      24,450      2,276,033
Sharp Corp. (b) (1)...............     159,000      2,419,247
SMC Corp. (b) (6).................      13,800      1,972,115
Sumitomo Electric Industries (b)
  (6).............................      84,600      1,285,016
Sumitomo Trust & Banking Co. Ltd.
  (b) (4).........................     248,000      2,528,715
Sundrug Co., Ltd. (b) (2).........      47,600      2,608,019
Takeda Pharmaceutical Co. Ltd. (b)
  (5).............................      85,300      4,621,888
Terumo Corp. (b) (5)..............     116,700      3,457,155
                                                 ------------
                                                   56,064,005
                                                 ------------
UNITED KINGDOM - 19.5%
Amdocs Ltd. (a) (7)...............     115,200      3,168,000
ARM Holdings PLC (b) (7)..........   1,485,400      3,082,784
BP PLC (b) (3)....................     313,200      3,353,552
British American Tobacco PLC (b)
  (2).............................      78,096      1,745,163
Capita Group PLC (b) (6)..........     291,290      2,088,873
Diageo PLC (b) (2)................     387,800      5,604,299
GlaxoSmithKline PLC (b) (5).......     252,400      6,371,737
Rio Tinto PLC (b) (8).............      99,135      4,530,570
Royal Bank of Scotland PLC,
  Edinburgh (b) (4)...............      88,098      2,658,568
Royal Dutch Shell PLC A-Shares (a)
  (b) (3).........................      93,000      2,843,428
Shire Pharmaceutical Group PLC (b)
  (5).............................     225,000      2,878,969
Vodafone Group PLC (b) (9)........   1,446,075      3,111,879
                                                 ------------
                                                   41,437,822
                                                 ------------
SWITZERLAND - 9.1%
Kuehne & Nagel International AG
  (b) (6).........................       3,830      1,080,339
Nestle SA (b) (2).................      12,090      3,610,541
Novartis AG - Reg Shares (b)
  (5).............................     156,650      8,216,295
Roche Holding AG - Genusschein (b)
  (5).............................      42,695      6,401,696
                                                 ------------
                                                   19,308,871
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
FRANCE - 8.1%
AXA SA (b) (4)....................      92,900   $  3,000,183
BNP Paribas SA (b) (4)............      27,200      2,197,290
France Telecommunications (a) (b)
  (9).............................      77,862      1,934,514
Sanofi-Aventis (b) (5)............      77,200      6,758,687
Vivendi Universal SA (b) (1)......     107,000      3,351,504
                                                 ------------
                                                   17,242,178
                                                 ------------
CANADA - 6.2%
EnCana Corp. (b) (3)..............      68,700      3,106,260
Kinross Gold Corp. (a) (b) (8)....     170,000      1,570,648
Nexen, Inc. (b) (3)...............      52,800      2,517,249
Petro-Canada (b) (3)..............      64,900      2,604,486
Talisman Energy, Inc. (b) (3).....      62,000      3,285,475
                                                 ------------
                                                   13,084,118
                                                 ------------
NETHERLANDS - 4.3%
ABN AMRO Holdings N.V. (b) (4)....     133,600      3,487,919
ING Groep N.V. (b) (4)............      97,650      3,387,489
Koninklijke (Royal) Philips
  Electronics N.V. (b) (1)........      69,934      2,172,002
                                                 ------------
                                                    9,047,410
                                                 ------------
GERMANY - 4.0%
Allianz AG Holding (b) (4)........      28,190      4,264,463
Siemens AG (b) (6)................      48,450      4,145,416
                                                 ------------
                                                    8,409,879
                                                 ------------
MEXICO - 3.5%
Fomento Economico Mexicano, SA de
  C.V., ADR (2)...................      56,100      4,067,811
Grupo Televisa S.A., GDR (1)......      42,000      3,381,000
                                                 ------------
                                                    7,448,811
                                                 ------------
BRAZIL - 3.2%
Companhia Vale Do Rio Doce, ADR
  (8).............................     109,400      3,965,750
Petroleo Brasileiro SA, ADR (3)...      45,300      2,915,961
                                                 ------------
                                                    6,881,711
                                                 ------------
FINLAND - 1.9%
Nokia Oyj (b) (7).................     222,300      4,076,802
                                                 ------------
ISRAEL - 1.6%
Check Point Software Technologies
  Ltd. (a) (7)....................     169,400      3,404,940
                                                 ------------
SOUTH KOREA - 1.5%
Samsung Electronics Co. (b) (7)...       4,936      3,175,620
                                                 ------------
SPAIN - 1.4%
Banco Santander Central Hispano,
  S.A. (b) (4)....................     228,500      3,013,079
                                                 ------------
LUXEMBOURG - 1.4%
Tenaris SA, ADR (3)...............      24,600      2,816,700
                                                 ------------
UNITED STATES OF AMERICA - 1.1%
NTL, Inc. (a) (1).................      35,300      2,403,224
                                                 ------------
ITALY - 1.0%
Bulgari SpA (a) (b) (1)...........     196,600      2,194,249
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
HONG KONG - 0.9%
Sun Hung Kai Properties (b) (4)...     202,000   $  1,961,883
                                                 ------------
PERU - 0.9%
Cia de Minas Buenaventura SA, ADR
  (8).............................      65,000      1,839,500
                                                 ------------
GREECE - 0.9%
Hellenic Telecommuniations
  Organization (a) (b) (9)........      84,470      1,794,382
                                                 ------------
HUNGARY - 0.6%
Magyar Telekom (b) (9)............     288,600      1,292,139
                                                 ------------
TOTAL COMMON STOCKS
  (COST $187,645,898).............               $206,897,323
                                                 ------------

                                     FACE           FAIR
REPURCHASE AGREEMENTS - 3.9%        AMOUNT         VALUE
------------------------------------------------------------
State Street Bank 1.350%
 01/3/2006......................  $8,276,000    $  8,276,000
                                                ------------
  Repurchase price $8,277,241
  Collateralized by:
   U.S. Treasury Bond
   3.625% 06/30/2007
   Fair Value $8,884,133
TOTAL REPURCHASE AGREEMENTS
  (COST $8,276,000).............                $  8,276,000
                                                ------------
TOTAL INVESTMENTS - 101.4%
  (COST $195,921,898) (C).......                $215,173,323
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.4%)...............                  (2,987,916)
                                                ------------
TOTAL NET ASSETS - 100.0%.......                $212,185,407
                                                ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets
Abbreviations:
    ADR: American Depository Receipts
    GDR: Global Depository Receipts
Footnotes:
     (a)  Non-Income Producing.
     (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $178,934,437 or 84.3% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price.
          In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
          The Portfolio's securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S.
          market close.
     (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

SECTOR CLASSIFICATIONS:

    (1)  Consumer Discretionary........  10.6%
    (2)  Consumer Staples..............   9.3%
    (3)  Energy........................  12.0%
    (4)  Financials....................  20.2%
    (5)  Health Care...................  18.3%
    (6)  Industrials...................   5.9%
    (7)  Information Technology........   9.6%
    (8)  Materials.....................   6.8%
    (9)  Telecommunication Services....   4.8%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $195,921,898)....................  $215,173,323
  Foreign currency (Cost $1,833,060).......     1,823,324
  Receivable for securities sold...........     1,974,302
  Receivable for fund shares sold..........       121,452
  Dividends and accrued interest
    receivable.............................       163,085
  Prepaid expenses and other assets........         5,668
                                             ------------
    Total assets...........................   219,261,154
                                             ------------
Liabilities:
  Cash overdraft...........................       616,325
  Payable for securities purchased.........     6,249,838
  Payable for fund shares redeemed.........        13,628
  Payable for investment management
    services...............................       144,649
  Accrued accounting and custody fees......        33,092
  Accrued professional fees................         7,521
  Accrued printing and proxy expenses......        10,694
                                             ------------
    Total liabilities......................     7,075,747
                                             ------------
Net assets.................................  $212,185,407
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 19,724,592
  Paid-in capital in excess of par value...   197,530,236
  Accumulated net realized losses on
    investments............................   (24,712,524)
  Net unrealized appreciation/depreciation
    on:
    Investments............................    19,251,425
    Foreign currency related
      transactions.........................       (15,848)
  Undistributed net investment income......       407,526
                                             ------------
Net assets.................................  $212,185,407
                                             ============
Shares outstanding.........................    19,724,592
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      10.76
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $    58,924
  Dividends (net of $343,221 foreign taxes
    withheld)...............................    2,676,820
  Other.....................................        3,718
                                              -----------
      Total investment income...............    2,739,462
                                              -----------
Expenses:
  Management fees...........................    1,351,785
  Custodian fees............................      240,706
  Directors' fees...........................       10,432
  Professional fees.........................       14,825
  Accounting fees...........................      136,195
  Printing and proxy fees...................       30,554
  Other.....................................          449
                                              -----------
    Total expenses..........................    1,784,946
      Less expenses voluntarily reduced or
         reimbursed by advisor..............      (21,518)
                                              -----------
    Net expenses............................    1,763,428
                                              -----------
    Net investment income...................      976,034
                                              -----------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................   16,671,340
    Foreign currency related transactions...     (534,577)
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................    1,522,450
    Foreign currency related transactions...      (23,604)
                                              -----------
      Net realized/unrealized gains (losses)
         on investments and foreign
         currency...........................   17,635,609
                                              -----------
      Change in net assets from
         operations.........................  $18,611,643
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $    976,034     $    327,160
  Net realized gains (losses) on investments and foreign
    currency transactions...................................    16,136,763        7,681,858
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........     1,498,846        5,243,169
                                                              ------------     ------------
    Change in net assets from operations....................    18,611,643       13,252,187
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............       (92,855)              --
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    82,540,937       46,625,118
  Received from dividends reinvested........................        92,855               --
  Paid for shares redeemed..................................   (12,073,096)      (8,234,806)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    70,560,696       38,390,312
                                                              ------------     ------------
      Change in net assets..................................    89,079,484       51,642,499
Net Assets:
  Beginning of year.........................................   123,105,923       71,463,424
                                                              ------------     ------------
  End of year...............................................  $212,185,407     $123,105,923
                                                              ============     ============
  Undistributed net investment income.......................  $    407,526     $     58,924
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $ 9.84     $ 8.71     $ 6.60     $ 8.34     $11.84
Investment activities:
  Net investment income.....................................    0.05       0.03       0.02       0.03       0.02
  Net realized and unrealized gains (losses) on investments
    and foreign currency transactions.......................    0.87       1.10       2.12      (1.75)     (3.52)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.92       1.13       2.14      (1.72)     (3.50)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................      --(a)      --      (0.01)        --         --
  Return of capital distributions...........................      --         --      (0.02)     (0.02)        --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................      --(a)      --      (0.03)     (0.02)        --
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $10.76     $ 9.84     $ 8.71     $ 6.60     $ 8.34
                                                              ======     ======     ======     ======     ======
Total return................................................    9.40%     12.97%     32.59%    (20.64)%   (29.57)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $212.2     $123.1     $ 71.5     $ 52.8     $ 83.1
  Ratios to average net assets:
  Ratios net of expenses voluntarily reduced or reimbursed
    by advisor:
    Expenses................................................    1.11%      1.11%      1.19%      1.15%      1.20%
    Net investment income...................................    0.61%      0.36%      0.67%      0.54%      0.19%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................    1.12%      1.16%      1.24%      1.20%      1.25%
  Portfolio turnover rate...................................     117%        76%       165%        85%       201%

--------------------------------------------------------------------------------

(a) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                      5.27%
Five year                                     6.41%
Ten year                                     10.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Capital Appreciation Portfolio returned 5.27% versus 4.91% for the current benchmark, the S&P 500 Index.

During the reporting period, the U.S. economy was mixed. Equities started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. The sustained elevated price for energy commodities, higher inflation and higher interest rates were among the chief concerns for investors. Given the inelastic nature of demand for energy, the ongoing rise in prices for energy-related products reduced real discretionary income for consumers and businesses, tempering the economy's growth potential over the next several quarters. As a result, the Energy and Utilities sectors led the S&P 500 Index and more economically sensitive sectors, such as Consumer Discretionary and Telecommunication Services, trailed. However, illustrating the resilience of the U.S. economy, GDP grew at better than 3% for much of the year, core inflation, though higher, remained well-contained, solid growth in productivity married with employment and income growth continued and corporate profits (as measured by the S&P 500) achieved another year of double digit gains.

Perhaps the interest rate landscape also surprised in the sense that long rates remained in their trading range of the past two years with the yield on the 10-year note trending between 4% and 4.5% for the majority of the period, despite the continued increase in the Fed Funds rate. The dollar's ascent would also register as a surprise as its gains confounded the many who had predicted weakness for the year.

The Portfolio's Energy sector made the most meaningful impact to absolute return and outperformed the S&P 500 by more than 165 basis points due to stock selection. Oil services holdings, such as Schlumberger Ltd., National Oilwell Varco, Inc., Todco and BJ Services Co., benefited from the sustained oil supply/demand imbalances. Due to rising world demand, led by developing economies like China, and supply constraints, oil prices are above historical levels. In order for the exploration and production (E&P) companies to continue replacing reserves and grow production, they need to increase spending. This demand is allowing the oil field service companies to raise prices as capacity for their equipment and crews tightens. The Integrated Oil Companies (IOC) as well as the larger E&P's have actually become less price sensitive as they are willing to pay substantially higher prices in order to secure crews and equipment for longer periods of time. While we worry that an energy price correction is long overdue, we remain positioned in the oil service industry as the earnings continue to accelerate and have exited the E&P and IOC subsectors. On a company-specific level, the stock of Schlumberger Ltd. hit new highs as the company continued to execute well and benefited from both high margins in its international business and increased spending in the oil patch. Schlumberger Ltd.'s international focus and technological expertise, in our opinion, give it an edge over its peers.(1)

Holdings in Information Technology bolstered absolute return and were a substantial source of relative gain across various industries. Silicon wafer manufacturer MEMC Electronic Materials, Inc. led this sector and was the top contributor to the Portfolio's absolute return. We initiated the position in MEMC Electronic Materials, Inc. when the general semiconductor industry was weak. We purchased the stock at an attractive 10x free cash flow multiple and believed the stock price would benefit from favorable industry and company-specific dynamics. On an industry level, MEMC Electronic Materials, Inc. benefited from high wafer demand and tight supply of polysilicon, a raw material used to manufacture silicon wafers and solar panels. On a company-specific level, we believed MEMC Electronic Materials, Inc., which has its own polysilicon plants, would gain market share and benefit more than its competitors who lack their own polysilicon plants or long-term agreements with polysilicon suppliers. Our assumptions based on our fundamental research were correct. Post year-end, we took profits, selling the stock as the reward to risk narrowed due to stock

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

price appreciation. On the negative side, Symbol Technologies, Inc. was the largest detractor from absolute return, all during the first half of 2005. Symbol Technologies, Inc. incurred a restructuring charge and lowered second-quarter guidance, citing economic sluggishness, particularly in the European and global retail market. Additionally, both the CEO and CFO left the company within weeks of each other, which greatly increased the odds of unforeseen problems surfacing. We exited the position in early August due to an increased risk profile.(1)

Financials holdings made a large contribution to absolute performance and were a source of relative gain. Despite the Portfolio's lower exposure to the Financials sector, its total return was higher than that of the S&P 500. Over the course of 2005, we limited the Portfolio's weighting in this sector, especially within banks, in an attempt to insulate it from the effects of the flattening yield curve coupled with net interest margin contraction. As the Fed continued to increase short rates, the spread between long-term and short-term rates narrowed, hurting many of the traditional commercial banks as well as other financial players involved. Capital markets companies Lazard Ltd. and The Charles Schwab Corp. and insurance company UnumProvident Corp. led this area. Shares of Lazard Ltd. gained ground as the company reported solid profits amid strong merger and acquisition (M&A) activity. Even though Lazard Ltd.'s market share stats do not seem as high as those of the top brokers, in our opinion, Lazard Ltd. scores very highly in "wallet" share. This means Lazard Ltd. operates throughout the deal size spectrum and does very well in the mid-tier. We remain confident in Lazard Ltd., as we anticipate a strong environment for M&A over the next two to four years and believe the company's expense controls should increase operating leverage going forward. The Charles Schwab Corp. performed well as its turnaround continued. The Charles Schwab Corp. is shifting away from focusing on trading commissions to generating more revenue from asset management through its RIA (registered investment advisor) channel and advisory fees. The latter two businesses, combined with positive expense leverage from prior head count reduction, helped the company's results.(1)

While the Health Care and Consumer Staples sectors added to absolute return, they finished essentially flat with the S&P 500. Biotechnology company MedImmune, Inc. and pharmacy benefits manager (PBM) Medco Health Solutions, Inc. made a positive impact to total return; however, pharmaceutical holding Andrx Corp. partially offset these gains. MedImmune, Inc. performed well as it struck a positive deal with strategic partner Abbott Laboratories, which reduced the risk of its drug pipeline. We continue to have confidence in MedImmune, Inc., as we believe its robust drug pipeline should enable it to grow earnings. Generic drug manufacturer Andrx Corp. was a weak performer primarily due to the Food and Drug Administration placing it on official action indicated status. This effectively put all of the company's new drug applications on hold, for its manufacturing facilities not being up to perfection. Additionally, both the chief financial officer and the general counsel resigned. We have trimmed the Portfolio's position in Andrx Corp. and we are monitoring the situation closely. We have not sold out of the position, as Andrx Corp.'s stock has fallen far enough to where investors are basically getting their core generic drug business for free. Until Andrx Corp. resolves the manufacturing issues, potential acquirers may be hesitant to step up.(1)

Utilities landed in positive territory, but trailed the S&P 500 due to the Portfolio's lower exposure. Both the Portfolio and the S&P 500 Index finished with negative total return in Telecommunication Services. However, the Portfolio underperformed the index in this sector.(1)

Industrials detracted slightly from absolute return and lagged the S&P 500 mainly due to disappointments in two holdings, Navistar International Corp. and GrafTech International, principally during the first half of 2005. Navistar International Corp. manufactures trucks and engines used in buses and trucks. Despite favorable industry momentum, management and operational issues hindered the stock's performance. We have maintained a small position due to the stock's attractive valuation and earnings outlook at least for the near term. GrafTech International is a manufacturer and provider of synthetic and natural graphite and carbon products used in the production of steel and aluminum. The company experienced volume loss as a result of pricing changes GrafTech International implemented in order to cope with escalating raw material costs. We exited the position as the reward to risk worsened.(1)

The Materials sector was the largest drag on absolute and relative returns. During the reporting period, we trimmed the Portfolio's exposure to Materials as we witnessed inventory builds in certain basic materials segments resulting from a slower economy in the first half of 2005. Those inventories have been reduced and we are consequently selectively adding to this sector. However, we remain vigilant as to whether this is a mid-cycle pause or a more substantial global slowing.(1)

While the Consumer Discretionary sector detracted from absolute return, it finished in line with the S&P 500. A bright spot in this area was Pinnacle Entertainment, Inc., which

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

operates casino and gaming facilities. Pinnacle Entertainment, Inc. reported better-than-expected results in November and announced the commencement of construction on its new property in downtown St. Louis, MO. We purchased this position opportunistically in September after the Gulf Coast hurricanes devastated the local gaming operators. The vast majority of Pinnacle Entertainment, Inc.'s cash flow is derived from New Orleans, LA; Biloxi, MS; and Lake Charles, LA. While the Biloxi property was destroyed, it is fully insured in our opinion, and we believe the insurance proceeds can be used to build the new St. Louis asset. Moreover, the New Orleans and Lake Charles properties were unharmed -- leaving them to operate profitably in a severely supply constrained environment. Adjusting for insurance proceeds and undeveloped real estate assets, we purchased the shares at an attractive multiple of 2006 cash flow. We paid nothing for a call option on two new developments in the St. Louis gaming market, which could create up to $15 per share of additional value by the end of 2008. On the negative side, media holdings Westwood One, Inc. and Radio One, Inc. were a large drag on total return and a source of relative loss. Disappointing advertising revenue trends verses the market's expectations continued to plague this industry. Additionally, expenses rose faster than originally expected as media companies chose to invest in improving their content. Despite the poor performance, we are optimistic there will be better pricing later this year as radio ad inventory supply reductions are implemented. We also think the media industry's valuation is attractive, with many stocks selling at extremely low multiples on a free cash flow basis. On a company-specific level, we remain optimistic on Radio One, Inc. as the company is growing 2-3% faster than the overall radio industry and the stock is currently trading at a cheaper free cash flow multiple. We also like Radio One, Inc.'s market position within the African-American demographic in the U.S. and the company's focus on enhancing shareholder value via a share repurchase program. Blockbuster, Inc., which has the largest share in the market for U.S. video rentals, also hurt performance. The company struggled with increased competition as well as declining revenue from its decision to stop charging late fees. Blockbuster, Inc. also significantly increased spending to ramp up its online business to combat the competition. This is a small position for the Portfolio, and we are monitoring its expected turnaround.(1)

Last year was a tough year for many stock pickers. Sector rotation drove the market and many benchmarks, led by the phenomenal gains in the energy sector. While our strong stock picks also drove outperformance in energy, many of our peers had larger sector weights. Nonetheless, it is important to stick to our time-tested risk/reward discipline. Thus far in 2006, stock picking is paying off, driving outperformance over the S&P 500. Despite the market gains, we are still finding many new ideas across the board that have been overlooked by the market and possess company-specific catalysts that will drive value realization. The strong pipeline of new ideas is reflected by Portfolio cash levels, which are low by historic standards, as well as a growing number of Portfolio positions, reflecting winners that are being reduced and new ideas entering and growing with increased confidence.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
12/95                                                                       10000                              10000
                                                                            10680                              11020
12/96                                                                       11575                            12308.2
                                                                          12495.2                            14831.4
12/97                                                                     13333.6                            16400.6
                                                                          14069.6                            19305.1
12/98                                                                     14121.7                              21087
                                                                          15309.3                            23697.6
12/99                                                                     15033.8                            25524.7
                                                                          15517.8                            25414.9
12/00                                                                     19768.2                            23198.7
                                                                          21764.8                            21644.4
12/01                                                                     21684.3                            20443.1
                                                                          19526.7                            17754.9
12/02                                                                     17314.3                            15927.9
                                                                          18964.3                              17801
12/03                                                                     22772.4                            20496.1
                                                                          23633.2                            21201.2
12/04                                                                     25618.4                            22723.4
                                                                            24943                            22539.6
12/05                                                                     26967.4                            23838.1


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               93.6
Short-Term Notes and Other Net
  Assets                                         6.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  American International Group,                 2.6
     Inc.
 2.  Nokia Corp. -- ADR                            2.3
 3.  CSX Corp.                                     2.2
 4.  Microsoft Corp.                               2.2
 5.  Viacom, Inc. -- Class B                       2.1
 6.  Manpower, Inc.                                2.1
 7.  The Kroger Co.                                2.0
 8.  Pearson PLC -- ADR                            1.9
 9.  IAC/InterActiveCorp                           1.9
10.  E.I. du Pont de Nemours & Co.                 1.8

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Consumer Discretionary                                                    18.3
      Financials                                                                16.1
      Health Care                                                               11.9
      Information Technology                                                    10.9
      Industrials                                                               10.7
      Materials                                                                  9.6
      Energy                                                                     5.6
      Consumer Staples                                                           4.9
      Utilities                                                                  3.3
      Telecommunication Services                                                 2.3
                                                                     ---------------
                                                                                93.6
                                                                     ===============

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 93.6%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 18.3%
DIVERSIFIED CONSUMER
  SERVICES - 1.6%
DeVry, Inc. (a)...................      54,800   $  1,096,000
Education Management Corp. (a)....      47,700      1,598,427
                                                 ------------
                                                    2,694,427
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 3.1%
GTECH Holdings Corp. .............      83,200      2,640,768
Pinnacle Entertainment, Inc.
  (a).............................     105,000      2,594,550
                                                 ------------
                                                    5,235,318
                                                 ------------
INTERNET & CATALOG RETAIL - 2.9%
Expedia, Inc. (a).................      71,100      1,703,556
IAC/InterActiveCorp (a)...........     112,100      3,173,551
                                                 ------------
                                                    4,877,107
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.7%
Alliance Gaming Corp. (a).........      87,600      1,140,552
                                                 ------------
MEDIA - 9.4%
Discovery Holding Co. Class A
  (a).............................     143,600      2,175,540
Gemstar-TV Guide International,
  Inc. (a)........................     681,000      1,777,410
Pearson PLC -- ADR................     276,200      3,278,494
Radio One, Inc. Class D (a).......     228,000      2,359,800
Viacom, Inc. -- Class B...........     110,889      3,614,982
VNU NV (b)........................      60,500      2,005,108
Westwood One, Inc. ...............      51,000        831,300
                                                 ------------
                                                   16,042,634
                                                 ------------
SPECIALTY RETAIL - 0.6%
Blockbuster, Inc. Class A.........     279,100      1,046,625
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 31,036,663
                                                 ------------
CONSUMER STAPLES - 4.9%
FOOD & STAPLES RETAILING - 3.5%
Performance Food Group Co. (a)....      94,000      2,666,780
The Kroger Co. (a)................     175,700      3,317,216
                                                 ------------
                                                    5,983,996
                                                 ------------
FOOD PRODUCTS - 1.4%
Cadbury Schweppes PLC (b).........     253,800      2,398,052
                                                 ------------
TOTAL CONSUMER STAPLES............                  8,382,048
                                                 ------------
ENERGY - 5.6%
ENERGY EQUIPMENT & SERVICES - 4.6%
BJ Services Co. ..................      47,200      1,730,824
Rowan Cos., Inc. .................      50,400      1,796,256
Schlumberger Ltd. ................      24,000      2,331,600
Weatherford International Ltd.
  (a).............................      54,800      1,983,760
                                                 ------------
                                                    7,842,440
                                                 ------------
OIL, GAS & CONSUMABLE FUELS - 1.0%
Occidental Petroleum Corp. .......      21,300      1,701,444
                                                 ------------
TOTAL ENERGY......................                  9,543,884
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.6%                 SHARES        VALUE
-------------------------------------------------------------
FINANCIALS - 16.1%
CAPITAL MARKETS - 6.0%
Lazard Ltd. Class A...............      82,100   $  2,618,990
Nuveen Investments, Inc. Class
  A...............................      71,600      3,051,592
The Bank of New York Co., Inc. ...      45,900      1,461,915
The Charles Schwab Corp. .........     205,900      3,020,553
                                                 ------------
                                                   10,153,050
                                                 ------------
COMMERCIAL BANKS - 1.4%
Royal Bank of Scotland Group PLC
  (b).............................      77,524      2,339,456
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 1.1%
JPMorgan Chase & Co. .............      49,304      1,956,876
                                                 ------------
INSURANCE - 7.6%
American International Group,
  Inc. ...........................      63,500      4,332,605
Axis Capital Holdings Ltd. .......      97,800      3,059,184
Benfield Group Ltd. (b)...........     234,400      1,447,337
Montpelier Re Holdings Ltd. ......      94,800      1,791,720
UnumProvident Corp. ..............      96,600      2,197,650
                                                 ------------
                                                   12,828,496
                                                 ------------
TOTAL FINANCIALS..................                 27,277,878
                                                 ------------
HEALTH CARE - 11.9%
BIOTECHNOLOGY - 1.8%
Human Genome Sciences, Inc. (a)...      66,700        570,952
ImClone Systems, Inc. (a).........      34,700      1,188,128
MedImmune, Inc. (a)...............      34,100      1,194,182
                                                 ------------
                                                    2,953,262
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 3.1%
Andrx Corp. (a)...................      93,300      1,536,651
Community Health Systems, Inc.
  (a).............................      46,700      1,790,478
Medco Health Solutions, Inc.
  (a).............................      30,600      1,707,480
Tenet Healthcare Corp. (a)........      32,100        245,886
                                                 ------------
                                                    5,280,495
                                                 ------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories...............      56,400      2,223,852
Eli Lilly & Co. ..................      29,600      1,675,064
Pfizer, Inc. .....................     113,000      2,635,160
Sanofi-Aventis (b)................      28,600      2,503,854
Watson Pharmaceuticals, Inc.
  (a).............................      88,200      2,867,382
                                                 ------------
                                                   11,905,312
                                                 ------------
TOTAL HEALTH CARE.................                 20,139,069
                                                 ------------
INDUSTRIALS - 10.7%
AEROSPACE & DEFENSE - 0.7%
Empresa Brasileira de Aeronautica
  SA (Embraer) -- ADR.............      31,200      1,219,920
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 5.6%
Allied Waste Industries, Inc.
  (a).............................     269,100      2,351,934
ARAMARK Corp. Class B.............      95,100      2,641,878
Manpower, Inc. ...................      75,200      3,496,800
Navigant Consulting, Inc. (a).....      44,800        984,704
                                                 ------------
                                                    9,475,316
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 93.6%                 SHARES        VALUE
-------------------------------------------------------------
MACHINERY - 2.1%
Dover Corp. ......................      74,200   $  3,004,358
Navistar International Corp.
  (a).............................      20,800        595,296
                                                 ------------
                                                    3,599,654
                                                 ------------
ROAD & RAIL - 2.3%
CSX Corp. ........................      75,100      3,812,827
                                                 ------------
TOTAL INDUSTRIALS.................                 18,107,717
                                                 ------------
INFORMATION TECHNOLOGY - 10.9%
COMMUNICATIONS EQUIPMENT - 2.3%
Nokia Corp. -- ADR................     210,900      3,859,470
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.1%
Agilent Technologies, Inc. (a)....       2,155         71,740
                                                 ------------
IT SERVICES - 0.6%
Hewitt Associates, Inc. Class A
  (a).............................      37,400      1,047,574
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.5%
Intel Corp. ......................      65,800      1,642,368
MEMC Electronic Materials, Inc.
  (a).............................      39,100        866,847
                                                 ------------
                                                    2,509,215
                                                 ------------
SOFTWARE - 6.4%
BEA Systems, Inc. (a).............     234,300      2,202,420
Computer Associates International,
  Inc. ...........................      77,200      2,176,268
Manhattan Associates, Inc. (a)....      95,300      1,951,744
Microsoft Corp. ..................     142,600      3,728,990
TIBCO Software, Inc. (a)..........     115,100        859,797
                                                 ------------
                                                   10,919,219
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 18,407,218
                                                 ------------
MATERIALS - 9.6%
CHEMICALS - 5.1%
E.I. du Pont de Nemours & Co. ....      72,600      3,085,500
Huntsman Corp. (a)................      83,600      1,439,592
Nalco Holding Company (a).........     137,000      2,426,270
Rockwood Holdings, Inc. (a).......      82,900      1,635,617
                                                 ------------
                                                    8,586,979
                                                 ------------
CONTAINERS & PACKAGING - 1.0%
Packaging Corp. of America........      23,500        539,325
Temple-Inland, Inc. ..............      28,100      1,260,285
                                                 ------------
                                                    1,799,610
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.6%                 SHARES        VALUE
-------------------------------------------------------------
METALS & MINING - 1.8%
Alcoa, Inc. ......................      57,800   $  1,709,146
Harmony Gold Mining Co., Ltd. --
  ADR (a).........................     103,400      1,349,370
                                                 ------------
                                                    3,058,516
                                                 ------------
PAPER & FOREST PRODUCTS - 1.7%
MeadWestvaco Corp. ...............     102,100      2,861,863
                                                 ------------
TOTAL MATERIALS...................                 16,306,968
                                                 ------------
TELECOMMUNICATION SERVICES - 2.3%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.3%
Citizens Communications Co. ......     190,500      2,329,815
IDT Corp. Class B (a).............     140,500      1,643,850
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  3,973,665
                                                 ------------
UTILITIES - 3.3%
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 1.1%
TXU Corp. ........................      37,200      1,867,068
                                                 ------------
MULTI-UTILITIES - 2.2%
Aquila, Inc. (a)..................     240,000        864,000
Sempra Energy.....................      64,100      2,874,244
                                                 ------------
                                                    3,738,244
                                                 ------------
TOTAL UTILITIES...................                  5,605,312
                                                 ------------
TOTAL COMMON STOCKS
  (COST $150,397,784).............               $158,780,422
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 6.1%               AMOUNT        VALUE
-------------------------------------------------------------
American Express Co. 3.501%
  01/03/2006......................  $1,909,000   $  1,909,000
Citigroup Funding, Inc. 4.002%
  01/03/2006......................   8,429,000      8,429,000
                                                 ------------
TOTAL SHORT-TERM NOTES (COST
  $10,338,000)....................               $ 10,338,000
                                                 ------------
TOTAL INVESTMENTS -- 99.7% (COST
  $160,735,784) (C)...............               $169,118,422
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%.............                    494,425
                                                 ------------
TOTAL NET ASSETS -- 100.0%........               $169,612,847
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $10,693,807 or 6.3% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $160,735,784)....................  $169,118,422
  Cash.....................................           572
  Receivable for securities sold...........       873,282
  Receivable for fund shares sold..........       101,053
  Dividends and accrued interest
    receivable.............................        87,995
  Prepaid expenses and other assets........         4,478
                                             ------------
    Total assets...........................   170,185,802
                                             ------------
Liabilities:
  Payable for securities purchased.........       398,930
  Payable for fund shares redeemed.........        31,692
  Payable for investment management
    services...............................       112,257
  Accrued custody expense..................         1,690
  Accrued professional fees................         7,521
  Accrued accounting fees..................        10,208
  Accrued printing and proxy fees..........        10,657
                                             ------------
    Total liabilities......................       572,955
                                             ------------
Net assets.................................  $169,612,847
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  9,930,059
  Paid-in capital in excess of par value...   137,951,026
  Accumulated net realized gains on
    investments............................    13,349,124
  Net unrealized appreciation on
    investments............................     8,382,638
                                             ------------
Net assets.................................  $169,612,847
                                             ============
Shares outstanding.........................     9,930,059
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    10,000,000
                                             ============
Net asset value per share..................  $      17.08
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $    362,562
  Dividends (net of withholding tax of
    $17,106)................................     1,784,659
                                              ------------
    Total investment income.................     2,147,221
                                              ------------
Expenses:
  Management fees...........................     1,142,351
  Custodian fees............................        14,535
  Directors' fees...........................         9,436
  Professional fees.........................        14,508
  Accounting fees...........................        65,904
  Printing and proxy fees...................        21,912
  Other.....................................         3,876
                                              ------------
    Total expenses..........................     1,272,522
                                              ------------
    Net investment income...................       874,699
                                              ------------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................    13,599,649
  Change in unrealized
    appreciation/depreciation on
    investments.............................    (5,983,034)
                                              ------------
      Net realized/unrealized gains (losses)
         on investments.....................     7,616,615
                                              ------------
      Change in net assets from
         operations.........................  $  8,491,314
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $    874,699     $    617,781
  Net realized gains (losses) on investments................    13,599,649       15,148,062
  Change in unrealized appreciation/depreciation on
    investments.............................................    (5,983,034)      (1,473,224)
                                                              ------------     ------------
    Change in net assets from operations....................     8,491,314       14,292,619
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............      (880,849)        (467,016)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    44,008,219       15,901,743
  Received from dividends reinvested........................       880,849          467,016
  Paid for shares redeemed..................................   (12,308,436)     (10,241,530)
                                                              ------------     ------------
    Change in net assets from capital transactions..........    32,580,632        6,127,229
                                                              ------------     ------------
      Change in net assets..................................    40,191,097       19,952,832
Net Assets:
  Beginning of year.........................................   129,421,750      109,468,918
                                                              ------------     ------------
  End of year...............................................  $169,612,847     $129,421,750
                                                              ============     ============
  Undistributed net investment income.......................  $         --     $    150,764
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $16.31     $14.55     $11.09     $14.06     $14.05
Investment activities:
  Net investment income.....................................    0.08       0.08       0.03       0.03       0.07
  Net realized and unrealized gains
    (losses) on investments.................................    0.78       1.74       3.46      (2.86)      1.29
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.86       1.82       3.49      (2.83)      1.36
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.09)     (0.06)     (0.03)     (0.03)     (0.07)
  Distributions of net realized capital gains...............      --         --         --      (0.11)     (1.28)
  Return of capital distributions...........................      --         --         --(a)      --         --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.09)     (0.06)     (0.03)     (0.14)     (1.35)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $17.08     $16.31     $14.55     $11.09     $14.06
                                                              ======     ======     ======     ======     ======
Total return................................................    5.27%     12.50%     31.52%    (20.15)%     9.69%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $169.6     $129.4     $109.5     $ 89.4     $107.7
  Ratios to average net assets:
    Expenses................................................    0.88%      0.91%      0.95%      0.97%      0.93%
    Net investment income...................................    0.60%      0.54%      0.25%      0.21%      0.49%
  Portfolio turnover rate...................................      86%       100%       108%        96%       126%

--------------------------------------------------------------------------------
(a) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 OBJECTIVE

The Discovery Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    0.00%
Five year                                  -3.46%
Ten year                                    8.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Discovery Portfolio returned 0.00% versus 4.15% for the current benchmark, the Russell 2000 Growth Index.

Following the strong advances registered by the domestic equity markets during the fourth quarter of 2004, 2005 started on a far less positive note. Equity markets declined broadly in the first quarter due to a persistent rise in oil prices and the continuing efforts of the Federal Reserve to remain vigilant in fighting potential inflationary pressures. The markets partially recovered during the second quarter, as economic growth remained relatively strong, evidenced by a robust gross domestic product (GDP). The third quarter closely mirrored that of the second. Crude oil prices continued their ascent to historic levels, driven equally by supply concerns and strong demand. In addition, the market continued to dismiss the tightening campaign of the Federal Reserve, and GDP remained solid. A modest rally hit in the fourth quarter of the period; investors perhaps began to anticipate an end to the interest rate tightening campaign by the Federal Reserve in early 2006, and economic indicators, in general, remained positive.

After declining roughly 7% from the end of the first quarter to a low point at the end of April, the small-cap equity market proved resilient through the remainder of the period. The Russell 2000 Growth Index moved up nearly 20% from the period's low through year-end, despite continued uncertainty over the economy due to high and rising commodity pressures, faltering consumer confidence, and the Federal Reserve's interest rate hikes.

For the period, the best performing sector in the Portfolio as well as the benchmark was the Energy sector. Rising commodity prices and the resulting impact on the business of energy companies were the drivers for the dramatic outperformance in this sector. Strong stock selection helped the Portfolio's return with energy names Grant Prideco, Inc., Patterson-UTI Energy, Inc., National Oilwell Varco, Inc., and Spinnaker Exploration Co. among the top performers for the Portfolio in this sector and overall. Rising oil prices throughout the year led to increased demand for drilling rigs and related products and services, the industry in which Grant Prideco, Inc. competes. The company turned revenue growth of roughly 37% into earnings growth of over 200%, exhibiting the pricing leverage that accompanied strong demand in this industry. Patterson-UTI Energy, Inc. saw increasing demand for its land-drilling rigs and related services. Again, rising oil prices led to increased demand, therefore helping pricing and creating significant earnings leverage. Earnings growth for the company was roughly 100% in 2004. National Oilwell Varco, Inc. was another beneficiary of a very strong energy market. In addition, the company made a very accretive acquisition during the period taking it out of the small-cap category and causing the Portfolio to gradually exit the position. In addition to exhibiting strong fundamentals throughout the year, oil and gas exploration and production company Spinnaker Exploration Co. was acquired by Norsk Hydro ASA in the fourth quarter of the period. Overall, at the end of the period the outlook for the oil services environment continued to be very robust as supply concerns, both short- and long-term, continued and very strong global demand had yet to be tempered by the high commodity price. (1)

Relative performance was also aided by a positive selection of Industrials stocks, and to a lesser extent, Consumer Staples stocks. Industrials holding Hughes Supply, Inc., a wholesale industrial and construction supply distributor, exhibited strong outperformance due to both solid business fundamentals and an announcement that the company's board of directors was reviewing strategic alternatives, as it did not feel that the company's valuation in the market was representative. It has been long speculated that The Home Depot, Inc. was interested in acquiring the company, and that this was the driver for the board taking action. The

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

Home Depot announced its intent to acquire Hughes Supply, Inc. in early January of 2006. (1)

Although the Portfolio's position in the Health Care sector produced a minimal effect overall on the Portfolio's relative return, select issues in this sector were among the top-performing holdings for the period. Biotechnology company Alkermes, Inc. benefited during the period from increasing sales of Risperdal Consta, a drug manufactured and sold by Johnson & Johnson, which licenses technology from Alkermes, Inc. More importantly, the company gained a conditional approval from the Food and Drug Administration on an important new drug, VIVITROL, which addresses the $40 billion alcohol-dependency market. Endo Pharmaceuticals Holdings, Inc., a branded and generic drug manufacturer specializing in the pain-treatment market, was on the favorable side of a court ruling allowing the company to begin selling into a previously patent-protected market for Oxycontin, which is a roughly $2 billion market. The ruling increased the company's estimated earnings for 2005 over 50%, and the stock rose 30%.(1)

Although the Portfolio's underweight position in the poor-performing Information Technology (IT) sector did prove beneficial, poor stock selection more than offset this contribution. High valuations and stock-specific issues drove the underperformance in this sector. Manufacturer of video, voice and data teleconferencing solutions, Polycom, Inc., missed fourth quarter 2004 and first quarter 2005 expectations, reducing forward expectations both times. The concern over increased competition continued to weigh on this stock. Although the stock's valuation was attractive, we believed that the company's numbers continued to be at risk, as competitive issues continued; therefore, the Portfolio exited its position in Polycom during the period. (1)

Weak stock picking and a substantial overweight relative position in the consumer discretionary sector also weighed heavily on the Portfolio's performance for the period as declining consumer sentiment in the third quarter led to earnings disappointments from companies in various industries within the sector. Tempur-Pedic International, Inc., a visco-elastic foam-bedding manufacturer, missed revenue and earnings expectations in the second and third quarters and reduced guidance. Despite a low valuation, the Portfolio exited its position in the stock during the period, as we believed that the earnings expectations the company was supporting were too high. PETCO Animal Supplies, Inc., after a period of 60 consecutive quarters of same-store sales growth exceeding 4%, encountered problems with its merchandising efforts as well as intensifying competition. In addition, a more difficult consumer-spending environment in the second half of the period proved problematic for sales. As sales and earnings growth results and forward estimates came in lower than expected, the valuation of the stock came down and the stock sold off accordingly. The Portfolio no longer owned PETCO Animal Supplies, Inc. at the end of the period, as we believed problems remained. WMS Industries, Inc.'s stock was sold off during the period due to a revenue shift from the second quarter into the third quarter, as customers consolidated and orders were delayed. In addition, the company's third quarter results were somewhat lower than investors expected. Compounding the weakness in the stock has been a general lack of interest in the gaming industry among investors, as most competitors are not seeing the robust business that WMS Industries, Inc. has seen. The stock remained one of the Portfolio's largest positions at the end of the year; however, and we remained positive on the company's outlook. (1)

Portfolio holdings in the Financials sector also suffered from sub-par performance. Among the weakest Financials holdings was The First Marblehead Corporation, provider of loans to the private education market. The stock's weakness was driven by continued negative sentiment surrounding its competitive environment, but more importantly, the announcement of the sudden resignation of the CEO following alleged improper dealings with a customer. In addition, an important customer announced that it would, in addition to continuing its strategic relationship with The First Marblehead Corporation, compete directly with the company in underwriting loans, calling The First Marblehead Corporation's value proposition into question. Although we believed this would prove to be far less impactful than the market had priced into the stock, the Portfolio sold its position in the company, as we believed it could take years for the education loans to "season" and provide evidence either way. (1)

There were other notable individual issues that weighed on the Portfolio's overall relative performance across a variety of sectors, including those in which the Portfolio outperformed its benchmark. For example, Industrials holding Trex Company, Inc. experienced softer demand in the first half of the year, but more harmful to expectations and stock performance were the company's inventory issues within its distribution network. Our concern was that there might be more inventory de-stocking to come, and that demand trends may continue to fade. Therefore, the Portfolio sold its position in this stock during the period. (1)

Health Care holding MGI Pharma, Inc., an oncology-focused drug developer, saw sales of its main product, Aloxi, which

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

addresses the chemo-induced nausea and vomiting (CINV) market, fall slightly below investor expectations in both the third and fourth quarters, although the outlook continued to be strong. In addition, the approval of a new key drug, Dacogen, was delayed. The Portfolio continued to hold a large position in MGI Pharma, Inc. at the end of the period, as we believed that Aloxi sales would continue to be strong, and that Dacogen would gain approval. In addition, MGI Pharma, Inc.'s new drug pipeline remained robust, and the valuation of the stock was attractive. (1)

We remain cautious on the outlook for the equity markets and the economy in general; the mixed economic data warrants continual monitoring.

Our strategy for the Portfolio as we enter 2006 remains consistent. We will continue to utilize our bottom-up process to seek to identify high-quality companies we believe are capable of posting strong future earnings growth and that are valued attractively.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[performance graph]

                                                               DISCOVERY PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)         RUSSELL 2000 GROWTH INDEX
                                                               ------------------------------       -------------------------
12/95                                                                       10000                              10000
                                                                            11442                              11192
12/96                                                                     11771.5                              11126
                                                                          11766.8                            11707.9
12/97                                                                     12768.2                            12567.2
                                                                          13250.8                            13253.4
12/98                                                                     14117.4                            12723.3
                                                                          18811.5                            14354.4
12/99                                                                     29146.5                            18207.1
                                                                          35223.5                              18431
12/00                                                                     25878.7                            14123.7
                                                                          23523.8                            14144.9
12/01                                                                     21126.7                            12833.7
                                                                          17471.8                              10607
12/02                                                                     14211.5                            8949.14
                                                                          15965.2                              10679
12/03                                                                     19565.4                            13292.2
                                                                          20453.7                            14045.8
12/04                                                                     21703.4                              15192
                                                                          21165.8                            14648.1
12/05                                                                     21703.4                            15824.3

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               95.3
Repurchase Agreements
     Less Net Liabilities                        4.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  WMS Industries, Inc.                        3.3
 2.  Affiliated Managers Group,                  2.7
     Inc.
 3.  Quicksilver Resources, Inc.                 2.5
 4.  Epicor Software Corp.                       2.5
 5.  Guitar Center, Inc.                         2.4
 6.  Digitas, Inc.                               2.4
 7.  Aeroflex, Inc.                              2.4
 8.  Hughes Supply, Inc.                         2.2
 9.  Kronos, Inc.                                2.2
10.  I-Flow Corp.                                2.1

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   23.5
      Health Care                              20.5
      Consumer Discretionary                   16.7
      Industrials                              15.1
      Energy                                    7.9
      Financials                                7.4
      Consumer Staples                          1.7
      Materials                                 1.4
      Telecommunication Services                1.1
                                    ---------------
                                               95.3
                                    ===============

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 95.3%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 16.7%
HOTELS, RESTAURANTS &
  LEISURE - 10.0%
Gaylord Entertainment Co. (a)......      32,500   $ 1,416,675
Kerzner International Ltd. (a).....      15,600     1,072,500
Life Time Fitness, Inc. (a)........      25,900       986,531
Red Robin Gourmet Burgers, Inc.
  (a)..............................      26,525     1,351,714
WMS Industries, Inc. (a)...........      93,150     2,337,133
                                                  -----------
                                                    7,164,553
                                                  -----------
HOUSEHOLD DURABLES - 0.8%
Levitt Corp. Class A...............      25,125       571,343
                                                  -----------
SPECIALTY RETAIL - 5.9%
Aaron Rents, Inc. .................      59,525     1,254,787
Guitar Center, Inc. (a)............      34,100     1,705,341
Pacific Sunwear Of California Inc.
  (a)..............................      48,725     1,214,227
                                                  -----------
                                                    4,174,355
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                11,910,251
                                                  -----------
CONSUMER STAPLES - 1.7%
FOOD & STAPLES RETAILING - 1.7%
Central European Distribution Corp.
  (a)..............................      30,825     1,237,316
                                                  -----------
TOTAL CONSUMER STAPLES.............                 1,237,316
                                                  -----------
ENERGY - 7.9%
ENERGY EQUIPMENT & SERVICES - 3.4%
Grant Prideco, Inc. (a)............      32,550     1,436,106
Superior Energy Services, Inc.
  (a)..............................      46,853       986,255
                                                  -----------
                                                    2,422,361
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 4.5%
KFx, Inc. (a)......................      84,200     1,440,662
Quicksilver Resources, Inc. (a)....      41,875     1,759,169
                                                  -----------
                                                    3,199,831
                                                  -----------
TOTAL ENERGY.......................                 5,622,192
                                                  -----------
FINANCIALS - 7.4%
CAPITAL MARKETS - 2.7%
Affiliated Managers Group, Inc.
  (a)..............................      24,275     1,948,069
                                                  -----------
INSURANCE - 2.9%
American Equity Investment Life
  Holding Co. .....................      79,400     1,036,170
HCC Insurance Holdings, Inc. ......      34,600     1,026,928
                                                  -----------
                                                    2,063,098
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.8%
NewAlliance Bancshares, Inc. ......      86,650     1,259,891
                                                  -----------
TOTAL FINANCIALS...................                 5,271,058
                                                  -----------
HEALTH CARE - 20.5%
BIOTECHNOLOGY - 2.9%
Alkermes, Inc. (a).................      39,525       755,718
Gen-Probe, Inc. (a)................      27,350     1,334,407
                                                  -----------
                                                    2,090,125
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.3%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 9.0%
ArthroCare Corp. (a)...............      33,625   $ 1,416,957
ev3, Inc. (a)......................      91,350     1,346,499
I-Flow Corp. (a)...................     103,750     1,516,825
Integra LifeSciences Holdings Corp.
  (a)..............................      32,925     1,167,521
Kyphon, Inc. (a)...................      23,575       962,567
                                                  -----------
                                                    6,410,369
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 5.4%
Centene Corp. (a)..................      44,825     1,178,449
LCA-Vision, Inc. ..................      18,175       863,494
Option Care, Inc. .................      46,075       615,562
PSS World Medical, Inc. (a)........       7,025       104,251
United Surgical Partners
  International, Inc. (a)..........      33,225     1,068,184
                                                  -----------
                                                    3,829,940
                                                  -----------
PHARMACEUTICALS - 3.2%
MGI Pharma, Inc. (a)...............      88,325     1,515,657
Salix Pharmaceuticals, Ltd. (a)....      44,962       790,432
                                                  -----------
                                                    2,306,089
                                                  -----------
TOTAL HEALTH CARE..................                14,636,523
                                                  -----------
INDUSTRIALS - 15.1%
AIR FREIGHT & LOGISTICS - 1.3%
Hub Group, Inc. Class A (a)........      26,500       936,775
                                                  -----------
AIRLINES - 0.7%
JetBlue Airways Corp. (a)..........      34,862       536,178
                                                  -----------
BUILDING PRODUCTS - 1.9%
NCI Building Systems, Inc. (a).....      32,000     1,359,360
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 1.4%
Resources Connection, Inc. (a).....      37,600       979,856
                                                  -----------
CONSTRUCTION & ENGINEERING - 3.6%
Foster Wheeler Ltd. (a)............      39,825     1,464,764
Perini Corp. (a)...................      47,000     1,135,050
                                                  -----------
                                                    2,599,814
                                                  -----------
MACHINERY - 0.7%
Bucyrus International, Inc. - Class
  A................................       9,400       495,380
                                                  -----------
MARINE - 1.9%
Diana Shipping, Inc. ..............      53,500       688,010
Dryships, Inc. ....................      56,375       688,897
                                                  -----------
                                                    1,376,907
                                                  -----------
ROAD & RAIL - 1.4%
Old Dominion Freight Line, Inc.
  (a)..............................      36,475       984,095
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 2.2%
Hughes Supply, Inc. ...............      43,050     1,543,342
                                                  -----------
TOTAL INDUSTRIALS..................                10,811,707
                                                  -----------
INFORMATION TECHNOLOGY - 23.5%
COMMUNICATIONS EQUIPMENT - 1.4%
Redback Networks, Inc. (a).........      70,525       991,581
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 95.3%                  SHARES        VALUE
-------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.3%
Aeroflex, Inc. (a).................     157,825   $ 1,696,619
Plexus Corp. (a)...................      29,450       669,693
                                                  -----------
                                                    2,366,312
                                                  -----------
INTERNET SOFTWARE & SERVICES - 6.9%
Digital River, Inc. (a)............      50,975     1,515,996
Digitas, Inc. (a)..................     135,675     1,698,651
Earthlink, Inc. (a)................      65,800       731,038
Openwave Systems, Inc. (a).........      55,125       963,034
                                                  -----------
                                                    4,908,719
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 6.0%
Entegris, Inc. (a).................     135,775     1,279,000
Microsemi Corp. (a)................      31,050       858,843
RF Micro Devices, Inc. (a).........     161,650       874,527
Trident Microsystems, Inc. (a).....      69,175     1,245,150
                                                  -----------
                                                    4,257,520
                                                  -----------
SOFTWARE - 5.9%
Epicor Software Corp. (a)..........     123,800     1,749,294
Kronos, Inc. (a)...................      36,750     1,538,355
Witness Systems, Inc. (a)..........      47,825       940,718
                                                  -----------
                                                    4,228,367
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                16,752,499
                                                  -----------
MATERIALS - 1.4%
METALS & MINING - 1.4%
Alpha Natural Resources, Inc.
  (a)..............................      18,900       363,069
Glamis Gold Ltd. (a)...............      23,725       651,963
                                                  -----------
TOTAL MATERIALS....................                 1,015,032
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.3%                  SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.1%
WIRELESS TELECOMMUNICATION
  SERVICES - 1.1%
InPhonic, Inc. (a).................      89,525   $   777,972
                                                  -----------
TOTAL TELECOMMUNICATION
  SERVICES.........................                   777,972
                                                  -----------
TOTAL COMMON STOCKS
  (COST $65,638,493)...............               $68,034,550
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 7.1%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $5,060,000   $ 5,060,000
                                                  -----------
Repurchase price $5,061,827
Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $1,700,242
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $3,460,729
TOTAL REPURCHASE AGREEMENTS
  (COST $5,060,000)................               $ 5,060,000
                                                  -----------
TOTAL INVESTMENTS - 102.4%
  (COST $70,698,493) (B)...........               $73,094,550
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (2.4)%..................                (1,717,810)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $71,376,740
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $70,698,493).....................  $ 73,094,550
  Cash.....................................           361
  Receivable for securities sold...........     2,384,670
  Receivable for fund shares sold..........        13,399
  Dividends and accrued interest
    receivable.............................         3,362
  Prepaid expenses and other assets........         2,171
                                             ------------
    Total assets...........................    75,498,513
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,962,875
  Payable for fund shares redeemed.........        90,090
  Payable for investment management
    services...............................        49,469
  Accrued custody expense..................           594
  Accrued professional fees................         7,521
  Accrued accounting fees..................         5,037
  Accrued printing and proxy fees..........         6,187
                                             ------------
    Total liabilities......................     4,121,773
                                             ------------
Net assets.................................  $ 71,376,740
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  3,843,425
  Paid-in capital in excess of par value...    94,525,131
  Accumulated net realized losses on
    investments............................   (29,387,873)
  Net unrealized appreciation on
    investments............................     2,396,057
                                             ------------
Net assets.................................  $ 71,376,740
                                             ============
Shares outstanding.........................     3,843,425
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    10,000,000
                                             ============
Net asset value per share..................  $      18.57
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $     65,980
  Dividends.................................       217,566
                                              ------------
    Total investment income.................       283,546
                                              ------------
Expenses:
  Management fees...........................       613,649
  Custodian fees............................         7,313
  Directors' fees...........................         4,878
  Professional fees.........................        11,778
  Accounting fees...........................        37,428
  Printing and proxy fees...................         9,073
  Other.....................................         2,489
                                              ------------
    Total expenses..........................       686,608
                                              ------------
    Net investment loss.....................      (403,062)
                                              ------------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................    12,648,681
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (12,854,688)
                                              ------------
      Net realized/unrealized gains (losses)
         on investments.....................      (206,007)
                                              ------------
      Change in net assets from
         operations.........................  $   (609,069)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................  $   (403,062)    $   (573,571)
  Net realized gains (losses) on investments................    12,648,681        9,128,795
  Change in unrealized appreciation/depreciation on
    investments.............................................   (12,854,688)         389,325
                                                              ------------     ------------
    Change in net assets from operations....................      (609,069)       8,944,549
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................     2,573,754        3,361,969
  Paid for shares redeemed..................................   (19,609,804)     (16,262,055)
                                                              ------------     ------------
    Change in net assets from capital transactions..........   (17,036,050)     (12,900,086)
                                                              ------------     ------------
      Change in net assets..................................   (17,645,119)      (3,955,537)
Net Assets:
  Beginning of year.........................................    89,021,859       92,977,396
                                                              ------------     ------------
  End of year...............................................  $ 71,376,740     $ 89,021,859
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $18.57     $16.74     $12.16     $18.08     $22.14
Investment activities:
  Net investment loss.......................................   (0.10)     (0.12)     (0.10)     (0.10)     (0.10)
  Net realized and unrealized gains (losses) on
    investments.............................................    0.10       1.95       4.68      (5.82)     (3.96)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................      --       1.83       4.58      (5.92)     (4.06)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $18.57     $18.57     $16.74     $12.16     $18.08
                                                              ======     ======     ======     ======     ======
Total return................................................    0.00%     10.93%     37.66%    (32.74)%   (18.36)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 71.4     $ 89.0     $ 93.0     $ 74.2     $121.6
  Ratios to average net assets:
    Expenses................................................    0.90%      0.91%      0.95%      0.96%      0.96%
    Net investment loss.....................................   (0.53)%    (0.64)%    (0.71)%    (0.66)%    (0.54)%
  Portfolio turnover rate...................................     179%       104%       128%       128%       112%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    28.99%
Five year                                    7.60%
Ten year                                    10.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National International Small Company Portfolio returned 28.99% versus 21.41% for the current benchmark, the S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index.

There has been no material change in the risk profile of the Portfolio. The Portfolio remains well-diversified amongst its holdings. However, Energy and Materials investments are over-weighted relative to the benchmark. Additionally, the strength of the U.S. dollar this past year hindered the Portfolio's performance as it does not hedge foreign currency positions.(1)

The international small cap asset class performed as expected fully participating in the global economic growth cycle. Dominant sector themes for the Portfolio were: Materials, Energy, and Consumer Discretionary. These sectors have had strong performances due to rising underlying commodity prices, namely oil and metals, led by higher demand. Geographically, the Portfolio maintained its largest weighting in Japan to benefit from that country's own economic recovery which has been largely domestically-driven. Positive consumer discretionary spending in Japan has helped the economy turn up.(1)

Toho Titanium, a Japanese titanium smelter, rose 228.4% during the period. The company benefited from the increased titanium demand used in airframes and jet engines as titanium is lighter, yet stronger than steel and has a higher melting point. Chiyoda Corp. is a Japanese engineering and construction company whose stock gained 215.5% during the period. This leader in liquefied natural gas
(LNG) facilities continued to grow their project order book into 2008. Teck Corp., a Canadian metals mining company's stock appreciated 75.2% during the period. The company benefited from higher prices for zinc, copper, coal, and metallurgical coal. Teck Corp. made initial investments in the Canadian oil sands to benefit from higher energy prices.(1)

Aktiv Kapital, a Norwegian bad-debt collector, fell 29.3% during the period. While the company was off to a difficult start with the CEO resigning, high expectations for the new CEO to perform well were not met. Additionally, the buying of bad debt portfolios from banks and other lenders became increasingly expensive thereby lowering returns on debt collections. Impresa-Sociedade Gestora de Participacoes, a Portuguese media company, lost 29.4% during the period. This media concern lost TV viewership to its main competitor for most of the year. Consequently, the company's growth profile has deteriorated. Midland Holdings, a Hong Kong real estate agency, fell 25.2%. This realtor deals in residential property sales in Hong Kong and surrounding areas. The stock was negatively impacted as expectations of higher interest rates would curb real estate transactions.(1)

International small caps continued to fully participate in the current global economic expansion. Our expectations of sustainable consumer spending despite higher oil prices and interest rates were supported. China is still in a growth mode with GDP expected to grow at least 9.5% in 2006. China's insatiable demand for the world's natural resources will continue to drive commodity prices higher. Investments in alternative energy sources could prove to be profitable as the world seeks to reduce its dependency on oil.

We expect the U.S. dollar to weaken this year as the rising U.S. interest rate environment, which has helped the dollar strengthen this year, comes to an end. Reverting to fundamentals, the twin deficits (current account deficit and trade deficit) should continue to put downward pressure on the dollar.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

In light of the current global economic growth, we do not anticipate significant changes to the Portfolio in the near term.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                              INTERNATIONAL SMALL COMPANY   MSCI WORLD EX-U.S. SMALL     S&P/CITIGROUP EXTENDED
                                                 PORTFOLIO (COMMENCED         CAP INDEX (COMMENCED      MARKET GROWTH (EMI) WORLD
                                              OPERATIONS MARCH 31, 1995)            1/12/98)                  EX-U.S. INDEX
                                              ---------------------------   ------------------------    -------------------------
12/95                                                     10000                                                    10000
                                                          10969                                                  11118.4
12/96                                                   11209.2                                                  10831.3
                                                        12312.2                                                  11385.7
12/97                                                   12516.6                                                  9843.06
                                                        13283.9                      13283.9                     11552.2
12/98                                                   12957.1                      12312.8                     11138.3
                                                        16099.2                      13808.8                     12055.9
12/99                                                   27017.6                      14575.2                     15093.9
                                                          23173                      15302.5                     14917.1
12/00                                                   18839.7                      13287.2                     12223.1
                                                          15863                      13140.7                     10412.5
12/01                                                   13323.3                      11875.3                     9446.96
                                                        13379.3                      13078.7                     9662.83
12/02                                                   11324.2                        10994                     8212.03
                                                        13592.5                      13365.8                     9532.62
12/03                                                   17429.6                      17789.9                     12329.4
                                                        18665.4                      19894.5                     13544.4
12/04                                                   21067.6                      23019.9                     15559.2
                                                        21999.8                      23969.9                     15971.8
12/05                                                   27176.2                      28785.2                       18890

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-800 million. The dollar denominated range is applied across 23 developed markets.

The S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each company's relative position on a growth-value continuum. The S&P/Citigroup World Ex U.S. Extended Market Growth Index reflects each company's available market capitalization weighted by its growth probability.

We are now using the S&P/Citigroup Extended Market Growth (EMI) World Ex-U.S. Index as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those in the former benchmark, the MSCI World ex-U.S. Small Cap Index.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               95.6
Repurchase Agreements
  Less Net Liabilities                           4.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  Chiyoda Corp.                               1.8
 2.  Ryohin Keikaku Co. Ltd.                     1.5
 3.  Boehler-Uddeholm AG                         1.5
 4.  Gendai Agency, Inc.                         1.3
 5.  Teck Corp., Class B                         1.3
 6.  Yamada Denki                                1.3
 7.  Neopost SA                                  1.2
 8.  Koyo Seiko Co.                              1.2
 9.  Umicore                                     1.2
10.  Daido Steel Co.                             1.1

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings:

                                    % of Net Assets
      Japan                                    36.4
      United Kingdom                            9.4
      Canada                                    6.1
      France                                    5.4
      Italy                                     4.4
      Switzerland                               4.1
      Germany                                   3.4
      Norway                                    3.0
      Netherlands                               2.7
      Spain                                     2.6

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

COMMON STOCKS - 95.6%                 SHARES      FAIR VALUE
--------------------------------------------------------------
JAPAN - 36.4%
Chiyoda Corp. (b) (6).............      40,000   $     916,546
Connect Technologies Corp. (a) (b)
  (7).............................          41         302,192
Daido Steel Co. (b) (8)...........      60,000         572,090
Diamond City Co. Ltd. (b) (4).....       9,900         403,913
Don Quijote Co. Ltd. (b) (1)......       5,800         485,893
Dowa Mining Co. (a) (b) (8).......      32,000         346,890
EDION Corp. (b) (1)...............       5,200         112,761
Gendai Agency, Inc. (b) (1).......         152         670,359
Hitachi Construction Machinery Co.
  Ltd. (b) (6)....................      21,500         502,490
Hitachi Koki Co. (b) (1)..........      30,000         495,521
Iino Kaiun Kaisha, Ltd. (b) (6)...      49,000         412,049
JGC Corp. (b) (6).................      25,000         476,170
Koito Manufacturing Co. (b) (1)...      34,000         522,092
Koyo Seiko Co. (b) (6)............      33,000         614,978
Leopalace21 Corp. (b) (4).........       6,300         227,977
Mitsubishi Materials Corp. (b)
  (8).............................      96,000         491,871
Mitsubishi Rayon Co. (b) (8)......      61,000         404,018
Miura Co., Ltd. (b) (6)...........      11,000         268,672
Nabtesco Corporation (b) (6)......      35,000         452,960
Nachi Fujikoshi Corp. (b) (6).....     100,000         534,642
Nhk Spring Co. (b) (1)............      53,000         551,997
Nitori Co. (b) (1)................       3,400         316,504
Nsk (b) (6).......................      13,000          88,909
Pacific Metals Co. Ltd. (b) (8)...      41,000         199,645
Point, Inc. (b) (1)...............       6,100         509,788
Ryohin Keikaku Co. Ltd. (b) (1)...       8,800         769,825
Shimamura Co Ltd. (b) (1).........       3,900         538,927
Showa Shell Sekiyu KK (b) (3).....      35,500         423,629
Sumco Corp. (a) (b) (7)...........       6,700         351,660
Sumitomo Metal Mining Co. Ltd. (b)
  (8).............................      32,000         395,396
Sumitomo Rubber Industries Ltd.
  (b) (1).........................      22,000         313,772
Sundrug Co., Ltd. (b) (2).........       7,900         432,843
Taiyo Nippon Sanso Corp. (b)
  (8).............................      46,000         307,721
Teikoku Oil Co. (b) (3)...........      17,000         222,567
THK Co. Ltd. (b) (6)..............      12,800         333,749
Toho Titanium (b) (8).............       3,600         371,140
Toho Zinc Co. (b) (8).............      64,000         501,166
Tohoku Pioneer Corp. (b) (1)......      13,900         228,722
Tokuyama Corp. (b) (8)............      32,000         411,404
Trend Micro Inc. (a) (b) (7)......       4,500         170,939
Ube Industries (b) (8)............     181,000         490,613
Village Vanguard Co. Ltd. (a) (b)
  (1).............................          18         338,211
Yamada Denki (b) (1)..............       5,300         662,560
                                                 -------------
                                                    18,145,771
                                                 -------------
UNITED KINGDOM - 9.4%
ARM Holdings PLC (b) (7)..........     168,200         349,081
Britvic PLC (a) (b) (2)...........      57,294         242,986
CSR PLC (a) (b) (7)...............      29,300         471,846
Enterprise Inns PLC (b) (1).......      32,800         529,348
Hunting PLC (b) (3)...............      85,900         449,849
Kensington Group PLC (b) (4)......      23,012         365,308
Punch Taverns PLC (b) (1).........      34,302         501,214
Stanelco PLC (a) (b) (6)..........     658,200         161,372
The Carphone Warehouse PLC (b)
  (1).............................      44,260         210,969

COMMON STOCKS - 95.6%                 SHARES      FAIR VALUE
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vedanta Resources PLC (b) (8).....      18,000   $     268,776
William Hill PLC (b) (1)..........      32,774         301,236
Wolfson Microelectronics PLC (a)
  (b) (7).........................      92,500         538,503
Wood Group (John) PLC (b) (3).....      87,100         304,904
                                                 -------------
                                                     4,695,392
                                                 -------------
CANADA - 6.1%
Alimentation Couche-Tard, Inc. (b)
  (2).............................      10,900         219,416
ATCO Ltd. (b) (10)................       8,400         295,910
Ensign Energy Services, Inc. (b)
  (3).............................      12,895         520,481
Industrial Alliance Life Insurance
  Co. (b) (4).....................       7,482         187,106
Precision Drilling Trust (b)
  (3).............................       9,800         323,561
SNC-Lavalin Group, Inc. (b) (6)...       6,506         427,035
Teck Corp., Class B (b) (8).......      12,500         667,233
Trican Oilwell Services Ltd. (a)
  (b) (3).........................       3,100         149,340
Western Oil Sands, Inc. (a) (b)
  (3).............................      10,700         255,983
                                                 -------------
                                                     3,046,065
                                                 -------------
FRANCE - 5.4 %
Bourbon SA (b) (6)................       3,800         331,842
Dassault Systemes SA (a) (b)
  (7).............................       5,000         282,053
Imerys SA (b) (8).................       3,424         247,491
Neopost SA (b) (7)................       6,205         621,834
Silicon-On-Insulator Technologies
  (a) (b) (7).....................      24,700         398,345
Technip SA (b) (3)................       5,600         338,504
Zodiac SA (b) (6).................       7,300         468,514
                                                 -------------
                                                     2,688,583
                                                 -------------
ITALY - 4.4%
Davide Campari - Milano SpA (b)
  (2).............................      54,450         402,623
ERG SpA (b) (3)...................      17,100         411,540
Geox SpA (b) (1)..................      34,800         383,037
Lottomatica SpA (a) (b) (1).......       5,877         212,145
Recordati SpA (b) (5).............      16,556         114,264
Safilo SpA (a) (b) (1)............      40,487         231,994
Saipem SpA (b) (3)................      14,524         238,450
Tod's SpA (b) (1).................       3,100         209,129
                                                 -------------
                                                     2,203,182
                                                 -------------
SWITZERLAND - 4.1%
Actelion Ltd. (a) (b) (5).........       2,892         238,953
Geberit International AG (b)
  (6).............................         346         274,343
Kuehne & Nagel International AG
  (b) (6).........................       1,598         450,752
Lindt & Spruengli AG (b) (2)......         158         268,902
Logitech International SA (a) (b)
  (7).............................       5,436         255,795
Phonak Holding AG (b) (5).........       8,400         362,225
Swatch Group AG (a) (b) (1).......       1,230         182,622
                                                 -------------
                                                     2,033,592
                                                 -------------
GERMANY - 3.4%
K&S AG (b) (8)....................       4,800         289,741
Puma AG Rudolf Dassler Sport (b)
  (1).............................       1,333         387,799
Q-Cells AG (a) (b) (3)............       7,100         414,653

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

COMMON STOCKS - 95.6%                 SHARES      FAIR VALUE
--------------------------------------------------------------
GERMANY (CONTINUED)
Solarworld AG (b) (3).............       3,200   $     424,799
Stada Arzneimittel AG (b) (5).....       5,690         185,588
                                                 -------------
                                                     1,702,580
                                                 -------------
NORWAY - 3.0%
Aktiv Kapital ASA (b) (4).........      11,400         173,958
Fred Olsen Energy ASA (a) (b)
  (3).............................      15,300         549,957
ProSafe ASA (b) (3)...............      12,600         534,341
TGS Nopec Geophysical Co. ASA (a)
  (b) (3).........................       5,200         244,160
                                                 -------------
                                                     1,502,416
                                                 -------------
NETHERLANDS - 2.7%
Fugro NV (b) (3)..................      11,398         366,440
SBM Offshore NV (a) (b) (3).......       4,100         331,085
Tele Atlas NV (a) (b) (7).........       3,156          84,442
Trader Classified Media NV (b)
  (1).............................      14,600         224,228
Univar NV (b) (6).................       8,400         328,254
                                                 -------------
                                                     1,334,449
                                                 -------------
SPAIN - 2.6%
Abengoa SA (b) (6)................      28,176         414,902
Grupo Ferrovial, SA (b) (6).......       4,050         281,169
Indra Sistemas SA (b) (7).........      13,771         269,275
Tubacex (b) (8)...................      79,700         337,618
                                                 -------------
                                                     1,302,964
                                                 -------------
SINGAPORE - 2.6%
Keppel Corp. Ltd. (b) (6).........      66,600         439,450
Olam International Ltd. (b) (2)...     566,000         512,292
Sembcorp Marine Ltd. (b) (6)......     206,000         341,454
                                                 -------------
                                                     1,293,196
                                                 -------------
AUSTRIA - 2.3%
Andritz AG (b) (6)................       3,498         384,484
Boehler-Uddeholm AG (a) (b) (8)...       4,471         753,040
                                                 -------------
                                                     1,137,524
                                                 -------------
BELGIUM - 1.9%
Bekaert NV (b) (6)................       1,700         158,873
Umicore (b) (8)...................       5,100         602,437
Telenet Group Holding NV (a) (b)
  (9).............................      11,600         216,985
                                                 -------------
                                                       978,295
                                                 -------------
IRELAND - 1.8%
Anglo Irish Bank Corp. PLC (b)
  (4).............................      24,900         376,875
DePfa Bank PLC (b) (4)............      21,600         318,886
IAWS Group PLC (b) (2)............      14,000         201,999
                                                 -------------
                                                       897,760
                                                 -------------
LUXEMBOURG - 1.5%
Orco Property (b) (4).............       4,900         360,582
Stolt Offshore SA (a) (b) (3).....      32,800         383,652
                                                 -------------
                                                       744,234
                                                 -------------
DENMARK - 1.5%
GN Store Nord AS (b) (5)..........      25,600         335,461

COMMON STOCKS - 95.6%                 SHARES      FAIR VALUE
--------------------------------------------------------------
DENMARK (CONTINUED)
Novozymes A/S (b) (8).............       7,325   $     401,097
                                                 -------------
                                                       736,558
                                                 -------------
AUSTRALIA - 1.1%
Iluka Resources Ltd. (b) (8)......      67,400         386,201
Toll Holdings Ltd. (b) (6)........      17,600         191,494
                                                 -------------
                                                       577,695
                                                 -------------
HONG KONG - 1.0%
Techtronic Industries Co. (b)
  (1).............................     214,500         510,274
                                                 -------------
SWEDEN - 1.0%
Getinge AB (b) (5)................      16,311         224,817
TradeDoubler AB (a) (b) (7).......      14,200         275,260
                                                 -------------
                                                       500,077
                                                 -------------
INDIA - 1.0%
India Fund Inc. (4)...............      12,459         495,245
                                                 -------------
UNITED STATES OF AMERICA - 0.7%
Copa Holdings (a) (6).............       5,900         161,070
UTi Worldwide, Inc. (6)...........       2,300         213,532
                                                 -------------
                                                       374,602
                                                 -------------
SOUTH KOREA - 0.6%
Dongbu Corp. (b) (6)..............      17,300         330,098
                                                 -------------
GREECE - 0.5%
Germanos S.A. (b) (1).............      13,836         234,141
                                                 -------------
ISRAEL - 0.5%
Check Point Software Technologies
  Ltd. (7)........................      11,475         230,648
                                                 -------------
CHINA - 0.1%
Suntech Power Holdings Co. Ltd.,
  ADR (a) (3).....................       1,100          29,975
                                                 -------------
TOTAL COMMON STOCKS (COST
  $34,426,944)....................               $  47,725,316
                                                 -------------

                                     FACE
REPURCHASE AGREEMENTS - 4.5%        AMOUNT       FAIR VALUE
------------------------------------------------------------
State Street Bank 1.350%
  01/3/2006                       $2,227,000..  $  2,227,000
  Repurchase price $2,227,334
  Collateralized by:
    U.S. Treasury Bond
    3.625% 06/30/2007
    Fair Value $2,275,669
TOTAL REPURCHASE AGREEMENTS
  (COST $2,227,000).............                $  2,227,000
                                                ------------
TOTAL INVESTMENTS -- 100.1%
  (COST $36,653,944) (C)........                $ 49,952,316
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)..............                     (43,767)
                                                ------------
TOTAL NET ASSETS -- 100.0%......                $ 49,908,549
                                                ============

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non-Income Producing.
  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $46,594,846 or 93.4% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
       Statements, not all investments that are subjected to fair value procedures are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
       The Portfolio's securities that are not subjected to fair value procedures are traded on exchanges whose local close times are consistent with the 4:00 pm Eastern Time U.S.
       market close.
  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

                     SECTOR CLASSIFICATIONS:
 (1)  Consumer Discretionary..........  21.3%
 (2)  Consumer Staples................   4.6%
 (3)  Energy..........................  13.9%
 (4)  Financials......................   5.8%
 (5)  Health Care.....................   2.9%
 (6)  Industrials.....................  20.0%
 (7)  Information Technology..........   9.2%
 (8)  Materials.......................  16.9%
 (9)  Telecommunication Services......   0.4%
(10)  Utilities.......................   0.6%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $36,653,944)......................  $49,952,316
  Cash......................................          510
  Foreign currency (Cost $63,913)...........       64,861
  Receivable for securities sold............      375,410
  Receivable for fund shares sold...........       77,294
  Dividends and accrued interest
    receivable..............................       93,898
  Prepaid expenses and other assets.........        1,281
                                              -----------
    Total assets............................   50,565,570
                                              -----------
Liabilities:
  Payable for securities purchased..........      450,129
  Payable for fund shares redeemed..........      144,555
  Payable for investment management
    services................................       40,938
  Accrued accounting and custody fees.......       11,218
  Accrued printing and proxy expenses.......        2,660
  Accrued professional fees.................        7,521
                                              -----------
    Total liabilities.......................      657,021
                                              -----------
Net assets..................................  $49,908,549
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,644,356
  Paid-in capital in excess of par value....   32,083,392
  Accumulated net realized gains on
    investments.............................    1,797,015
  Net unrealized appreciation on:
    Investments.............................   13,298,372
    Foreign currency related transactions...          608
  Undistributed net investment income.......       84,806
                                              -----------
Net assets..................................  $49,908,549
                                              ===========
Shares outstanding..........................    2,644,356
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     18.87
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $    16,996
  Dividends (net of $74,734 foreign taxes
    withheld)...............................      662,004
  Other.....................................        1,035
                                              -----------
    Total investment income.................      680,035
                                              -----------
Expenses:
  Management fees...........................      371,063
  Custodian fees............................       87,727
  Directors' fees...........................        2,413
  Professional fees.........................       10,426
  Accounting fees...........................       69,182
  Printing and proxy fees...................        6,613
  Other.....................................          113
                                              -----------
    Total expenses..........................      547,537
                                              -----------
    Net investment income...................      132,498
                                              -----------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................    5,257,379
    Foreign currency related transactions...      (34,096)
Change in unrealized
  appreciation/depreciation on:
    Investments.............................    4,883,105
    Foreign currency related transactions...         (567)
                                              -----------
      Net realized/unrealized gains (losses)
         on investments and foreign
         currency...........................   10,105,821
                                              -----------
      Change in net assets from
         operations.........................  $10,238,319
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $   132,498     $    42,710
  Net realized gains (losses) on investments and foreign
    currency transactions...................................    5,223,283       3,271,266
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........    4,882,538       1,870,862
                                                              -----------     -----------
    Change in net assets from operations....................   10,238,319       5,184,838
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (209,127)       (289,074)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................   13,121,685       5,172,863
  Received from dividends reinvested........................      209,127         289,074
  Paid for shares redeemed..................................   (3,854,845)     (4,675,456)
                                                              -----------     -----------
    Change in net assets from capital transactions..........    9,475,967         786,481
                                                              -----------     -----------
      Change in net assets..................................   19,505,159       5,682,245
Net Assets:
  Beginning of year.........................................   30,403,390      24,721,145
                                                              -----------     -----------
  End of year...............................................  $49,908,549     $30,403,390
                                                              ===========     ===========
  Undistributed net investment income.......................  $    84,806     $   195,531
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $14.69     $12.27     $ 7.99     $ 9.40     $13.29
Investment activities:
  Net investment income (loss)..............................    0.03       0.02       0.01         --      (0.04)
  Net realized and unrealized gains (losses) on investments
    and
    foreign currency transactions...........................    4.23       2.54       4.29      (1.41)     (3.85)
                                                              ------     ------     ------     ------     ------
    Total from investment activities........................    4.26       2.56       4.30      (1.41)     (3.89)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.08)     (0.14)     (0.02)        --         --
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $18.87     $14.69     $12.27     $ 7.99     $ 9.40
                                                              ======     ======     ======     ======     ======
Total return................................................   28.99%     20.87%     53.91%    (15.00%)   (29.28%)
Ratios and supplemental data:
Net assets at end of year (millions)........................  $ 49.9     $ 30.4     $ 24.7     $ 14.8     $ 18.9
  Ratios to average net assets:
    Expenses................................................    1.47%      1.47%      1.59%      1.56%      1.79%
    Net investment income (loss)............................    0.36%      0.16%      0.10%      0.03%     (0.35%)
Portfolio turnover rate.....................................      85%        82%        87%        92%       221%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    13.28%
Five year                                   -4.43%
Ten year                                    -2.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Aggressive Growth Portfolio returned 13.28% versus 4.91% for the current benchmark, the S&P 500 Index.

The Portfolio's largest position and strongest performance contributor was Celgene Corp., a biotechnology company focused on hematological disease. Celgene Corp. has created a new formulation of its multiple myeloma drug, Thalomid, with fewer side effects and greater efficacy. Specifically, the new drug, Revlimid, has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.(1)

Another strong performer was Intuitive Surgical, Inc., maker of the innovative Da Vinci automated surgical system. This system allows surgeons to use computer-guided robotic arms to pinpoint their procedures. This allows for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from parts that must be replaced after every few procedures.(1)

Another pharmaceutical company, eye-care giant Alcon, Inc., provided outstanding returns. The demand for Alcon, Inc.'s products has grown with the aging population, new product introductions, better geographic penetration and firm pricing. The company has taken market share in interocular lenses for cataract surgery after introducing Restor, a multi-focal lens that eliminates the need for reading glasses for some patients.(1)

Outside of health care, retail stocks were also top contributors. Whole Foods Market, Inc., the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger, higher return-on-investment format with unique prepared food offerings that generate excitement and intense loyalty among its customers. With only 3% market share of total U.S. grocery sales, we believe Whole Foods Market, Inc. has tremendous growth potential over the next several years as the company penetrates new markets.(1)

Detractors included luxury hotel company Four Seasons Hotels, Inc., which reported a third-quarter loss. Company management blamed the miss on the impact of foreign exchange fluctuations, as well as the costs of implementing an employee incentive plan. While we were disappointed with their recent earnings performance, we remain constructive on the long-term impact of this incentive plan. We maintained our investment in the stock.(1)

Another detractor was Elan Corp. plc of Ireland, which faltered early in the year after its multiple sclerosis drug, Tysabri, was quickly withdrawn from the market after it allegedly contributed to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. We elected to liquidate the position as the investment thesis for Elan disappeared with its potential revenue stream. Also detracting from the Portfolio was McAfee, Inc., an anti-virus and security software vendor, which suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings. We opted to exit the position as these fears continue to proliferate.(1)

Going forward, we remain cautiously optimistic on the economic and market fronts. We believe that the economy will continue to grow, albeit at a potentially slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. Above all, we remain committed to our stock selection process, relying on hand-on research, rigorous financial analysis, and close monitoring of valuation and risk as we work to identify companies

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

that we believe will outperform regardless of the underlying economic climate.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
12/95                                                                       10000                              10000
                                                                             9826                              11020
12/96                                                                     10076.6                            12308.2
                                                                          10593.5                            14831.4
12/97                                                                     11339.3                            16400.6
                                                                          12246.4                            19305.1
12/98                                                                       12228                              21087
                                                                          11610.5                            23697.6
12/99                                                                     12931.8                            25524.7
                                                                          11867.5                            25414.9
12/00                                                                     9395.51                            23198.7
                                                                          7151.87                            21644.4
12/01                                                                     6405.93                            20443.1
                                                                          5405.96                            17754.9
12/02                                                                     4617.77                            15927.9
                                                                          5239.32                              17801
12/03                                                                     6071.85                            20496.1
                                                                          6282.55                            21201.2
12/04                                                                     6615.52                            22723.4
                                                                          6637.72                            22539.6
12/05                                                                     7494.06                            23838.1


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               96.8
Preferred Stocks (3)                             1.2
Short-Term Notes                                 1.8
Repurchase Agreements Less Net
  Liabilities                                    0.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                      % of Net Assets
 1.  Celgene Corp.                                4.1
 2.  Yahoo!, Inc.                                 3.4
 3.  Whole Foods Market, Inc.                     3.2
 4.  Roche Holding AG                             3.0
 5.  UnitedHealth Group, Inc.                     2.3
 6.  Teva Pharmaceutical Industries,
     Ltd. -- ADR                                  2.3
 7.  Neurocrine Biosciences, Inc.                 1.9
 8.  Varian Medical Systems, Inc.                 1.9
 9.  Adobe Systems, Inc.                          1.8
10.  Research In Motion Ltd.                      1.8

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                    % of Net Assets
      Health Care                              29.0
      Information Technology                   26.7
      Consumer Discretionary                   13.0
      Financials                               12.3
      Industrials                               6.3
      Consumer Staples                          5.8
      Energy                                    2.8
      Telecommunication Services                1.9
      Utilities                                 0.2
                                    ---------------
                                               98.0
                                    ===============

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.8%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.0%
AUTOMOBILES - 1.9%
Harley-Davidson, Inc. ...............     3,295   $   169,660
Thor Industries, Inc. ...............     3,645       146,055
                                                  -----------
                                                      315,715
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 2.6%
Four Seasons Hotels, Inc. ...........     5,715       284,321
Scientific Games Corp. -- Class A
  (a)................................     5,550       151,404
                                                  -----------
                                                      435,725
                                                  -----------
HOUSEHOLD DURABLES - 1.0%
Harman International Industries,
  Inc. ..............................       900        88,065
Pulte Homes, Inc. ...................     2,095        82,459
                                                  -----------
                                                      170,524
                                                  -----------
INTERNET & CATALOG RETAIL - 1.2%
Blue Nile, Inc. (a)..................       335        13,504
eBay, Inc. (a).......................     4,330       187,272
                                                  -----------
                                                      200,776
                                                  -----------
MEDIA - 0.7%
Dow Jones & Co., Inc. ...............     3,000       106,470
                                                  -----------
MULTILINE RETAIL - 1.1%
Nordstrom, Inc. .....................     4,580       171,292
                                                  -----------
SPECIALTY RETAIL - 1.7%
Tiffany & Co. .......................     5,050       193,365
Urban Outfitters, Inc. (a)...........     3,575        90,483
                                                  -----------
                                                      283,848
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.8%
Coach, Inc. (a)......................     3,210       107,022
Nike, Inc. Class B...................     2,500       216,975
Quiksilver, Inc. (a).................     9,985       138,192
                                                  -----------
                                                      462,189
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               2,146,539
                                                  -----------
CONSUMER STAPLES - 5.8%
FOOD & STAPLES RETAILING - 4.0%
Sysco Corp. .........................     4,610       143,141
Whole Foods Market, Inc. ............     6,780       524,704
                                                  -----------
                                                      667,845
                                                  -----------
HOUSEHOLD PRODUCTS - 1.8%
Reckitt Benckiser PLC (b)............     3,603       118,820
The Procter & Gamble Co. ............     3,105       179,717
                                                  -----------
                                                      298,537
                                                  -----------
TOTAL CONSUMER STAPLES...............                 966,382
                                                  -----------
ENERGY - 2.8%
ENERGY EQUIPMENT & SERVICES - 0.2%
Transocean, Inc. (a).................       375        26,134
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.8%                   SHARES       VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 2.6%
Apache Corp. ........................     2,500   $   171,300
EOG Resources, Inc. .................     1,765       129,498
Exxon Mobil Corp. ...................     2,445       137,335
                                                  -----------
                                                      438,133
                                                  -----------
TOTAL ENERGY.........................                 464,267
                                                  -----------
FINANCIALS - 12.3%
CAPITAL MARKETS - 2.6%
Merrill Lynch & Co., Inc. ...........     1,995       135,121
Mitsubishi UFJ Securities Co., Ltd.
  (b)................................    10,000       124,978
UBS AG (b)...........................     1,761       167,385
                                                  -----------
                                                      427,484
                                                  -----------
COMMERCIAL BANKS - 1.6%
Mizuho Financial Group, Inc. (b).....        34       269,863
                                                  -----------
CONSUMER FINANCE - 1.9%
American Express Co. ................     1,730        89,026
Credit Saison Co. Ltd. (b)...........     4,600       229,269
                                                  -----------
                                                      318,295
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
Chicago Mercantile Exchange Holdings,
  Inc. ..............................       295       108,410
Citigroup, Inc. .....................     4,250       206,252
Deutsche Boerse AG (b)...............     2,195       224,139
                                                  -----------
                                                      538,801
                                                  -----------
INSURANCE - 1.9%
American International Group,
  Inc. ..............................     1,980       135,096
MBIA, Inc. ..........................     3,090       185,894
                                                  -----------
                                                      320,990
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 1.0%
Fannie Mae...........................     3,470       169,371
                                                  -----------
TOTAL FINANCIALS.....................               2,044,804
                                                  -----------
HEALTH CARE - 29.0%
BIOTECHNOLOGY - 8.7%
Alexion Pharmaceuticals, Inc. (a)....     3,345        67,736
Celgene Corp. (a)....................    10,425       675,540
Genentech, Inc. (a)..................     2,605       240,963
Neurocrine Biosciences, Inc. (a).....     5,030       315,532
United Therapeutics Corp. (a)........     2,200       152,064
                                                  -----------
                                                    1,451,835
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 7.2%
Alcon, Inc. (a)......................     2,255       292,248
Dade Behring Holdings, Inc. .........     3,865       158,040
Intuitive Surgical, Inc. (a).........     1,965       230,435
Medtronic, Inc. .....................     3,460       199,192
Varian Medical Systems, Inc. (a).....     6,155       309,843
                                                  -----------
                                                    1,189,758
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.8%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 5.6%
Caremark Rx, Inc. (a)................     3,320   $   171,943
Coventry Health Care, Inc. (a).......     4,650       264,864
Manor Care, Inc. ....................     2,605       103,601
UnitedHealth Group, Inc. ............     6,225       386,821
                                                  -----------
                                                      927,229
                                                  -----------
PHARMACEUTICALS - 7.5%
Merck & Co., Inc. ...................     6,975       221,875
Roche Holding AG (b).................     3,359       503,649
Sanofi-Aventis (b)...................     1,614       141,302
Teva Pharmaceutical Industries,
  Ltd. -- ADR........................     8,835       379,993
                                                  -----------
                                                    1,246,819
                                                  -----------
TOTAL HEALTH CARE....................               4,815,641
                                                  -----------
INDUSTRIALS - 6.3%
AEROSPACE & DEFENSE - 1.3%
The Boeing Co. ......................     3,170       222,661
                                                  -----------
AIR FREIGHT & LOGISTICS - 2.5%
C.H. Robinson Worldwide, Inc. .......     4,710       174,411
United Parcel Service, Inc. Class
  B..................................     3,150       236,723
                                                  -----------
                                                      411,134
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
CoStar Group, Inc. (a)...............     2,440       105,335
Park 24 Co., Ltd (b).................     4,900       175,065
Stericycle, Inc. (a).................     2,300       135,424
                                                  -----------
                                                      415,824
                                                  -----------
TOTAL INDUSTRIALS....................               1,049,619
                                                  -----------
INFORMATION TECHNOLOGY - 25.5%
COMMUNICATIONS EQUIPMENT - 4.8%
Cisco Systems, Inc. (a)..............    13,880       237,626
Juniper Networks, Inc. (a)...........     6,555       146,176
QUALCOMM, Inc. ......................     2,515       108,346
Research In Motion Ltd. (a)..........     4,590       302,986
                                                  -----------
                                                      795,134
                                                  -----------
COMPUTERS & PERIPHERALS - 4.7%
Apple Computer, Inc. (a).............     2,590       186,195
EMC Corp. (a)........................    11,620       158,265
Hewlett-Packard Co. .................     5,225       149,592
Lenovo Group Ltd. (b)................   208,000        95,617
SanDisk Corp. (a)....................     2,965       186,261
                                                  -----------
                                                      775,930
                                                  -----------
INTERNET SOFTWARE & SERVICES - 4.6%
Google, Inc. Class A (a).............       465       192,910
Yahoo!, Inc. (a).....................    14,415       564,779
                                                  -----------
                                                      757,689
                                                  -----------
IT SERVICES - 0.7%
Ceridian Corp. (a)...................     4,825       119,901
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.8%                   SHARES       VALUE
-------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.3%
Cypress Semiconductor Corp. (a)......     5,370   $    76,523
KLA-Tencor Corp. ....................     2,840       140,097
                                                  -----------
                                                      216,620
                                                  -----------
SOFTWARE - 9.4%
Adobe Systems, Inc. .................     8,275       305,844
Citrix Systems, Inc. (a).............     3,285        94,542
Electronic Arts, Inc. (a)............     3,545       185,439
Mercury Interactive Corp. (a)........     3,870       107,547
Microsoft Corp. .....................     8,430       220,445
NAVTEQ Corp. (a).....................     4,990       218,911
Oracle Corp. (a).....................    10,855       132,540
SAP AG -- ADR........................     6,525       294,082
                                                  -----------
                                                    1,559,350
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               4,224,624
                                                  -----------
TELECOMMUNICATION SERVICES - 1.9%
WIRELESS TELECOMMUNICATION SERVICES -
  1.9%
China Mobile Hong Kong Ltd. -- ADR...       465        11,178
China Mobile Hong Kong Ltd. (b)......    28,000       132,702
Crown Castle International Corp.
  (a)................................     6,235       167,784
                                                  -----------
                                                      311,664
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 311,664
                                                  -----------
UTILITIES - 0.2%
MULTI-UTILITIES - 0.2%
Reliant Energy, Inc. (a).............     2,565        26,471
                                                  -----------
TOTAL UTILITIES......................                  26,471
                                                  -----------
TOTAL COMMON STOCKS
  (COST $13,344,983).................             $16,050,011
                                                  -----------

                                                     FAIR
PREFERRED STOCKS - 1.2%                 SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.2%
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.2%
Samsung Electronics Co. Ltd. (b).....       410   $   196,598
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $153,973)....................             $   196,598
                                                  -----------

                                         FACE        FAIR
SHORT-TERM NOTES - 1.8%                 AMOUNT       VALUE
-------------------------------------------------------------
Federal Home Loan Bank 2.650%
  01/03/2006.........................  $300,000   $   299,943
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $299,943)....................             $   299,943
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 0.3%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006..........  $ 47,000   $    47,000
                                                  -----------
Repurchase price $47,017
  Collateralized by:
    Freddie Mac Mortgage Back Series
    #2694 5.869% 10/15/33
    Fair Value: $15,793
    Fannie Mae Loan Pool
    #682317 4.500% 8/01/33
    Fair Value: $32,145
TOTAL REPURCHASE AGREEMENTS
  (COST $47,000).....................             $    47,000
                                                  -----------
TOTAL INVESTMENTS -- 100.1%
  (COST $13,845,899) (C).............             $16,593,552
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1)%...................                 (13,540)
                                                  -----------
TOTAL NET ASSETS -- 100.0%...........             $16,580,012
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing.
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $2,379,387 or 14.4% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $13,845,899)......................  $ 16,593,552
  Cash......................................           168
  Receivable for securities sold............         2,592
  Receivable for fund shares sold...........        26,964
  Dividends and accrued interest
    receivable..............................         7,486
  Prepaid expenses and other assets.........           468
                                              ------------
    Total assets............................    16,631,230
                                              ------------
Liabilities:
  Payable for securities purchased..........         1,108
  Payable for fund shares redeemed..........        23,770
  Payable for investment management
    services................................        11,372
  Accrued custody expense...................         3,594
  Accrued professional fees.................         7,521
  Accrued accounting fees...................         2,667
  Accrued printing and proxy fees...........         1,186
                                              ------------
    Total liabilities.......................        51,218
                                              ------------
Net assets..................................  $ 16,580,012
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,455,704
  Paid-in capital in excess of par value....    26,206,891
  Accumulated net realized losses on
    investments.............................   (14,830,236)
  Net unrealized appreciation on
    investments.............................     2,747,653
                                              ------------
Net assets..................................  $ 16,580,012
                                              ============
Shares outstanding..........................     2,455,704
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $       6.75
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $   17,858
  Dividends (net of withholding tax of
    $2,021)..................................      87,591
                                               ----------
    Total investment income..................     105,449
                                               ----------
Expenses:
  Management fees............................     124,965
  Custodian fees.............................       7,963
  Directors' fees............................       1,001
  Professional fees..........................       9,702
  Accounting fees............................      14,565
  Printing and proxy fees....................       1,993
  Other......................................         473
                                               ----------
    Total expenses...........................     160,662
                                               ----------
    Net investment loss......................     (55,213)
                                               ----------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments..............................   2,580,805
    Foreign currency related transactions....        (257)
  Change in unrealized
    appreciation/depreciation on
    investments..............................    (552,546)
                                               ----------
      Net realized/unrealized gains (losses)
         on investments and foreign
         currency............................   2,028,002
                                               ----------
      Change in net assets from operations...  $1,972,789
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income (loss)..............................  $   (55,213)    $     4,979
  Net realized gains (losses) on investments and foreign
    currency transactions...................................    2,580,548         834,288
  Change in unrealized appreciation/depreciation on
    investments.............................................     (552,546)        448,263
                                                              -----------     -----------
    Change in net assets from operations....................    1,972,789       1,287,530
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............       (3,726)             --
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    1,850,892       1,975,897
  Received from dividends reinvested........................        3,726              --
  Paid for shares redeemed..................................   (3,355,672)     (3,247,596)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (1,501,054)     (1,271,699)
                                                              -----------     -----------
      Change in net assets..................................      468,009          15,831
Net Assets:
  Beginning of year.........................................   16,112,003      16,096,172
                                                              -----------     -----------
  End of year...............................................  $16,580,012     $16,112,003
                                                              ===========     ===========
  Undistributed net investment income.......................  $        --     $     3,985
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005      2004       2003       2002        2001
                                                              ------     -----     ------     -------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $ 5.96     $5.47     $ 4.16     $  5.77     $ 8.57
Investment activities:
  Net investment income (loss)..............................   (0.02)       --      (0.01)      (0.01)      0.01
  Net realized and unrealized gains (losses) on
    investments.............................................    0.81      0.49       1.32       (1.60)     (2.74)
                                                              ------     -----     ------     -------     ------
      Total from investment activities......................    0.79      0.49       1.31       (1.61)     (2.73)
                                                              ------     -----     ------     -------     ------
Distributions:
  Distributions from net investment income..................      --(a)     --         --          --      (0.03)
  Return of capital distributions...........................      --        --         --          --      (0.04)
                                                              ------     -----     ------     -------     ------
      Total distributions...................................      --(a)     --         --          --      (0.07)
                                                              ------     -----     ------     -------     ------
Net asset value, end of year................................  $ 6.75     $5.96     $ 5.47     $  4.16     $ 5.77
                                                              ======     =====     ======     =======     ======
Total return................................................   13.28%     8.96%     31.49%     (27.90)%   (31.82)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 16.6     $16.1     $ 16.1     $  12.4     $ 17.1
  Ratios to average net assets:
    Expenses................................................    1.03%     0.95%      1.04%       1.06%      1.04%
    Net investment income (loss)............................   (0.35)%    0.03%     (0.12)%     (0.23)%     0.17%
  Portfolio turnover rate...................................     139%       87%        94%        108%       111%

--------------------------------------------------------------------------------

(a) Amount is less than $0.005

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 OBJECTIVE

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    6.48%
Five year                                  -5.86%
Since inception (1/3/97)                    3.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Small Cap Growth Portfolio returned 6.48% versus 4.15% for the current benchmark, the Russell 2000 Growth Index.

2005 was another positive year for the U.S. equity markets, with the most significant gains being posted in the fourth quarter. For the 10-month period ended October 31, 2005, the broad stock market was up 2.05% as measured by the Russell 3000 Index. During this time, large-cap stocks outperformed small-cap stocks by a fairly wide margin: the Russell 1000 Index returned 2.23% versus a 0.17% return for the Russell 2000 Index. Meanwhile, value stocks outperformed growth across all market capitalizations. Within small caps, the Russell 2000 Value Index returned 1.40% while the Russell 2000 Growth Index returned -1.28%.

The Ohio National Small Cap Growth Portfolio was sub-advised by UBS Global Asset Management (Americas), Inc. through November 1, 2005. During this period, the Portfolio posted solid performance in both absolute and relative terms, given a challenging market environment. During the period, the Portfolio was positively impacted by appropriate sector allocation as well as strong stock level work. Specifically, the majority of the positive contribution came from stock selection in three sectors; Energy, Health Care and Industrials. (1)

Within Energy we did particularly well in Quicksilver Resources, Inc., Patterson-UTI Energy, Inc. and TETRA Technologies, Inc. as oil and natural gas prices hit highs during the year. Our exposure in the space was twofold; first we owned companies with what we believed to be great organic growth prospects due to strong acreage portfolios. We also owned services companies that we believed would benefit from the fact that oil and gas are more difficult to locate and extract which creates pricing power for companies that specialize in rig development and maintenance. (1)

Within Health Care it was names such as VCA Antech, Inc., Advanced Neuromodulation Systems, Inc., and Pediatrix Medical Group, Inc. that were the largest positive contributors to performance. While strong execution bolstered both VCA Antech, Inc. and Pediatrix Medical Group, Inc., part of Advanced Neuromodulation Systems Inc.'s appreciation was due to the acquisition of the company by St. Jude Medical Inc. In Industrials, Labor Ready, Inc. and Middleby Corp. performed particularly well. (1)

Effective November 2, 2005, Janus Capital Management LLC was appointed as sub-advisor for the Portfolio. During this period, stragglers included Jarden Corp., a consumer goods manufacturer that owns multiple product lines including Sunbeam home appliances and Coleman outdoor equipment. The stock slumped in the face of rising costs of raw materials such as plastics, an essential component for many of its products and challenges integrating a recent acquisition. We continue to believe in its prospects going forward as the management's track record is one we are comfortable betting on. (1)

Film distributor Lions Gate Entertainment Corp. slumped as feature film In the Mix flopped at the box office. Following an impressive run of successes, management overestimated potential box office appeal for the romance film starring R&B artist Usher, as it performed poorly, prompting a selloff. The movie business thrives on opening weekend sales figures, and Lions Gate Entertainment Corp. has repeatedly mastered the equation by matching low-budget films with smart promotion plans. Understanding that occasional misses will occur, we're continuing to stand by the stock. (1)

Meanwhile, laboratory services firm SeraCare Life Sciences, Inc. dropped as a recently hired audit firm expressed concerns over the company's revenue recognition practices.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

We discussed the matter with management and found that due to differing client requirements, there are a myriad of ways the customers accepted products from the company. We have determined that this is not a flaw in SeraCare Life Sciences, Inc.'s fundamentals, and we're confident that it will prove to be short-lived and we padded our stake as a result. (1)

Finally, FoxHollow Technologies, Inc. developed a catheter device - the Silver Hawk - that treats peripheral artery disease, which affects blood flow through the legs. While conducting ongoing studies into the effectiveness of its device, the company continued aggressive marketing efforts, which resulted in near-term pressure on earnings. In turn, the CEO Robert Thomas, stepped aside. We continue to believe in the firm and decided to increase our stake on weakness, though we are watching new developments closely. (1)

Customer service technology developer LivePerson, Inc. added to gains as market acceptance accelerated for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson, Inc. made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point. (1)

Strong performers within the IT group were Anteon International Corp., an integrator of secure networks that was acquired by defense contractor General Dynamics, and F5 Networks, a developer of Internet traffic management systems. We liquidated the stock as it approached our price target. (1)

Despite Health Care's negative relative impact on the Portfolio, Centene Corp., which provides health maintenance organization services to Medicaid recipients in 10 states, bolstered performance. The stock recently sagged in sympathy with competitor Amerigroup, which struggled to control costs. However, given Centene Corp.'s track record of solid performance, we maintained our position and in turn, have been rewarded. (1)

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 SMALL CAP GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                    RUSSELL 2000 GROWTH INDEX
                                                              --------------------------------      -------------------------
1/3/97                                                                      10000                              10000
                                                                            10080                              10523
12/97                                                                     9691.92                            11295.4
                                                                          11069.1                            11912.1
12/98                                                                     10546.7                            11435.6
                                                                          12823.7                            12901.7
12/99                                                                     21615.6                            16364.5
                                                                          26319.2                            16565.8
12/00                                                                     17968.1                            12694.3
                                                                          13174.2                            12713.4
12/01                                                                       10870                            11534.9
                                                                          8955.84                            9533.56
12/02                                                                     7704.71                            8043.47
                                                                          8925.13                            9598.27
12/03                                                                     11198.4                              11947
                                                                          11182.7                            12624.4
12/04                                                                     12479.9                            13654.5
                                                                          12556.2                            13165.7
12/05                                                                     13288.5                            14222.9

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.1
Short-Term Notes                                 1.2
Repurchase Agreements
  Less Net Liabilities                          (0.3)
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  Euronet Worldwide, Inc.                     2.8
 2.  VCA Antech, Inc.                            2.3
 3.  TETRA Technologies, Inc.                    2.3
 4.  Pediatrix Medical Group,
     Inc.                                        2.1
 5.  Microsemi Corp.                             2.0
 6.  Carter's, Inc.                              2.0
 7.  CoStar Group, Inc.                          2.0
 8.  World Fuel Services Corp.                   2.0
 9.  Jarden Corp.                                1.9
10.  Ultimate Software Group,
     Inc.                                        1.7

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Health Care                                                               30.5
      Information Technology                                                    24.6
      Consumer Discretionary                                                    22.1
      Industrials                                                                9.9
      Energy                                                                     5.6
      Financials                                                                 3.6
      Consumer Staples                                                           1.3
      Telecommunication Services                                                 0.9
      Materials                                                                  0.6
                                                                     ---------------
                                                                                99.1
                                                                     ===============

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 22.1%
HOTELS, RESTAURANTS & LEISURE - 7.5%
California Pizza Kitchen, Inc. (a)...   7,600    $   242,972
Century Casinos, Inc. (a)............  22,325        191,995
CKE Restaurants, Inc. ...............  14,700        198,597
Four Seasons Hotels, Inc. ...........   1,615         80,346
Mikohn Gaming Corp. (a)..............  16,275        160,634
OneTravel Holdings, Inc. (a).........  29,585         60,057
Orient-Express Hotels Ltd. ..........   5,355        168,790
WMS Industries, Inc. (a).............   7,375        185,039
                                                 -----------
                                                   1,288,430
                                                 -----------
HOUSEHOLD DURABLES - 2.5%
Directed Electronics, Inc. (a).......   7,205        103,392
Jarden Corp. (a).....................  10,860        327,429
                                                 -----------
                                                     430,821
                                                 -----------
INTERNET & CATALOG RETAIL - 2.6%
GSI Commerce, Inc. (a)...............  10,420        157,238
ValueVision Media, Inc. (a)..........  22,260        280,476
                                                 -----------
                                                     437,714
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS - 2.3%
Marvel Entertainment, Inc. (a).......  12,805        209,746
Polaris Industries, Inc. ............   3,675        184,485
                                                 -----------
                                                     394,231
                                                 -----------
MEDIA - 2.5%
Genius Products, Inc. (a)............  79,495        160,580
Lions Gate Entertainment Corp. (a)...  35,035        269,068
                                                 -----------
                                                     429,648
                                                 -----------
SPECIALTY RETAIL - 1.3%
Volcom, Inc. (a).....................   6,725        228,717
                                                 -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.4%
Carter's, Inc. (a)...................   5,805        341,624
Quiksilver, Inc. (a).................  14,130        195,559
Under Armour, Inc. (a)...............     895         34,288
                                                 -----------
                                                     571,471
                                                 -----------
TOTAL CONSUMER DISCRETIONARY.........              3,781,032
                                                 -----------
CONSUMER STAPLES - 1.3%
HOUSEHOLD PRODUCTS - 1.3%
Central Garden and Pet Co. (a).......   5,000        229,700
                                                 -----------
TOTAL CONSUMER STAPLES...............                229,700
                                                 -----------
ENERGY - 5.6%
ENERGY EQUIPMENT & SERVICES - 2.6%
Basic Energy Services, Inc. (a)......   3,005         59,950
TETRA Technologies, Inc. (a).........  12,700        387,604
                                                 -----------
                                                     447,554
                                                 -----------
OIL, GAS & CONSUMABLE FUELS - 3.0%
Carrizo Oil & Gas, Inc. (a)..........   3,465         85,620
Gasco Energy, Inc. (a)...............  13,375         87,338
World Fuel Services Corp. ...........  10,015        337,706
                                                 -----------
                                                     510,664
                                                 -----------
TOTAL ENERGY.........................                958,218
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
FINANCIALS - 3.6%
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Intercontinental Exchange, Inc.
  (a)................................   2,430    $    88,331
International Securities Exchange
  Inc. (a)...........................   8,960        246,579
                                                 -----------
                                                     334,910
                                                 -----------
REAL ESTATE - 1.7%
Ventas, Inc. ........................   8,900        284,978
                                                 -----------
TOTAL FINANCIALS.....................                619,888
                                                 -----------
HEALTH CARE - 30.5%
BIOTECHNOLOGY - 6.1%
Alexion Pharmaceuticals, Inc. (a)....  12,195        246,949
Charles River Laboratories
  International, Inc. (a)............   1,964         83,215
Cubist Pharmaceuticals, Inc. (a).....  11,460        243,525
Neurocrine Biosciences, Inc. (a).....   3,050        191,326
SeraCare Life Sciences, Inc. (a).....  12,150        109,958
United Therapeutics Corp. (a)........   2,485        171,763
                                                 -----------
                                                   1,046,736
                                                 -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 6.0%
ArthroCare Corp. (a).................   5,800        244,412
Aspect Medical Systems, Inc. (a).....   4,900        168,315
DexCom, Inc. (a).....................   3,345         49,907
FoxHollow Technologies, Inc. (a).....   3,880        115,585
I-Flow Corp. (a).....................  13,785        201,537
Viasys Healthcare, Inc. (a)..........   9,800        251,860
                                                 -----------
                                                   1,031,616
                                                 -----------
HEALTH CARE PROVIDERS &
  SERVICES - 16.9%
Centene Corp. (a)....................  10,750        282,618
DrugMax, Inc. (a)....................  87,165        104,598
HealthExtras, Inc. (a)...............   7,490        187,999
Hythiam, Inc. (a)....................  20,000        123,000
Omnicell, Inc. (a)...................  17,545        209,663
Pediatrix Medical Group, Inc. (a)....   4,135        366,237
PRA International (a)................   6,525        183,679
PSS World Medical, Inc. (a)..........  12,160        180,454
Psychiatric Solutions, Inc. (a)......   3,010        176,807
Radiation Therapy Services, Inc.
  (a)................................   4,825        170,371
The Advisory Board Co. (a)...........   5,535        263,853
United Surgical Partners
  International, Inc. (a)............   7,500        241,125
VCA Antech, Inc. (a).................  14,000        394,800
                                                 -----------
                                                   2,885,204
                                                 -----------
PHARMACEUTICALS - 1.5%
Adams Respiratory Therapeutics Inc.
  (a)................................   2,415         98,194
MGI Pharma, Inc. (a).................   8,670        148,777
                                                 -----------
                                                     246,971
                                                 -----------
TOTAL HEALTH CARE....................              5,210,527
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
INDUSTRIALS - 9.9%
AIR FREIGHT & LOGISTICS - 2.8%
Hub Group, Inc. Class A (a)..........   7,600    $   268,660
Pacer International, Inc. ...........   8,035        209,392
                                                 -----------
                                                     478,052
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES - 4.8%
Barrett Business Services, Inc.
  (a)................................   4,670        116,703
CoStar Group, Inc. (a)...............   7,886        340,439
CRA International, Inc. (a)..........   4,900        233,681
On Assignment, Inc. (a)..............   8,925         97,372
Resources Connection, Inc. (a).......   1,500         39,090
                                                 -----------
                                                     827,285
                                                 -----------
ELECTRICAL EQUIPMENT - 1.2%
The Genlyte Group, Inc. (a)..........   3,700        198,209
                                                 -----------
MACHINERY - 0.6%
Ceradyne, Inc. (a)...................   2,225         97,455
                                                 -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.5%
Beacon Roofing Supply, Inc. (a)......   3,100         89,063
                                                 -----------
TOTAL INDUSTRIALS....................              1,690,064
                                                 -----------
INFORMATION TECHNOLOGY - 24.6%
COMMUNICATIONS EQUIPMENT - 1.8%
Ixia (a).............................   6,945        102,647
NICE Systems, Ltd. -- ADR (a)........   4,400        211,904
                                                 -----------
                                                     314,551
                                                 -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 4.6%
Cognex Corp. ........................   7,400        222,666
Optimal Group, Inc. (a)..............  11,625        235,523
RadiSys Corporation (a)..............   6,400        110,976
Sunpower Corp. (a)...................     575         19,544
Trimble Navigation Ltd. (a)..........   5,745        203,890
                                                 -----------
                                                     792,599
                                                 -----------
INTERNET SOFTWARE & SERVICES - 5.2%
Dealertrack Holdings, Inc. (a).......   3,920         82,242
Equinix, Inc. (a)....................   6,100        248,636
LivePerson, Inc. (a).................  37,185        208,608
ValueClick, Inc. (a).................  12,395        224,473
Vocus, Inc. (a)......................   3,010         31,364
Workstream, Inc. (a).................  53,450         88,139
                                                 -----------
                                                     883,462
                                                 -----------
IT SERVICES - 4.8%
Euronet Worldwide, Inc. (a)..........  17,110        475,658
Infocrossing, Inc. (a)...............  28,100        241,941
TechTeam Global, Inc. (a)............   9,380         94,175
                                                 -----------
                                                     811,774
                                                 -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 3.2%
Microsemi Corp. (a)..................  12,435        343,952
Rudolph Technologies, Inc. (a).......   4,700         60,536
Silicon Image, Inc. (a)..............  15,800        142,990
                                                 -----------
                                                     547,478
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
SOFTWARE - 5.0%
Quest Software, Inc. (a).............   8,930    $   130,289
RSA Security, Inc. (a)...............   8,900         99,947
Secure Computing Corp. (a)...........  11,000        134,860
Ultimate Software Group, Inc. (a)....  14,995        285,955
Verint Systems, Inc. (a).............   5,800        199,926
                                                 -----------
                                                     850,977
                                                 -----------
TOTAL INFORMATION TECHNOLOGY.........              4,200,841
                                                 -----------
MATERIALS - 0.6%
METALS & MINING - 0.6%
Birch Mountain Resources Ltd. (a)....  13,395         96,042
                                                 -----------
TOTAL MATERIALS......................                 96,042
                                                 -----------
TELECOMMUNICATION SERVICES - 0.9%
WIRELESS TELECOMMUNICATION SERVICES -
  0.9%
UbiquiTel, Inc. (a)..................  16,030        158,537
                                                 -----------
TOTAL TELECOMMUNICATION SERVICES.....                158,537
                                                 -----------
TOTAL COMMON STOCKS (COST
  $15,168,580).......................            $16,944,849
                                                 -----------

                                         FACE        FAIR
SHORT-TERM NOTES - 1.2%                 AMOUNT       VALUE
-------------------------------------------------------------
Federal Home Loan Bank
  3.090% 01/03/2006..................  $200,000   $   199,962
                                                  -----------
TOTAL SHORT-TERM NOTES (COST
  $199,962)..........................             $   199,962
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 0.0%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006..........  $  3,000   $     3,000
                                                  -----------
  Repurchase price $3,001
  Collateralized by:
    Freddie Mac Mortgage Back Series
    #2694 5.869% 10/15/33
    Fair Value: $1,008
    Fannie Mae Loan Pool
    #682317 4.500% 8/01/33
    Fair Value: $2,052
TOTAL REPURCHASE AGREEMENTS
  (COST $3,000)......................             $     3,000
                                                  -----------
TOTAL INVESTMENTS -- (100.3)% (COST
  $15,371,542) (B)...................             $17,147,811
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3)%...................                 (54,804)
                                                  -----------
TOTAL NET ASSETS -- 100.0%...........             $17,093,007
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities,
    at fair value (Cost $15,371,542)........  $ 17,147,811
  Cash......................................           454
  Receivable for fund shares sold...........           287
  Dividends and accrued interest
    receivable..............................         6,055
  Prepaid expenses and other assets.........           505
                                              ------------
    Total assets............................    17,155,112
                                              ------------
Liabilities:
  Payable for securities purchased..........        14,053
  Payable for fund shares redeemed..........        21,639
  Payable for investment management
    services................................        13,994
  Accrued custody expense...................           143
  Accrued professional fees.................         7,521
  Accrued accounting fees...................         2,234
  Accrued printing and proxy fees...........         1,311
  Other accrued expenses....................         1,210
                                              ------------
    Total liabilities.......................        62,105
                                              ------------
Net assets..................................  $ 17,093,007
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,961,560
  Paid-in capital in excess of par value....    30,568,433
  Accumulated net realized losses on
    investments.............................   (17,222,748)
  Net unrealized appreciation on
    investments.............................     1,776,269
  Undistributed net investment income.......         9,493
                                              ------------
Net assets..................................  $ 17,093,007
                                              ============
Shares outstanding..........................     1,961,560
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $       8.71
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $     8,717
  Dividends (net of withholding tax of
    $11).....................................       50,449
                                               -----------
    Total investment income..................       59,166
                                               -----------
Expenses:
  Management fees............................      162,765
  Custodian fees.............................        2,039
  Directors' fees............................        1,099
  Professional fees..........................        9,765
  Accounting fees............................       12,186
  Printing and proxy fees....................        1,991
  Other......................................          557
                                               -----------
    Total expenses...........................      190,402
                                               -----------
    Net investment loss......................     (131,236)
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    4,552,080
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (3,367,428)
                                               -----------
      Net realized/unrealized gains (losses)
         on investments......................    1,184,652
                                               -----------
      Change in net assets from operations...  $ 1,053,416
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment loss.......................................  $  (131,236)    $  (118,876)
  Net realized gains (losses) on investments................    4,552,080       1,052,865
  Change in unrealized appreciation/depreciation on
    investments.............................................   (3,367,428)        886,571
                                                              -----------     -----------
    Change in net assets from operations....................    1,053,416       1,820,560
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    2,066,017       2,363,940
  Paid for shares redeemed..................................   (4,178,226)     (4,171,337)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (2,112,209)     (1,807,397)
                                                              -----------     -----------
      Change in net assets..................................   (1,058,793)         13,163
Net Assets:
  Beginning of year.........................................   18,151,800      18,138,637
                                                              -----------     -----------
  End of year...............................................  $17,093,007     $18,151,800
                                                              ===========     ===========
  Undistributed net investment income.......................  $     9,493     $     6,370
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $ 8.18     $ 7.34     $ 5.05     $ 7.12     $11.90
Investment activities:
  Net investment loss.......................................   (0.07)     (0.05)     (0.04)     (0.05)     (0.08)
  Net realized and unrealized gains (losses) on
    investments.............................................    0.60       0.89       2.33      (2.02)     (4.63)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.53       0.84       2.29      (2.07)     (4.71)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions of net realized capital gains...............      --         --         --         --      (0.04)
  Return of capital distributions...........................      --         --         --         --      (0.03)
                                                              ------     ------     ------     ------     ------
      Total distributions...................................      --         --         --         --      (0.07)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 8.71     $ 8.18     $ 7.34     $ 5.05     $ 7.12
                                                              ======     ======     ======     ======     ======
Total return................................................    6.48%     11.44%     45.35%    (29.07)%   (39.50)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 17.1     $ 18.2     $ 18.1     $ 12.5     $ 18.9
  Ratios to average net assets:
    Expenses................................................    1.11%      1.11%      1.19%      1.21%      1.18%
    Net investment loss.....................................   (0.77)%    (0.69)%    (0.72)%    (0.80)%    (0.88)%
  Portfolio turnover rate...................................      93%        38%        40%       285%       208%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 OBJECTIVE

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     9.92%
Five year                                    3.44%
Since inception (1/3/97)                    11.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Mid Cap Opportunity Portfolio returned 9.92% versus 12.10% for the current benchmark, the Russell MidCap Growth Index.

In 2005, mid-cap stocks were the best performing segment of the U.S. market. Poor performance in the Health Care and Financials sectors of the Portfolio caused us to under-perform our benchmark. Throughout the year, our Energy and Information Technology stocks added positive performance. Although we underperformed the Russell MidCap Growth Index, we did much better than most market indexes for 2005: the S&P 500 was up 4.91%, the NASDAQ composite was up 1.90%, and the Dow Jones Industrial Average Index was up 1.72% for the year.(1)

Throughout 2005 the United States economic activity was quite strong, and GDP grew over 3.5% for the past four quarters. The Portfolio was positioned to benefit from that growth.(1)

Energy stocks did well in 2005 as crude oil prices climbed over 40% and natural gas prices were up about 80% last year. Our overweight in Energy stocks was a major contributor to performance. We believe the energy cycle will continue to gradually mature and see further opportunities in 2006. The major risk to our thesis is commodity prices. We believe that declines in hydrocarbon prices affect energy stocks negatively. This was borne out in the fourth quarter, as oil prices declined some $10 from $68 per barrel to about $58 at year-end.(1)

Our returns in Financials were marred by our investment in Refco Inc. This financial services company provides execution and clearing services for exchange-traded derivatives and is also a prime broker. In early October it was alleged that the CEO may have misappropriated customer loans and funds. After we took our losses and sold the entire position, customer defections, legal and regulatory issues forced the company to declare Chapter 11. The decline in Refco Inc. overshadowed good relative returns from E*Trade Financial Corp. and T. Rowe Price Group, Inc.(1)

Our retail exposure produced mixed results late in the year. Classic growth stocks Bed Bath & Beyond, Inc., and new concept retailer Urban Outfitters, Inc. declined in the quarter, less from fundamental disappointment than from a general malaise about retail stocks in general. Abercrombie & Fitch Co. is a position we established in late summer when investors grew concerned over perceived denim inventory glut and the departure of a senior manager. We viewed it as an opportunity to buy a great growth retailer at an attractive valuation. Abercrombie & Fitch Co. has posted powerful same-store sales growth through the back-to-school and holiday season, driving the stock higher and proving the bears wrong.(1)

We are mindful of a number of risks to the market as a whole. There are no conclusive signs yet, but consumer spending may begin to lag due to rising interest rates, high energy prices and higher credit card payments. The housing and auto outlooks have also deteriorated. We will continue to monitor stock movements and sector rotation, keeping in mind that the stock market is a leading economic indicator and typically turns down six to nine months before the economy. A focus on the most fundamentally outstanding stocks combined with patient outlook are necessary for success in the current market environment.

We continue to believe that the bull market that began in March 2003 is still in effect. At this part of the economic cycle we have yet to see the much predicted "soft spot." The Fed again raised rates twice in the fourth quarter, and since June 2004. The "Fed Funds" rate has been steadily increased from 1% to 4.25% in an effort to keep the economy from overheating. A pause or halt to rate hikes would be good for equities.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

Valuations continue to lead us to believe that the risk-reward ratio is still very positive for equities. Equities move with direction of earnings which remain positive. We expect profit growth for many mid-cap companies to come in better than most analysts expect. Mid-cap earnings momentum has not faded much over the past four quarters.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               MID CAP OPPORTUNITY PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                      10000                              10000
                                                                            11334                              11054
12/97                                                                     13657.5                            12254.5
                                                                          14452.3                            13709.1
12/98                                                                     14625.8                            14443.9
                                                                          17752.8                            16493.5
12/99                                                                     23730.1                            21852.2
                                                                          23891.5                            24507.2
12/00                                                                     21762.7                            19284.7
                                                                          21401.5                            16785.4
12/01                                                                     18940.3                              15399
                                                                          15654.2                            12365.4
12/02                                                                     14087.2                            11179.5
                                                                          16769.4                            13274.6
12/03                                                                     20614.6                            15954.7
                                                                          21694.8                            16902.4
12/04                                                                     23410.9                            18425.3
                                                                          23322.1                            18738.6
12/05                                                                       25734                              20654

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               96.3
Repurchase Agreements
  and Other Net Assets                           3.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  Walter Industries, Inc.                     1.8
 2.  Avid Technology, Inc.                       1.8
 3.  Cimarex Energy Co.                          1.7
 4.  NeuStar, Inc.                               1.5
 5.  Advanced Micro Devices, Inc.                1.5
 6.  BJ Services Co.                             1.5
 7.  JetBlue Airways Corp.                       1.5
 8.  AMERIGROUP Corp.                            1.5
 9.  Scientific Games
     Corp. - Class A                             1.5
10.  SanDisk Corp.                               1.4

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Information Technology                   24.7
      Health Care                              18.9
      Consumer Discretionary                   13.7
      Industrials                              12.1
      Energy                                   11.2
      Financials                                9.0
      Telecommunication Services                3.7
      Materials                                 2.1
      Consumer Staples                          0.9
                                    ---------------
                                               96.3
                                    ===============

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.3%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.7%
AUTO COMPONENTS - 1.1%
Johnson Controls, Inc. ............      13,200   $   962,412
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -4.0%
Harrah's Entertainment, Inc. ......      16,000     1,140,640
International Game Technology......      38,000     1,169,640
Scientific Games Corp. - Class A
  (a)..............................      48,000     1,309,440
                                                  -----------
                                                    3,619,720
                                                  -----------
MEDIA - 1.1%
Gemstar-TV Guide International,
  Inc. (a).........................     380,000       991,800
                                                  -----------
SPECIALTY RETAIL - 4.7%
Abercrombie & Fitch Co. - Class
  A................................      16,000     1,042,880
AnnTaylor Stores Corp. (a).........      25,000       863,000
Bed Bath & Beyond, Inc. (a)........      29,200     1,055,580
Urban Outfitters, Inc. (a).........      50,000     1,265,500
                                                  -----------
                                                    4,226,960
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 2.8%
Coach, Inc. (a)....................      26,900       896,846
Jones Apparel Group, Inc. .........      20,000       614,400
Polo Ralph Lauren Corp. ...........      18,600     1,044,204
                                                  -----------
                                                    2,555,450
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                12,356,342
                                                  -----------
CONSUMER STAPLES - 0.9%
PERSONAL PRODUCTS - 0.9%
Herbalife Ltd. (a).................      25,200       819,504
                                                  -----------
TOTAL CONSUMER STAPLES.............                   819,504
                                                  -----------
ENERGY - 11.2%
ENERGY EQUIPMENT & SERVICES - 5.9%
BJ Services Co. ...................      37,400     1,371,458
Hanover Compressor Co. (a).........      65,000       917,150
Nabors Industries Ltd. (a).........      13,000       984,750
Pride International, Inc. (a)......      35,300     1,085,475
Tidewater, Inc. ...................      21,500       955,890
                                                  -----------
                                                    5,314,723
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 5.3%
Cimarex Energy Co. ................      34,900     1,501,049
EOG Resources, Inc. ...............      12,000       880,440
International Coal Group Inc (a)...      93,500       888,250
Peabody Energy Corp. ..............       4,500       370,890
Southwestern Energy Co. (a)........      31,000     1,114,140
                                                  -----------
                                                    4,754,769
                                                  -----------
TOTAL ENERGY.......................                10,069,492
                                                  -----------
FINANCIALS - 9.0%
CAPITAL MARKETS - 3.5%
Affiliated Managers Group, Inc.
  (a)..............................      12,000       963,000
E*TRADE Financial Corp. (a)........      60,000     1,251,600
T. Rowe Price Group, Inc. .........      12,300       885,969
                                                  -----------
                                                    3,100,569
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.3%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 2.0%
SVB Financial Group (a)............      19,000   $   889,960
Zions Bancorporation...............      12,500       944,500
                                                  -----------
                                                    1,834,460
                                                  -----------
INSURANCE - 3.5%
Assurant, Inc. ....................      18,910       822,396
Genworth Financial, Inc. ..........      34,530     1,194,047
Loews Corp. - Carolina Group.......      26,200     1,152,538
                                                  -----------
                                                    3,168,981
                                                  -----------
TOTAL FINANCIALS...................                 8,104,010
                                                  -----------
HEALTH CARE - 18.9%
BIOTECHNOLOGY - 2.8%
Cephalon, Inc. (a).................      10,500       679,770
Genzyme Corp. (a)..................      12,700       898,906
MedImmune, Inc. (a)................      26,000       910,520
                                                  -----------
                                                    2,489,196
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 6.3%
Advanced Medical Optics, Inc.
  (a)..............................      30,000     1,254,000
C.R. Bard, Inc. ...................      13,510       890,579
CYTYC Corp. (a)....................      24,000       677,520
ResMed, Inc. (a)...................      25,000       957,750
St Jude Medical, Inc. (a)..........      18,000       903,600
Thermo Electron Corp. (a)..........      33,000       994,290
                                                  -----------
                                                    5,677,739
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 7.5%
AMERIGROUP Corp. (a)...............      67,500     1,313,550
CIGNA Corp. .......................       8,500       949,450
Covance, Inc. (a)..................      20,000       971,000
Emdeon Corp. (a)...................      49,201       416,241
Medco Health Solutions, Inc. (a)...      23,000     1,283,400
Pharmaceutical Product Development,
  Inc. ............................      16,000       991,200
Quest Diagnostics, Inc. ...........      15,700       808,236
                                                  -----------
                                                    6,733,077
                                                  -----------
PHARMACEUTICALS - 2.3%
Shire Pharmaceuticals plc - ADR....      30,900     1,198,611
Teva Pharmaceutical Industries,
  Ltd. - ADR.......................      21,000       903,210
                                                  -----------
                                                    2,101,821
                                                  -----------
TOTAL HEALTH CARE..................                17,001,833
                                                  -----------
INDUSTRIALS - 12.1%
AEROSPACE & DEFENSE - 0.9%
Armor Holdings, Inc. (a)...........      19,600       835,940
                                                  -----------
AIR FREIGHT & LOGISTICS - 1.0%
UTi Worldwide, Inc. ...............      10,000       928,400
                                                  -----------
AIRLINES - 1.5%
JetBlue Airways Corp. (a)..........      88,350     1,358,823
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.3%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES &
  SUPPLIES - 3.2%
Monster Worldwide, Inc. (a)........      24,000   $   979,680
Steelcase, Inc. Class A............      52,000       823,160
West Corp. (a).....................      25,000     1,053,750
                                                  -----------
                                                    2,856,590
                                                  -----------
CONSTRUCTION & ENGINEERING - 2.6%
Chicago Bridge & Iron Co.
  NV - ADR.........................      45,000     1,134,450
McDermott International, Inc.
  (a)..............................      26,200     1,168,782
                                                  -----------
                                                    2,303,232
                                                  -----------
INDUSTRIAL CONGLOMERATES - 1.8%
Walter Industries, Inc. ...........      32,500     1,615,900
                                                  -----------
MACHINERY - 1.1%
PACCAR, Inc. ......................      14,000       969,220
                                                  -----------
TOTAL INDUSTRIALS..................                10,868,105
                                                  -----------
INFORMATION TECHNOLOGY - 24.7%
COMMUNICATIONS EQUIPMENT - 4.5%
ADC Telecommunications Inc. (a)....      47,500     1,061,150
Comverse Technology, Inc. (a)......      36,500       970,535
Foundry Networks, Inc. (a).........      70,200       969,462
Tellabs, Inc. (a)..................      95,400     1,039,860
                                                  -----------
                                                    4,041,007
                                                  -----------
COMPUTERS & PERIPHERALS - 4.5%
Avid Technology, Inc. (a)..........      29,100     1,593,516
M-Systems Flash Disk Pioneers Ltd.
  (a)..............................      33,900     1,122,768
SanDisk Corp. (a)..................      20,700     1,300,374
                                                  -----------
                                                    4,016,658
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.7%
Cogent, Inc. (a)...................      26,600       603,288
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.3%
Openwave Systems, Inc. (a).........      50,000       873,500
Yahoo!, Inc. (a)...................      31,000     1,214,580
                                                  -----------
                                                    2,088,080
                                                  -----------
IT SERVICES - 1.0%
Paychex, Inc. .....................      23,500       895,820
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 10.7%
Advanced Micro Devices, Inc. (a)...      45,000     1,377,000
Analog Devices, Inc. ..............      24,500       878,815
Broadcom Corp. Class A (a).........      20,000       943,000
Cypress Semiconductor Corp. (a)....      90,700     1,292,475
KLA-Tencor Corp. ..................      12,830       632,904
Lam Research Corp. (a).............      29,400     1,048,992
Linear Technology Corp. ...........      18,000       649,260
Marvell Technology Group Ltd.
  (a)..............................      18,700     1,048,883
Maxim Integrated Products, Inc. ...      27,000       978,480
Microsemi Corp. (a)................      28,000       774,480
                                                  -----------
                                                    9,624,289
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.3%                  SHARES        VALUE
-------------------------------------------------------------
SOFTWARE - 1.0%
McAfee, Inc. (a)...................      34,000   $   922,420
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                22,191,562
                                                  -----------
MATERIALS - 2.1%
CONSTRUCTION MATERIALS - 1.0%
Vulcan Materials Co. ..............      14,000       948,500
                                                  -----------
METALS & MINING - 1.1%
Cameco Corp. ......................      15,000       950,850
                                                  -----------
TOTAL MATERIALS....................                 1,899,350
                                                  -----------
TELECOMMUNICATION SERVICES - 3.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.5%
NeuStar, Inc. Class A (a)..........      45,400     1,384,246
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.2%
American Tower Corp. - Class A
  (a)..............................      36,000       975,600
Nextel Partners, Inc. Class A
  (a)..............................      34,300       958,342
                                                  -----------
                                                    1,933,942
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 3,318,188
                                                  -----------
TOTAL COMMON STOCKS
  (COST $74,641,087)...............               $86,628,386
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.7%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $2,470,000   $ 2,470,000
                                                  -----------
 Repurchase price $2,470,892
 Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $829,960
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $1,689,328
TOTAL REPURCHASE AGREEMENTS
  (COST $2,470,000)................               $ 2,470,000
                                                  -----------
TOTAL INVESTMENTS - 99.0%
  (COST $77,111,087) (B)...........               $89,098,386
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.0%...............                   891,798
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $89,990,184
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

Abbreviations:
    ADR: American Depository Receipts
Footnotes:
      (a) Non-Income Producing.
      (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $77,111,087)......................  $89,098,386
  Cash......................................        1,058
  Receivable for securities sold............       78,506
  Receivable for fund shares sold...........        3,835
  Other receivables.........................    1,154,551
  Dividends and accrued interest
    receivable..............................       55,000
  Prepaid expenses and other assets.........        2,595
                                              -----------
    Total assets............................   90,393,931
                                              -----------
Liabilities:
  Payable for securities purchased..........      237,179
  Payable for fund shares redeemed..........       79,542
  Payable for investment management
    services................................       65,653
  Accrued custody expense...................          732
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        6,111
  Accrued printing and proxy fees...........        7,009
                                              -----------
    Total liabilities.......................      403,747
                                              -----------
Net assets..................................  $89,990,184
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,171,112
  Paid-in capital in excess of par value....   78,480,722
  Accumulated net realized losses on
    investments.............................   (5,648,949)
  Net unrealized appreciation on
    investments.............................   11,987,299
                                              -----------
Net assets..................................  $89,990,184
                                              ===========
Shares outstanding..........................    5,171,112
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     17.40
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest..................................  $    53,023
  Dividends (net of withholding tax of
    $902)...................................      437,120
  Other.....................................          644
                                              -----------
    Total investment income.................      490,787
                                              -----------
Expenses:
  Management fees...........................      761,562
  Custodian fees............................        8,492
  Directors' fees...........................        5,739
  Professional fees.........................       12,341
  Accounting fees...........................       44,064
  Printing and proxy fees...................       12,124
  Other.....................................        2,657
                                              -----------
    Total expenses..........................      846,979
                                              -----------
    Net investment loss.....................     (356,192)
                                              -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................   12,374,358
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (3,700,808)
                                              -----------
      Net realized/unrealized gains (losses)
         on investments.....................    8,673,550
                                              -----------
      Change in net assets from
         operations.........................  $ 8,317,358
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................  $   (356,192)    $   (318,023)
  Net realized gains (losses) on investments................    12,374,358       12,317,537
  Change in unrealized appreciation/depreciation on
    investments.............................................    (3,700,808)        (420,849)
                                                              ------------     ------------
    Change in net assets from operations....................     8,317,358       11,578,665
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................     4,567,007        8,206,781
  Paid for shares redeemed..................................   (19,535,180)     (12,523,853)
                                                              ------------     ------------
    Change in net assets from capital transactions..........   (14,968,173)      (4,317,072)
                                                              ------------     ------------
      Change in net assets..................................    (6,650,815)       7,261,593
Net Assets:
  Beginning of year.........................................    96,640,999       89,379,406
                                                              ------------     ------------
  End of year...............................................  $ 89,990,184     $ 96,640,999
                                                              ============     ============
  Undistributed net investment income.......................  $         --     $    113,142
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $15.83     $13.94     $ 9.53     $12.81     $ 14.92
Investment activities:
  Net investment income (loss)..............................   (0.07)     (0.05)     (0.02)      0.01        0.18(a)
  Net realized and unrealized gains (losses) on
    investments.............................................    1.64       1.94       4.43      (3.29)      (2.11)(a)
                                                              ------     ------     ------     ------     -------
      Total from investment activities......................    1.57       1.89       4.41      (3.28)      (1.93)
                                                              ------     ------     ------     ------     -------
Distributions:
  Distributions from net investment income..................      --         --         --         --       (0.17)
  Distributions of net realized capital gains...............      --         --         --         --       (0.01)
  Return of capital distributions...........................      --         --         --(b)      --          --
                                                              ------     ------     ------     ------     -------
      Total distributions...................................      --         --         --(b)      --       (0.18)
                                                              ------     ------     ------     ------     -------
Net asset value, end of year................................  $17.40     $15.83     $13.94     $ 9.53     $ 12.81
                                                              ======     ======     ======     ======     =======
Total return................................................    9.92%     13.56%     46.34%    (25.60)%    (12.84)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 90.0     $ 96.6     $ 89.4     $ 65.5     $ 102.1
  Ratios to average net assets:
    Expenses................................................    0.95%      0.96%      1.01%      1.02%       1.00%
    Net investment income (loss)............................   (0.40)%    (0.36)%    (0.20)%     0.07%       1.20%(a)
  Portfolio turnover rate...................................     205%       206%       261%       385%        407%

--------------------------------------------------------------------------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $  0.13
         Net realized and unrealized gains (losses)..................  $ (2.06)
         Net investment income ratio.................................     0.08%

(b) Amount is less than $0.005 per share.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor's 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     4.47%
Five year                                   -0.24%
Since inception (1/3/97)                     7.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National S&P 500 Index Portfolio returned 4.47% versus 4.91% for the current benchmark, the S&P 500 Index.

The fund's correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in S&P 500 Depository Receipts ("Spiders") which mimic the return of the S&P 500 Index. At year end, Spiders accounted for 0.2% of the Portfolio's net assets.(1)

The top five holdings in the Portfolio at year end were General Electric Co., Exxon Mobil Corp., Citigroup, Inc., Microsoft Corp., and The Procter & Gamble Co. The largest contributors to the index return for 2005 were Apple Computer, Inc., Exxon Mobil Corp., Altria Group, Inc., UnitedHealth Group, and Hewlett-Packard Co. The largest detractors for the index in 2005 were Verizon Communications, Inc., Dell, Inc., Pfizer, Inc., International Business Machines Corp., and Wal-Mart Stores, Inc.(1)

Going forward into 2006, economic expectations are similar to 2005. On the positive side, the Federal Reserve has signaled that they are close to the end of a tightening cycle. However, some concerns for the equity market in 2006 include the flattening/inverting of the yield curve, high energy prices, a cooling housing market, and geopolitical events.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                      10000                              10000
                                                                            12058                              12060
12/97                                                                     13174.6                              13336
                                                                          15524.9                            15697.7
12/98                                                                     17127.1                            17146.7
                                                                          19247.4                            19269.4
12/99                                                                     21516.7                            20755.1
                                                                          21628.6                            20665.8
12/00                                                                     19441.9                            18863.8
                                                                            17976                            17599.9
12/01                                                                     16848.9                            16623.1
                                                                          14522.1                            14437.2
12/02                                                                     13036.5                            12951.6
                                                                          14526.5                            14474.7
12/03                                                                     16664.8                            16666.2
                                                                          17199.8                            17239.5
12/04                                                                     18381.4                            18477.3
                                                                          18205.8                            18327.8
12/05                                                                     19202.3                              19384

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks(3)                                99.6
Exchange Traded Funds                            0.2
Other Net Assets                                 0.2
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  General Electric Co.                          3.3
 2.  Exxon Mobil Corp.                             3.1
 3.  Citigroup, Inc.                               2.2
 4.  Microsoft Corp.                               2.1
 5.  The Procter & Gamble Co.                      1.7
 6.  Bank of America Corp.                         1.6
 7.  Johnson & Johnson                             1.6
 8.  American International Group,
     Inc.                                          1.6
 9.  Pfizer, Inc.                                  1.5
10.  Altria Group, Inc.                            1.4

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                    % of Net Assets
      Financials                                                               21.2
      Information Technology                                                   15.0
      Health Care                                                              13.2
      Industrials                                                              11.3
      Consumer Discretionary                                                   10.8
      Consumer Staples                                                          9.4
      Energy                                                                    9.3
      Utilities                                                                 3.4
      Telecommunication Services                                                3.0
      Materials                                                                 3.0
                                                                    ---------------
                                                                               99.6
                                                                    ===============

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 10.8%
AUTO COMPONENTS - 0.2%
Cooper Tire & Rubber Co. .........       1,000   $     15,320
Dana Corp. .......................       2,500         17,950
Johnson Controls, Inc. ...........       3,300        240,603
The Goodyear Tire & Rubber Co.
  (a).............................       3,000         52,140
Visteon Corp. (a).................       2,200         13,772
                                                 ------------
                                                      339,785
                                                 ------------
AUTOMOBILES - 0.3%
Ford Motor Co. ...................      31,287        241,536
General Motors Corp. .............       9,500        184,490
Harley-Davidson, Inc. ............       4,600        236,854
                                                 ------------
                                                      662,880
                                                 ------------
DISTRIBUTORS - 0.1%
Genuine Parts Co. ................       2,900        127,368
                                                 ------------
DIVERSIFIED CONSUMER
  SERVICES - 0.2%
Apollo Group, Inc. Class A (a)....       2,500        151,150
H&R Block, Inc. ..................       5,500        135,025
                                                 ------------
                                                      286,175
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 1.5%
Carnival Corp. ...................       7,300        390,331
Darden Restaurants, Inc. .........       2,200         85,536
Harrah's Entertainment, Inc. .....       3,100        220,999
Hilton Hotels Corp. ..............       5,500        132,605
International Game Technology.....       5,700        175,446
Marriott International,
  Inc. - Class A..................       2,800        187,516
McDonald's Corp. .................      21,200        714,864
Starbucks Corp. (a)...............      13,000        390,130
Starwood Hotels & Resorts
  Worldwide, Inc. ................       3,700        236,282
Wendy's International, Inc. ......       2,000        110,520
Yum! Brands, Inc. ................       4,800        225,024
                                                 ------------
                                                    2,869,253
                                                 ------------
HOUSEHOLD DURABLES - 0.7%
Centex Corp. .....................       2,200        157,278
D.R. Horton, Inc. ................       4,600        164,358
Fortune Brands, Inc. .............       2,500        195,050
KB Home...........................       1,300         94,458
Leggett & Platt, Inc. ............       3,100         71,176
Lennar Corp. Class A..............       2,300        140,346
Maytag Corp. .....................       1,400         26,348
Newell Rubbermaid, Inc. ..........       4,600        109,388
Pulte Homes, Inc. ................       3,600        141,696
Snap-on, Inc. ....................       1,000         37,560
The Black & Decker Corp. .........       1,300        113,048
The Stanley Works.................       1,200         57,648
Whirlpool Corp. ..................       1,100         92,136
                                                 ------------
                                                    1,400,490
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.6%
Amazon.com Inc. (a)...............       5,200   $    245,180
eBay, Inc. (a)....................      19,300        834,725
                                                 ------------
                                                    1,079,905
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.2%
Brunswick Corp. ..................       1,600         65,056
Eastman Kodak Co. ................       4,800        112,320
Hasbro, Inc. .....................       3,000         60,540
Mattel, Inc. .....................       6,800        107,576
                                                 ------------
                                                      345,492
                                                 ------------
MEDIA - 3.3%
CCE Spinco, Inc. (a)..............       1,137         14,895
Clear Channel Communications,
  Inc. ...........................       9,100        286,195
Comcast Corp. Class A (a).........      36,602        950,188
Dow Jones & Co., Inc. ............       1,000         35,490
Gannett Co., Inc. ................       4,000        242,280
Interpublic Group of Companies,
  Inc. (a)........................       7,300         70,445
Knight-Ridder, Inc. ..............       1,200         75,960
Meredith Corp. ...................         700         36,638
News Corp. Class A................      41,000        637,550
Omnicom Group, Inc. ..............       3,000        255,390
The McGraw-Hill Companies,
  Inc. ...........................       6,300        325,269
The New York Times Co. Class A....       2,400         63,480
The Walt Disney Co. ..............      32,400        776,628
Time Warner, Inc. ................      78,600      1,370,784
Tribune Co. ......................       4,400        133,144
Univision Communications, Inc.
  Class A (a).....................       3,800        111,682
Viacom, Inc. - Class B............      26,100        850,860
                                                 ------------
                                                    6,236,878
                                                 ------------
MULTILINE RETAIL - 1.1%
Big Lots, Inc. (a)................       1,900         22,819
Dillard's Inc. Class A............       1,000         24,820
Dollar General Corp. .............       5,300        101,071
Family Dollar Stores, Inc. .......       2,600         64,454
Federated Department Stores,
  Inc. ...........................       4,588        304,322
J.C. Penney Co. Inc. .............       3,900        216,840
Kohl's Corp. (a)..................       5,800        281,880
Nordstrom, Inc. ..................       3,700        138,380
Sears Holdings Corp. (a)..........       1,701        196,516
Target Corp. .....................      14,800        813,556
                                                 ------------
                                                    2,164,658
                                                 ------------
SPECIALTY RETAIL - 2.2%
AutoNation, Inc. (a)..............       3,100         67,363
AutoZone, Inc. (a)................         900         82,575
Bed Bath & Beyond, Inc. (a).......       5,000        180,750
Best Buy Co., Inc. ...............       6,875        298,925
Circuit City Stores, Inc. ........       2,600         58,734
Limited Brands, Inc. .............       5,900        131,865
Lowe's Companies Inc. ............      13,200        879,912
Office Depot, Inc. (a)............       5,200        163,280
OfficeMax Inc. ...................       1,200         30,432

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
RadioShack Corp. .................       2,300   $     48,369
Staples, Inc. ....................      12,300        279,333
Tiffany & Co. ....................       2,400         91,896
The Gap Inc. .....................       9,650        170,226
The Home Depot, Inc. .............      35,800      1,449,184
The Sherwin-Williams Co. .........       1,900         86,298
The TJX Cos., Inc. ...............       7,800        181,194
                                                 ------------
                                                    4,200,336
                                                 ------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.4%
Coach, Inc. (a)...................       6,400        213,376
Jones Apparel Group, Inc. ........       2,000         61,440
Liz Claiborne, Inc. ..............       1,800         64,476
Nike, Inc. Class B................       3,200        277,728
Reebok International Ltd. ........         900         52,407
V.F. Corp. .......................       1,500         83,010
                                                 ------------
                                                      752,437
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 20,465,657
                                                 ------------
CONSUMER STAPLES - 9.4%
BEVERAGES - 2.1%
Anheuser-Busch Companies, Inc. ...      13,100        562,776
Brown-Forman Corp. - Class B......       1,400         97,048
Coca-Cola Enterprises, Inc. ......       5,100         97,767
Constellation Brands, Inc. - Class
  A (a)...........................       3,300         86,559
Molson Coors Brewing Co. Class
  B...............................       1,000         66,990
PepsiCo, Inc. ....................      28,000      1,654,240
The Coca-Cola Co. ................      34,900      1,406,819
The Pepsi Bottling Group, Inc. ...       2,300         65,803
                                                 ------------
                                                    4,038,002
                                                 ------------
FOOD & STAPLES RETAILING - 2.3%
Albertson's, Inc. ................       6,200        132,370
Costco Wholesale Corp. ...........       8,000        395,760
CVS Corp. ........................      13,700        361,954
Safeway, Inc. ....................       7,600        179,816
SUPERVALU, Inc. ..................       2,300         74,704
Sysco Corp. ......................      10,500        326,025
The Kroger Co. (a)................      12,200        230,336
Walgreen Co. .....................      17,100        756,846
Wal-Mart Stores, Inc. ............      42,100      1,970,280
                                                 ------------
                                                    4,428,091
                                                 ------------
FOOD PRODUCTS - 1.0%
Archer-Daniels-Midland Co. .......      11,050        272,493
Campbell Soup Co. ................       3,100         92,287
ConAgra Foods, Inc. ..............       8,800        178,464
General Mills, Inc. ..............       6,000        295,920
H.J. Heinz Co. ...................       5,600        188,832
Kellogg Co. ......................       4,300        185,846
McCormick & Co., Inc. ............       2,300         71,116
Sara Lee Corp. ...................      12,800        241,920
The Hershey Company...............       3,100        171,275

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Tyson Foods, Inc. ................       4,200   $     71,820
Wm. Wrigley Jr. Co. ..............       3,000        199,470
                                                 ------------
                                                    1,969,443
                                                 ------------
HOUSEHOLD PRODUCTS - 2.3%
Colgate-Palmolive Co. ............       8,700        477,195
Kimberly-Clark Corp. .............       7,900        471,235
The Clorox Co. ...................       2,500        142,225
The Procter & Gamble Co. .........      56,522      3,271,493
                                                 ------------
                                                    4,362,148
                                                 ------------
PERSONAL PRODUCTS - 0.2%
Alberto-Culver Co. ...............       1,300         59,475
Avon Products, Inc. ..............       7,700        219,835
                                                 ------------
                                                      279,310
                                                 ------------
TOBACCO - 1.5%
Altria Group, Inc. ...............      35,100      2,622,672
Reynolds American, Inc. ..........       1,400        133,462
UST, Inc. ........................       2,800        114,324
                                                 ------------
                                                    2,870,458
                                                 ------------
TOTAL CONSUMER STAPLES............                 17,947,452
                                                 ------------
ENERGY - 9.3%
ENERGY EQUIPMENT & SERVICES - 1.7%
Baker Hughes, Inc. ...............       5,800        352,524
BJ Services Co. ..................       5,400        198,018
Halliburton Co. ..................       8,600        532,856
Nabors Industries Ltd. (a)........       2,700        204,525
National Oilwell Varco, Inc.
  (a).............................       2,900        181,830
Noble Corp. ......................       2,300        162,242
Rowan Cos., Inc. .................       1,800         64,152
Schlumberger Ltd. ................       9,900        961,785
Transocean, Inc. (a)..............       5,600        390,264
Weatherford International Ltd.
  (a).............................       5,900        213,580
                                                 ------------
                                                    3,261,776
                                                 ------------
OIL, GAS & CONSUMABLE FUELS - 7.6%
Amerada Hess Corp. ...............       1,300        164,866
Anadarko Petroleum Corp. .........       4,000        379,000
Apache Corp. .....................       5,522        378,368
Burlington Resources, Inc. .......       6,400        551,680
Chevron Corp. ....................      37,838      2,148,063
ConocoPhillips....................      23,444      1,363,972
Devon Energy Corp. ...............       7,500        469,050
El Paso Corp. ....................      11,100        134,976
EOG Resources, Inc. ..............       4,100        300,817
Exxon Mobil Corp. ................     104,900      5,892,233
Kerr-McGee Corp. .................       2,000        181,720
Kinder Morgan, Inc. ..............       1,800        165,510
Marathon Oil Corp. ...............       6,160        375,575
Murphy Oil Corp. .................       2,800        151,172
Occidental Petroleum Corp. .......       6,800        543,184
Sunoco, Inc. .....................       2,300        180,274
Valero Energy Corp. ..............      10,400        536,640

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS
  (CONTINUED)
Williams Cos., Inc. ..............       9,700   $    224,749
XTO Energy, Inc. .................       6,133        269,484
                                                 ------------
                                                   14,411,333
                                                 ------------
TOTAL ENERGY......................                 17,673,109
                                                 ------------
FINANCIALS - 21.2%
CAPITAL MARKETS - 3.2%
Ameriprise Financial, Inc. .......       4,180        171,380
E*TRADE Financial Corp. (a).......       6,900        143,934
Federated Investors, Inc. Class
  B...............................       1,400         51,856
Franklin Resources, Inc. .........       2,500        235,025
Janus Capital Group, Inc. ........       3,600         67,068
Lehman Brothers Holdings, Inc. ...       4,500        576,765
Mellon Financial Corp. ...........       7,100        243,175
Merrill Lynch & Co., Inc. ........      15,500      1,049,815
Morgan Stanley....................      18,200      1,032,668
Northern Trust Corp. .............       3,100        160,642
State Street Corp. ...............       5,500        304,920
T. Rowe Price Group, Inc. ........       2,200        158,466
The Bank of New York Co., Inc. ...      13,000        414,050
The Bear Stearns Companies
  Inc. ...........................       1,900        219,507
The Charles Schwab Corp. .........      17,400        255,258
The Goldman Sachs Group, Inc. ....       7,600        970,596
                                                 ------------
                                                    6,055,125
                                                 ------------
COMMERCIAL BANKS - 5.7%
AmSouth Bancorp...................       5,900        154,639
Bank of America Corp. ............      67,768      3,127,493
BB&T Corp. .......................       9,100        381,381
Comerica, Inc. ...................       2,800        158,928
Compass Bancshares, Inc. .........       2,100        101,409
Fifth Third Bancorp...............       9,350        352,682
First Horizon National Corp. .....       2,100         80,724
Huntington Bancshares, Inc. ......       3,800         90,250
KeyCorp...........................       6,900        227,217
M&T Bank Corp. ...................       1,300        141,765
Marshall & Ilsley Corp. ..........       3,500        150,640
National City Corp. ..............       9,300        312,201
North Fork Bancorporation,
  Inc. ...........................       8,000        218,880
PNC Financial Services Group,
  Inc. ...........................       4,900        302,967
Regions Financial Corp. ..........       7,768        265,355
SunTrust Banks, Inc. .............       6,100        443,836
Synovus Financial Corp. ..........       5,300        143,153
U.S. Bancorp......................      30,590        914,335
Wachovia Corp. ...................      26,195      1,384,668
Wells Fargo & Co. ................      28,200      1,771,806
Zions Bancorporation..............       1,800        136,008
                                                 ------------
                                                   10,860,337
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 1.3%
American Express Co. .............      20,900   $  1,075,514
Capital One Financial Corp. ......       5,100        440,640
MBNA Corp. .......................      21,150        574,223
SLM Corp. ........................       7,000        385,630
                                                 ------------
                                                    2,476,007
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 3.7%
CIT Group, Inc. ..................       3,400        176,052
Citigroup, Inc. ..................      85,269      4,138,104
JPMorgan Chase & Co. .............      59,052      2,343,774
Moody's Corp. ....................       4,200        257,964
Principal Financial Group,
  Inc. ...........................       4,700        222,921
                                                 ------------
                                                    7,138,815
                                                 ------------
INSURANCE - 4.9%
ACE Ltd. .........................       5,400        288,576
AFLAC, Inc. ......................       8,400        389,928
Ambac Financial Group, Inc. ......       1,800        138,708
American International Group,
  Inc. ...........................      43,800      2,988,474
Aon Corp. ........................       5,400        194,130
Cincinnati Financial Corp. .......       2,966        132,521
Genworth Financial, Inc. .........       6,400        221,312
Jefferson-Pilot Corp. ............       2,300        130,939
Lincoln National Corp. ...........       2,900        153,787
Loews Corp. ......................       2,300        218,155
Marsh & McLennan Companies,
  Inc. ...........................       9,200        292,192
MBIA, Inc. .......................       2,300        138,368
MetLife, Inc. ....................      12,800        627,200
The Progressive Corp. ............       3,300        385,374
Prudential Financial, Inc. .......       8,500        622,115
Safeco Corp. .....................       2,100        118,650
The Allstate Corp. ...............      10,900        589,363
The Chubb Corp. ..................       3,400        332,010
The Hartford Financial Services
  Group, Inc. ....................       5,100        438,039
The St. Paul Travelers Companies,
  Inc. ...........................      11,659        520,807
Torchmark Corp. ..................       1,800        100,080
UnumProvident Corp. ..............       5,000        113,750
XL Capital Ltd. Class A...........       2,900        195,402
                                                 ------------
                                                    9,329,880
                                                 ------------
REAL ESTATE - 0.7%
Apartment Investment & Management
  Co. Class A.....................       1,600         60,592
Archstone-Smith Trust.............       3,600        150,804
Equity Office Properties Trust....       6,800        206,244
Equity Residential................       4,900        191,688
Plum Creek Timber Co. Inc. .......       3,100        111,755
ProLogis..........................       4,100        191,552
Public Storage, Inc. .............       1,400         94,808
Simon Property Group, Inc. .......       3,100        237,553
Vornado Realty Trust..............       2,000        166,940
                                                 ------------
                                                    1,411,936
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.7%
Countrywide Financial Corp. ......      10,098   $    345,251
Fannie Mae........................      16,300        795,603
Freddie Mac.......................      11,700        764,595
Golden West Financial Corp. ......       4,300        283,800
MGIC Investment Corp. ............       1,500         98,730
Sovereign Bancorp, Inc. ..........       6,000        129,720
Washington Mutual, Inc. ..........      16,652        724,362
                                                 ------------
                                                    3,142,061
                                                 ------------
TOTAL FINANCIALS..................                 40,414,161
                                                 ------------
HEALTH CARE - 13.2%
BIOTECHNOLOGY - 1.5%
Amgen, Inc. (a)...................      20,806      1,640,761
Applera Corp - Applied Biosystems
  Group...........................       3,200         84,992
Biogen Idec, Inc. (a).............       5,745        260,421
Chiron Corp. (a)..................       1,800         80,028
Genzyme Corp. (a).................       4,400        311,432
Gilead Sciences, Inc. (a).........       7,700        405,251
MedImmune, Inc. (a)...............       4,100        143,582
                                                 ------------
                                                    2,926,467
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES -
  2.2%
Bausch & Lomb, Inc. ..............         900         61,110
Baxter International, Inc. .......      10,500        395,325
Becton, Dickinson & Co. ..........       4,300        258,344
Biomet, Inc. .....................       4,200        153,594
Boston Scientific Corp. (a).......      10,000        244,900
C.R. Bard, Inc. ..................       1,800        118,656
Fisher Scientific International,
  Inc. (a)........................       2,100        129,906
Guidant Corp. ....................       5,600        362,600
Hospira, Inc. (a).................       2,710        115,934
Medtronic, Inc. ..................      20,400      1,174,428
Millipore Corp. (a)...............         900         59,436
PerkinElmer, Inc. ................       2,200         51,832
St Jude Medical, Inc. (a).........       6,200        311,240
Stryker Corp. ....................       4,900        217,707
Thermo Electron Corp. (a).........       2,700         81,351
Waters Corp. (a)..................       1,900         71,820
Zimmer Holdings, Inc. (a).........       4,170        281,225
                                                 ------------
                                                    4,089,408
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 3.1%
Aetna, Inc. ......................       4,800        452,688
AmerisourceBergen Corp. ..........       3,600        149,040
Cardinal Health, Inc. ............       7,200        495,000
Caremark Rx, Inc. (a).............       7,600        393,604
CIGNA Corp. ......................       2,100        234,570
Coventry Health Care, Inc. (a)....       2,700        153,792
Express Scripts, Inc. (a).........       2,500        209,500
HCA, Inc. ........................       7,100        358,550
Health Management Associates, Inc.
  Class A.........................       4,200         92,232

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES
  (CONTINUED)
Humana, Inc. (a)..................       2,700   $    146,691
IMS Health, Inc. .................       3,900         97,188
Laboratory Corp. Of America
  Holdings (a)....................       2,200        118,470
Manor Care, Inc. .................       1,300         51,701
McKesson Corp. ...................       5,200        268,268
Medco Health Solutions, Inc.
  (a).............................       5,188        289,490
Patterson Cos., Inc. (a)..........       2,300         76,820
Quest Diagnostics, Inc. ..........       2,800        144,144
Tenet Healthcare Corp. (a)........       7,950         60,897
UnitedHealth Group, Inc. .........      21,400      1,329,796
WellPoint, Inc. (a)...............      10,400        829,816
                                                 ------------
                                                    5,952,257
                                                 ------------
PHARMACEUTICALS - 6.4%
Abbott Laboratories...............      26,200      1,033,066
Allergan, Inc. ...................       2,200        237,512
Bristol-Myers Squibb Co. .........      33,000        758,340
Eli Lilly & Co. ..................      19,200      1,086,528
Forest Laboratories, Inc. (a).....       5,700        231,876
Johnson & Johnson.................      50,200      3,017,020
King Pharmaceuticals, Inc. (a)....       4,100         69,372
Merck & Co., Inc. ................      36,900      1,173,789
Mylan Laboratories Inc. ..........       3,700         73,852
Pfizer, Inc. .....................     124,330      2,899,376
Schering-Plough Corp. ............      24,900        519,165
Watson Pharmaceuticals, Inc.
  (a).............................       1,700         55,267
Wyeth.............................      22,600      1,041,182
                                                 ------------
                                                   12,196,345
                                                 ------------
TOTAL HEALTH CARE.................                 25,164,477
                                                 ------------
INDUSTRIALS - 11.3%
AEROSPACE & DEFENSE - 2.2%
General Dynamics Corp. ...........       3,400        387,770
Goodrich Corp. ...................       2,100         86,310
Honeywell International, Inc. ....      14,200        528,950
L-3 Communications Holdings,
  Inc. ...........................       2,000        148,700
Lockheed Martin Corp. ............       6,000        381,780
Northrop Grumman Corp. ...........       6,000        360,660
Raytheon Co. .....................       7,500        301,125
Rockwell Collins, Inc. ...........       2,900        134,763
The Boeing Co. ...................      13,600        955,264
United Technologies Corp. ........      17,200        961,652
                                                 ------------
                                                    4,246,974
                                                 ------------
AIR FREIGHT & LOGISTICS - 1.0%
FedEx Corp. ......................       5,100        527,289
Ryder System, Inc. ...............       1,100         45,122
United Parcel Service, Inc. Class
  B...............................      18,600      1,397,790
                                                 ------------
                                                    1,970,201
                                                 ------------
AIRLINES - 0.1%
Southwest Airlines Co. ...........      11,800        193,874
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
BUILDING PRODUCTS - 0.2%
American Standard Companies,
  Inc. ...........................       3,100   $    123,845
Masco Corp. ......................       7,100        214,349
                                                 ------------
                                                      338,194
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
Allied Waste Industries, Inc.
  (a).............................       3,700         32,338
Avery Dennison Corp. .............       1,900        105,013
Cendant Corp. ....................      17,300        298,425
Cintas Corp. .....................       2,300         94,714
Equifax, Inc. ....................       2,200         83,644
Monster Worldwide, Inc. (a).......       2,100         85,722
Pitney Bowes, Inc. ...............       3,800        160,550
R.R. Donnelley & Sons Co. ........       3,700        126,577
Robert Half International,
  Inc. ...........................       2,900        109,881
Waste Management, Inc. ...........       9,300        282,255
                                                 ------------
                                                    1,379,119
                                                 ------------
CONSTRUCTION & ENGINEERING - 0.1%
Fluor Corp. ......................       1,500        115,890
                                                 ------------
ELECTRICAL EQUIPMENT - 0.5%
American Power Conversion
  Corp. ..........................       2,900         63,800
Cooper Industries Ltd. Class A....       1,500        109,500
Emerson Electric Co. .............       6,900        515,430
Rockwell Automation, Inc. ........       3,000        177,480
                                                 ------------
                                                      866,210
                                                 ------------
INDUSTRIAL CONGLOMERATES - 4.4%
3M Co. ...........................      12,800        992,000
General Electric Co. .............     178,200      6,245,910
Textron, Inc. ....................       2,200        169,356
Tyco International Ltd. ..........      33,900        978,354
                                                 ------------
                                                    8,385,620
                                                 ------------
MACHINERY - 1.4%
Caterpillar, Inc. ................      11,500        664,355
Cummins, Inc. ....................         800         71,784
Danaher Corp. ....................       4,000        223,120
Deere & Co. ......................       4,100        279,251
Dover Corp. ......................       3,400        137,666
Eaton Corp. ......................       2,500        167,725
Illinois Tool Works, Inc. ........       3,500        307,965
Ingersoll-Rand Co. Ltd. Class A...       5,600        226,072
ITT Industries, Inc. .............       1,600        164,512
Navistar International Corp.
  (a).............................       1,000         28,620
PACCAR, Inc. .....................       2,850        197,305
Pall Corp. .......................       2,100         56,406
Parker Hannifin Corp. ............       2,000        131,920
                                                 ------------
                                                    2,656,701
                                                 ------------
ROAD & RAIL - 0.7%
Burlington Northern Santa Fe
  Corp. ..........................       6,300        446,166
CSX Corp. ........................       3,700        187,849
Norfolk Southern Corp. ...........       6,900        309,327
Union Pacific Corp. ..............       4,500        362,295
                                                 ------------
                                                    1,305,637
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS - 0.0%
W.W. Grainger, Inc. ..............       1,300   $     92,430
                                                 ------------
TOTAL INDUSTRIALS.................                 21,550,850
                                                 ------------
INFORMATION TECHNOLOGY - 15.0%
COMMUNICATIONS EQUIPMENT - 2.7%
ADC Telecommunications Inc. (a)...       1,957         43,719
Andrew Corp. (a)..................       2,700         28,971
Avaya, Inc. (a)...................       7,101         75,768
Ciena Corp. (a)...................       9,700         28,809
Cisco Systems, Inc. (a)...........     103,600      1,773,632
Comverse Technology, Inc. (a).....       3,400         90,406
Corning, Inc. (a).................      25,700        505,262
JDS Uniphase Corp. (a)............      27,900         65,844
Lucent Technologies, Inc. (a).....      75,000        199,500
Motorola, Inc. ...................      42,000        948,780
QUALCOMM, Inc. ...................      27,700      1,193,316
Scientific-Atlanta, Inc. .........       2,600        111,982
Tellabs, Inc. (a).................       7,600         82,840
                                                 ------------
                                                    5,148,829
                                                 ------------
COMPUTERS & PERIPHERALS - 3.7%
Apple Computer, Inc. (a)..........      14,200      1,020,838
Dell, Inc. (a)....................      39,700      1,190,603
EMC Corp. (a).....................      40,300        548,886
Gateway, Inc. (a).................       4,500         11,295
Hewlett-Packard Co. ..............      48,300      1,382,829
International Business Machines
  Corp. ..........................      26,600      2,186,520
Lexmark International, Inc. Class
  A (a)...........................       2,000         89,660
NCR Corp. (a).....................       3,100        105,214
Network Appliance, Inc. (a).......       6,300        170,100
QLogic Corp. (a)..................       1,400         45,514
Sun Microsystems, Inc. (a)........      57,600        241,344
                                                 ------------
                                                    6,992,803
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.3%
Agilent Technologies, Inc. (a)....       6,900        229,701
Jabil Circuit, Inc. (a)...........       2,900        107,561
Molex, Inc. ......................       2,400         62,280
Sanmina-SCI Corporation (a).......       8,900         37,914
Solectron Corp. (a)...............      15,400         56,364
Symbol Technologies, Inc. ........       4,200         53,844
Tektronix, Inc. ..................       1,400         39,494
                                                 ------------
                                                      587,158
                                                 ------------
INTERNET SOFTWARE & SERVICES -0.4%
Yahoo!, Inc. (a)..................      21,300        834,534
                                                 ------------
IT SERVICES - 1.0%
Affiliated Computer Services, Inc.
  Class A (a).....................       2,100        124,278
Automatic Data Processing,
  Inc. ...........................       9,700        445,133
Computer Sciences Corp. (a).......       3,100        156,984
Convergys Corp. (a)...............       2,400         38,040
Electronic Data Systems Corp. ....       8,800        211,552
First Data Corp. .................      12,847        552,549

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Fiserv, Inc. (a)..................       3,100   $    134,137
Paychex, Inc. ....................       5,600        213,472
Sabre Holdings Corp. .............       2,200         53,042
Unisys Corp. (a)..................       5,800         33,814
                                                 ------------
                                                    1,963,001
                                                 ------------
OFFICE ELECTRONICS - 0.1%
Xerox Corp. (a)...................      16,200        237,330
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.2%
Advanced Micro Devices, Inc.
  (a).............................       6,800        208,080
Altera Corp. (a)..................       6,100        113,033
Analog Devices, Inc. .............       6,200        222,394
Applied Materials, Inc. ..........      27,400        491,556
Applied Micro Circuits Corp.
  (a).............................       5,000         12,850
Broadcom Corp. Class A (a)........       4,900        231,035
Freescale Semiconductor, Inc.
  Class B (a).....................       6,917        174,101
Intel Corp. ......................     101,700      2,538,432
KLA-Tencor Corp. .................       3,300        162,789
Linear Technology Corp. ..........       5,100        183,957
LSI Logic Corp. (a)...............       6,600         52,800
Maxim Integrated Products,
  Inc. ...........................       5,500        199,320
Micron Technology, Inc. (a).......      10,400        138,424
National Semiconductor Corp. .....       5,800        150,684
Novellus Systems, Inc. (a)........       2,200         53,064
NVIDIA Corp. (a)..................       2,900        106,024
PMC -- Sierra, Inc. (a)...........       3,100         23,901
Teradyne, Inc. (a)................       3,300         48,081
Texas Instruments, Inc. ..........      27,300        875,511
Xilinx, Inc. .....................       5,900        148,739
                                                 ------------
                                                    6,134,775
                                                 ------------
SOFTWARE - 3.6%
Adobe Systems, Inc. ..............      10,100        373,296
Autodesk, Inc. ...................       3,900        167,505
BMC Software, Inc. (a)............       3,600         73,764
Citrix Systems, Inc. (a)..........       3,000         86,340
Computer Associates International,
  Inc. ...........................       7,700        217,063
Compuware Corp. (a)...............       6,500         58,305
Electronic Arts, Inc. (a).........       5,100        266,781
Intuit, Inc. (a)..................       3,000        159,900
Mercury Interactive Corp. (a).....       1,500         41,685
Microsoft Corp. ..................     154,400      4,037,560
Novell, Inc. (a)..................       6,400         56,512
Oracle Corp. (a)..................      63,400        774,114
Parametric Technology Corp. (a)...       4,600         28,060
Siebel Systems, Inc. .............       8,900         94,162
Symantec Corp. (a)................      18,194        318,395
                                                 ------------
                                                    6,753,442
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 28,651,872
                                                 ------------
MATERIALS - 3.0%
CHEMICALS - 1.5%
Air Products and Chemicals,
  Inc. ...........................       3,700        219,003
Ashland Inc. .....................       1,200         69,480

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
CHEMICALS (CONTINUED)
E.I. du Pont de Nemours & Co. ....      15,500   $    658,750
Eastman Chemical Co. .............       1,400         72,226
Ecolab, Inc. .....................       3,100        112,437
Engelhard Corp. ..................       2,000         60,300
Hercules, Inc. (a)................       1,900         21,470
International Flavors &
  Fragrances, Inc. ...............       1,400         46,900
Monsanto Co. .....................       4,543        352,219
PPG Industries, Inc. .............       2,800        162,120
Praxair, Inc. ....................       5,400        285,984
Rohm & Haas Co. ..................       2,400        116,208
Sigma-Aldrich Corp. ..............       1,100         69,619
The Dow Chemical Co. .............      16,300        714,266
                                                 ------------
                                                    2,960,982
                                                 ------------
CONSTRUCTION MATERIALS - 0.1%
Vulcan Materials Co. .............       1,700        115,175
                                                 ------------
CONTAINERS & PACKAGING - 0.2%
Ball Corp. .......................       1,800         71,496
Bemis Co., Inc....................       1,800         50,166
Pactiv Corp. (a)..................       2,400         52,800
Sealed Air Corp. (a)..............       1,400         78,638
Temple-Inland, Inc. ..............       1,900         85,215
                                                 ------------
                                                      338,315
                                                 ------------
METALS & MINING - 0.8%
Alcoa, Inc. ......................      14,700        434,679
Allegheny Technologies, Inc. .....       1,400         50,512
Freeport-McMoRan Copper & Gold,
  Inc. Class B....................       3,100        166,780
Newmont Mining Corp. .............       7,500        400,500
Nucor Corp. ......................       2,600        173,472
Phelps Dodge Corp. ...............       1,700        244,579
United States Steel Corp. ........       1,900         91,333
                                                 ------------
                                                    1,561,855
                                                 ------------
PAPER & FOREST PRODUCTS - 0.4%
International Paper Co. ..........       8,300        278,963
Louisiana-Pacific Corp. ..........       1,800         49,446
MeadWestvaco Corp. ...............       3,100         86,893
Weyerhaeuser Co. .................       4,100        271,994
                                                 ------------
                                                      687,296
                                                 ------------
TOTAL MATERIALS...................                  5,663,623
                                                 ------------
TELECOMMUNICATION SERVICES - 3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.0%
ALLTEL Corp. .....................       6,500        410,150
AT&T Inc. ........................      65,861      1,612,936
BellSouth Corp. ..................      30,800        834,680
CenturyTel, Inc. .................       2,200         72,952
Citizens Communications Co. ......       5,600         68,488
Qwest Communications
  International, Inc. (a).........      26,000        146,900
Sprint Nextel Corp. ..............      49,832      1,164,075
Verizon Communications, Inc. .....      46,600      1,403,592
                                                 ------------
TOTAL TELECOMMUNICATION
  SERVICES........................                  5,713,773
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
UTILITIES - 3.4%
ELECTRIC UTILITIES - 1.6%
Allegheny Energy, Inc. (a)........       2,700   $     85,455
American Electric Power Co.,
  Inc. ...........................       6,600        244,794
Cinergy Corp. ....................       3,400        144,364
Edison International..............       5,500        239,855
Entergy Corp. ....................       3,500        240,275
Exelon Corp. .....................      11,300        600,482
FirstEnergy Corp. ................       5,600        274,344
FPL Group, Inc. ..................       6,700        278,452
Pinnacle West Capital Corp. ......       1,700         70,295
PPL Corp. ........................       6,400        188,160
Progress Energy, Inc. ............       4,200        184,464
The Southern Co. .................      12,500        431,625
                                                 ------------
                                                    2,982,565
                                                 ------------
GAS UTILITIES - 0.0%
Nicor, Inc. ......................         700         27,517
Peoples Energy Corp. .............         600         21,042
                                                 ------------
                                                       48,559
                                                 ------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 0.7%
Constellation Energy Group,
  Inc. ...........................       3,000        172,800
Duke Energy Corp. ................      15,600        428,220
Dynegy, Inc. - Class A (a)........       5,100         24,684
The AES Corp. (a).................      11,000        174,130
TXU Corp. ........................       8,100        406,539
                                                 ------------
                                                    1,206,373
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.6%                 SHARES        VALUE
-------------------------------------------------------------
MULTI-UTILITIES - 1.1%
Ameren Corp. .....................       3,400   $    174,216
CenterPoint Energy, Inc. .........       5,200         66,820
CMS Energy Corp. (a)..............       3,700         53,687
Consolidated Edison, Inc. ........       4,100        189,953
Dominion Resources Inc. ..........       5,900        455,480
DTE Energy Co. ...................       3,000        129,570
KeySpan Corp. ....................       2,900        103,501
NiSource, Inc. ...................       4,600         95,956
PG&E Corp. .......................       5,800        215,296
Public Service Enterprise Group,
  Inc. ...........................       4,200        272,874
Sempra Energy.....................       4,300        192,812
TECO Energy, Inc. ................       3,500         60,130
Xcel Energy, Inc. ................       6,800        125,528
                                                 ------------
                                                    2,135,823
                                                 ------------
TOTAL UTILITIES...................                  6,373,320
                                                 ------------
TOTAL COMMON STOCKS
  (COST $178,930,281).............               $189,618,294
                                                 ------------

                                                     FAIR
EXCHANGE TRADED FUNDS - 0.2%          SHARES        VALUE
-------------------------------------------------------------
SPDR Trust Series 1...............       3,225   $    401,545
                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (COST $392,302).................                    401,545
                                                 ------------
TOTAL INVESTMENTS - 99.8%
  (COST $179,322,583) (B).........               $190,019,839
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.2%..............                    472,025
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $190,491,864
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Footnotes:
  (a) Non-Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $179,322,583)....................  $190,019,839
  Cash.....................................           641
  Receivable for securities sold...........       313,209
  Receivable for fund shares sold..........       185,685
  Other receivables........................       211,200
  Dividends and accrued interest
    receivable.............................       262,321
  Prepaid expenses and other assets........         5,590
                                             ------------
  Total assets.............................   190,998,485
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       405,907
  Payable for investment management
    services...............................        62,086
  Accrued custody expense..................         1,595
  Accrued professional fees................         7,521
  Accrued accounting fees..................        14,567
  Accrued printing and proxy fees..........        14,945
                                             ------------
    Total liabilities......................       506,621
                                             ------------
Net assets.................................  $190,491,864
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 14,664,790
  Paid-in capital in excess of par value...   194,645,402
  Accumulated net realized losses on
    investments............................   (30,257,691)
  Net unrealized appreciation on
    investments............................    10,697,256
  Undistributed net investment income......       742,107
                                             ------------
Net assets.................................  $190,491,864
                                             ============
Shares outstanding.........................    14,664,790
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      12.99
                                             ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $   76,648
  Dividends..................................   3,479,887
                                               ----------
    Total investment income..................   3,556,535
                                               ----------
Expenses:
  Management fees............................     718,446
  Custodian fees.............................      18,019
  Directors' fees............................      12,359
  Professional fees..........................      15,911
  Accounting fees............................     101,051
  Printing and proxy fees....................      26,393
  Other......................................       5,681
                                               ----------
    Total expenses...........................     897,860
                                               ----------
    Net investment income....................   2,658,675
                                               ----------
Realized/unrealized gains (losses) on
  investments: Net realized/unrealized gains
  (losses) on:
    Investments..............................   1,351,006
    Futures contracts........................      33,795
  Change in unrealized
    appreciation/depreciation on:
    Investments..............................   4,359,764
    Futures contracts........................    (112,250)
                                               ----------
      Net realized/unrealized gains (losses)
         on investments......................   5,632,315
                                               ----------
      Change in net assets from operations...  $8,290,990
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                                  2005             2004
                                                              ------------     ------------
From investment activities:
Operations:
  Net investment income.....................................  $  2,658,675     $  2,841,664
  Net realized gains (losses) on investments and futures
    contracts...............................................     1,384,801        1,189,004
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................     4,247,514       14,363,540
                                                              ------------     ------------
    Change in net assets from operations....................     8,290,990       18,394,208
                                                              ------------     ------------
Distributions to shareholders:
  Distributions paid from net investment income.............    (1,909,565)      (2,102,145)
                                                              ------------     ------------
Capital transactions:
  Received from shares sold.................................    15,141,070       17,713,742
  Received from dividends reinvested........................     1,909,565        2,102,145
  Paid for shares redeemed..................................   (28,830,825)     (22,753,349)
                                                              ------------     ------------
    Change in net assets from capital transactions..........   (11,780,190)      (2,937,462)
                                                              ------------     ------------
      Change in net assets..................................    (5,398,765)      13,354,601
Net Assets:
  Beginning of year.........................................   195,890,629      182,536,028
                                                              ------------     ------------
  End of year...............................................  $190,491,864     $195,890,629
                                                              ============     ============
  Undistributed net investment income.......................  $    742,107     $    699,960
                                                              ============     ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2005        2004       2003       2002        2001
                                                              ------      ------     ------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $12.56      $11.51     $ 9.11     $ 11.91     $ 14.04
Investment activities:
  Net investment income.....................................    0.19        0.18       0.12        0.11        0.26
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................    0.37        1.00       2.40       (2.80)      (2.13)
                                                              ------      ------     ------     -------     -------
      Total from investment activities......................    0.56        1.18       2.52       (2.69)      (1.87)
                                                              ------      ------     ------     -------     -------
Distributions:
  Distributions from net investment income..................   (0.13)      (0.13)     (0.12)      (0.11)      (0.26)
                                                              ------      ------     ------     -------     -------
Net asset value, end of year................................  $12.99      $12.56     $11.51     $  9.11     $ 11.91
                                                              ======      ======     ======     =======     =======
Total return................................................    4.47%      10.30%     27.84%     (22.63)%    (13.34)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $190.5      $195.9     $182.5     $ 137.3     $ 187.0
  Ratios to average net assets:
    Expenses................................................    0.47%       0.50%      0.53%       0.55%       0.52%
    Net investment income...................................    1.39%       1.52%      1.21%       1.10%       2.07%
  Portfolio turnover rate...................................       9%          8%        21%         15%         10%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    4.74%
Five year                                   2.32%
Since inception (5/1/98)                    2.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Blue Chip Portfolio returned 4.74% versus 5.85% for the current benchmark, S&P 500/Citigroup Value Index (formerly known as the S&P 500 Barra Value Index).

Health Care securities had a positive impact on the Portfolio during the period. The Fund's health care equipment and services names were up over 44%, while the benchmark names were up 32%. The Portfolio was also overweight the group. In pharmaceuticals and biotechnology, the Portfolio benefited from being underweight the benchmark and from stock selection. The Portfolio benefited from two decisions: first, the Portfolio generally avoided large cap Pharmaceutical stocks and the Portfolio had a large exposure to drug distribution companies AmerisourceBergen Corp. and McKesson Corp., which were up 41% and 65% respectively during the period.(1)

The Portfolio also benefited from Consumer Staples during the period. One factor was from the Portfolio being overweight in food retail (Safeway, Inc. up 20%+), and another from being overweight in food, beverage and tobacco (Smithfield Foods, Inc. and Altria Group, Inc.). With respect to Altria Group, Inc. up 28%, we correctly (so far) saw the legal threats to the tobacco business as overly discounted in the stocks. With respect to Smithfield Foods, Inc. up 14%, earnings were higher than expected and the stock did well for the Portfolio after being purchased.(1)

While correct in our optimistic outlook for energy prices, stock selection was disappointing. The Portfolio's Energy stocks were up 19%, a shortfall vs. the performance of Energy stocks in the Portfolio's benchmark which were up over 40%. Financials also negatively impacted the Portfolio during the period. We correctly chose to overweight insurance at the expense of banks. Two factors more than offset this positive (insurance holdings up 12%, bank holdings down 3.1%) positioning. First, included in banks is the Portfolio's position in Fannie Mae, a stock that fell over 30% in 2005. In diversified financials, our "market sensitive" holdings (Merrill Lynch & Co., Morgan Stanley) lagged the other stocks in the benchmark (Lehman, Goldman Sachs).(1)

The top five securities in terms of contribution to the Portfolio's performance during the year included McKesson Corp., Altria Group, Inc., Apache Corp., AmerisourceBergen Corp. and Hewlett-Packard Co., while Fannie Mae, Tyco International Ltd., Gannett Co., Inc., Verizon Communications, Inc. and The Interpublic Group of Companies, Inc. detracted from the Portfolio's performance. The best performing securities in terms of percentage increases included McKesson Corp., Edison International, AmerisourceBergen Corp., Hewlett-Packard Co. and Apache Corp., while Fannie Mae, Verizon Communications, Inc., The Interpublic Group of Companies, Inc., Unisys Corp. and Gannett Co., Inc. saw the largest price declines.(1)

The Portfolio is positioned for an economy that is still growing, but at a decelerating pace. We are over weighted in Consumer Staples (food, tobacco), Consumer Discretionary (overweighted in media, restaurants and underweighted in retail), Health Care and Energy. We are underweighted in Utilities (valuation), Industrials (no exposure to rail roads or GE which was recently added to our benchmark), Information Technology and Materials.(1)

The Portfolio is defined by two prominent themes -- large cap and high quality. Quality is thought of as being companies with a history of consistent levels and growth in earnings and dividends. These are two characteristics that have clearly been out of favor for years. Small to mid-low quality outperformance has been consistent across styles (growth, blend and value). We think that in an environment of decelerating earnings and potentially rising risk premiums, that large cap and quality will do very well on a relative basis. Large cap and quality securities are less exposed to the consumer and less exposed to the domestic economy. If we're wrong on the economic call, large caps can still do well. With the forward P/E ratio of the Russell 1000 more than one standard deviation below the Russell 2000 vs. its history, all we need for large caps to generate competitive

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

performance is for the relative valuation to stop compressing, allowing the earnings growth to be reflected in the stock price.

There have been a few significant changes to the makeup of the Portfolio, which we don't believe change the risk profile of the Portfolio. Some of these changes were a result of the change in the benchmark by S&P from the S&P/Barra methodology to the S&P/Citigroup methodology. Please note that we generally avoid making Portfolio changes solely as a result of a change in the benchmark. In many cases, benchmark changes would result in unnecessary turnover. The significant changes are:

- Consumer Discretionary -- from a -238 basis point bet to a 476 basis point bet. Of the 714 basis point swing, 524 basis points come from a change in the benchmark weight. Another 190 basis points comes from changes in the holdings in the Portfolio (we added positions in Gannett Co., Inc. and McDonald's Corp. and sold our position in The Home Depot, Inc.).

- Financials -- from a -402 basis point bet to a -18 basis point bet. This 384 basis point swing was due to a 571 basis point decline in the benchmark weight and a 187 basis point decrease in the Portfolio exposure.

- Industrials -- from a 39 basis point bet to a -523 basis point bet. All of this change in the bet was due to the benchmark change which increased the benchmark weight by 562 basis points. We actually increased our exposure to the sector by 161 basis points in absolute terms.

- Utilities -- from a -49 basis point bet to a -611 basis point bet. Almost all of this 562 basis point swing was the result of our selling out of our utility holdings, as we felt that they were overvalued.

In terms of specific concerns/risks, the Portfolio has exposure to the Financials sector (33%+), which is well diversified.(1)

We continue to use the bottom-up fundamental method of management with a focus on valuation to identify attractive securities for the Portfolio. While we were disappointed with the performance of the Portfolio versus peers and the benchmark, one must always put performance in the proper context. 2005 was a year when the returns from a focus on valuation, capital deployment and earnings quality were either below historical averages, negative, or both. The reward was in following price trends. We would not expect the Portfolio to do well in such an environment. However, we don't believe such an environment is sustainable, and as such, our investment process remains unchanged.

Our outlook for the next performance period is for a subdued market environment. Corporate profit growth is likely to slow, the headwinds from higher short term rates and higher energy prices are unlikely to abate. On top of that, if the cycle of home price appreciation and mortgage equity withdrawal comes to an end, then the consumer will need to take a consumption break. In such an environment, our large cap quality orientation should pay dividends.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)         S&P 500/CITIGROUP VALUE INDEX
                                                               ------------------------------     -----------------------------
5/1/98                                                                      10000                              10000
                                                                            10024                               9811
12/98                                                                     10254.5                            10031.8
                                                                          11456.4                            11427.2
12/99                                                                     10860.7                            11303.8
                                                                          10236.2                            10843.7
12/00                                                                     10977.3                              11991
                                                                          11005.8                            11703.2
12/01                                                                     10512.8                            10590.2
                                                                          9608.65                            9589.42
12/02                                                                     8470.02                            8383.07
                                                                          9294.16                            9413.35
12/03                                                                     10721.7                            11047.5
                                                                          11029.5                            11508.2
12/04                                                                     11751.9                              12781
                                                                          11816.3                            12792.9
12/05                                                                     12308.4                            13529.1

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500/Citigroup Value Index methodology measures style across seven different growth and value factors, and acknowledges that some companies exhibit neither strong growth nor value attributes, whereas the S&P/Barra methodology assigns stocks to value or growth indices based on price-to-book ratios, and only identifies stocks as pure growth or pure value. The new methodology's manner of arriving at stock-level style scores is the same as that for the S&P 500/Citigroup benchmark series style methodology, although the index construction is different and there are two style series (Style and Pure Style) to which stocks may be assigned.

S&P 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified growth, value, or a mix of growth and value. The index has a relatively low turnover.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                      % of Net Assets
Common Stocks (3)                                94.6
Convertible Preferred Stocks (3)                  0.9
Repurchase Agreements
  Less Net Liabilities                            4.5
                                      ---------------
                                                100.0
                                      ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  Freddie Mac                                 4.4
 2.  Morgan Stanley                              3.0
 3.  Chevron Corp.                               2.9
 4.  The Allstate Corp.                          2.8
 5.  Wells Fargo & Co.                           2.8
 6.  Citigroup, Inc.                             2.8
 7.  Gannett Co., Inc.                           2.7
 8.  American International Group,               2.6
     Inc.
 9.  McDonald's Corp.                            2.5
10.  Exxon Mobil Corp.                           2.5

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                32.9
      Consumer Discretionary                                                    13.8
      Energy                                                                     9.7
      Industrials                                                                9.0
      Health Care                                                                7.9
      Consumer Staples                                                           7.3
      Telecommunication Services                                                 6.7
      Information Technology                                                     6.0
      Materials                                                                  2.2
                                                                     ---------------
                                                                                95.5
                                                                     ===============

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 94.6%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.9%
AUTO COMPONENTS - 1.1%
The Goodyear Tire & Rubber Co.
  (a)..............................      19,300   $   335,434
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -2.5%
McDonald's Corp. ..................      22,700       765,444
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.6%
Hasbro, Inc. ......................       4,700        94,846
Mattel, Inc. ......................      24,200       382,844
                                                  -----------
                                                      477,690
                                                  -----------
MEDIA - 5.6%
Gannett Co., Inc. .................      13,200       799,524
News Corp. Class A.................      13,200       205,260
Time Warner, Inc. .................      38,500       671,440
                                                  -----------
                                                    1,676,224
                                                  -----------
MULTILINE RETAIL - 0.5%
Dollar General Corp. ..............       7,800       148,746
                                                  -----------
SPECIALTY RETAIL - 1.4%
The Gap Inc. ......................      23,100       407,484
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.2%
Jones Apparel Group, Inc. .........       2,200        67,584
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 3,878,606
                                                  -----------
CONSUMER STAPLES - 7.3%
BEVERAGES - 0.7%
The Coca-Cola Co. .................       5,500       221,705
                                                  -----------
FOOD & STAPLES RETAILING - 2.1%
Safeway, Inc. .....................      13,100       309,946
SUPERVALU, Inc. ...................       9,800       318,304
                                                  -----------
                                                      628,250
                                                  -----------
FOOD PRODUCTS - 2.5%
Smithfield Foods, Inc. (a).........      14,800       452,880
Tyson Foods, Inc. .................      17,900       306,090
                                                  -----------
                                                      758,970
                                                  -----------
TOBACCO - 2.0%
Altria Group, Inc. ................       7,900       590,288
                                                  -----------
TOTAL CONSUMER STAPLES.............                 2,199,213
                                                  -----------
ENERGY - 9.7%
OIL, GAS & CONSUMABLE FUELS - 9.7%
Apache Corp. ......................       7,300       500,196
BP PLC -- ADR......................       5,000       321,100
Chevron Corp. .....................      15,600       885,612
Exxon Mobil Corp. .................      13,512       758,969
Total SA -- ADR....................       3,600       455,040
                                                  -----------
TOTAL ENERGY.......................                 2,920,917
                                                  -----------
FINANCIALS - 32.9%
CAPITAL MARKETS - 4.3%
Merrill Lynch & Co., Inc. .........       5,700       386,061
Morgan Stanley.....................      15,800       896,492
                                                  -----------
                                                    1,282,553
                                                  -----------

                                                     FAIR
COMMON STOCKS - 94.6%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 6.2%
Bank of America Corp. .............       7,100   $   327,665
Wachovia Corp. ....................      13,200       697,752
Wells Fargo & Co. .................      13,500       848,205
                                                  -----------
                                                    1,873,622
                                                  -----------
CONSUMER FINANCE - 1.5%
MBNA Corp. ........................      16,700       453,405
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 3.8%
Citigroup, Inc. ...................      17,433       846,023
JPMorgan Chase & Co. ..............       7,700       305,613
                                                  -----------
                                                    1,151,636
                                                  -----------
INSURANCE - 11.6%
ACE Ltd. ..........................      10,900       582,496
American International Group,
  Inc. ............................      11,500       784,645
MBIA, Inc. ........................      10,200       613,632
Nationwide Financial Services,
  Inc. ............................       5,400       237,600
RenaissanceRe Holdings Ltd. .......       7,200       317,592
The Allstate Corp. ................      15,800       854,306
XL Capital Ltd. Class A............       1,700       114,546
                                                  -----------
                                                    3,504,817
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 5.5%
Fannie Mae.........................       6,800       331,908
Freddie Mac........................      20,300     1,326,605
                                                  -----------
                                                    1,658,513
                                                  -----------
TOTAL FINANCIALS...................                 9,924,546
                                                  -----------
HEALTH CARE - 7.9%
BIOTECHNOLOGY - 1.1%
Amgen, Inc. (a)....................       1,800       141,948
Cephalon, Inc. (a).................       2,700       174,798
                                                  -----------
                                                      316,746
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.4%
Boston Scientific Corp. (a)........      11,400       279,186
Guidant Corp. .....................       2,300       148,925
                                                  -----------
                                                      428,111
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 2.4%
AmerisourceBergen Corp. ...........      11,800       488,520
McKesson Corp. ....................       4,800       247,632
                                                  -----------
                                                      736,152
                                                  -----------
PHARMACEUTICALS - 3.0%
Abbott Laboratories................       7,200       283,896
Johnson & Johnson..................       3,600       216,360
Pfizer, Inc. ......................      17,133       399,542
                                                  -----------
                                                      899,798
                                                  -----------
TOTAL HEALTH CARE..................                 2,380,807
                                                  -----------
INDUSTRIALS - 9.0%
AEROSPACE & DEFENSE - 3.0%
Northrop Grumman Corp. ............       8,556       514,301
United Technologies Corp. .........       7,200       402,552
                                                  -----------
                                                      916,853
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 94.6%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES &
  SUPPLIES - 0.5%
Waste Management, Inc. ............       5,400   $   163,890
                                                  -----------
INDUSTRIAL CONGLOMERATES - 2.0%
Tyco International Ltd. ...........      20,500       591,630
                                                  -----------
MACHINERY - 3.5%
Deere & Co. .......................       5,000       340,550
Eaton Corp. .......................       8,500       570,265
Illinois Tool Works, Inc. .........       1,500       131,985
                                                  -----------
                                                    1,042,800
                                                  -----------
TOTAL INDUSTRIALS..................                 2,715,173
                                                  -----------
INFORMATION TECHNOLOGY - 6.0%
COMMUNICATIONS EQUIPMENT - 1.0%
Nokia Corp. - ADR..................      16,800       307,440
                                                  -----------
COMPUTERS & PERIPHERALS - 1.7%
Hewlett-Packard Co. ...............       7,700       220,451
International Business Machines
  Corp. ...........................       3,400       279,480
                                                  -----------
                                                      499,931
                                                  -----------
OFFICE ELECTRONICS - 1.0%
Xerox Corp. (a)....................      21,000       307,650
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.9%
Intel Corp. .......................      23,000       574,080
                                                  -----------
SOFTWARE - 0.4%
Check Point Software Technologies
  Ltd. (a).........................       2,100        42,210
Oracle Corp. (a)...................       5,900        72,039
                                                  -----------
                                                      114,249
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 1,803,350
                                                  -----------
MATERIALS - 2.2%
CHEMICALS - 0.9%
PPG Industries, Inc. ..............       4,700       272,130
                                                  -----------
METALS & MINING - 1.3%
United States Steel Corp. .........       8,100       389,367
                                                  -----------
TOTAL MATERIALS....................                   661,497
                                                  -----------
TELECOMMUNICATION SERVICES - 6.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.2%
ALLTEL Corp. ......................       6,300       397,530
AT&T Inc. .........................      25,900       634,291
Sprint Nextel Corp. ...............       9,900       231,264
Verizon Communications, Inc. ......      20,430       615,352
                                                  -----------
                                                    1,878,437
                                                  -----------

                                                     FAIR
COMMON STOCKS - 94.6%                  SHARES        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.5%
Vodafone Group PLC - ADR...........       6,900   $   148,143
                                                  -----------
TOTAL TELECOMMUNICATION
  SERVICES.........................                 2,026,580
                                                  -----------
TOTAL COMMON STOCKS
  (COST $25,847,123)...............               $28,510,689
                                                  -----------

                                                     FAIR
CONVERTIBLE PREFERRED STOCKS - 0.9%    SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.9%
MEDIA - 0.9%
The Interpublic Group of Companies,
  Inc. (b).........................         300   $   276,825
                                                  -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $300,438)..................               $   276,825
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 4.5%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $1,347,000   $ 1,347,000
                                                  -----------
  Repurchase price $1,347,486
    Collateralized by:
      Freddie Mac Mortgage Back
      Series
      #2694 5.869% 10/15/33
      Fair Value: $452,614
      Fannie Mae Loan Pool
      #682317 4.500% 8/01/33
      Fair Value: $921,265
TOTAL REPURCHASE AGREEMENTS
  (COST $1,347,000)................               $ 1,347,000
                                                  -----------
TOTAL INVESTMENTS - 100.0%
  (COST $27,494,561) (C)...........               $30,134,514
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.0)%..................                   (12,145)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $30,122,369
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non-Income Producing.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. This security was deemed liquid pursuant to procedures approved by the Board of Directors.
  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $27,494,561)......................  $30,134,514
  Cash......................................        2,093
  Receivable for fund shares sold...........        1,924
  Dividends and accrued interest
    receivable..............................       39,040
  Prepaid expenses and other assets.........          901
                                              -----------
    Total assets............................   30,178,472
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........       23,643
  Payable for investment management
    services................................       19,435
  Accrued custody expense...................          252
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        2,795
  Accrued printing and proxy fees...........        2,457
                                              -----------
    Total liabilities.......................       56,103
                                              -----------
Net assets..................................  $30,122,369
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,650,659
  Paid-in capital in excess of par value....   25,621,097
  Accumulated net realized losses on
    investments.............................     (898,855)
  Net unrealized appreciation on
    investments.............................    2,639,953
  Undistributed net investment income.......      109,515
                                              -----------
Net assets..................................  $30,122,369
                                              ===========
Shares outstanding..........................    2,650,659
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========

Net asset value per share...................  $     11.36
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $    27,219
  Dividends (net of withholding tax of
    $2,498)..................................      655,593
  Other......................................          473
                                               -----------
    Total investment income..................      683,285
                                               -----------
Expenses:
  Management fees............................      248,952
  Custodian fees.............................        2,947
  Directors' fees............................        2,016
  Professional fees..........................       10,265
  Accounting fees............................       17,959
  Printing and proxy fees....................        4,453
  Other......................................          688
                                               -----------
    Total expenses...........................      287,280
                                               -----------
    Net investment income....................      396,005
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    2,766,854
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,734,448)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................    1,032,406
                                               -----------
    Change in net assets from operations.....  $ 1,428,411
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $   396,005     $   427,367
  Net realized gains (losses) on investments................    2,766,854       1,581,947
  Change in unrealized appreciation/depreciation on
    investments.............................................   (1,734,448)        771,180
                                                              -----------     -----------
    Change in net assets from operations....................    1,428,411       2,780,494
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............     (286,490)       (411,920)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    1,681,223       4,333,619
  Received from dividends reinvested........................      286,490         411,920
  Paid for shares redeemed..................................   (5,151,290)     (3,048,645)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (3,183,577)      1,696,894
                                                              -----------     -----------
      Change in net assets..................................   (2,041,656)      4,065,468
Net Assets:
  Beginning of year.........................................   32,164,025      28,098,557
                                                              -----------     -----------
  End of year...............................................  $30,122,369     $32,164,025
                                                              ===========     ===========
  Undistributed net investment income.......................  $   109,515     $   111,194
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $10.95     $10.12     $ 8.10     $10.15     $10.66
Investment activities:
  Net investment income.....................................    0.15       0.15       0.12       0.08       0.06
  Net realized and unrealized gains (losses) on
    investments.............................................    0.37       0.82       2.02      (2.05)     (0.51)
                                                              ------     ------     ------     ------     ------
    Total from investment activities........................    0.52       0.97       2.14      (1.97)     (0.45)
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.11)     (0.14)     (0.12)     (0.08)     (0.06)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $11.36     $10.95     $10.12     $ 8.10     $10.15
                                                              ======     ======     ======     ======     ======
Total return................................................    4.74%      9.61%     26.58%    (19.43%)    (4.23%)
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 30.1     $ 32.2     $ 28.1     $ 10.9     $ 10.2
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................    0.92%      0.84%      0.97%      1.17%      1.20%
      Net investment income.................................    1.27%      1.45%      1.36%      0.95%      0.63%
    Ratios assuming no expenses voluntarily
      reduced or reimbursed by advisor:
      Expenses..............................................    0.92%      0.99%      1.10%      1.17%      1.20%
Portfolio turnover rate.....................................      55%        52%        70%        22%        27%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moodys, or BBB or lower by Standard & Poor's or Fitch.
 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     2.99%
Five year                                    8.69%
Since inception (5/1/98)                     4.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National High Income Bond Portfolio returned 2.99% versus 2.76% for the current benchmark, the Lehman Brothers 2% Issuer Constrained High Yield Index (LBHYBI).

The Portfolio benefited from strong security selection in the automotive, chemical, food and beverage, health care, media - non cable, and retail industries. Specific issuers which substantially outperformed the overall market included Ardent Health Services, Inc., ASG Consolidated LLC, Commonwealth Brands, Inc., Advanstar Inc., Medical Device Manufacturing, Inc., Reddy Ice Holdings, Inc., General Motors Acceptance Corp., Union Carbide Chemical & Plastics Co., El Paso Corp., and AT&T Corp. The Portfolio also benefited from an overweight in the food and beverage industry and an underweight in the utilities - electric and airline industries.(1)

The Portfolio was negatively impacted by poor security selection in the consumer product, packaging and telecommunication - wireless industries. Specific issuers which substantially underperformed the overall market included Tembec Industries, Inc., General Motors Corp., AMH Holdings, Allied Holdings, Inc., Calpine, Cooper Standard, Coleman Cable, Eagle Picher, Pliant Corp. and Tekni-Plex. Underweight positions in the energy, financial institutions and telecommunications - wireless industries negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.(1)

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve ("Fed") hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of U.S. Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds, but several factors tempered the overall performance of the high yield market. First, the Fed's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Fed to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi Corp., Delta Airlines, Northwest Airlines and Calpine Power. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors Corp. and The Ford Motor Co., two large bond issuers and important parts of the domestic economy, continued to struggle - impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sectors, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include automotive, paper, packaging, building materials, media - cable and airlines. Major industries which outperformed include financial institutions, utilities - natural gas, energy, telecommunications, both wireless and wireline, and health care.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                           HIGH INCOME BOND PORTFOLIO
                                           (COMMENCED OPERATIONS MAY    LEHMAN BROTHERS HIGH YIELD    LEHMAN BROTHERS 2% ISSUER
                                                    1, 1998)                    BOND INDEX           CONSTRAINED HIGH YIELD INDEX
                                           --------------------------   --------------------------   ----------------------------
5/1/98                                             10000.00                      10000.00                     10000.00
                                                   10090.00                      10343.00                     10036.00
12/98                                               9958.83                      10082.40                      9783.09
                                                   10172.00                      10304.10                      9998.32
12/99                                              10157.70                      10323.50                     10017.30
                                                    9963.70                      10198.50                      9896.11
12/00                                               9435.62                       9718.58                      9436.93
                                                    9655.47                      10100.10                      9824.79
12/01                                               9838.92                      10231.70                      9953.49
                                                    9857.62                       9736.32                      9619.05
12/02                                              10230.20                      10088.50                      9929.75
                                                   11615.40                      11952.60                     11752.80
12/03                                              12560.90                      13010.10                     12787.10
                                                   12848.50                      13186.60                     12964.80
12/04                                              13900.80                      14458.00                     14212.10
                                                   13949.10                      14618.30                     14346.90
12/05                                              14317.00                      14854.00                     14604.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.
The Lehman Brothers 2% Issuer Constrained High Yield Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

We are now using the Lehman Brothers 2% Issuer Constrained High Yield Index as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those in the former benchmark, the Lehman Brothers High Yield Bond Index.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                      % of Net Assets
 1.  Dow Jones CDX High Yield Pass
     through Certificates Series
     2005-T3 8.250% 12/29/2010                    1.9
 2.  Qwest Corp. 8.875% 03/15/2012                1.6
 3.  Tennessee Gas Pipeline Co.
     8.375% 06/15/2032                            1.2
 4.  Targeted Return Index
     Securities (High Yield TRAINS)
     3.960% 06/15/2015                            1.2
 5.  AT&T Corp. 9.750% 11/15/2031                 1.0
 6.  Edison Mission Energy 9.875%
     04/15/2011                                   0.9
 7.  Dow Jones CDX High Yield Pass
     through Certificates Series
     2004-T3 8.000% 06/29/2010                    0.9
 8.  General Motors Acceptance
     Corp. 8.000% 11/01/2031                      0.8
 9.  HCA Inc. 6.750% 07/15/2013                   0.8
10.  Ford Motor Co. 7.450%
     07/16/2031                                   0.7

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Corporate Bonds (3) (4)                         94.0
Convertible Bonds (3) (4)                        0.2
Preferred Stocks (3)                             0.1
Common Stocks (3)                                0.1
Repurchase Agreements and Other Net
  Assets                                         5.6
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                    % of Net Assets
      Consumer Discretionary                   29.3
      Industrials                              11.3
      Materials                                10.7
      Consumer Staples                          8.1
      Financials                                6.9
      Telecommunication Services                6.7
      Energy                                    6.4
      Health Care                               5.9
      Utilities                                 5.0
      Information Technology                    4.1
                                    ---------------
                                               94.4
                                    ===============

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      A                                         1.1
      BBB                                       0.9
      BB                                       22.1
      B                                        55.3
      CCC                                      20.3
      CC & Below                                0.1
      Not Rated                                 0.2

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 29.3%
AUTO COMPONENTS - 2.1%
Advanced Accessory Systems, LLC/AAS
  Capital Corp. 10.750%
  06/15/2011.......................  $  100,000   $    81,000
Collins & Aikman Floorcoverings,
  Inc. 9.750% 02/15/2010...........     100,000        88,500
Cooper-Standard Automotive Inc.
  8.375% 12/15/2014................     200,000       153,000
Stanadyne Holdings, Inc. 0.000% to
  08/15/2009 then 12.000%
  02/15/2015.......................     125,000        63,750
Stanadyne Corp. 10.000%
  08/15/2014.......................     125,000       120,625
Stoneridge, Inc. 11.500%
  05/01/2012.......................     100,000       102,250
Tenneco Automotive, Inc.
  8.625% 11/15/2014................     150,000       142,500
TRW Automotive Inc.
  9.375% 02/15/2013................     100,000       108,750
  11.000% 02/15/2013...............     123,000       138,683
United Components, Inc.
  9.375% 06/15/2013................     150,000       150,000
                                                  -----------
                                                    1,149,058
                                                  -----------
AUTOMOBILES - 1.1%
Ford Motor Co. 7.450% 07/16/2031...     550,000       376,750
General Motors Corp.
  7.125% 07/15/2013................     125,000        83,125
  8.375% 07/15/2033................     225,000       149,625
                                                  -----------
                                                      609,500
                                                  -----------
DIVERSIFIED CONSUMER SERVICES -0.4%
Knowledge Learning Corp.
  7.750% 02/01/2015 (b)............     250,000       238,750
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -8.5%
155 East Tropicana, LLC/ 155 East
  Tropicana Finance Corp.
  8.750% 04/01/2012................     150,000       145,125
Boyd Gaming Corp.
  8.750% 04/15/2012................     100,000       107,750
  7.750% 12/15/2012................      50,000        52,625
Caesars Entertainment, Inc.
  7.875% 03/15/2010................     150,000       162,000
  8.125% 05/15/2011................     100,000       110,875
Domino's, Inc. 8.250% 07/01/2011...      55,000        57,750
EPL Finance Corp. 11.750%
  11/15/2013 (b)...................     125,000       125,156
Galaxy Entertainment Finance Co.
  Ltd. 9.875% 12/15/2012 (b).......     200,000       204,000
Gaylord Entertainment Co.
  8.000% 11/15/2013................      75,000        78,937
  6.750% 11/15/2014................     175,000       172,375
Herbst Gaming, Inc. 7.000%
  11/15/2014.......................     150,000       150,000
Intrawest Corp. 7.500%
  10/15/2013.......................     175,000       178,062
Kerzner International Ltd.
  6.750% 10/01/2015 (b)............     250,000       244,375
Landry's Restaurants, Inc.
  7.500% 12/15/2014................     150,000       141,000

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  (CONTINUED)
Mandalay Resort Group
  10.250% 08/01/2007...............  $  175,000   $   187,469
  9.375% 02/15/2010................      65,000        71,500
MGM Mirage Inc.
  9.750% 06/01/2007................     150,000       158,812
  6.000% 10/01/2009................      25,000        24,969
  8.500% 09/15/2010................      75,000        81,656
  8.375% 02/01/2011................     100,000       107,500
  5.875% 02/27/2014................     150,000       144,000
  6.625% 07/15/2015................     150,000       150,375
Mohegan Tribal Gaming Authority
  6.375% 07/15/2009................      50,000        50,563
  8.000% 04/01/2012................      50,000        52,875
MTR Gaming Group, Inc.
  9.750% 04/01/2010................     100,000       107,250
Penn National Gaming Inc.
  6.750% 03/01/2015................     150,000       148,125
Royal Caribbean Cruises Ltd.
  8.000% 05/15/2010................      75,000        81,834
San Pasqual Casino Development
  Group 8.000% 09/15/2013 (b)......     125,000       127,500
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.375% 05/01/2007................     150,000       153,750
  7.875% 05/01/2012................      75,000        83,063
Station Casinos, Inc.
  6.000% 04/01/2012................     125,000       125,313
  6.500% 02/01/2014................     100,000       101,500
The Majestic Star Casino LLC
  9.500% 10/15/2010................      25,000        26,437
  9.750% 01/15/2011 (b)............      75,000        75,937
Tunica-Biloxi Gaming Authority
  9.000% 11/15/2015 (b)............     100,000       100,500
Universal City Development
  Partners, Ltd./ UCDP Finance,
  Inc. 11.750% 04/01/2010..........     200,000       225,250
Universal City Florida Holding Co.
  I
  9.000% 05/01/2010 (c)............      50,000        50,500
Wynn Las Vegas LLC / Wynn Las Vegas
  Capital Corp. 6.625%
  12/01/2014.......................     225,000       219,938
                                                  -----------
                                                    4,586,646
                                                  -----------
HOUSEHOLD DURABLES - 1.8%
Ames True Temper, Inc. 10.000%
  07/15/2012.......................     150,000       118,500
Da-lite Screen Co, Inc. 9.500%
  05/15/2011.......................     150,000       158,250
Hines Nurseries, Inc. 10.250%
  10/01/2011.......................      75,000        73,875
Norcraft Companies L.P.
  9.000% 11/01/2011................      75,000        78,000
Norcraft Holdings L.P./Norcraft
  Capital Corp. 0.000% to
  09/01/2008 then
  9.750% 09/01/2012................     225,000       160,875
Sealy Mattress Co. 8.250%
  06/15/2014.......................     100,000       103,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Simmons Co.
  7.875% 01/15/2014................  $   75,000   $    69,750
  0.000% to 12/15/2009 then 10.000%
    12/15/2014 (b).................     175,000        95,375
Tempur-Pedic, Inc/Tempur Production
  USA, Inc. 10.250% 08/15/2010.....      83,000        90,159
                                                  -----------
                                                      948,284
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.4%
Jostens Holding Corp. 0.000% to
  12/01/2008 then 10.250%
  12/01/2013.......................     350,000       260,750
Jostens IH Corp. 7.625%
  10/01/2012.......................     175,000       176,750
K2 Inc. 7.375% 07/01/2014..........     100,000       100,000
True Temper Sports, Inc.
  8.375% 09/15/2011................     225,000       203,625
                                                  -----------
                                                      741,125
                                                  -----------
MEDIA - 11.6%
AAC Group Holding Corp. 0.000% to
  10/01/2008 then 10.250%
  10/01/2012.......................     175,000       127,312
Advanstar Communications Inc.
  12.000% 02/15/2011...............     150,000       158,437
Advanstar, Inc. Series B 0.000% to
  10/15/2005 then 15.000%
  10/15/2011.......................     100,000       105,125
AMC Entertainment Inc. 9.875%
  02/01/2012.......................     200,000       197,000
American Achievement Corp.
  8.250% 04/01/2012................     100,000       102,000
CBD Media Holdings LLC/CBD Holdings
  Finance, Inc. 9.250%
  07/15/2012.......................     200,000       201,000
CBD Media, Inc./CBD Finance Inc.
  8.625% 06/01/2011................      50,000        51,250
CCH I Holdings LLC 9.920%
  04/01/2014 (b)...................      99,000        56,925
CCH I LLC 11.000% 10/01/2015 (b)...      78,000        65,910
Charter Communications Holdings II
  LLC 10.250% 09/15/2010...........     275,000       275,000
Cinemark USA, Inc. 9.000%
  02/01/2013.......................      50,000        53,125
Cinemark, Inc. 0.000% to 03/15/2009
  then 9.750% to 03/15/2014........     275,000       204,875
CSC Holdings, Inc.
  7.250% 07/15/2008................     150,000       150,375
  8.125% 07/15/2009................     100,000       101,500
  7.000% 04/15/2012 (b)............      50,000        47,500
Dex Media East LLC/Dex Media East
  Finance Co. 12.125% 11/15/2012...     130,000       152,750
Dex Media West LLC/Dex Media
  Finance Co. 9.875% 08/15/2013....     297,000       331,155
Dex Media, Inc. 0.000% to
  11/15/2008 then 9.000%
  11/15/2013.......................     275,000       220,000
DirecTV Holdings LLC/DirecTV
  Finance Co., Inc.
  8.375% 03/15/2013................     146,000       157,680
  6.375% 06/15/2015................     200,000       196,500
EchoStar DBS Corp.
  5.750% 10/01/2008................     200,000       197,000
  6.625% 10/01/2014................      50,000        48,187

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA (CONTINUED)
Emmis Communications Corp.
  9.745% 06/15/2012 (c)............  $   75,000   $    75,656
Houghton Mifflin Co. 0.000% to
  10/15/2008 then 11.500%
  10/15/2013.......................     225,000       177,750
Iesy Repository GmbH
  10.375% 02/15/2015 (b)...........     250,000       261,250
Kabel Deutschland GmbH
  10.625% 07/01/2014 (b)...........     300,000       317,250
Lamar Media Corp.
  7.250% 01/01/2013................      50,000        52,125
  6.625% 08/15/2015................     125,000       126,094
Lin Television Corp. 6.500%
  05/15/2013.......................     175,000       168,656
LodgeNet Entertainment Corp.
  9.500% 06/15/2013................      75,000        81,938
Loews Cineplex Entertainment Corp.
  9.000% 08/01/2014................     200,000       203,000
PanAmSat Corp. 9.000% 08/15/2014...      82,000        86,305
PanAmSat Holding Corp. 0.000% to
  11/01/2009 then 10.375%
  11/01/2014.......................     375,000       264,375
PRIMEDIA, Inc. 8.875% 05/15/2011...     100,000        92,750
R.H. Donnelley Finance Inc.
  10.875% 12/15/2012...............     100,000       113,250
Rainbow National Services LLC
  10.375% 09/01/2014 (b)...........     175,000       196,875
Sinclair Broadcast Group, Inc.
  8.750% 12/15/2011................     100,000       105,750
The Reader's Digest Association,
  Inc. 6.500% 03/01/2011...........     100,000        98,250
Vertis, Inc. 10.875% 06/15/2009....     125,000       123,750
Videotron Ltee 6.375% 12/15/2015
  (b)..............................     100,000        99,875
WDAC Subsidiary Corp.
  8.375% 12/01/2014 (b)............     300,000       292,125
XM Satellite Radio Holdings Inc.
  12.000% 06/15/2010...............      41,000        46,228
Yell Finance B.V.
  0.000% to 08/01/2006 then
  13.500% 08/01/2011...............      65,000        67,113
  10.750% 08/01/2011...............      33,000        35,805
                                                  -----------
                                                    6,286,776
                                                  -----------
MULTILINE RETAIL - 0.4%
J.C. Penney Co., Inc. 9.000%
  08/01/2012.......................     200,000       236,313
                                                  -----------
SPECIALTY RETAIL - 1.5%
Affinity Group, Inc.
  9.000% 02/15/2012................      75,000        75,281
  10.875% 02/15/2012...............     182,453       178,120
FTD, Inc. 7.750% 02/15/2014........     122,000       121,390
NBC Acquisition Corp. 0.000% to
  03/15/2008 then 11.000%
  03/15/2013.......................      50,000        37,125
Nebraska Book Co., Inc.
  8.625% 03/15/2012................     200,000       185,000
United Auto Group, Inc. 9.625%
  03/15/2012.......................     175,000       185,062
                                                  -----------
                                                      781,978
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.5%
Phillips-Van Heusen Corp.
  7.250% 02/15/2011................  $  100,000   $   102,000
  8.125% 05/01/2013................      50,000        53,000
The Warnaco Group, Inc.
  8.875% 06/15/2013................     100,000       108,250
                                                  -----------
                                                      263,250
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                15,841,680
                                                  -----------
CONSUMER STAPLES - 7.9%
BEVERAGES - 0.4%
Constellation Brands, Inc. 8.000%
  02/15/2008.......................      75,000        78,562
Cott Beverages, Inc. 8.000%
  12/15/2011.......................     150,000       154,500
                                                  -----------
                                                      233,062
                                                  -----------
FOOD & STAPLES RETAILING - 0.7%
Couche-Tard U.S. L.P./Couche-Tard
  Finance Corp. 7.500%
  12/15/2013.......................     225,000       232,875
GNC Corp. 8.500% 12/01/2010........     175,000       151,375
                                                  -----------
                                                      384,250
                                                  -----------
FOOD PRODUCTS - 5.1%
American Seafoods Group
  LLC/American Seafoods, Inc.
  10.125% 04/15/2010...............     125,000       131,719
ASG Consolidated LLC/ASG Finance
  Inc. 0.000% to 11/01/2008 then
  11.500% 11/01/2011...............     300,000       240,000
B&G Foods Holding Corp.
  8.000% 10/01/2011................     225,000       230,625
Birds Eye Foods, Inc. 11.875%
  11/01/2008.......................      24,000        24,600
Del Monte Corp. 6.750%
  02/15/2015.......................     350,000       343,000
Doane Pet Care Co.
  10.625% 11/15/2015 (b)...........     125,000       130,937
Dole Food Co., Inc. 8.625%
  05/01/2009.......................     100,000       103,000
Eagle Family Foods, Inc.
  8.750% 01/15/2008................      75,000        57,000
Eurofresh, Inc. 11.500% 01/15/2013
  (b)..............................     200,000       201,500
Michael Foods, Inc. 8.000%
  11/15/2013.......................     225,000       231,750
National Beef Packing Co., LLC/NB
  Finance Corp. 10.500%
  08/01/2011.......................     150,000       156,000
Pierre Foods, Inc. 9.875%
  07/15/2012.......................     150,000       153,000
Pilgrim's Pride Corp.
  9.625% 09/15/2011................      50,000        53,500
  9.250% 11/15/2013................      75,000        80,438
Reddy Ice Holdings, Inc. 0.000% to
  11/01/2008 then 10.500%
  11/01/2012.......................     150,000       120,000
Smithfield Foods, Inc.
  8.000% 10/15/2009................     175,000       185,500
  7.750% 05/15/2013................     200,000       212,500
Swift & Co.
  10.125% 10/01/2009...............      50,000        51,875
  12.500% 01/01/2010...............      50,000        52,875
                                                  -----------
                                                    2,759,819
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.0%
Church & Dwight Co., Inc./Church &
  Dwight Co. 6.000% 12/15/2012.....  $  150,000   $   148,500
Jarden Corp. 9.750% 05/01/2012.....     125,000       129,375
Rayovac Corp. 8.500% 10/01/2013....      50,000        43,875
Spectrum Brands, Inc. 7.375%
  02/01/2015.......................     250,000       210,000
                                                  -----------
                                                      531,750
                                                  -----------
PERSONAL PRODUCTS - 0.7%
Playtex Products, Inc. 9.375%
  06/01/2011.......................     250,000       263,125
WH Holdings Ltd./WH Capital Corp.
  9.500% 04/01/2011................      95,000       103,075
                                                  -----------
                                                      366,200
                                                  -----------
TOTAL CONSUMER STAPLES.............                 4,275,081
                                                  -----------
ENERGY - 6.4%
ENERGY EQUIPMENT & SERVICES - 0.3%
Grant Prideco, Inc. 6.125%
  08/15/2015 (b)...................      50,000        50,125
Petroleum Helicopters, Inc.
  9.375% 05/01/2009................     100,000       105,875
                                                  -----------
                                                      156,000
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 6.1%
AmeriGas Partners L.P. 7.250%
  05/20/2015.......................     150,000       153,750
ANR Pipeline Co. 8.875%
  03/15/2010.......................      50,000        53,686
Atlas Pipeline Partners, LP
  8.125% 12/15/2015 (b)............      75,000        76,031
Chesapeake Energy Corp.
  6.875% 11/15/2020 (b)............     250,000       254,375
El Paso Production Holding Co.
  7.750% 06/01/2013................     100,000       104,250
El Paso Corp.
  6.750% 05/15/2009................     100,000        99,750
  7.800% 08/01/2031................     225,000       225,562
Holly Energy Partners L.P.
  6.250% 03/01/2015................     250,000       243,437
Inergy L.P./Inergy Finance Corp.
  6.875% 12/15/2014................     200,000       183,000
Pacific Energy Partners L.P.
  7.125% 06/15/2014................     100,000       103,500
  6.250% 09/15/2015 (b)............     100,000        99,000
Pogo Producing Co.
  6.625% 03/15/2015................     125,000       122,500
  6.875% 10/01/2017 (b)............      50,000        49,000
Range Resources Corp.
  7.375% 07/15/2013................     125,000       130,000
  6.375% 03/15/2015................     100,000        98,500
SemGroup L.P. 8.750% 11/15/2015
  (b)..............................     125,000       128,438
Swift Energy Co. 9.375%
  05/01/2012.......................     125,000       135,000
Tennessee Gas Pipeline Co.
  8.375% 06/15/2032................     560,000       638,178

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS
  (CONTINUED)
Transcontinental Gas Pipe Line
  Corp. 8.875% 07/15/2012..........  $   50,000   $    57,500
Williams Cos., Inc.
  7.625% 07/15/2019................      75,000        80,813
  7.875% 09/01/2021................     250,000       271,875
                                                  -----------
                                                    3,308,145
                                                  -----------
TOTAL ENERGY.......................                 3,464,145
                                                  -----------
FINANCIALS - 6.9%
CONSUMER FINANCE - 1.4%
General Motors Acceptance Corp.
  6.875% 09/15/2011................     350,000       319,545
  8.000% 11/01/2031................     450,000       432,188
                                                  -----------
                                                      751,733
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 4.0%
Dow Jones CDX High Yield Pass
  through Certificates Series
  2004-T3
  8.000% 06/29/2010 (b)............     450,000       460,125
Dow Jones CDX High Yield Pass
  through Certificates Series
  2005-T3
  8.250% 12/29/2010 (b)............   1,000,000     1,005,000
Global Cash Access LLC
  8.750% 03/15/2012................      81,000        86,569
Targeted Return Index Securities
  (High Yield TRAINS) 3.960%
  06/15/2015 (b)(c)................     614,634       632,574
                                                  -----------
                                                    2,184,268
                                                  -----------
REAL ESTATE - 1.5%
American Real Estate Partners, L.P.
  7.125% 02/15/2013 (b)............     150,000       150,750
CB Richard Ellis Services Inc.
  9.750% 05/15/2010................      49,000        53,655
HMH Properties Inc. 7.875%
  08/01/2008.......................      17,000        17,276
Host Marriott L.P.
  7.125% 11/01/2013................     150,000       156,750
  6.375% 03/15/2015................      50,000        50,125
Ventas Realty L.P.
  6.625% 10/15/2014................     100,000       102,750
  7.125% 06/01/2015................     175,000       184,625
  6.500% 06/01/2016 (b)............      75,000        75,750
                                                  -----------
                                                      791,681
                                                  -----------
TOTAL FINANCIALS...................                 3,727,682
                                                  -----------
HEALTH CARE - 5.9%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.6%
Accellent, Inc. 10.500% 12/01/2013
  (b)..............................     150,000       154,500
Bio-Rad Laboratories, Inc.
  6.125% 12/15/2014................     100,000        99,250
CDRV Investors, Inc. 0.000% to
  01/01/2010 then 9.625%
  01/01/2015.......................     375,000       231,563

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES
  (CONTINUED)
Fisher Scientific International
  Inc.
  6.125% 07/01/2015 (b)............  $  300,000   $   301,500
Sybron Dental Specialties, Inc.
  8.125% 06/15/2012................      75,000        79,125
                                                  -----------
                                                      865,938
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.2%
AmeriPath, Inc. 10.500%
  04/01/2013.......................     275,000       292,875
AMR HoldCo, Inc/EmCare HoldCo, Inc
  10.000% 02/15/2015 (b)...........      50,000        53,625
Concentra Operating Corp.
  9.500% 08/15/2010................     100,000       104,000
HCA Inc.
  8.750% 09/01/2010................     175,000       194,424
  6.750% 07/15/2013................     400,000       414,434
  6.375% 01/15/2015................     150,000       152,375
  7.500% 11/06/2033................     125,000       129,689
National Mentor, Inc. 9.625%
  12/01/2012.......................     125,000       131,250
Omnicare, Inc. 6.875% 12/15/2015...     125,000       127,500
Psychiatric Solutions, Inc.
  7.750% 07/15/2015................     175,000       181,563
Tenet Healthcare Corp.
  9.875% 07/01/2014................      75,000        76,313
  9.250% 02/01/2015 (b)............      75,000        74,813
Vanguard Health Holdings Co.
  9.000% 10/01/2014................     150,000       160,125
VWR International, Inc. 8.000%
  04/15/2014.......................     150,000       150,000
                                                  -----------
                                                    2,242,986
                                                  -----------
PHARMACEUTICALS - 0.1%
Leiner Health Products Inc.
  11.000% 06/01/2012...............      75,000        70,875
                                                  -----------
TOTAL HEALTH CARE..................                 3,179,799
                                                  -----------
INDUSTRIALS - 11.3%
AEROSPACE & DEFENSE - 2.0%
Alliant Techsystems Inc.
  8.500% 05/15/2011................     175,000       184,625
Argo-Tech Corp. 9.250%
  06/01/2011.......................      75,000        77,250
Hawk Corp. 8.750% 11/01/2014.......     100,000       101,500
K & F Acquisition, Inc. 7.750%
  11/15/2014.......................     125,000       126,875
L-3 Communications Corp.
  6.125% 01/15/2014................     225,000       223,875
  6.375% 10/15/2015 (b)............     225,000       225,562
TransDigm, Inc. 8.375%
  07/15/2011.......................     100,000       105,750
                                                  -----------
                                                    1,045,437
                                                  -----------
BUILDING PRODUCTS - 2.1%
Associated Materials Inc.
  9.750% 04/15/2012................      50,000        48,500
  0.000% to 03/01/2009 then 11.250%
    03/01/2014.....................     100,000        49,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
BUILDING PRODUCTS (CONTINUED)
Compass Minerals International,
  Inc.
  0.000% to 12/15/2007 then 12.750%
    to 12/15/2012..................  $   50,000   $    45,500
  0.000% to 06/01/2008 then 12.000%
    to 06/01/2013..................     100,000        87,000
Brand Services, Inc. 12.000%
  10/15/2012.......................     200,000       211,000
Goodman Global Holdings, Inc.
  7.491% 06/15/2012 (b) (c)........      50,000        49,750
  7.875% 12/15/2012 (b)............     200,000       187,000
Neenah Corp.
  11.000% 09/30/2010 (b)...........     100,000       110,000
  13.000% 09/30/2013 (b)...........      62,056        63,607
Nortek, Inc. 8.500% 09/01/2014.....      50,000        48,500
NTK Holdings, Inc. 0.000% to
  09/01/09 then 10.750% 03/01/14...     125,000        78,750
Panolam Industries International,
  Inc. 10.750% 10/01/2013 (b)......     100,000        96,750
Ply Gem Industries, Inc.
  9.000% 02/15/2012................      50,000        44,625
                                                  -----------
                                                    1,120,482
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 2.8%
Aearo Corp. 8.250% 04/15/2012......     200,000       204,000
Allied Waste North America Inc.
  8.875% 04/01/2008................     275,000       291,500
Clean Harbors, Inc. 11.250%
  07/15/2012.......................     100,000       113,000
Danka Business Systems PLC
  11.000% 06/15/2010...............      50,000        42,750
Hydrochem Industrial Services, Inc.
  9.250% 02/15/2013 (b)............     100,000        96,500
Insurance Auto Auctions, Inc.
  11.000% 04/01/2013...............     150,000       158,385
NationsRent Companies Inc.
  9.500% 10/15/2010................     100,000       109,500
Norcross Safety Products
  LLC/Norcross Capital Corp. 9.875%
  08/15/2011.......................     100,000       103,500
NSP Holdings LLC/NSP Holdings
  Capital Corp. 11.750%
  01/01/2012.......................      79,259        82,826
Safety Products Holdings, Inc.
  11.750% 01/01/2012 (b)...........      75,000        78,375
SGS International, Inc.
  12.000% 12/15/2013 (b)...........     150,000       150,996
The Brickman Group, Ltd.
  11.750% 12/15/2009...............      75,000        83,437
                                                  -----------
                                                    1,514,769
                                                  -----------
ELECTRICAL EQUIPMENT - 1.3%
ALH Finance LLC/ALH Finance Corp.
  8.500% 01/15/2013................     250,000       236,875
Coleman Cable, Inc. 9.875%
  10/01/2012.......................      75,000        61,125
ERICO International Corp.
  8.875% 03/01/2012................     125,000       129,687

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
Sensus Metering Systems Inc.
  8.625% 12/15/2013................  $  125,000   $   111,250
Superior Essex Communications
  9.000% 04/15/2012................     175,000       173,250
                                                  -----------
                                                      712,187
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.3%
Tyco International Group S.A.
  5.800% 08/01/2006................     150,000       150,649
                                                  -----------
MACHINERY - 0.8%
Amsted Industries, Inc.
  10.250% 10/15/2011 (b)...........      50,000        53,750
Case New Holland Inc. 9.250%
  08/01/2011.......................     175,000       188,125
Columbus McKinnon Corp.
  10.000% 08/01/2010...............      33,000        36,713
Rexnord Corp. 10.125% 12/15/2012...     100,000       108,000
Valmont Industries, Inc. 6.875%
  05/01/2014.......................      50,000        50,625
                                                  -----------
                                                      437,213
                                                  -----------
MARINE - 0.5%
Stena AB 9.625% 12/01/2012.........     250,000       272,813
                                                  -----------
ROAD & RAIL - 0.6%
Hertz Corp.
  8.875% 01/01/2014 (b)............     125,000       127,969
  10.500% 01/01/2016 (b)...........     175,000       181,125
                                                  -----------
                                                      309,094
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.9%
American Tire Distributors Holdings
  Inc. 10.750% 04/01/2013..........     100,000        91,000
Builders FirstSource, Inc.
  8.590% 02/15/2012 (c)............     125,000       127,812
Interline Brands, Inc. 11.500%
  05/15/2011.......................      82,000        91,840
Mueller Group, Inc. 10.000%
  05/01/2012.......................      75,000        80,063
UAP Holding Corp. 0.000% to
  01/15/2008 then 10.750%
  07/15/2012.......................     125,000       108,906
                                                  -----------
                                                      499,621
                                                  -----------
TOTAL INDUSTRIALS..................                 6,062,265
                                                  -----------
INFORMATION TECHNOLOGY - 3.9%
COMMUNICATIONS EQUIPMENT - 0.2%
Telex Communications, Inc.
  11.500% 10/15/2008...............     100,000       107,000
                                                  -----------
COMPUTERS & PERIPHERALS - 0.5%
Seagate Technology HDD Holdings
  8.000% 05/15/2009................     100,000       105,500
Smart Modular Technologies (WWH),
  Inc. 9.554% 04/01/2012 (c).......     175,000       183,750
                                                  -----------
                                                      289,250
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
IT SERVICES -- 0.9%
SunGard Data Systems Inc.
  9.125% 08/15/2013 (b)............  $  200,000   $   208,000
  10.250% 08/15/2015 (b)...........     200,000       201,000
Unisys Corp. 6.875% 03/15/2010.....     100,000        93,000
                                                  -----------
                                                      502,000
                                                  -----------
OFFICE ELECTRONICS - 0.6%
Xerox Corp.
  9.750% 01/15/2009................     175,000       194,469
  7.625% 06/15/2013................     100,000       106,000
                                                  -----------
                                                      300,469
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.6%
Freescale Semiconductor, Inc.
  7.125% 07/15/2014................     175,000       187,250
Magnachip Semiconductor
  8.000% 12/15/2014................     150,000       144,000
                                                  -----------
                                                      331,250
                                                  -----------
SOFTWARE - 1.1%
Activant Solutions, Inc.
  10.054% 04/01/2010 (b) (c).......      50,000        51,813
  10.065% 04/01/2010 (b) (c).......      50,000        51,812
  10.500% 06/15/2011...............     125,000       137,500
SS&C Technologies, Inc.
  11.750% 12/01/2013 (b)...........     125,000       128,750
UGS Corp. 10.000% 06/01/2012.......     200,000       219,000
                                                  -----------
                                                      588,875
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 2,118,844
                                                  -----------
MATERIALS - 10.7%
CHEMICALS - 4.9%
Aventine Renewable Energy
  9.870% 12/15/2011 (b) (c)........     100,000       104,000
BCP Crystal US Holdings Corp.
  9.625% 06/15/2014................     100,000       111,750
Borden US Finance Corp/Nova Scotia
  Finance ULC 9.000% 07/15/2014
  (b)..............................     200,000       199,000
Crystal US Holdings 3 LLC/Crystal
  US Sub 3 Corp. 0.000% to
  10/01/2009 then 10.500%
  10/01/2014.......................     410,000       300,325
Equistar Chemicals L.P./Equistar
  Funding Corp.
  10.125% 09/01/2008...............     175,000       190,750
  8.750% 02/15/2009................     150,000       158,625
Huntsman International LLC
  10.125% 07/01/2009...............     106,000       109,975
Invista 9.250% 05/01/2012 (b)......     150,000       160,875
Koppers Inc. 9.875% 10/15/2013.....      75,000        81,750
Lyondell Chemical Co.
  9.625% 05/01/2007................      50,000        52,437
  9.500% 12/15/2008................      59,000        62,097
  10.875% 05/01/2009...............      75,000        78,281
  10.500% 06/01/2013...............      75,000        85,594

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
CHEMICALS (CONTINUED)
Nalco Financial Holdings LLC/Nalco
  Finance Holdings Inc. 0.000% to
  02/01/2009 then 9.000%
  02/01/2014.......................  $   66,000   $    49,830
Nalco Co.
  7.750% 11/15/2011................      50,000        51,625
  8.875% 11/15/2013................     175,000       184,188
Nell AF S.A.R.L. 8.375% 08/15/2015
  (b)..............................     225,000       223,875
Polypore, Inc. 8.750% 05/15/2012...     125,000       110,625
PQ Corp. 7.500% 02/15/2013 (b).....      50,000        46,750
Union Carbide Chemical & Plastics
  Co, Inc. 7.875% 04/01/2023.......     100,000       111,344
Union Carbide Corp. 7.500%
  06/01/2025.......................      50,000        54,577
VeraSun Energy Corp.
  9.875% 12/15/2012 (b)............     125,000       127,500
                                                  -----------
                                                    2,655,773
                                                  -----------
CONSTRUCTION MATERIALS - 0.6%
Texas Industries, Inc.
  7.250% 07/15/2013 (b)............     150,000       156,375
U.S. Concrete, Inc. 8.375%
  04/01/2014.......................     150,000       150,375
                                                  -----------
                                                      306,750
                                                  -----------
CONTAINERS & PACKAGING - 3.0%
Berry Plastics Corp. 10.750%
  07/15/2012.......................     175,000       189,000
Crown Americas LLC/Crown Americas
  Capital Corp. 7.750% 11/15/2015
  (b)..............................     125,000       130,000
Graham Packaging Co., L.P./GPC
  Capital Corp. I 8.500%
  10/15/2012.......................      50,000        49,500
Graphic Packaging International
  Corp. 9.500% 08/15/2013..........     250,000       240,000
Greif, Inc. 8.875% 08/01/2012......     200,000       214,000
Jefferson Smurfit Corp. 8.250%
  10/01/2012.......................     108,000       104,220
JSG Funding PLC 9.625%
  10/01/2012.......................     150,000       150,750
Owens-Brockway Glass Container Inc.
  8.250% 05/15/2013................     150,000       155,625
  6.750% 12/01/2014................     125,000       121,875
Owens-Illinois, Inc. 8.100%
  05/15/2007.......................     125,000       128,438
Plastipak Holdings, Inc.
  8.500% 12/15/2015 (b)............      75,000        76,125
Russell-Stanley Holdings, Inc.
  9.000% 11/30/2008 (Acquired
  11/20/2001 through 05/30/2005,
  Cost $18,835) (a) (b) (e) (f)....       9,124         3,759
Stone Container Corp. 9.750%
  02/01/2011.......................      75,000        76,125
                                                  -----------
                                                    1,639,417
                                                  -----------
METALS & MINING - 0.8%
Aleris International, Inc.
  10.375% 10/15/2010...............     125,000       137,187
  9.000% 11/15/2014................      50,000        51,750
Novelis Inc. 7.250% 02/15/2015
  (b)..............................     100,000        93,750
Ryerson Tull, Inc. 9.125%
  07/15/2006.......................      75,000        76,406
United States Steel Corp.
  9.750% 05/15/2010................      63,000        68,828
                                                  -----------
                                                      427,921
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.4%
Abitibi-Consolidated, Inc.
  8.375% 04/01/2015................  $  150,000   $   144,375
Boise Cascade L.L.C./Boise Cascade
  Finance Corp.
  6.474% 10/15/2012 (c)............      50,000        49,000
  7.125% 10/15/2014................      50,000        46,875
Georgia-Pacific Corp. 7.500%
  05/15/2006.......................     150,000       151,687
Mercer International, Inc.
  9.250% 02/15/2013................     150,000       127,125
NewPage Corp. 12.000% 05/01/2013...     175,000       161,875
Tembec Industries, Inc. 8.500%
  02/01/2011.......................     125,000        70,000
                                                  -----------
                                                      750,937
                                                  -----------
TOTAL MATERIALS....................                 5,780,798
                                                  -----------
TELECOMMUNICATION SERVICES - 6.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.5%
Alaska Communications Systems
  Holdings, Inc.
  9.875% 08/15/2011................      82,000        89,585
AT&T Corp. 9.750% 11/15/2031.......     425,000       535,436
Cincinnati Bell Inc. 7.250%
  07/15/2013.......................     100,000       104,500
Citizens Communications Co.
  9.250% 05/15/2011................      50,000        55,375
  6.250% 01/15/2013................     100,000        97,250
  9.000% 08/15/2031................     100,000       101,750
Inmarsat Finance II PLC 0.000% to
  11/15/2008 then 10.375%
  11/15/2012.......................      50,000        41,937
Inmarsat Finance PLC 7.625%
  06/30/2012.......................      33,000        34,196
MCI, Inc. 8.735% 05/01/2014........     200,000       221,750
New Skies Satellites NV
  9.125% 11/01/2012................     150,000       161,063
Qwest Corp. 8.875% 03/15/2012......     750,000       849,375
Valor Telecommunications
  Enterprises, LLC/Valor
  Telecommunications Finance Corp.
  7.750% 02/15/2015................     100,000       105,000
                                                  -----------
                                                    2,397,217
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.2%
Centennial Communications Corp.
  10.000% 01/01/2013 (b)...........      75,000        76,125
Intelsat Ltd.
  8.695% 01/15/2012 (b) (c)........     100,000       102,125
  8.625% 01/15/2015 (b)............      75,000        76,125
Nextel Communications, Inc.
  7.375% 08/01/2015................     275,000       290,439

                                        FACE         FAIR
CORPORATE BONDS - 94.0%                AMOUNT        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  (CONTINUED)
Rogers Wireless Inc.
  6.995% 12/15/2010 (c)............  $   75,000   $    77,813
  8.000% 12/15/2012................     100,000       106,375
  6.375% 03/01/2014................     300,000       302,250
  7.500% 03/15/2015................      50,000        54,250
US Unwired, Inc. 10.000%
  06/15/2012.......................     100,000       113,000
                                                  -----------
                                                    1,198,502
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 3,595,719
                                                  -----------
UTILITIES - 5.0%
ELECTRIC UTILITIES - 3.0%
Edison Mission Energy 9.875%
  04/15/2011.......................     425,000       497,781
Nevada Power Co.
  6.500% 04/15/2012................     200,000       206,000
  9.000% 08/15/2013................     114,000       126,113
  5.875% 01/15/2015................      50,000        49,866
PSEG Energy Holdings Inc.
  10.000% 10/01/2009...............     325,000       359,125
Sierra Pacific Resources
  6.750% 08/15/2017 (b)............     150,000       150,000
Texas Genco LLC 6.875% 12/15/2014
  (b)..............................     225,000       244,688
                                                  -----------
                                                    1,633,573
                                                  -----------
GAS UTILITIES - 0.1%
SEMCO Energy, Inc. 7.125%
  05/15/2008.......................      50,000        51,063
                                                  -----------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS - 0.3%
Mirant North America LLC
  7.375% 12/31/2013 (b)............     150,000       152,438
                                                  -----------
MULTI-UTILITIES - 1.6%
CMS Energy Corp. 7.500%
  01/15/2009.......................     200,000       207,000
FPL Energy National Wind Portfolio
  6.125% 03/25/2019 (b)............      97,390        95,506
NorthWestern Corp. 5.875%
  11/01/2014.......................     150,000       151,032
NRG Energy, Inc. 8.000%
  12/15/2013.......................     131,000       146,720
Reliant Energy, Inc.
  9.500% 07/15/2013................     150,000       151,125
  6.750% 12/15/2014................      50,000        43,875
TECO Energy, Inc. 6.750%
  05/01/2015.......................      50,000        52,000
                                                  -----------
                                                      847,258
                                                  -----------
TOTAL UTILITIES....................                 2,684,332
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $50,250,495)...............               $50,730,345
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                        FACE         FAIR
CONVERTIBLE BONDS - 0.2%               AMOUNT        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.2%
SOFTWARE -- 0.2%
Magna Entertainment Corp. 7.250%
  12/15/2009.......................  $  100,000   $   103,375
                                                  -----------
TOTAL CONVERTIBLE BONDS
  (COST $98,772)...................               $   103,375
                                                  -----------

                                                     FAIR
PREFERRED STOCKS - 0.1%                SHARES        VALUE
-------------------------------------------------------------
CONSUMER STAPLES - 0.1%
FOOD & STAPLES RETAILING - 0.1%
GNC Corp. (a)......................          75   $    61,688
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $75,450)...................               $    61,688
                                                  -----------

                                                     FAIR
COMMON STOCKS - 0.1%                   SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
NTL Inc. (a).......................         203   $    13,820
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                    13,820
                                                  -----------
CONSUMER STAPLES - 0.1%
FOOD PRODUCTS - 0.1%
B&G Foods Inc. ....................       2,685        38,986
                                                  -----------
TOTAL CONSUMER STAPLES.............                    38,986
                                                  -----------
MATERIALS - 0.0%
CHEMICALS - 0.0%
General Chemical Ind. Products
  (Acquired 06/24/2004, Cost
  $19,773) (a)(b)(f)...............          17         5,422
                                                  -----------
TOTAL MATERIALS....................                     5,422
                                                  -----------
TELECOMMUNICATION SERVICES - 0.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.0%
Viatel Holding Ltd. (a)............         796            32
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                        32
                                                  -----------
TOTAL COMMON STOCKS
  (COST $265,270)..................               $    58,260
                                                  -----------

                                                     FAIR
WARRANTS - 0.0%                        SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
XM Satellite Radio, Inc.
  Expiration: March, 2010, Exercise
    Price: $45.24 (a)..............          50   $     2,375
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                     2,375
                                                  -----------

                                                     FAIR
WARRANTS - 0.0%                        SHARES        VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.0%
BUILDING PRODUCTS - 0.0%
ACP Holdings Co.
  Expiration: September, 2013,
    Exercise Price: $0.01 (Acquired
    10/09/2003, Cost $0) (a)(b)(f)        9,945   $    19,144
                                                  -----------
TOTAL INDUSTRIALS..................                    19,144
                                                  -----------
MATERIALS - 0.0%
CHEMICALS - 0.0%
General Chemical Warrant
  Expiration: June, 2010, Exercise
  Price: $195.43 (Acquired
  06/24/04, Cost $19,907)
  (a)(b)(f)........................          10         1,235
Pliant Corp.
  Expiration: June, 2010, Exercise
    Price: $0.01 (a)(b)(f).........          75             1
                                                  -----------
TOTAL MATERIALS....................                     1,236
                                                  -----------
TOTAL WARRANTS
  (COST $19,907)...................               $    22,755
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 3.7%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $1,972,000   $ 1,972,000
                                                  -----------
  Repurchase price $1,972,712
  Collateralized by:
    Freddie Mac Mortgage Back
    Series #2694 5.869% 10/15/33
    Fair Value: $662,624
    Fannie Mae Loan Pool #682317
    4.500% 8/01/33
    Fair Value: $1,348,727
TOTAL REPURCHASE AGREEMENTS
  (COST $1,972,000)................               $ 1,972,000
                                                  -----------
TOTAL INVESTMENTS - 98.1%
  (COST $52,681,894) (D)...........               $52,948,423
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.9%...............                 1,037,424
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $53,985,847
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $10,753,688 or 19.9% of the Portfolio's net assets. Unless noted otherwise, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c) Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at period end.
(d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(e)  Represents a security that is in default.
(f) Represents a security deemed to be illiquid. At period end, the value of illiquid securities in the Portfolio totaled
     $29,561 or 0.05% of the Portfolio's net assets.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $52,681,894)......................  $52,948,423
  Receivable for securities sold............      127,007
  Dividends and accrued interest
    receivable..............................      990,504
  Prepaid expenses and other assets.........        1,456
                                              -----------
    Total assets............................   54,067,390
                                              -----------
Liabilities:
  Cash overdraft............................        3,767
  Payable for fund shares redeemed..........       21,495
  Payable for investment management
    services................................       33,748
  Accrued custody expense...................          424
  Accrued professional fees.................        7,521
  Accrued accounting fees...................       11,185
  Accrued printing and proxy fees...........        3,403
                                              -----------
    Total liabilities.......................       81,543
                                              -----------
Net assets..................................  $53,985,847
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,362,386
  Paid-in capital in excess of par value....   47,294,836
  Accumulated net realized losses on
    investments.............................   (3,155,610)
  Net unrealized appreciation on
    investments.............................      266,529
  Undistributed net investment income.......    3,217,706
                                              -----------
Net assets..................................  $53,985,847
                                              ===========
Shares outstanding..........................    6,362,386
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      8.49
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $ 3,655,476
  Dividends..................................       11,326
  Other......................................       12,611
                                               -----------
    Total investment income..................    3,679,413
                                               -----------
Expenses:
  Management fees............................      350,731
  Custodian fees.............................        4,182
  Directors' fees............................        3,053
  Professional fees..........................       10,906
  Accounting fees............................       75,356
  Printing and proxy fees....................        7,629
  Other......................................          834
                                               -----------
    Total expenses...........................      452,691
                                               -----------
    Net investment income....................    3,226,722
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................      273,917
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (2,063,627)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................   (1,789,710)
                                               -----------
    Change in net assets from operations.....  $ 1,437,012
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $ 3,226,722     $ 2,513,707
  Net realized gains (losses) on investments................      273,917         517,785
  Change in unrealized appreciation/depreciation on
    investments.............................................   (2,063,627)        648,401
                                                              -----------     -----------
    Change in net assets from operations....................    1,437,012       3,679,893
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............   (2,536,738)       (128,169)
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................   16,278,815      14,116,919
  Received from dividends reinvested........................    2,536,738         128,169
  Paid for shares redeemed..................................   (5,745,772)     (4,070,866)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   13,069,781      10,174,222
                                                              -----------     -----------
      Change in net assets..................................   11,970,055      13,725,946
Net Assets:
  Beginning of year.........................................   42,015,792      28,289,846
                                                              -----------     -----------
  End of year...............................................  $53,985,847     $42,015,792
                                                              ===========     ===========
  Undistributed net investment income.......................  $ 3,217,706     $ 2,565,940
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005       2004       2003       2002       2001
                                                              ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $ 8.65     $ 7.84     $ 6.88     $ 7.32     $ 8.02
Investment activities:
  Net investment income.....................................    0.60(b)    0.52       0.59(b)    0.63       1.03(a)
  Net realized and unrealized gains (losses) on
    investments.............................................   (0.34)      0.32       0.94      (0.36)     (0.70)(a)
                                                              ------     ------     ------     ------     ------
      Total from investment activities......................    0.26       0.84       1.53       0.27       0.33
                                                              ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................   (0.42)     (0.03)     (0.57)     (0.59)     (1.03)
  Return of capital distributions...........................      --         --         --      (0.12)        --
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.42)     (0.03)     (0.57)     (0.71)     (1.03)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year................................  $ 8.49     $ 8.65     $ 7.84     $ 6.88     $ 7.32
                                                              ======     ======     ======     ======     ======
Total return................................................    2.99%     10.67%     22.78%      3.98%      4.27%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 54.0     $ 42.0     $ 28.3     $ 17.4     $ 16.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................    0.97%      0.93%      1.04%      1.09%      1.15%
      Net investment income.................................    6.89%      7.20%      7.88%      9.36%      8.64%(a)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
    Expenses................................................    0.97%      0.93%      1.04%      1.12%      1.15%
    Portfolio turnover rate.................................      36%        40%        47%        46%        41%

--------------------------------------------------------------------------------

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.91
         Net realized and unrealized gains (losses)..................  $ (.58)
         Net investment income ratio.................................    7.01%

(b) Calculated using the average daily shares method.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small-cap growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     2.62%
Five year                                   -3.16%
Since inception (5/1/98)                     9.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Capital Growth Portfolio returned 2.62% versus 4.15% for the current benchmark, the Russell 2000 Growth Index.

In 2005, we were hurt most by our Consumer Discretionary exposure, where we lagged due in large part to poor returns in our retail, casinos and gambling and household furnishings holdings. Our poorest performers in the sector were A.C. Moore Arts & Crafts, Inc., Shuffle Master, Inc., Alliance Gaming Corp. and Tempur-Pedic International, Inc.(1)

For the year, our top-performing sectors were Energy and Materials. In the Energy sector, we were slightly overweight and outperformed the benchmark. Strong oil and natural-gas demand pushed commodity prices to all-time highs, and energy stocks Patterson-UTI Energy, Inc. and Unit Corp. reaped the benefits. Aluminum producer Aleris International, Inc. was our best performer in the Materials sector.(1)

Our five top-contributing stocks for the year were Aleris International, Patterson-UTI Energy, Inc., Unit Corp., Global Payments Inc. and Respironics, Inc. Our five biggest detractors were Martek Bisciences Corp., Tempur-Pedic International, Inc., Direct General Corp., Duratek, Inc. and First Bancorp of Puerto Rico.(1)

Notably, during the second half of the year small-cap growth stocks outperformed small-cap value stocks. This follows four out of the past five years of value outperformance. On a relative-valuation basis, small-cap growth stocks are trading at a historical discount to small-cap value stocks in terms of price-to-earnings, price-to-book, price-to-sales and P/E-to-growth ratios. We believe this bodes well for growth vs. value in the small-cap market segment heading into 2006.

Although the Energy space had a slight correction during the fourth quarter, it remained the best-performing sector in the market during 2005. We think we are in a long cycle of strong earnings and cash-flow growth for almost all parts of the energy market. And while this sector was the strongest-performing in the market last year, all that has really happened in our view is that stock prices have appreciated along with earnings increases.

Our basic investing methodology has not changed. We seek to capture the long-term capital appreciation potential of small, rapidly growing, under-researched companies. Since the small-capitalization sector historically has been less efficient than the large-cap sector, we believe that conducting extensive proprietary research on companies that are not widely followed or owned institutionally should enable us to capitalize on market inefficiencies. We search for companies that we believe are reasonably priced with accelerating and sustainable earnings growth. We are bottom-up stock pickers; however, we are always mindful of the current market environment in our security-selection process.

In 2005, the Federal Reserve continued to raise short-term interest rates. Meanwhile, long-term rates have remained low. Banks, which earn lower margins on their lending activities as the spread between short-term rates and long-term rates narrows, are most affected by this situation. We continue to avoid banks and thrifts and instead have focused our attention on fee-based financial-services firms (e.g., Global Payments, Inc.).(1)

There are potential risks of slowing consumer spending stemming from the prospect of higher long-term interest rates (and energy prices). To help alleviate those risks, we will continue to focus our stock selection in the consumer space on companies with unique consumer propositions, strong growth opportunities, expanding profitability and attractive valuations.

In the fourth quarter of 2005 the Federal Reserve once again boosted the federal funds rate by a quarter-point to a 4 1/2 - year high of 4.25 percent. The Fed suggested it may raise rates at least once more to prevent the economy from over-

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

heating, though it did leave open the possibility that more increases may not be necessary.

Surveys suggest consumer confidence recently has risen to pre-Katrina levels. While we were not surprised to see some bounce-back in confidence levels as gas returned to more normal levels following the post-hurricane spike, we were encouraged that the employment landscape was also a key factor in consumers' improving sentiment. We see job growth as one of the few factors supporting higher consumer spending in 2006. In this environment, we continue to prefer companies exposed to the higher-end consumer (e.g., Blue Nile, Inc.) and companies providing goods and services that are typically viewed as staples (e.g., Waste Connections, Inc.) rather than discretionary items.(1)

Companies are increasingly relying on managed-care and disease-management firms to help them manage health care costs for their employees. We believe the pricing leverage and demand for both managed-care and disease-management companies (e.g., Centene Corp.) will continue to increase and allow those companies to generate superior returns over the next year or more. Further, we believe the Medicare and Medicaid programs also will continue to turn to these same companies for help in managing their costs.(1)

We believe both the exploration-and-production and the oilfield-service (e.g., Patterson-UTI Energy, Inc.) segments of the Energy sector will continue to do well as commodity prices should remain strong due to rising geopolitical risks (e.g., Iran). In the Materials sector, companies with exposure to housing will likely see a slowdown in activity. On the other hand, we believe companies with aerospace exposure could see strong demand in the coming years, given a strong recent increase in orders for new airplanes.(1)

The Federal Reserve recently indicated that it may be nearing the end of its rate-rising cycle. Energy prices are high, but we believe they will at least stabilize in the near term. These positive factors provide a fairly good economic backdrop which, in our opinion, could continue through the first quarter of 2006.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                           CAPITAL GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)            RUSSELL 2000 GROWTH INDEX
                                                           -----------------------------------      -------------------------
5/1/98                                                                     10000                               10000
                                                                            9706                                9547
12/98                                                                    10339.8                             9165.12
                                                                         18424.5                             10340.1
12/99                                                                    31281.1                             13115.4
                                                                         34359.2                             13276.7
12/00                                                                    23144.3                             10173.9
                                                                         21707.1                             10189.2
12/01                                                                    19762.1                             9244.65
                                                                         14110.2                              7640.7
12/02                                                                    11451.8                             6446.46
                                                                         13664.3                             7692.56
12/03                                                                    16044.6                             9574.93
                                                                           17341                             10117.8
12/04                                                                    19206.9                             10943.4
                                                                         18905.2                             10551.7
12/05                                                                      19710                               11399

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)


 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                    % of Net Assets
Common Stocks (3)                              97.7
Repurchase Agreements Less Net
  Liabilities                                   2.3
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                      % of Net Assets
 1.  Aleris International, Inc.                   4.3
 2.  Unit Corp.                                   3.2
 3.  FactSet Research Systems, Inc.               3.1
 4.  Genesco, Inc.                                3.1
 5.  Global Payments, Inc.                        2.7
 6.  Respironics, Inc.                            2.7
 7.  ANSYS, Inc.                                  2.6
 8.  Waste Connections, Inc.                      2.5
 9.  Universal Electronics, Inc.                  2.3
10.  Patterson-UTI Energy, Inc.                   2.3

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                       % of Net Assets
        Information Technology                                                    28.0
        Health Care                                                               20.8
        Consumer Discretionary                                                    17.7
        Industrials                                                               12.3
        Energy                                                                     7.3
        Materials                                                                  4.3
        Financials                                                                 3.8
        Consumer Staples                                                           1.9
        Telecommunication Services                                                 1.6
                                                                       ---------------
                                                                                  97.7
                                                                       ===============

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.7%
AUTO COMPONENTS - 0.3%
Gentex Corp. ......................       5,130   $   100,035
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -5.2%
Nevada Gold & Casinos, Inc. (a)....      11,000       114,290
Red Robin Gourmet Burgers, Inc.
  (a)..............................       9,325       475,202
Shuffle Master, Inc. (a)...........      23,487       590,463
Vail Resorts, Inc. (a).............       8,500       280,755
                                                  -----------
                                                    1,460,710
                                                  -----------
HOUSEHOLD DURABLES - 3.1%
Tempur-Pedic International, Inc.
  (a)..............................      18,900       217,350
Universal Electronics, Inc. (a)....      38,075       656,032
                                                  -----------
                                                      873,382
                                                  -----------
INTERNET & CATALOG RETAIL - 0.8%
Blue Nile, Inc. (a)................       5,650       227,751
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.5%
SCP Pool Corp. ....................      11,625       432,683
                                                  -----------
MEDIA - 0.8%
Entravision Communications Corp.
  (a)..............................      30,065       214,063
                                                  -----------
SPECIALTY RETAIL - 6.0%
A.C. Moore Arts & Crafts, Inc.
  (a)..............................       9,775       142,226
Build-A-Bear Workshop (a)..........      11,825       350,493
Cabela's, Inc. (a).................      19,050       316,230
Genesco, Inc. (a)..................      22,550       874,715
                                                  -----------
                                                    1,683,664
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 4,992,288
                                                  -----------
CONSUMER STAPLES - 1.9%
FOOD PRODUCTS - 1.9%
Delta & Pine Land Co. .............      23,000       529,230
                                                  -----------
TOTAL CONSUMER STAPLES.............                   529,230
                                                  -----------
ENERGY - 7.3%
ENERGY EQUIPMENT & SERVICES - 7.3%
Core Laboratories N.V. (a).........       7,825       292,342
Patterson-UTI Energy, Inc. ........      19,725       649,939
TETRA Technologies, Inc. (a).......       7,162       218,584
Unit Corp. (a).....................      16,475       906,619
                                                  -----------
TOTAL ENERGY.......................                 2,067,484
                                                  -----------
FINANCIALS - 3.8%
CONSUMER FINANCE - 1.8%
Cash America International,
  Inc. ............................      21,525       499,165
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 0.4%
Primus Guaranty Ltd. (a)...........       9,190       119,930
                                                  -----------
INSURANCE - 1.2%
Philadelphia Consolidated Holding
  Co. (a)..........................       3,650       352,918
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.4%
BankAtlantic Bancorp, Inc. ........       7,525       105,350
                                                  -----------
TOTAL FINANCIALS...................                 1,077,363
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - 20.8%
BIOTECHNOLOGY - 2.4%
ARIAD Pharmaceuticals, Inc. (a)....      31,950   $   186,908
deCODE genetics, Inc. (a)..........      43,500       359,310
Dendreon Corp. (a).................      22,350       121,137
                                                  -----------
                                                      667,355
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 8.2%
American Medical Systems Holdings,
  Inc. (a).........................      33,100       590,173
Arrow International, Inc. .........       7,500       217,425
DJ Orthopedics, Inc. (a)...........       9,750       268,905
Respironics, Inc. (a)..............      20,325       753,448
SurModics, Inc. (a)................       7,400       273,726
Thoratec Corp. (a).................      10,000       206,900
                                                  -----------
                                                    2,310,577
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 8.4%
American Healthways, Inc. (a)......      13,675       618,794
Centene Corp. (a)..................      23,875       627,674
Eclipsys Corp. (a).................      17,025       322,283
Horizon Health Corp. (a)...........      24,650       557,829
Per-Se Technologies, Inc. (a)......      10,775       251,704
                                                  -----------
                                                    2,378,284
                                                  -----------
PHARMACEUTICALS - 1.8%
Connetics Corp. (a)................      11,350       164,007
Medicis Pharmaceutical Corp. ......      10,275       329,314
                                                  -----------
                                                      493,321
                                                  -----------
TOTAL HEALTH CARE..................                 5,849,537
                                                  -----------
INDUSTRIALS - 12.3%
COMMERCIAL SERVICES &
  SUPPLIES - 7.0%
Corrections Corp. of America (a)...      11,625       522,776
Duratek, Inc. (a)..................      24,870       371,309
Resources Connection, Inc. (a).....      14,375       374,613
Waste Connections, Inc. (a)........      20,737       714,597
                                                  -----------
                                                    1,983,295
                                                  -----------
ELECTRICAL EQUIPMENT - 1.8%
General Cable Corp. (a)............      25,950       511,215
                                                  -----------
MACHINERY - 3.5%
Actuant Corp. .....................       9,225       514,755
Bucyrus International, Inc. - Class
  A................................       8,875       467,712
                                                  -----------
                                                      982,467
                                                  -----------
TOTAL INDUSTRIALS..................                 3,476,977
                                                  -----------
INFORMATION TECHNOLOGY - 28.0%
COMMUNICATIONS EQUIPMENT - 3.0%
Avocent Corp. (a)..................       6,225       169,258
Ixia (a)...........................      14,275       210,984
Tekelec (a)........................      32,750       455,225
                                                  -----------
                                                      835,467
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.3%
Applied Films Corp. (a)............      21,975   $   456,421
McDATA Corp. (a)...................     123,050       467,590
                                                  -----------
                                                      924,011
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 5.6%
Dolby Laboratories, Inc. (a).......      23,725       404,511
Littelfuse, Inc. (a)...............       4,630       126,168
OYO Geospace Corp. (a).............      10,655       303,241
Photon Dynamics, Inc. (a)..........      13,100       239,468
RadiSys Corporation (a)............      29,500       511,530
                                                  -----------
                                                    1,584,918
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.2%
eCollege.com, Inc. (a).............      10,625       191,569
Internet Capital Group, Inc. (a)...      16,475       135,424
                                                  -----------
                                                      326,993
                                                  -----------
IT SERVICES - 2.7%
Global Payments, Inc. .............      16,350       762,074
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 3.9%
Advanced Energy Industries, Inc.
  (a)..............................      27,700       327,691
ATMI, Inc. (a).....................       4,875       136,354
Integrated Device Technology, Inc.
  (a)..............................      48,100       633,958
                                                  -----------
                                                    1,098,003
                                                  -----------
SOFTWARE - 8.3%
ANSYS, Inc. (a)....................      16,950       723,595
Datastream Systems, Inc. (a).......      67,181       581,116
FactSet Research Systems, Inc. ....      21,412       881,318
Netsmart Technologies, Inc. (a)....      13,300       167,713
                                                  -----------
                                                    2,353,742
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 7,885,208
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 4.3%
METALS & MINING - 4.3%
Aleris International, Inc. (a).....      37,150   $ 1,197,716
                                                  -----------
TOTAL MATERIALS....................                 1,197,716
                                                  -----------
TELECOMMUNICATION SERVICES - 1.6%
WIRELESS TELECOMMUNICATION
  SERVICES - 1.6%
EMS Technologies, Inc. (a).........      24,800       438,960
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   438,960
                                                  -----------
TOTAL COMMON STOCKS
  (COST $22,011,732)...............               $27,514,763
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 3.2%           AMOUNT        VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006........  $  901,000   $   901,000
                                                  -----------
 Repurchase price $901,325
 Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $302,751
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $616,229
TOTAL REPURCHASE AGREEMENTS
  (COST $901,000)..................               $   901,000
                                                  -----------
TOTAL INVESTMENTS - 100.9%
  (COST $22,912,732) (B)...........               $28,415,763
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.9)%..................                  (239,920)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $28,175,843
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.
Footnotes:

  (a) Non-Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $22,912,732)......................  $ 28,415,763
  Cash......................................           115
  Receivable for securities sold............       102,931
  Dividends and accrued interest
    receivable..............................           880
  Prepaid expenses and other assets.........           829
                                              ------------
    Total assets............................    28,520,518
                                              ------------
Liabilities:
  Payable for securities purchased..........       159,205
  Payable for fund shares redeemed..........       150,744
  Payable for investment management
    services................................        22,101
  Accrued custody expense...................           231
  Accrued professional fees.................         7,521
  Accrued accounting fees...................         2,644
  Accrued printing and proxy fees...........         2,229
                                              ------------
    Total liabilities.......................       344,675
                                              ------------
Net assets..................................  $ 28,175,843
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,597,510
  Paid-in capital in excess of par value....    41,720,167
  Accumulated net realized losses on
    investments.............................   (20,644,865)
  Net unrealized appreciation on
    investments.............................     5,503,031
                                              ------------
Net assets..................................  $ 28,175,843
                                              ============
Shares outstanding..........................     1,597,510
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $      17.64
                                              ============

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $    20,534
  Dividends..................................       51,599
                                               -----------
    Total investment income..................       72,133
                                               -----------
Expenses:
  Management fees............................      255,233
  Custodian fees.............................        2,639
  Directors' fees............................        1,808
  Professional fees..........................       10,163
  Accounting fees............................       17,495
  Printing and proxy fees....................        3,993
  Other......................................          855
                                               -----------
    Total expenses...........................      292,186
                                               -----------
    Net investment loss......................     (220,053)
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    2,178,112
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,298,744)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................      879,368
                                               -----------
    Change in net assets from operations.....  $   659,315
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment loss.......................................  $  (220,053)    $  (208,711)
  Net realized gains (losses) on investments................    2,178,112         144,471
  Change in unrealized appreciation/depreciation on
    investments.............................................   (1,298,744)      5,167,903
                                                              -----------     -----------
    Change in net assets from operations....................      659,315       5,103,663
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    4,270,960       4,216,340
  Paid for shares redeemed..................................   (6,769,070)     (5,916,772)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   (2,498,110)     (1,700,432)
                                                              -----------     -----------
      Change in net assets..................................   (1,838,795)      3,403,231
Net Assets:
  Beginning of year.........................................   30,014,638      26,611,407
                                                              -----------     -----------
  End of year...............................................  $28,175,843     $30,014,638
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2005       2004       2003       2002        2001
                                                              ------     ------     ------     -------     -------
Per share operating performance:
Net asset value, beginning of year..........................  $17.19     $14.36     $10.25     $ 17.69     $ 20.68
Investment activities:
  Net investment loss.......................................   (0.14)     (0.12)     (0.11)      (0.14)      (0.13)
  Net realized and unrealized gains (losses) on
    investments.............................................    0.59       2.95       4.22       (7.30)      (2.86)
                                                              ------     ------     ------     -------     -------
      Total from investment activities......................    0.45       2.83       4.11       (7.44)      (2.99)
                                                              ------     ------     ------     -------     -------
Net asset value, end of year................................  $17.64     $17.19     $14.36     $ 10.25     $ 17.69
                                                              ======     ======     ======     =======     =======
Total return................................................    2.62%     19.71%     40.10%     (42.06)%    (14.46)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $ 28.2     $ 30.0     $ 26.6     $  19.7     $  37.6
  Ratios to average net assets:
    Expenses................................................    1.03%      1.03%      1.11%       1.11%       1.06%
    Net investment loss.....................................   (0.78)%    (0.74)%    (0.89)%     (1.02)%     (0.76)%
  Portfolio turnover rate...................................      52%        64%       236%        160%        142%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a NON-DIVERSIFIED portfolio.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     1.44%
Five year                                   -6.99%
Since inception (5/1/00)                   -14.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Nasdaq-100 Index Portfolio returned 1.44% versus 1.90% for the current benchmark, the Nasdaq 100 Index.

The correlation to the index for the year was 99.33%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Nasdaq-100 Index Tracking Stock shares
(QQQQ). Nasdaq-100 Index Tracking Stock shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq 100 Index. At year end, 12.8% of the Portfolio was invested in these shares.(1)

The top five stock holdings at year end were Microsoft Corp., QUALCOMM, Inc., Apple Computer, Inc., Intel Corp., and Google, Inc. The largest contributors to the index return for 2005 were Apple Computer, Inc., Amgen, Inc., Gilead Sciences, Inc., Teva Pharmaceutical Industries, Ltd., and SanDisk Corp. The largest detractors for the index in 2005 were eBay, Inc., Dell, Inc., Biogen Idec, Inc., Symantec Corp., and Comcast Corp.(1)

Going forward into 2006, economic expectations are similar to 2005. On the positive side, the Federal Reserve has signaled that they are close to the end of a tightening cycle. However, some concerns for the equity market in 2006 include the flattening/inverting of the yield curve, high energy prices, a cooling housing market, and geopolitical events.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                NASDAQ-100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)           NASDAQ 100 INDEX
                                                            ----------------------------------           ----------------
5/1/00                                                                      10000                              10000
                                                                             9852                               9828
12/00                                                                     6089.52                            6115.96
                                                                          4732.78                            4781.46
12/01                                                                     4100.48                            4114.45
                                                                          2719.85                            2744.34
12/02                                                                     2569.98                            2570.62
                                                                          3119.96                            3141.55
12/03                                                                      3799.8                            3842.75
                                                                          3919.87                            3973.79
12/04                                                                     4179.76                            4255.53
                                                                          3849.78                            3928.41
12/05                                                                        4240                            4336.33

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                    % of Net Assets
Common Stocks (3)                              86.7
Exchange Traded Funds                          12.8
Short-Term Notes
  Less Net Liabilities                          0.5
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                      % of Net Assets
 1.  Nasdaq-100 Index Tracking Stock             12.9
 2.  Microsoft Corp.                              5.9
 3.  QUALCOMM, Inc.                               5.3
 4.  Apple Computer, Inc.                         5.2
 5.  Intel Corp.                                  3.3
 6.  Google, Inc. Class A                         3.1
 7.  Amgen, Inc.                                  2.8
 8.  eBay, Inc.                                   2.8
 9.  Cisco Systems, Inc.                          2.3
10.  Starbucks Corp.                              2.0

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    52.1
      Consumer Discretionary                                                    16.1
      Health Care                                                               12.5
      Industrials                                                                3.1
      Consumer Staples                                                           1.4
      Telecommunication Services                                                 0.8
      Energy                                                                     0.4
      Materials                                                                  0.3
                                                                     ---------------
                                                                                86.7
                                                                     ===============

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 86.7%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 16.1%
DIVERSIFIED CONSUMER SERVICES - 0.7%
Apollo Group, Inc. Class A (a).......     3,450   $   208,587
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 2.3%
Starbucks Corp. (a)..................    20,700       621,207
Wynn Resorts Ltd. (a)................     2,100       115,185
                                                  -----------
                                                      736,392
                                                  -----------
HOUSEHOLD DURABLES - 0.4%
Garmin Ltd. .........................     1,950       129,383
                                                  -----------
INTERNET & CATALOG RETAIL - 4.7%
Amazon.com Inc. (a)..................     5,325       251,074
eBay, Inc. (a).......................    20,185       873,001
Expedia, Inc. (a)....................     6,625       158,735
IAC/InterActiveCorp (a)..............     6,452       182,656
                                                  -----------
                                                    1,465,466
                                                  -----------
MEDIA - 4.5%
Comcast Corp. Class A (a)............    18,465       479,351
Discovery Holding Co. (a)............     4,600        69,690
EchoStar Communications Corp. (a)....     4,235       115,065
Lamar Advertising Co. (a)............     1,675        77,284
Liberty Global, Inc. (a).............     4,675       105,188
NTL Inc. (a).........................     1,800       122,544
Pixar (a)............................     2,315       122,047
Sirius Satellite Radio, Inc. (a).....    27,900       186,930
XM Satellite Radio Holdings, Inc. -
  Class A (a)........................     4,425       120,714
                                                  -----------
                                                    1,398,813
                                                  -----------
MULTILINE RETAIL - 1.2%
Sears Holdings Corp. (a).............     3,250       375,472
                                                  -----------
SPECIALTY RETAIL - 2.3%
Bed Bath & Beyond, Inc. (a)..........     7,725       279,259
PETsMart, Inc. ......................     2,750        70,565
Ross Stores, Inc. ...................     2,755        79,619
Staples, Inc. .......................     9,500       215,745
Urban Outfitters, Inc. (a)...........     3,325        84,156
                                                  -----------
                                                      729,344
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               5,043,457
                                                  -----------
CONSUMER STAPLES - 1.4%
FOOD & STAPLES RETAILING - 1.4%
Costco Wholesale Corp. ..............     4,810       237,951
Whole Foods Market, Inc. ............     2,600       201,214
                                                  -----------
TOTAL CONSUMER STAPLES...............                 439,165
                                                  -----------
ENERGY - 0.4%
ENERGY EQUIPMENT & SERVICES - 0.4%
Patterson-UTI Energy, Inc. ..........     3,375       111,206
                                                  -----------
TOTAL ENERGY.........................                 111,206
                                                  -----------

                                                     FAIR
COMMON STOCKS - 86.7%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE - 12.5%
BIOTECHNOLOGY - 8.7%
Amgen, Inc. (a)......................    11,147   $   879,052
Biogen Idec, Inc. (a)................     7,150       324,109
Celgene Corp. (a)....................     3,250       210,600
Chiron Corp. (a).....................     5,100       226,746
Genzyme Corp. (a)....................     6,275       444,145
Gilead Sciences, Inc. (a)............     8,725       459,197
MedImmune, Inc. (a)..................     5,095       178,427
                                                  -----------
                                                    2,722,276
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.0%
Biomet, Inc. ........................     6,500       237,705
DENTSPLY International, Inc. ........     1,450        77,850
                                                  -----------
                                                      315,555
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 1.2%
Express Scripts, Inc. (a)............     2,525       211,595
Lincare Holdings, Inc. (a)...........     1,825        76,486
Patterson Cos., Inc. (a).............     2,555        85,337
                                                  -----------
                                                      373,418
                                                  -----------
PHARMACEUTICALS - 1.6%
Sepracor, Inc. (a)...................     2,000       103,200
Teva Pharmaceutical Industries,
  Ltd. - ADR.........................     9,360       402,574
                                                  -----------
                                                      505,774
                                                  -----------
TOTAL HEALTH CARE....................               3,917,023
                                                  -----------
INDUSTRIALS - 3.1%
AIR FREIGHT & LOGISTICS - 0.8%
C.H. Robinson Worldwide, Inc. .......     3,275       121,273
Expeditors International of
  Washington, Inc. ..................     2,025       136,708
                                                  -----------
                                                      257,981
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Cintas Corp. ........................     3,900       160,602
Monster Worldwide, Inc. (a)..........     2,425        98,989
                                                  -----------
                                                      259,591
                                                  -----------
ELECTRICAL EQUIPMENT - 0.3%
American Power Conversion Corp. .....     3,800        83,600
                                                  -----------
MACHINERY - 0.8%
PACCAR, Inc. ........................     3,662       253,520
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.4%
Fastenal Co. ........................     2,800       109,732
                                                  -----------
TOTAL INDUSTRIALS....................                 964,424
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 86.7%                   SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 52.1%
COMMUNICATIONS EQUIPMENT - 10.0%
Cisco Systems, Inc. (a)..............    42,475   $   727,172
Comverse Technology, Inc. (a)........     4,055       107,822
JDS Uniphase Corp. (a)...............    36,610        86,400
Juniper Networks, Inc. (a)...........     7,175       160,002
LM Ericsson Telephone Co. - ADR......     2,475        85,140
QUALCOMM, Inc. ......................    38,395     1,654,057
Research In Motion Ltd. (a)..........     3,700       244,237
Tellabs, Inc. (a)....................     4,950        53,955
                                                  -----------
                                                    3,118,785
                                                  -----------
COMPUTERS & PERIPHERALS - 8.5%
Apple Computer, Inc. (a).............    22,745     1,635,138
Dell, Inc. (a).......................    16,750       502,332
Network Appliance, Inc. (a)..........     7,535       203,445
SanDisk Corp. (a)....................     3,275       205,736
Sun Microsystems, Inc. (a)...........    28,745       120,442
                                                  -----------
                                                    2,667,093
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.7%
CDW Corp. ...........................     1,605        92,400
Flextronics International Ltd. (a)...    12,050       125,802
                                                  -----------
                                                      218,202
                                                  -----------
INTERNET SOFTWARE & SERVICES - 5.1%
Google, Inc. Class A (a).............     2,350       974,921
VeriSign, Inc. (a)...................     4,680       102,585
Yahoo!, Inc. (a).....................    13,210       517,568
                                                  -----------
                                                    1,595,074
                                                  -----------
IT SERVICES - 2.1%
CheckFree Corp. (a)..................     1,675        76,883
Cognizant Technology Solutions Corp.
  (a)................................     2,600       130,910
Fiserv, Inc. (a).....................     4,462       193,071
Paychex, Inc. .......................     6,970       265,696
                                                  -----------
                                                      666,560
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 11.2%
Altera Corp. (a).....................     9,875       182,984
Applied Materials, Inc. .............    16,250       291,525
ATI Technologies, Inc. (a)...........     4,775        81,127
Broadcom Corp. Class A (a)...........     5,150       242,822
Intel Corp. .........................    40,870     1,020,115
KLA-Tencor Corp. ....................     4,625       228,151
Lam Research Corp. (a)...............     2,725        97,228
Linear Technology Corp. .............     7,880       284,232
Marvell Technology Group Ltd. (a)....     5,250       294,472
Maxim Integrated Products, Inc. .....     8,890       322,174
Microchip Technology, Inc. ..........     3,375       108,506
NVIDIA Corp. (a).....................     3,250       118,820
Xilinx, Inc. ........................     8,955       225,756
                                                  -----------
                                                    3,497,912
                                                  -----------

                                                     FAIR
COMMON STOCKS - 86.7%                   SHARES       VALUE
-------------------------------------------------------------
SOFTWARE - 14.5%
Activision, Inc. (a).................     4,725   $    64,921
Adobe Systems, Inc. .................     9,380       346,685
Autodesk, Inc. ......................     4,675       200,791
BEA Systems, Inc. (a)................     7,000        65,800
Cadence Design Systems, Inc. (a).....     5,750        97,290
Check Point Software Technologies
  Ltd. (a)...........................     4,670        93,867
Citrix Systems, Inc. (a).............     4,050       116,559
Electronic Arts, Inc. (a)............     5,855       306,275
Intuit, Inc. (a).....................     4,315       229,990
Mercury Interactive Corp. (a)........     1,775        49,327
Microsoft Corp. .....................    70,925     1,854,689
Oracle Corp. (a).....................    41,585       507,753
Red Hat, Inc. (a)....................     3,375        91,935
Siebel Systems, Inc. ................    12,000       126,960
Symantec Corp. (a)...................    21,898       383,215
                                                  -----------
                                                    4,536,057
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........              16,299,683
                                                  -----------
MATERIALS - 0.3%
CHEMICALS - 0.3%
Sigma-Aldrich Corp. .................     1,250        79,113
                                                  -----------
TOTAL MATERIALS......................                  79,113
                                                  -----------
TELECOMMUNICATION SERVICES - 0.8%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.4%
MCI, Inc. ...........................     6,925       136,630
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.4%
NII Holdings, Inc. (a)...............     2,850       124,488
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 261,118
                                                  -----------
TOTAL COMMON STOCKS
  (COST $25,869,956).................             $27,115,189
                                                  -----------
                                                     FAIR
EXCHANGE TRADED FUNDS - 12.8%           SHARES       VALUE
-------------------------------------------------------------
Nasdaq-100 Index Tracking Stock......    99,365   $ 4,016,333
                                                  -----------
TOTAL EXCHANGE TRADED FUNDS
  (COST $3,977,247)..................             $ 4,016,333
                                                  -----------
                                         FACE        FAIR
SHORT-TERM NOTES - 1.0%                 AMOUNT       VALUE
-------------------------------------------------------------
American Express Co. 4.221%
  01/03/2006.........................  $298,000   $   297,932
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $297,932)....................             $   297,932
                                                  -----------
TOTAL INVESTMENTS - 100.5%
  (COST $30,145,135) (B).............             $31,429,454
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.5)%....................                (168,506)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $31,260,948
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR:  American Depository Receipts
Footnotes:
  (a)   Non-Income Producing.
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $30,145,135)......................  $31,429,454
  Receivable for fund shares sold...........      135,422
  Dividends and accrued interest
    receivable..............................       25,038
  Prepaid expenses and other assets.........          790
                                              -----------
    Total assets............................   31,590,704
                                              -----------
Liabilities:
  Cash overdraft............................        8,615
  Payable for securities purchased..........      213,082
  Payable for fund shares redeemed..........       85,083
  Payable for investment management
    services................................       10,662
  Accrued custody expense...................          236
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        2,894
  Accrued printing and proxy fees...........        1,663
                                              -----------
    Total liabilities.......................      329,756
                                              -----------
Net assets..................................  $31,260,948
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 7,380,697
  Paid-in capital in excess of par value....   27,292,742
  Accumulated net realized losses on
    investments.............................   (4,712,735)
  Net unrealized appreciation on
    investments.............................    1,284,319
  Undistributed net investment income.......       15,925
                                              -----------
Net assets..................................  $31,260,948
                                              ===========
Shares outstanding..........................    7,380,697
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      4.24
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest....................................  $   6,308
  Dividends (net of withholding tax of
    $479).....................................    137,692
                                                ---------
    Total investment income...................    144,000
                                                ---------
Expenses:
  Management fees.............................    119,963
  Custodian fees..............................      2,424
  Directors' fees.............................      1,572
  Professional fees...........................     10,054
  Accounting fees.............................     16,525
  Printing and proxy fees.....................      3,643
  Other.......................................        645
                                                ---------
    Total expenses............................    154,826
      Less expenses voluntarily reduced
         or reimbursed by advisor.............    (22,854)
                                                ---------
    Net expenses..............................    131,972
                                                ---------
    Net investment income.....................     12,028
                                                ---------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments...............................   (106,005)
  Change in unrealized
    appreciation/depreciation on
    investments...............................    936,205
                                                ---------
    Net realized/unrealized gains (losses) on
      investments.............................    830,200
                                                ---------
    Change in net assets from operations......  $ 842,228
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income.....................................  $    12,028     $   116,681
  Net realized gains (losses) on investments................     (106,005)       (637,720)
  Change in unrealized appreciation/depreciation on
    investments.............................................      936,205       2,290,393
                                                              -----------     -----------
    Change in net assets from operations....................      842,228       1,769,354
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................   14,487,148       5,385,918
  Paid for shares redeemed..................................   (3,564,972)     (4,355,256)
                                                              -----------     -----------
    Change in net assets from capital transactions..........   10,922,176       1,030,662
                                                              -----------     -----------
      Change in net assets..................................   11,764,404       2,800,016
Net Assets:
  Beginning of year.........................................   19,496,544      16,696,528
                                                              -----------     -----------
  End of year...............................................  $31,260,948     $19,496,544
                                                              ===========     ===========
  Undistributed net investment income.......................  $    15,925     $   116,681
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                              2005       2004       2003       2002       2001
                                                              -----      -----     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year..........................  $4.18      $3.80     $ 2.57     $ 4.10     $ 6.09
Investment activities:
  Net investment income (loss)..............................     --(a)    0.03      (0.01)     (0.01)     (0.02)
  Net realized and unrealized gains (losses) on
    investments.............................................   0.06       0.35       1.24      (1.52)     (1.97)
                                                              -----      -----     ------     ------     ------
      Total from investment activities......................   0.06       0.38       1.23      (1.53)     (1.99)
                                                              -----      -----     ------     ------     ------
Net asset value, end of year................................  $4.24      $4.18     $ 3.80     $ 2.57     $ 4.10
                                                              =====      =====     ======     ======     ======
Total return................................................   1.44%     10.00%     47.86%    (37.32)%   (32.68)%
Ratios and supplemental data:
  Net assets at end of year (millions)......................  $31.3      $19.5     $ 16.7     $  7.7     $  9.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................   0.54%      0.58%      0.67%      0.68%      0.74%
      Net investment income (loss)..........................   0.05%      0.67%     (0.44)%    (0.56)%    (0.60)%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................   0.64%      0.93%      1.05%      1.08%      1.05%
    Portfolio turnover rate.................................     45%        20%        64%       103%        58%

--------------------------------------------------------------------------------

(a) Amount is less than $0.005

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    12.03%
Since inception (5/1/02)                     6.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Bristol Portfolio returned 12.03% versus 4.91% for the current benchmark, the S&P 500 Index.

Outperformers included Accredo Health, up 57% after a takeout offer from Medco Health Solutions, Inc. at a significant premium and Ivax Corp., up 62% after a takeout offer from Teva Pharmaceutical Industries, Ltd. Small managed care stock Health Net, Inc., was up 62% after the company made a successful turnaround and reported several quarters of positive earnings and biopharmaceutical stock Celgene Corp. was up 55% on positive reports for its drug Revlimid. Suncor Energy, Inc. was up 64%, on soaring commodity prices and the company's participation in the Canadian Oil Sands. Another outperformer and major contributor to Portfolio return was Google, Inc., up 80% as the company continued to beat estimates, gain market share and expand its services.(1)

The major detractors to performance for the year included Tyco International Ltd., down 25% after missing estimates and weakness in its electronics division, and The Walt Disney Co., down 23% on weakness in its media division and negative investor sentiment. Human Genome Sciences, Inc. was down 36% after failing to reach an endpoint with its potential Lupus drug. Other underperformers for the year were Maxim Integrated Products, Inc. down 18% after the company guided down on concerns of more aggressive competition and narrowing margins, and International Business Machines Corp. down 20% on fewer than expected bookings in its consulting business and weakness in its European IT division.(1)

Health Care stocks were some of the greatest contributors to our Portfolio this year and we maintained an overweight in this sector throughout most of the year. Energy was another sector that outperformed. We were underweight this sector during the first quarter which cost our Portfolio, however we increased our weighting and maintained a near market weight for the remainder of the year. We were underweight Utilities throughout the year, which hurt relative performance since this sector did particularly well. During the fourth quarter, we were also underweight Financials which negatively impacted the Portfolio since these companies rallied over talk of halting interest rate rises.(1)

The U.S. economy grew at a healthy pace in 2005 with the S&P 500 Index gaining roughly 4.91%, after a decline early in the year. We continued to see steady economic expansion as the labor market improved and the Fed raised interest rates up to 4.25%. Consumer demand was mixed with consumer spending rebounding second quarter but showing signs of dampening by the end of the fourth quarter. By the end of the year, the markets also began to anticipate an end to the Fed's interest rate increases, as inflation appeared to be less of a concern.

Throughout the year the Portfolio remained focused on individual names rather than sectors. Our Portfolio did particularly well in Health Care and Energy, sectors which saw great returns this year. Consolidation was a dominant theme in the health care industry and many companies benefited from acquisition offers. Surging oil/gas prices continued to characterize the Energy sector, exacerbated by an especially difficult hurricane season.

Going into 2006, our Portfolio positioning is well diversified and as always we are focused on individual names. We are adding to retail because of attractive valuations and less concerns over inflation. Valuations in technology are also attractive and numbers continue to go up. We are somewhat defensive, overweighting Health Care, particularly life sciences while we are near market weight in Energy. We are optimistic that the economy will continue at a steady pace for the next year and believe that the Portfolio is positioned to do well in most economic environments.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                BRISTOL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2002)                 S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/02                                                                      10000                              10000
                                                                             8951                               9138
12/02                                                                     7901.05                             8197.7
                                                                          8811.25                            9161.75
12/03                                                                     10464.2                            10548.8
                                                                          10695.5                            10911.7
12/04                                                                     11366.1                            11695.2
                                                                          11953.6                            11600.6
12/05                                                                     12733.2                              12269

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                    % of Net Assets
Common Stocks (3)
                                               97.5
Repurchase Agreements Less Net
  Liabilities
                                                2.5
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  Microsoft Corp.                             2.8
 2.  General Electric Co.                        2.5
 3.  Citigroup, Inc.                             2.4
 4.  Bank of America Corp.                       2.4
 5.  Eli Lilly & Co.                             2.1
 6.  Pfizer, Inc.                                2.0
 7.  Kohl's Corp.                                2.0
 8.  Johnson & Johnson                           2.0
 9.  The Procter & Gamble Co.                    2.0
10.  Hewlett-Packard Co.                         2.0

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                    % of Net Assets
      Information Technology                                                   20.2
      Health Care                                                              19.6
      Financials                                                               15.7
      Consumer Discretionary                                                   12.6
      Industrials                                                              10.1
      Energy                                                                    8.2
      Consumer Staples                                                          7.3
      Materials                                                                 2.4
      Telecommunication Services                                                1.4
                                                                    ---------------
                                                                               97.5
                                                                    ===============

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.5%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.6%
HOTELS, RESTAURANTS & LEISURE - 2.9%
Harrah's Entertainment, Inc. ........     8,100   $   577,449
Royal Caribbean Cruises Ltd. ........     6,600       297,396
                                                  -----------
                                                      874,845
                                                  -----------
INTERNET & CATALOG RETAIL - 1.4%
IAC/InterActiveCorp (a)..............    14,300       404,833
                                                  -----------
MEDIA - 4.0%
The Walt Disney Co. .................    24,800       594,456
Time Warner, Inc. ...................    34,100       594,704
                                                  -----------
                                                    1,189,160
                                                  -----------
MULTILINE RETAIL - 2.0%
Kohl's Corp. (a).....................    12,500       607,500
                                                  -----------
SPECIALTY RETAIL - 2.3%
AnnTaylor Stores Corp. (a)...........     3,900       134,628
Bed Bath & Beyond, Inc. (a)..........    15,500       560,325
                                                  -----------
                                                      694,953
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               3,771,291
                                                  -----------
CONSUMER STAPLES - 7.3%
BEVERAGES - 1.8%
PepsiCo, Inc. .......................     9,200       543,536
                                                  -----------
FOOD & STAPLES RETAILING - 1.9%
Wal-Mart Stores, Inc. ...............    11,700       547,560
                                                  -----------
FOOD PRODUCTS - 1.6%
Bunge Ltd. ..........................     8,600       486,846
                                                  -----------
HOUSEHOLD PRODUCTS - 2.0%
The Procter & Gamble Co. ............    10,400       601,952
                                                  -----------
TOTAL CONSUMER STAPLES...............               2,179,894
                                                  -----------
ENERGY - 8.2%
OIL, GAS & CONSUMABLE FUELS - 8.2%
Apache Corp. ........................     7,000       479,640
Chevron Corp. .......................     7,800       442,806
Marathon Oil Corp. ..................     9,000       548,730
Occidental Petroleum Corp. ..........     6,400       511,232
Suncor Energy, Inc. .................     7,500       473,475
                                                  -----------
TOTAL ENERGY.........................               2,455,883
                                                  -----------
FINANCIALS - 15.7%
CAPITAL MARKETS - 2.0%
The Goldman Sachs Group, Inc. .......     4,600       587,466
                                                  -----------
COMMERCIAL BANKS - 2.4%
Bank of America Corp. ...............    15,500       715,325
                                                  -----------
CONSUMER FINANCE - 1.9%
American Express Co. ................    11,400       586,644
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 4.3%
Citigroup, Inc. .....................    14,800       718,244
JPMorgan Chase & Co. ................    14,200       563,598
                                                  -----------
                                                    1,281,842
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.5%                   SHARES       VALUE
-------------------------------------------------------------
INSURANCE - 5.1%
Lincoln National Corp. ..............     8,200   $   434,846
The Chubb Corp. .....................     5,500       537,075
The Hartford Financial Services
  Group, Inc. .......................     6,500       558,285
                                                  -----------
                                                    1,530,206
                                                  -----------
TOTAL FINANCIALS.....................               4,701,483
                                                  -----------
HEALTH CARE - 19.6%
BIOTECHNOLOGY - 1.9%
Charles River Laboratories
  International, Inc. (a)............     9,200       389,804
Human Genome Sciences, Inc. (a)......    22,300       190,888
                                                  -----------
                                                      580,692
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 4.3%
Fisher Scientific International, Inc.
  (a)................................     7,000       433,020
PerkinElmer, Inc. ...................    13,000       306,280
Thermo Electron Corp. (a)............    18,600       560,418
                                                  -----------
                                                    1,299,718
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 5.3%
Cardinal Health, Inc. ...............     7,300       501,875
Quest Diagnostics, Inc. .............    10,100       519,948
WellPoint, Inc. (a)..................     7,100       566,509
                                                  -----------
                                                    1,588,332
                                                  -----------
PHARMACEUTICALS - 8.1%
Abbott Laboratories..................    14,670       578,438
Eli Lilly & Co. .....................    11,000       622,490
Johnson & Johnson....................    10,100       607,010
Pfizer, Inc. ........................    26,200       610,984
                                                  -----------
                                                    2,418,922
                                                  -----------
TOTAL HEALTH CARE....................               5,887,664
                                                  -----------
INDUSTRIALS -- 10.1%
AEROSPACE & DEFENSE - 6.8%
Honeywell International, Inc. .......    15,100       562,475
L-3 Communications Holdings, Inc. ...     7,200       535,320
Rockwell Collins, Inc. ..............     7,800       362,466
United Technologies Corp. ...........    10,500       587,055
                                                  -----------
                                                    2,047,316
                                                  -----------
INDUSTRIAL CONGLOMERATES - 2.5%
General Electric Co. ................    21,400       750,070
                                                  -----------
MACHINERY - 0.8%
Caterpillar, Inc. ...................     4,100       236,857
                                                  -----------
TOTAL INDUSTRIALS....................               3,034,243
                                                  -----------
INFORMATION TECHNOLOGY - 20.2%
COMMUNICATIONS EQUIPMENT - 6.0%
Cisco Systems, Inc. (a)..............    33,600       575,232
Foundry Networks, Inc. (a)...........    15,600       215,436
Nokia Corp. -- ADR...................    28,500       521,550
QUALCOMM, Inc. ......................    11,500       495,420
                                                  -----------
                                                    1,807,638
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 97.5%                   SHARES       VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS - 4.6%
Apple Computer, Inc. (a).............     4,100   $   294,749
Dell, Inc. (a).......................    16,500       494,835
Hewlett-Packard Co. .................    21,000       601,230
                                                  -----------
                                                    1,390,814
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.7%
Google, Inc. Class A (a).............     1,230       510,278
                                                  -----------
IT SERVICES - 1.9%
Hewitt Associates, Inc. (a)..........    20,000       560,200
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.8%
Intel Corp. .........................    22,100       551,616
                                                  -----------
SOFTWARE - 4.2%
Microsoft Corp. .....................    32,000       836,800
Oracle Corp. (a).....................    33,200       405,372
                                                  -----------
                                                    1,242,172
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               6,062,718
                                                  -----------
MATERIALS -- 2.4%
CHEMICALS - 2.0%
Air Products and Chemicals, Inc. ....    10,000       591,900
                                                  -----------
METALS & MINING - 0.4%
Cameco Corp. ........................     2,200       139,458
                                                  -----------
TOTAL MATERIALS......................                 731,358
                                                  -----------
TELECOMMUNICATION SERVICES - 1.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.4%
Sprint Nextel Corp. .................    17,800       415,808
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 415,808
                                                  -----------
TOTAL COMMON STOCKS
  (COST $28,392,490).................             $29,240,342
                                                  -----------
                                         FACE        FAIR
REPURCHASE AGREEMENTS - 2.9%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006..........  $864,000.. $   864,000
                                                  -----------
 Repurchase price $864,312
 Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $290,318
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $590,923
TOTAL REPURCHASE AGREEMENTS
  (COST $864,000)....................             $   864,000
                                                  -----------
TOTAL INVESTMENTS -- 100.4%
  (COST $29,256,490) (B).............             $30,104,342
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.4)%.............                (123,674)
                                                  -----------
TOTAL NET ASSETS -- 100.0%...........             $29,980,668
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

  (a) Non-Income Producing.

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $29,256,490)......................  $30,104,342
  Cash......................................           48
  Receivable for securities sold............      254,227
  Receivable for fund shares sold...........       56,817
  Dividends and accrued interest
    receivable..............................       29,863
  Prepaid expenses and other assets.........          682
                                              -----------
    Total assets............................   30,445,979
                                              -----------
Liabilities:
  Payable for securities purchased..........      434,143
  Payable for fund shares redeemed..........           12
  Payable for investment management
    services................................       19,856
  Accrued custody expense...................          210
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        2,434
  Accrued printing and proxy fees...........        1,135
                                              -----------
    Total liabilities.......................      465,311
                                              -----------
Net assets..................................  $29,980,668
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,660,174
  Paid-in capital in excess of par value....   24,687,360
  Accumulated net realized gains on
    investments.............................    1,684,788
  Net unrealized appreciation on
    investments.............................      847,852
  Undistributed net investment income.......      100,494
                                              -----------
Net assets..................................  $29,980,668
                                              ===========
Shares outstanding..........................    2,660,174
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     11.27
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................  $   15,595
  Dividends (net of withholding tax of
    $279)....................................     262,846
                                               ----------
    Total investment income..................     278,441
                                               ----------
Expenses:
  Management fees............................     148,292
  Custodian fees.............................       2,184
  Directors' fees............................       1,212
  Professional fees..........................       9,876
  Accounting fees............................      12,775
  Printing and proxy fees....................       3,177
  Other......................................         431
                                               ----------
    Total expenses...........................     177,947
                                               ----------
    Net investment income....................     100,494
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   1,698,578
  Change in unrealized
    appreciation/depreciation on
    investments..............................     447,104
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   2,145,682
                                               ----------
    Change in net assets from operations.....  $2,246,176
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                 2005            2004
                                                              -----------     ----------
From investment activities:
Operations:
  Net investment income.....................................  $   100,494     $  107,234
  Net realized gains (losses) on investments................    1,698,578      1,013,946
  Change in unrealized appreciation/depreciation on
    investments.............................................      447,104       (494,578)
                                                              -----------     ----------
    Change in net assets from operations....................    2,246,176        626,602
                                                              -----------     ----------
Distributions to shareholders:
  Distributions paid from net investment income.............           --        (80,044)
  Distributions paid from net capital gains.................           --       (823,351)
                                                              -----------     ----------
    Change in net assets from distributions to
     shareholders...........................................           --       (903,395)
                                                              -----------     ----------
Capital transactions:
  Received from shares sold.................................   22,501,040        950,660
  Received from dividends and capital gains reinvested......           --        903,395
  Paid for shares redeemed..................................   (2,818,793)      (524,968)
                                                              -----------     ----------
    Change in net assets from capital transactions..........   19,682,247      1,329,087
                                                              -----------     ----------
      Change in net assets..................................   21,928,423      1,052,294
Net Assets:
  Beginning of year.........................................    8,052,245      6,999,951
                                                              -----------     ----------
  End of year...............................................  $29,980,668     $8,052,245
                                                              ===========     ==========
  Undistributed net investment income.......................  $   100,494     $   26,786
                                                              ===========     ==========

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED DECEMBER 31,         MAY 1, 2002 *
                                                              ----------------------------            TO
                                                               2005       2004       2003      DECEMBER 31, 2002
                                                              ------     ------     ------     -----------------
Per share operating performance:
Net asset value, beginning of year or period................  $10.06     $10.43     $ 7.90          $ 10.00
Investment activities:
  Net investment income (loss)..............................    0.01       0.13       0.03            (0.01)
  Net realized and unrealized gains (losses) on
    investments.............................................    1.20       0.63       2.53            (2.09)
                                                              ------     ------     ------          -------
      Total from investment activities......................    1.21       0.76       2.56            (2.10)
                                                              ------     ------     ------          -------
Distributions:
  Distributions from net investment income..................      --      (0.10)     (0.03)              --
  Distributions of net realized capital gains...............      --      (1.03)        --               --
                                                              ------     ------     ------          -------
      Total distributions...................................      --      (1.13)     (0.03)              --
                                                              ------     ------     ------          -------
Net asset value, end of year or period......................  $11.27     $10.06     $10.43          $  7.90
                                                              ======     ======     ======          =======
Total return................................................   12.03%      8.62%     32.44%          (21.00)%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)............  $ 30.0     $  8.1     $  7.0          $   3.0
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by advisor:
      Expenses..............................................    0.96%      0.27%      0.86%            1.71%(a)
      Net investment income (loss)..........................    0.54%      1.45%      0.39%           (0.24)%(a)
    Ratios assuming no expenses reduced or reimbursed by
      advisor:
      Expenses..............................................    0.96%      1.07%      1.25%            1.83%(a)
    Portfolio turnover rate.................................     224%       300%       224%              98%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     4.30%
Since inception (5/1/02)                     1.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Bryton Growth Portfolio returned 4.30% versus 4.15% for the current benchmark, the Russell 2000 Growth Index.

The U.S. economy grew at a healthy pace and continued to create jobs in the face of high energy prices, rising interest rates, hurricanes, and the war on terrorism. However, valuation multiples continued to contract, constraining the returns of the major indices to below the rate of earnings growth in 2005.

The equity markets declined early in the year on rising interest rates, high energy prices and the sinking dollar. Regulatory probes negatively impacted the Financials and Health Care sectors. The Russell 2000 Growth Index was down as much as 13% at one point. As we moved closer to the end of the second quarter, investors became optimistic that high energy prices and rising interest rates had not slowed the economy and the major indices started to recover.

The equity markets continued to march higher and oil prices began to come down as damages to energy infrastructures turned out to be less severe than previously feared. The market also began to anticipate the stimulating effects of reconstruction and the possible early end to the Fed's tightening. Financial stocks outperformed in anticipation and adversely impacted the Portfolio's performance due to our underweight in this sector. Earlier in the year, we also underweighted the Financials, going from a 1.5% underweight at the end of 2004 to a 6% underweight, reasoning that a difficult interest rate environment and negative earnings revisions would lead to underperformance. We sold Flagstar Bancorp, Inc. on an earnings miss.(1)

We also reduced our overweight position in the aerospace industry to neutral as these stocks had advanced on the prospect of a commercial aerospace recovery. For example, BE Aerospace, Inc., up about 60%, was among our best performers.(1)

The other significant change to the Portfolio was our Health Care sector weighting which we raised from 25% of the Portfolio to 35% of the Portfolio expecting the sector to outperform due to stable growth, innovations and pricing power. We bought American Medical Systems Holdings, Inc. on growth opportunities and reasonable valuation, Progenics Pharmaceuticals, Inc. on market potential of a leading drug candidate, and Isis Pharmaceuticals, Inc. on a product sales ramp.(1)

Outperformers for the year included LCA-Vision, Inc., up over 90% on strong earnings and pricing power, Cubist Pharmaceuticals, Inc., up 80% after meeting clinical trial objectives, Accredo Health up over 50% due to an acquisition, MEMC Electronic Materials, Inc., up 67% on positive revisions due to strong demand and pricing power, and Salesforce.com, Inc., up 40% on market share gains.(1)

Detractors included Able Lab, down 80%, after a manufacturing problem led to recalls and a production halt, Tibco Software, down 52% after missing earning targets, Infospace, Inc., down 50% after lowering guidance, Brocade Communications Systems, Inc., down 47% due to weak earnings and accounting problems, and Flagstar Bancorp, Inc., down 39% on a slowing mortgage business and dividend cut.(1)

We are optimistic that the U.S. economy will continue to be resilient. We expect that the anticipated and eventual end to Fed tightening will support stable to expanding valuation multiples. With over $2 trillion of cash on the balance sheet, corporate capital spending should improve. A better balance sheet will also boost share repurchases and M&A activities to create support for equity valuation. In addition, prices at the pump have come down, and with over $50 trillion in net worth and over $5 trillion in cash savings, consumers will continue to be a major driving force for the economy. We are optimistic on the equity markets in the near term but are alert that earnings growth is indeed decelerating, and we will continue to search for companies that can power through a possible slow down.

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            BRYTON GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 2002)            RUSSELL 2000 GROWTH INDEX
                                                            ----------------------------------      -------------------------
5/1/02                                                                      10000                              10000
                                                                             8171                               8630
12/02                                                                      6880.8                            7281.13
                                                                          8140.67                            8688.57
12/03                                                                     9330.84                            10814.7
                                                                          9280.45                            11427.9
12/04                                                                     10030.3                            12360.4
                                                                           9580.3                            11917.9
12/05                                                                     10462.1                              12875

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               96.9
Repurchase Agreements
  Less Net Liabilities                           3.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Salesforce.com, Inc.                          2.1
 2.  Tektronix, Inc.                               2.0
 3.  ArthroCare Corp.                              2.0
 4.  Foundry Networks, Inc.                        2.0
 5.  Luminex Corp.                                 2.0
 6.  Option Care, Inc.                             2.0
 7.  Gen-Probe, Inc.                               2.0
 8.  The Warnaco Group, Inc.                       1.9
 9.  Varian, Inc.                                  1.9
10.  Serologicals Corp.                            1.9

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Health Care                                                               34.9
      Information Technology                                                    26.9
      Consumer Discretionary                                                    14.1
      Industrials                                                                6.4
      Energy                                                                     6.3
      Materials                                                                  3.7
      Financials                                                                 3.5
      Consumer Staples                                                           1.1
                                                                     ---------------
                                                                                96.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.9%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.1%
DIVERSIFIED CONSUMER SERVICES - 1.8%
Sotheby's Holdings, Inc. Class A
  Limited Voting Common (a)..........    11,000   $   201,960
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 1.7%
Orient-Express Hotels Ltd. ..........     6,000       189,120
                                                  -----------
SPECIALTY RETAIL - 6.8%
A.C. Moore Arts & Crafts, Inc. (a)...     6,000        87,300
AnnTaylor Stores Corp. (a)...........     1,500        51,780
Claire's Stores, Inc. ...............     6,948       203,020
Men's Wearhouse, Inc. (a)............     7,000       206,080
The Talbots, Inc. ...................     7,600       211,432
                                                  -----------
                                                      759,612
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.8%
Phillips-Van Heusen Corp. ...........     6,500       210,600
The Warnaco Group, Inc. (a)..........     8,200       219,104
                                                  -----------
                                                      429,704
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               1,580,396
                                                  -----------
CONSUMER STAPLES - 1.1%
PERSONAL PRODUCTS - 1.1%
Elizabeth Arden, Inc. (a)............     6,500       130,390
                                                  -----------
TOTAL CONSUMER STAPLES...............                 130,390
                                                  -----------
ENERGY - 6.3%
OIL, GAS & CONSUMABLE FUELS - 6.3%
Berry Petroleum Co. Class A..........     3,600       205,920
Forest Oil Corp. (a).................     4,100       186,837
Opti Canada, Inc. (a) (b)............     4,800       157,612
Plains Exploration & Production Co.
  (a)................................     3,900       154,947
                                                  -----------
TOTAL ENERGY.........................                 705,316
                                                  -----------
FINANCIALS - 3.5%
CAPITAL MARKETS - 3.5%
Affiliated Managers Group, Inc.
  (a)................................     2,400       192,600
Raymond James Financial, Inc. .......     5,500       207,185
                                                  -----------
TOTAL FINANCIALS.....................                 399,785
                                                  -----------
HEALTH CARE - 34.9%
BIOTECHNOLOGY - 17.3%
Amylin Pharmaceuticals, Inc. (a).....     2,000        79,840
Cubist Pharmaceuticals, Inc. (a).....     8,800       187,000
Exelixis, Inc. (a)...................    23,000       216,660
Gen-Probe, Inc. (a)..................     4,500       219,555
Human Genome Sciences, Inc. (a)......    18,000       154,080
Isis Pharmaceuticals, Inc. (a).......    34,000       178,160
Luminex Corp. (a)....................    19,000       220,780
Progenics Pharmaceuticals, Inc.
  (a)................................     6,500       162,565
Protein Design Labs, Inc. (a)........     6,450       183,309
Serologicals Corp. (a)...............    10,984       216,824
Vion Pharmaceuticals, Inc. (a).......    76,400       126,060
                                                  -----------
                                                    1,944,833
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.9%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 12.8%
American Medical Systems Holdings,
  Inc. (a)...........................    11,500   $   205,045
ArthroCare Corp. (a).................     5,300       223,342
ev3, Inc. (a)........................    13,000       191,620
NeuroMetrix, Inc. (a)................     7,000       190,960
Sybron Dental Specialties, Inc.
  (a)................................     5,200       207,012
Varian, Inc. (a).....................     5,500       218,845
Viasys Healthcare, Inc. (a)..........     8,000       205,600
                                                  -----------
                                                    1,442,424
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.8%
Covance, Inc. (a)....................     2,000        97,100
Omnicell, Inc. (a)...................    18,000       215,100
Option Care, Inc. ...................    16,500       220,440
                                                  -----------
                                                      532,640
                                                  -----------
TOTAL HEALTH CARE....................               3,919,897
                                                  -----------
INDUSTRIALS - 6.4%
AEROSPACE & DEFENSE - 0.8%
BE Aerospace, Inc. (a)...............     4,000        88,000
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
The Brink's Co. .....................     4,400       210,804
                                                  -----------
MACHINERY - 3.7%
Manitowoc Co. Inc. ..................     4,000       200,880
TurboChef Technologies, Inc. (a).....    15,000       215,400
                                                  -----------
                                                      416,280
                                                  -----------
TOTAL INDUSTRIALS....................                 715,084
                                                  -----------
INFORMATION TECHNOLOGY - 26.9%
COMMUNICATIONS EQUIPMENT - 2.0%
Foundry Networks, Inc. (a)...........    16,000       220,960
                                                  -----------
COMPUTERS & PERIPHERALS - 1.9%
QLogic Corp. (a).....................     6,500       211,315
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 2.0%
Tektronix, Inc. .....................     8,000       225,680
                                                  -----------
INTERNET SOFTWARE & SERVICES - 5.7%
iVillage, Inc. (a)...................    27,000       216,540
Marchex, Inc. Class B (a)............     9,500       213,655
ValueClick, Inc. (a).................    11,580       209,714
                                                  -----------
                                                      639,909
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 9.0%
Intersil Corp. Class A...............     8,500       211,480
MEMC Electronic Materials, Inc.
  (a)................................     9,000       199,530
PMC -- Sierra, Inc. (a)..............    24,700       190,437
Sigma Designs, Inc. (a)..............    14,000       215,320
Silicon Laboratories, Inc. (a).......     5,500       201,630
                                                  -----------
                                                    1,018,397
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.9%                   SHARES       VALUE
-------------------------------------------------------------
SOFTWARE - 6.3%
Informatica Corp. (a)................     4,500   $    54,000
MICROS Systems, Inc. (a).............     4,400       212,608
Quest Software, Inc. (a).............    14,000       204,260
Salesforce.com, Inc. (a).............     7,500       240,375
                                                  -----------
                                                      711,243
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               3,027,504
                                                  -----------
MATERIALS - 3.7%
CHEMICALS - 3.7%
Airgas, Inc. ........................     6,500       213,850
Symyx Technologies, Inc. (a).........     7,400       201,946
                                                  -----------
TOTAL MATERIALS......................                 415,796
                                                  -----------
TOTAL COMMON STOCKS
  (COST $9,803,699)..................             $10,894,168
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 3.9%            AMOUNT       VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006..........  $438,000   $   438,000
                                                  -----------
 Repurchase price $438,158
 Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $147,175
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $299,565
TOTAL REPURCHASE AGREEMENTS (COST
  $438,000)..........................             $   438,000
                                                  -----------
TOTAL INVESTMENTS - 100.8%
  (COST $10,241,699) (C).............             $11,332,168
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.8)%..............                 (92,220)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $11,239,948
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
  (a)  Non-Income Producing.
  (b) Security denominated in foreign currency and traded on a foreign exchange has been subjected to fair value procedures approved by the Fund Board of Directors. This security represents $157,612 or 1.4% of the Portfolio's net assets.
       As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $10,241,699)......................  $11,332,168
  Cash......................................          719
  Receivable for securities sold............       26,001
  Receivable for fund shares sold...........       24,602
  Dividends and accrued interest
    receivable..............................        1,295
  Prepaid expenses and other assets.........          282
                                              -----------
    Total assets............................   11,385,067
                                              -----------
Liabilities:
  Payable for securities purchased..........      127,357
  Payable for fund shares redeemed..........            2
  Payable for investment management
    services................................        7,935
  Accrued custody expense...................           78
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        1,568
  Accrued printing and proxy fees...........          658
                                              -----------
    Total liabilities.......................      145,119
                                              -----------
Net assets..................................  $11,239,948
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,074,689
  Paid-in capital in excess of par value....    8,964,951
  Accumulated net realized gains on
    investments.............................      152,909
  Net unrealized appreciation on
    investments.............................    1,090,469
  Accumulated net investment loss...........      (43,070)
                                              -----------
Net assets..................................  $11,239,948
                                              ===========
Shares outstanding..........................    1,074,689
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.46
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest.....................................  $  8,002
  Dividends....................................    24,024
                                                 --------
    Total investment income....................    32,026
                                                 --------
Expenses:
  Management fees..............................    74,179
  Custodian fees...............................     1,668
  Directors' fees..............................       553
  Professional fees............................     9,476
  Accounting fees..............................     9,324
  Printing and proxy fees......................     1,395
  Other........................................       240
                                                 --------
    Total expenses.............................    96,835
                                                 --------
    Net investment loss........................   (64,809)
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   713,107
  Change in unrealized
    appreciation/depreciation on investments...   (68,857)
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   644,250
                                                 --------
    Change in net assets from operations.......  $579,441
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                 2005            2004
                                                              -----------     -----------
From investment activities:
Operations:
  Net investment income (loss)..............................  $   (64,809)    $     1,877
  Net realized gains (losses) on investments................      713,107         218,176
  Change in unrealized appreciation/depreciation on
    investments.............................................      (68,857)        284,079
                                                              -----------     -----------
      Change in net assets from operations..................      579,441         504,132
                                                              -----------     -----------
Distributions to shareholders:
  Distributions paid from net investment income.............       (1,877)             --
                                                              -----------     -----------
Capital transactions:
  Received from shares sold.................................    7,212,790       1,812,254
  Received from dividends reinvested........................        1,877              --
  Paid for shares redeemed..................................   (3,534,763)     (1,189,825)
                                                              -----------     -----------
    Change in net assets from capital transactions..........    3,679,904         622,429
                                                              -----------     -----------
      Change in net assets..................................    4,257,468       1,126,561
Net Assets:
  Beginning of year.........................................    6,982,480       5,855,919
                                                              -----------     -----------
  End of year...............................................  $11,239,948     $ 6,982,480
                                                              ===========     ===========
  Undistributed net investment income (Accumulated net
    investment loss)........................................  $   (43,070)    $     1,877
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                                               MAY 1, 2002 *
                                                                YEARS ENDED DECEMBER 31,            TO
                                                              ----------------------------     DECEMBER 31,
                                                               2005       2004       2003          2002
                                                              ------     ------     ------     -------------
Per share operating performance:
Net asset value, beginning of year or period................  $10.03     $ 9.33     $ 6.88        $ 10.00
Investment activities:
  Net investment income (loss)..............................   (0.06)        --      (0.05)         (0.06)
  Net realized and unrealized gains (losses) on
    investments.............................................    0.49       0.70       2.50          (3.06)
                                                              ------     ------     ------        -------
      Total from investment activities......................    0.43       0.70       2.45          (3.12)
                                                              ------     ------     ------        -------
Distributions:
  Distributions from net investment income..................      --(c)      --         --             --
                                                              ------     ------     ------        -------
Net asset value, end of year or period......................  $10.46     $10.03     $ 9.33        $  6.88
                                                              ======     ======     ======        =======
Total return................................................    4.30%      7.50%     35.61%        (31.20)%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)............  $ 11.2     $  7.0     $  5.9        $   2.7
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by advisor:
      Expenses..............................................    1.11%      0.30%      0.99%          1.77%(a)
      Net investment income (loss)..........................   (0.74)%     0.03%     (0.80)%        (1.45)%(a)
    Ratios assuming no expenses reduced or reimbursed by
     advisor:
      Expenses..............................................    1.11%      1.15%      1.45%          1.98%(a)
    Portfolio turnover rate.................................     155%       150%       201%            38%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

(c) Amount is less than $0.005.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 OBJECTIVE

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     8.71%
Since inception (5/1/04)                    15.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National U.S. Equity Portfolio returned 8.71% versus 5.66% for the current benchmark, the S&P 1500 Supercomposite Index.

Our ability to identify and tilt toward industries that were both undervalued and displaying strength relative to the broader market, accounted for this period's relative out-performance. Health Care, Utility, and Energy issues were major contributors to the Portfolio's positive performance. At the industry level, the top five contributors - health care services, managed health care, construction & farm machinery & heavy trucks, oil & gas exploration & production, and oil & gas drilling - accounted for over half of the Portfolio's positive performance. On the flipside, the trucking industry detracted the most from the Portfolio performance. Other industry detractors include asset management & custody banks, building products, leisure products, and application software.(1)

Ultra Petroleum Corp., America Movil SA de CV, and Express Scripts, Inc. were among the Portfolio's top performers for the period. Energy issue, Ultra Petroleum Corp. benefited from the ongoing rise in energy prices and rose 131.9% for the period. Latin America wireless communications provider, America Movil SA de CV rose 72.0% over the period, buoyed by strong sales growth. Express Scripts, Inc. gained 50.0% primarily due to earnings that exceeded analysts' forecasts.(1)

Among the worst performers over the period were Sonic Solutions, Overland Storage Inc, and Action Performance Cos. The fast food restaurant chain, Sonic Solutions, fell 44.4% on concerns that higher gas prices would curb consumer spending at restaurants. Overland Storage Inc., a provider of hardware and software storage solutions, declined 43.7% amid news that its largest customer, Hewlett-Packard Co. would not buy its mid-range tape automation product line. Action Performance Cos., a designer of auto racing clothing and collectibles lost 35.0% as earnings fell and the company stopped paying its quarterly dividend.(1)

Ongoing concerns about rising oil prices and the aggressiveness of the Fed rate hikes appears to have distracted investors from the sound company and economic fundamentals that currently exist.

We believe that stocks will continue to rally in 2006. They enter the period trading at an almost 20% discount to our calculation of their intrinsic value. Individual company fundamentals continue to look attractive despite macroeconomic concerns over rising energy prices and interest rates. We are paying particular attention to the Consumer Discretionary sector. The sector enters the year as the most undervalued of the nine sectors we track, trading at more than a 30% discount to our calculation of fair value. The sector has been out of favor due to concerns that rising interest rates and energy prices will eventually crimp consumer spending. However, earnings and earnings growth expectations remain generally strong for stocks in the sector.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              U.S. EQUITY PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                              --------------------------------    -----------------------------
5/1/04                                                                      10000                              10000
6/04                                                                        10210                              10358
12/04                                                                     11709.8                            11143.1
6/05                                                                      11699.9                            11108.8
12/05                                                                       12730                            11776.3

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               96.6
Short-Term Notes and
  Other Net Assets                               3.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Citigroup, Inc.                               2.1
 2.  America Movil S.A. de
     C.V. - ADR                                    1.8
 3.  Grant Prideco, Inc.                           1.5
 4.  Ultra Petroleum Corp.                         1.4
 5.  Joy Global, Inc.                              1.3
 6.  Nabors Industries Ltd.                        1.3
 7.  Celgene Corp.                                 1.3
 8.  McKesson Corp.                                1.3
 9.  Steel Technologies, Inc.                      1.3
10.  Barr Pharmaceuticals, Inc.                    1.2

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Financials                                                                17.8
      Industrials                                                               17.1
      Health Care                                                               15.9
      Consumer Discretionary                                                    12.0
      Information Technology                                                    11.1
      Energy                                                                     9.4
      Materials                                                                  8.1
      Telecommunication Services                                                 3.7
      Utilities                                                                  1.5
                                                                     ---------------
                                                                                96.6
                                                                     ===============

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.0%
AUTO COMPONENTS - 1.7%
Drew Industries, Inc. (a)............     4,450   $   125,445
Johnson Controls, Inc. ..............     1,250        91,138
                                                  -----------
                                                      216,583
                                                  -----------
AUTOMOBILES - 0.8%
Honda Motor Co., Ltd. - ADR..........     3,650       105,740
                                                  -----------
HOTELS, RESTAURANTS & LEISURE - 1.4%
Kerzner International Ltd. (a).......     1,570       107,938
RARE Hospitality International, Inc.
  (a)................................     2,300        69,897
                                                  -----------
                                                      177,835
                                                  -----------
HOUSEHOLD DURABLES - 1.9%
Ethan Allen Interiors, Inc. .........     3,340       122,010
Furniture Brands International,
  Inc. ..............................     5,550       123,932
                                                  -----------
                                                      245,942
                                                  -----------
INTERNET & CATALOG RETAIL - 1.7%
Coldwater Creek, Inc. (a)............     3,490       106,550
Sportsman's Guide, Inc. (a)..........     4,310       102,793
                                                  -----------
                                                      209,343
                                                  -----------
MULTILINE RETAIL - 0.3%
Target Corp. ........................       730        40,128
                                                  -----------
SPECIALTY RETAIL - 4.2%
Finish Line, Inc. ...................     6,810       118,630
Jos. A Bank Clothiers, Inc. (a)......     1,450        62,945
Lowe's Companies. Inc. ..............     2,040       135,986
O'Reilly Automotive, Inc. (a)........     3,510       112,355
Pacific Sunwear Of California Inc.
  (a)................................     3,970        98,933
                                                  -----------
                                                      528,849
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               1,524,420
                                                  -----------
ENERGY - 9.4%
ENERGY EQUIPMENT & SERVICES - 8.0%
Grant Prideco, Inc. (a)..............     4,230       186,628
Helmerich & Payne, Inc. .............     1,700       105,247
Lone Star Technologies, Inc. (a).....     1,800        92,988
Nabors Industries Ltd. (a)...........     2,230       168,922
National Oilwell Varco, Inc. (a).....     2,440       152,988
Patterson-UTI Energy, Inc. ..........     4,540       149,593
Superior Energy Services, Inc. (a)...     2,100        44,205
Unit Corp. (a).......................     2,000       110,060
                                                  -----------
                                                    1,010,631
                                                  -----------
OIL, GAS & CONSUMABLE FUELS - 1.4%
Ultra Petroleum Corp. (a)............     3,160       176,328
                                                  -----------
TOTAL ENERGY.........................               1,186,959
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
FINANCIALS - 17.8%
CAPITAL MARKETS - 4.2%
Ameriprise Financial, Inc. ..........     2,530   $   103,730
GFI Group, Inc. (a)..................     2,180       103,397
Investment Technology Group, Inc.
  (a)................................     3,600       127,584
Investors Financial Services
  Corp. .............................     2,850       104,966
Mellon Financial Corp. ..............     2,680        91,790
                                                  -----------
                                                      531,467
                                                  -----------
COMMERCIAL BANKS - 2.4%
Boston Private Financial Holdings,
  Inc. ..............................     3,400       103,428
Nara Bancorp, Inc. ..................     5,500        97,790
U.S. Bancorp.........................     3,480       104,017
                                                  -----------
                                                      305,235
                                                  -----------
CONSUMER FINANCE - 1.7%
Cash America International, Inc. ....     4,660       108,065
First Cash Financial Services, Inc.
  (a)................................     3,880       113,141
                                                  -----------
                                                      221,206
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 3.0%
Citigroup, Inc. .....................     5,400       262,062
JPMorgan Chase & Co. ................     3,010       119,467
                                                  -----------
                                                      381,529
                                                  -----------
INSURANCE - 5.7%
American Financial Group, Inc. ......     2,300        88,113
Aon Corp. ...........................     2,320        83,404
First American Corp. ................     2,150        97,395
HCC Insurance Holdings, Inc. ........     1,880        55,798
MetLife, Inc. .......................     2,020        98,980
Philadelphia Consolidated Holding Co.
  (a)................................       930        89,922
Prudential Financial, Inc. ..........     1,620       118,568
Selective Insurance Group, Inc. .....     1,810        96,111
                                                  -----------
                                                      728,291
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.8%
Washington Mutual, Inc. .............     2,280        99,180
                                                  -----------
TOTAL FINANCIALS.....................               2,266,908
                                                  -----------
HEALTH CARE - 15.9%
BIOTECHNOLOGY - 2.4%
Celgene Corp. (a)....................     2,590       167,832
United Therapeutics Corp. (a)........     1,970       136,166
                                                  -----------
                                                      303,998
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.6%
Thermo Electron Corp. (a)............     2,360        71,107
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 10.5%
AmerisourceBergen Corp. .............     3,780   $   156,492
Caremark Rx, Inc. (a)................     2,770       143,458
Coventry Health Care, Inc. (a).......     1,980       112,781
Express Scripts, Inc. (a)............     1,400       117,320
Health Net, Inc. (a).................     2,230       114,957
Henry Schein, Inc. (a)...............     2,410       105,172
McKesson Corp. ......................     3,160       163,024
Omnicare, Inc. ......................     2,640       151,061
PSS World Medical, Inc. (a)..........    10,550       156,562
UnitedHealth Group, Inc. ............     1,840       114,338
                                                  -----------
                                                    1,335,165
                                                  -----------
PHARMACEUTICALS - 2.4%
Barr Pharmaceuticals, Inc. (a).......     2,540       158,216
Mylan Laboratories Inc. .............     7,560       150,898
                                                  -----------
                                                      309,114
                                                  -----------
TOTAL HEALTH CARE....................               2,019,384
                                                  -----------
INDUSTRIALS - 17.1%
AIR FREIGHT & LOGISTICS - 2.6%
FedEx Corp. .........................       960        99,255
Pacer International, Inc. ...........     3,440        89,647
Ryder System, Inc. ..................     2,220        91,064
UTi Worldwide, Inc. .................       510        47,348
                                                  -----------
                                                      327,314
                                                  -----------
AIRLINES - 0.8%
SkyWest, Inc. .......................     3,720        99,919
                                                  -----------
BUILDING PRODUCTS - 1.8%
ElkCorp..............................     2,220        74,725
Griffon Corp. (a)....................     3,220        76,668
Simpson Manufacturing Co., Inc. .....     2,020        73,427
                                                  -----------
                                                      224,820
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Healthcare Services Group, Inc. .....     1,470        30,444
Labor Ready, Inc. (a)................     3,500        72,870
Monster Worldwide, Inc. (a)..........     3,630       148,176
                                                  -----------
                                                      251,490
                                                  -----------
ELECTRICAL EQUIPMENT - 0.2%
Franklin Electric Co., Inc. .........       670        26,492
                                                  -----------
MACHINERY - 2.3%
Cummins, Inc. .......................     1,390       124,725
Joy Global, Inc. ....................     4,245       169,800
                                                  -----------
                                                      294,525
                                                  -----------
MARINE - 0.8%
Kirby Corp. (a)......................     2,010       104,862
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
ROAD & RAIL - 4.6%
Arkansas Best Corp. .................     1,390   $    60,715
CSX Corp. ...........................     2,510       127,433
J.B. Hunt Transport Services,
  Inc. ..............................     2,610        59,090
Knight Transportation, Inc. .........     2,895        60,013
Marten Transport Ltd. (a)............     3,330        60,673
Norfolk Southern Corp. ..............     2,610       117,006
Old Dominion Freight Line, Inc.
  (a)................................     3,930       106,032
                                                  -----------
                                                      590,962
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 2.0%
Fastenal Co. ........................     3,020       118,354
MSC Industrial Direct Co., Inc. .....     3,270       131,519
                                                  -----------
                                                      249,873
                                                  -----------
TOTAL INDUSTRIALS....................               2,170,257
                                                  -----------
INFORMATION TECHNOLOGY - 11.1%
COMMUNICATIONS EQUIPMENT - 1.0%
NICE Systems, Ltd. - ADR (a).........     2,030        97,765
Nokia Corp. - ADR....................     1,760        32,208
                                                  -----------
                                                      129,973
                                                  -----------
COMPUTERS & PERIPHERALS - 3.2%
International Business Machines
  Corp. .............................     1,370       112,614
Logitech International SA - ADR
  (a)................................     1,400        65,478
Rimage Corp. (a).....................     4,140       119,977
Seagate Technology...................     5,550       110,945
                                                  -----------
                                                      409,014
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.1%
Ingram Micro, Inc. Class A (a).......     7,010       139,709
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.5%
Google, Inc. Class A (a).............       380       157,647
j2 Global Communications, Inc. (a)...       820        35,047
                                                  -----------
                                                      192,694
                                                  -----------
IT SERVICES - 2.9%
Affiliated Computer Services, Inc.
  Class A (a)........................     1,540        91,137
Computer Sciences Corp. (a)..........     1,620        82,037
Fiserv, Inc. (a).....................     1,500        64,905
Satyam Computer Services
  Ltd. - ADR.........................     3,480       127,333
                                                  -----------
                                                      365,412
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.0%
Marvell Technology Group Ltd. (a)....       470        26,362
Texas Instruments, Inc. .............     3,180       101,983
                                                  -----------
                                                      128,345
                                                  -----------
SOFTWARE - 0.4%
Fair Isaac Corp. ....................     1,100        48,587
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               1,413,734
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
MATERIALS - 8.1%
CHEMICALS - 1.1%
Agrium, Inc. ........................     2,930   $    64,431
The Scotts Miracle-Gro Co. ..........     1,640        74,193
                                                  -----------
                                                      138,624
                                                  -----------
CONSTRUCTION MATERIALS - 1.4%
Cemex S.A. de C.V. - ADR.............     1,000        59,330
Eagle Materials, Inc. ...............     1,000       122,360
                                                  -----------
                                                      181,690
                                                  -----------
METALS & MINING - 5.6%
Alcoa, Inc. .........................     4,270       126,264
BHP Billiton Ltd. - ADR..............     4,270       142,703
Companhia Vale do Rio Doce - ADR.....       920        37,849
Freeport-McMoRan Copper & Gold, Inc.
  Class B............................     2,390       128,582
Steel Dynamics, Inc. ................     3,090       109,726
Steel Technologies, Inc. ............     5,730       160,383
                                                  -----------
                                                      705,507
                                                  -----------
TOTAL MATERIALS......................               1,025,821
                                                  -----------
TELECOMMUNICATION SERVICES - 3.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
AT&T Inc. ...........................     1,910        46,776
Philippine Long Distance Telephone
  Co. - ADR..........................     3,160       105,986
Telefonos de Mexico SA de CV - ADR...     3,890        96,005
                                                  -----------
                                                      248,767
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES -
  1.8%
America Movil S.A. de C.V. - ADR.....     7,680       224,717
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 473,484
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.6%                   SHARES       VALUE
-------------------------------------------------------------
UTILITIES - 1.5%
ELECTRIC UTILITIES - 0.3%
El Paso Electric Co. (a).............     1,570   $    33,033
                                                  -----------
GAS UTILITIES - 0.3%
Equitable Resources, Inc. ...........     1,100        40,359
                                                  -----------
MULTI-UTILITIES - 0.2%
TECO Energy, Inc. ...................     1,450        24,911
                                                  -----------
WATER UTILITIES - 0.7%
American States Water Co. ...........       830        25,564
California Water Service Group.......     1,840        70,343
                                                  -----------
                                                       95,907
                                                  -----------
TOTAL UTILITIES......................                 194,210
                                                  -----------
TOTAL COMMON STOCKS
  (COST $10,976,515).................             $12,275,177
                                                  -----------

                                         FACE        FAIR
SHORT-TERM NOTES - 1.6%                 AMOUNT       VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 1.6%
Federal Home Loan Bank 3.090%
  01/03/2006.........................  $202,000   $   201,965
                                                  -----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 4.050% 12/31/2031 (b)........       829           829
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $202,794)....................             $   202,794
                                                  -----------
TOTAL INVESTMENTS - 98.2%
  (COST $11,179,309) (C).............             $12,477,971
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 1.8%.................                 227,503
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $12,705,474
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Abbreviations:
    ADR: American Depository Receipts
Footnotes:
    (a)  Non-Income Producing.
    (b) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
         The interest rate stated is the rate in effect at period-end.
    (c) Represents cost for financial reporting purposes and Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $11,179,309)......................  $12,477,971
  Receivable for securities sold............       26,770
  Receivable for fund shares sold...........      207,851
  Dividends and accrued interest
    receivable..............................       10,574
  Prepaid expenses and other assets.........          293
                                              -----------
    Total assets............................   12,723,459
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........           18
  Payable for investment management
    services................................        7,883
  Accrued custody expense...................           93
  Accrued professional fees.................        7,521
  Accrued accounting fees...................        2,018
  Accrued printing and proxy fees...........          452
                                              -----------
    Total liabilities.......................       17,985
                                              -----------
Net assets..................................  $12,705,474
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   998,294
  Paid-in capital in excess of par value....   10,220,718
  Accumulated net realized gains on
    investments.............................      185,497
  Net unrealized appreciation on
    investments.............................    1,298,662
  Undistributed net investment income.......        2,303
                                              -----------
Net assets..................................  $12,705,474
                                              ===========
Shares outstanding..........................      998,294
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     12.73
                                              ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest.....................................  $  9,115
  Dividends (net of withholding tax of
    $1,507)....................................    78,154
                                                 --------
    Total investment income....................    87,269
                                                 --------
Expenses:
  Management fees..............................    60,824
  Custodian fees...............................     1,625
  Directors' fees..............................       535
  Professional fees............................     9,491
  Accounting fees..............................    11,556
  Printing and proxy fees......................       980
  Other........................................       152
                                                 --------
    Total expenses.............................    85,163
                                                 --------
    Net investment income......................     2,106
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   228,804
  Change in unrealized
    appreciation/depreciation on investments...   716,628
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   945,432
                                                 --------
    Change in net assets from operations.......  $947,538
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         FOR THE PERIOD
                                                              DECEMBER 31,      FROM MAY 1, 2004*
                                                                  2005         TO DECEMBER 31, 2004
                                                              ------------     --------------------
From investment activities:
Operations:
  Net investment income (loss)..............................  $     2,106           $   (4,240)
  Net realized gains (losses) on investments................      228,804              (43,110)
  Change in unrealized appreciation/depreciation on
    investments.............................................      716,628              582,034
                                                              -----------           ----------
      Change in net assets from operations..................      947,538              534,684
                                                              -----------           ----------
Capital transactions:
  Received from shares sold.................................    7,190,841            4,950,141
  Paid for shares redeemed..................................     (268,352)            (649,378)
                                                              -----------           ----------
    Change in net assets from capital transactions..........    6,922,489            4,300,763
                                                              -----------           ----------
         Change in net assets...............................    7,870,027            4,835,447
Net Assets:
  Beginning of year.........................................    4,835,447                   --
                                                              -----------           ----------
  End of year...............................................  $12,705,474           $4,835,447
                                                              ===========           ==========
  Undistributed net investment income.......................  $     2,303           $       --
                                                              ===========           ==========

 FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED         FOR THE PERIOD
                                                              DECEMBER 31,      FROM MAY 1, 2004*
                                                                  2005         TO DECEMBER 31, 2004
                                                              ------------     --------------------
Per share operating performance:
Net asset value, beginning of year..........................     $11.71              $ 10.00
Investment activities:
  Net investment income (loss)..............................         --(c)             (0.01)
  Net realized and unrealized gains (losses) on
    investments.............................................       1.02                 1.72
                                                                 ------              -------
      Total from investment activities......................       1.02                 1.71
                                                                 ------              -------
Net asset value, end of year................................     $12.73              $ 11.71
                                                                 ======              =======
Total return................................................       8.71%               17.10%(b)
Ratios and supplemental data:
  Net assets at end of year (millions)......................     $ 12.7              $   4.8
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................       1.05%                1.40%(a)
      Net investment income (loss)..........................       0.03%               (0.30)%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................       1.05%                2.02%(a)
    Portfolio turnover rate.................................        136%                 39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

(c) Amount is less than $0.005.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 OBJECTIVE

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.47%
Since inception (5/1/04)                    10.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Balanced Portfolio returned 3.47% versus 4.53% for the current benchmark, which is composed of 60% S&P 1500 Supercomposite Index and 40% the Lehman Brothers U.S. Universal Index.

The Portfolio's equity holdings outpaced its fixed income holdings as the Portfolio experienced capital losses in the bond segment during the period. As the long-end of the yield curve rose, value eroded in many of the bonds held in the Portfolio.

Equity exposure in the Health Care, Industrials and Energy sectors were major contributors to the Portfolio's performance. At the industry level, the top five contributors were railroads, managed health care, construction & farm machinery & heavy trucks, construction materials, and airlines. Industry detractors included asset management & custody banks, data processing & outsourced services, health care supplies, and trucking.(1)

The Portfolio benefited from a rebound in the airline industry as AMR Corp. was the largest net contributor to Portfolio performance. Other top contributors to performance include Joy Global Inc., Marvell Technology Group Ltd., and Burlington Northern Santa Fe Corp. Conversely, Cash America International, Inc. declined after it missed first quarter earnings estimates by nearly 30%. Additionally, the company withdrew its 2005 forecast based on uncertainty in short-term loan guidelines pending from the FDIC.(1)

As the equity markets rebounded during the second half of the period, the Portfolio's relative underperformance can mostly be attributable to its fixed income holdings. While interest rates remain at historical lows, rising interest rates worked to diminish value in many of the Portfolio's bond holdings. The Portfolio's exposure to Ford Motor Credit Co. bonds proved detrimental as their debt was downgraded from A3 to Baa3, just one step above investments grade status. General Motors Acceptance Corp. bond exposure also hindered Portfolio performance as they were downgraded below investment grade.(1)

Ongoing concerns about rising oil prices and the aggressiveness of the Fed rate hikes appears to have distracted investors from the sound company and economic fundamentals that currently exist.

We believe that stocks will continue to rally in 2006. They enter the period trading at an almost 20% discount to our calculation of their intrinsic value. Individual company fundamentals continue to look attractive despite macroeconomic concerns over rising energy prices and interest rates. We are paying particular attention to the Consumer Discretionary sector. The sector enters the year as the most undervalued of the nine sectors we track, trading at more than a 30% discount to our calculation of fair value. The sector has been out of favor due to concerns that rising interest rates and energy prices will eventually crimp consumer spending. However, earnings and earnings growth expectations remain generally strong for stocks in the sector.(1)

Based on our analysis, we continue to favor the shorter-end of the yield curve, as the long-end shows a lack of value primarily in U.S. Government and agency issues. Given our valuation reading in the equity market, we expect equity prices to outpace most fixed income investments. As such, we anticipate we will continue to position the Portfolio with approximately 25% fixed income holdings and 75% equity holdings.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                  60% S&P 1500
                                                   BALANCED PORTFOLIO       SUPERCOMPOSITE INDEX/40%
                                                (COMMENCED OPERATIONS MAY     LEHMAN BROTHERS U.S.       S&P 1500 SUPERCOMPOSITE
                                                        1, 2004)                 UNIVERSAL INDEX                  INDEX
                                                -------------------------   ------------------------     -----------------------
5/1/04                                                     10000                       10000                      10000
6/04                                                       10370                     10261.1                      10358
12/04                                                    11330.3                     10924.5                      11143
6/05                                                     11330.3                       11014                      11109
12/05                                                    11723.7                     11419.8                      11776

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

We are now using a blended benchmark, 60% of S&P 1500 Supercomposite Index and 40% of Lehman Brothers U.S. Universal Index, as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those only in the former benchmark, the S&P 1500 Supercomposite Index.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               74.0
Corporate Bonds (3)                             15.9
U.S. Government Agency Issues                    3.6
U.S. Treasury Obligations                        1.8
Short-Term Notes
  Less Net Liabilities                           4.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Citigroup, Inc.                               2.2
 2.  U.S. Treasury Notes 4.375%
     05/15/2007                                    1.8
 3.  Hilton Hotels Corp. 7.950%
     04/15/2007                                    1.3
 4.  JPMorgan Chase & Co. 7.250%
     06/01/2007                                    1.2
 5.  AMR Corp.                                     1.2
 6.  HSBC Finance Corp. 5.750%
     01/30/2007                                    1.2
 7.  SunTrust Banks Inc. 2.500%
     11/01/2006                                    1.2
 8.  Joy Global, Inc.                              1.1
 9.  JPMorgan Chase & Co.                          1.1
10.  Cemex S.A. de C.V. - ADR                      1.1

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (combined):

                                                                     % of Net Assets
      Financials                                                                25.4
      Industrials                                                               17.5
      Consumer Discretionary                                                    12.8
      Health Care                                                               11.1
      Materials                                                                  7.3
      Information Technology                                                     6.2
      Energy                                                                     4.5
      Telecommunication Services                                                 1.9
      Utilities                                                                  1.6
      Consumer Staples                                                           1.6
                                                                     ---------------
                                                                                89.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                      FAIR
COMMON STOCKS - 74.0%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.4%
AUTOMOBILES - 0.8%
DaimlerChrysler AG....................       620   $   31,639
                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
Darden Restaurants, Inc. .............     1,010       39,269
Kerzner International Ltd. (a)........       520       35,750
                                                   ----------
                                                       75,019
                                                   ----------
HOUSEHOLD DURABLES - 3.0%
Ethan Allen Interiors, Inc. ..........       940       34,338
Furniture Brands International,
  Inc. ...............................     1,600       35,728
Harman International Industries,
  Inc. ...............................       300       29,355
Tupperware Brands Corp. ..............     1,050       23,520
                                                   ----------
                                                      122,941
                                                   ----------
INTERNET & CATALOG RETAIL - 1.4%
Coldwater Creek, Inc. (a).............     1,150       35,109
Sportsmans Guide, Inc. (a)............     1,010       24,089
                                                   ----------
                                                       59,198
                                                   ----------
TEXTILES, APPAREL & LUXURY GOODS -2.4%
Brown Shoe Co., Inc. .................       710       30,125
Oxford Industries, Inc. ..............       660       36,102
Reebok International Ltd. ............       530       30,862
                                                   ----------
                                                       97,089
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........                385,886
                                                   ----------
CONSUMER STAPLES - 1.2%
HOUSEHOLD PRODUCTS - 0.4%
Colgate-Palmolive Co. ................       330       18,100
                                                   ----------
TOBACCO - 0.8%
Altria Group, Inc. ...................       430       32,130
                                                   ----------
TOTAL CONSUMER STAPLES................                 50,230
                                                   ----------
ENERGY - 4.5%
ENERGY EQUIPMENT & SERVICES - 3.8%
BJ Services Co. ......................       820       30,069
Diamond Offshore Drilling.............       470       32,693
Patterson-UTI Energy, Inc. ...........       930       30,644
Tidewater, Inc. ......................       640       28,454
W-H Energy Services, Inc. (a).........     1,060       35,065
                                                   ----------
                                                      156,925
                                                   ----------
OIL, GAS & CONSUMABLE FUELS - 0.7%
Chevron Corp. ........................       500       28,385
                                                   ----------
TOTAL ENERGY..........................                185,310
                                                   ----------
FINANCIALS - 16.4%
CAPITAL MARKETS - 2.3%
Investment Technology Group, Inc.
  (a).................................       860       30,478
Morgan Stanley........................       540       30,640
The Bear Stearns Companies Inc. ......       280       32,349
                                                   ----------
                                                       93,467
                                                   ----------

                                                      FAIR
COMMON STOCKS - 74.0%                    SHARES      VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 1.5%
BB&T Corp. ...........................       690   $   28,918
Wachovia Corp. .......................       660       34,888
                                                   ----------
                                                       63,806
                                                   ----------
CONSUMER FINANCE - 1.7%
Cash America International, Inc. .....     1,380       32,002
First Cash Financial Services, Inc.
  (a).................................     1,270       37,033
                                                   ----------
                                                       69,035
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 3.3%
Citigroup, Inc. ......................     1,860       90,266
JPMorgan Chase & Co. .................     1,170       46,437
                                                   ----------
                                                      136,703
                                                   ----------
INSURANCE - 6.8%
Arthur J. Gallagher & Co. ............       980       30,262
First American Corp. .................       740       33,522
HCC Insurance Holdings, Inc. .........     1,140       33,835
Lincoln National Corp. ...............       550       29,167
Prudential Financial, Inc. ...........       490       35,863
Selective Insurance Group, Inc. ......       430       22,833
The Hartford Financial Services Group,
  Inc. ...............................       280       24,049
The St. Paul Travelers Companies,
  Inc. ...............................       620       27,695
UnumProvident Corp. ..................     1,890       42,998
                                                   ----------
                                                      280,224
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 0.8%
Washington Mutual, Inc. ..............       710       30,885
                                                   ----------
TOTAL FINANCIALS......................                674,120
                                                   ----------
HEALTH CARE - 11.1%
BIOTECHNOLOGY - 2.5%
Celgene Corp. (a).....................       670       43,416
Digene Corp. (a)......................       950       27,712
United Therapeutics Corp. (a).........       420       29,030
                                                   ----------
                                                      100,158
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -0.6%
Lifecell Corp. (a)....................     1,280       24,410
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -6.7%
Aetna, Inc. ..........................       330       31,122
AmerisourceBergen Corp. ..............       780       32,292
CIGNA Corp. ..........................       230       25,691
Community Health Systems, Inc. (a)....       660       25,305
Health Net, Inc. (a)..................       620       31,961
Manor Care, Inc. .....................       750       29,828
McKesson Corp. .......................       690       35,597
Omnicare, Inc. .......................       610       34,904
PSS World Medical, Inc. (a)...........     2,030       30,125
                                                   ----------
                                                      276,825
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                      FAIR
COMMON STOCKS - 74.0%                    SHARES      VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 1.3%
AstraZeneca PLC - ADR.................       580   $   28,188
Medicis Pharmaceutical Corp. .........       830       26,601
                                                   ----------
                                                       54,789
                                                   ----------
TOTAL HEALTH CARE.....................                456,182
                                                   ----------
INDUSTRIALS - 17.1%
AIR FREIGHT & LOGISTICS - 1.6%
Ryder System, Inc. ...................       810       33,226
United Parcel Service, Inc. Class B...       450       33,818
                                                   ----------
                                                       67,044
                                                   ----------
AIRLINES - 2.2%
AMR Corp. (a).........................     2,300       51,129
SkyWest, Inc. ........................     1,440       38,678
                                                   ----------
                                                       89,807
                                                   ----------
BUILDING PRODUCTS - 0.6%
ElkCorp...............................       730       24,572
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 1.7%
CDI Corp. ............................     1,200       32,880
Manpower, Inc. .......................       830       38,595
                                                   ----------
                                                       71,475
                                                   ----------
CONSTRUCTION & ENGINEERING - 1.3%
Jacobs Engineering Group, Inc. (a)....       420       28,506
URS Corp. (a).........................       620       23,318
                                                   ----------
                                                       51,824
                                                   ----------
MACHINERY - 3.6%
Cummins, Inc. ........................       440       39,481
Joy Global, Inc. .....................     1,170       46,800
Manitowoc Co. Inc. ...................       870       43,691
Stewart & Stevenson Services, Inc. ...       950       20,074
                                                   ----------
                                                      150,046
                                                   ----------
MARINE - 0.7%
Kirby Corp. (a).......................       590       30,780
                                                   ----------
ROAD & RAIL - 4.3%
Burlington Northern Santa Fe Corp. ...       510       36,118
Canadian National Railway Co. ........       420       33,596
J.B. Hunt Transport Services, Inc. ...     1,550       35,092
Knight Transportation, Inc. ..........     1,770       36,692
Norfolk Southern Corp. ...............       760       34,071
                                                   ----------
                                                      175,569
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -1.1%
MSC Industrial Direct Co., Inc. ......     1,080       43,437
                                                   ----------
TOTAL INDUSTRIALS.....................                704,554
                                                   ----------
INFORMATION TECHNOLOGY - 5.7%
COMMUNICATIONS EQUIPMENT - 0.7%
QUALCOMM, Inc. .......................       640       27,571
                                                   ----------
COMPUTERS & PERIPHERALS - 1.8%
Logitech International SA - ADR (a)...       820       38,351
Seagate Technology....................     1,840       36,782
                                                   ----------
                                                       75,133
                                                   ----------

                                                      FAIR
COMMON STOCKS - 74.0%                    SHARES      VALUE
-------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.8%
Mettler-Toledo International, Inc.
  (a).................................       620   $   34,224
                                                   ----------
INTERNET SOFTWARE & SERVICES - 0.5%
j2 Global Communications, Inc. (a)....       510       21,798
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.9%
Marvell Technology Group Ltd. (a).....       670       37,580
Texas Instruments, Inc. ..............     1,210       38,805
                                                   ----------
                                                       76,385
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                235,111
                                                   ----------
MATERIALS - 7.3%
CONSTRUCTION MATERIALS - 2.0%
Cemex S.A. de C.V. - ADR..............       740       43,904
Eagle Materials, Inc. ................       310       37,932
                                                   ----------
                                                       81,836
                                                   ----------
METALS & MINING - 5.3%
Alcoa, Inc. ..........................     1,450       42,877
BHP Billiton Ltd. - ADR...............       750       25,065
Companhia Vale do Rio Doce - ADR......       780       32,089
Freeport-McMoRan Copper & Gold, Inc.
  Class B.............................       570       30,666
Reliance Steel & Aluminum Co. ........       470       28,726
Rio Tinto PLC - ADR...................       160       29,246
Steel Technologies, Inc. .............     1,130       31,629
                                                   ----------
                                                      220,298
                                                   ----------
TOTAL MATERIALS.......................                302,134
                                                   ----------
UTILITIES - 1.3%
MULTI-UTILITIES - 0.9%
Consolidated Edison, Inc. ............       390       18,069
TECO Energy, Inc. ....................     1,070       18,382
                                                   ----------
                                                       36,451
                                                   ----------
WATER UTILITIES - 0.4%
California Water Service Group........       510       19,497
                                                   ----------
TOTAL UTILITIES.......................                 55,948
                                                   ----------
TOTAL COMMON STOCKS
  (COST $2,735,998)...................             $3,049,475
                                                   ----------
                                          FACE        FAIR
CORPORATE BONDS - 15.9%                  AMOUNT      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 3.4%
AUTOMOBILES - 1.5%
DaimlerChrysler N.A. Holding Corp.
  4.125% 03/07/2007...................  $ 30,000   $   29,638
  6.500% 11/15/2013...................    30,000       31,460
                                                   ----------
                                                       61,098
                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 1.2%
Hilton Hotels Corp. 7.950%
 04/15/2007...........................    50,000       51,598
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                          FACE        FAIR
CORPORATE BONDS - 15.9%                  AMOUNT      VALUE
-------------------------------------------------------------
MEDIA - 0.3%
Mediacom Broadband LLC
  11.000% 07/15/2013..................  $ 10,000   $   10,800
                                                   ----------
MULTILINE RETAIL - 0.4%
Dillard's Inc.
  9.500% 09/01/2009...................    15,000       16,125
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........                139,621
                                                   ----------
CONSUMER STAPLES - 0.4%
TOBACCO - 0.4%
Altria Group, Inc.
  6.950% 06/01/2006...................    15,000       15,119
                                                   ----------
TOTAL CONSUMER STAPLES................                 15,119
                                                   ----------
FINANCIALS - 9.0%
CAPITAL MARKETS - 0.2%
Merrill Lynch & Co., Inc.
  5.000% 02/03/2014...................    10,000        9,892
                                                   ----------
COMMERCIAL BANKS - 1.2%
SunTrust Banks Inc.
  2.500% 11/01/2006...................    50,000       48,844
                                                   ----------
CONSUMER FINANCE - 1.4%
Ford Motor Credit Co.
  5.250% 03/21/2011...................    25,000       17,927
General Motors Acceptance Corp.
  5.125% 05/09/2008...................    25,000       22,268
  7.750% 01/19/2010...................    20,000       18,694
                                                   ----------
                                                       58,889
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 3.9%
Caterpillar Financial Services Corp.
  4.000% 07/15/2009...................    10,000        9,662
Citigroup, Inc.
  5.125% 05/05/2014...................    10,000       10,019
HSBC Finance Corp.
  5.750% 01/30/2007...................    50,000       50,425
International Lease Finance Corp.
  5.625% 06/01/2007...................    40,000       40,350
JPMorgan Chase & Co.
  7.250% 06/01/2007...................    50,000       51,465
                                                   ----------
                                                      161,921
                                                   ----------
INSURANCE - 1.9%
Fairfax Financial Holdings Ltd.
  7.750% 04/26/2012...................    25,000       23,452
Marsh & McLennan Cos., Inc.
  5.375% 03/15/2007...................    25,000       25,056
UnumProvident Corp.
  7.190% 02/01/2028...................    30,000       29,733
                                                   ----------
                                                       78,241
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 0.4%
Countrywide Home Loans, Inc.
  4.000% 03/22/2011...................    15,000       14,130
                                                   ----------
TOTAL FINANCIALS......................                371,917
                                                   ----------

                                          FACE        FAIR
CORPORATE BONDS - 15.9%                  AMOUNT      VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.4%
INDUSTRIAL CONGLOMERATES - 0.4%
General Electric Co.
  5.000% 02/01/2013...................  $ 15,000   $   15,014
                                                   ----------
TOTAL INDUSTRIALS.....................                 15,014
                                                   ----------
INFORMATION TECHNOLOGY - 0.5%
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.1%
Avnet, Inc.
  8.000% 11/15/2006...................     4,000        4,108
                                                   ----------
IT SERVICES - 0.4%
First Data Corp.
  4.700% 11/01/2006...................    15,000       14,982
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                 19,090
                                                   ----------
TELECOMMUNICATION SERVICES - 1.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
GTE Corp.
  6.940% 04/15/2028...................    35,000       37,566
New York Telephone Co.
  6.000% 04/15/2008...................    40,000       40,383
                                                   ----------
TOTAL TELECOMMUNICATION SERVICES......                 77,949
                                                   ----------
UTILITIES - 0.3%
GAS UTILITIES - 0.3%
SEMCO Energy, Inc.
  8.000% 06/30/2016...................    14,000       13,976
                                                   ----------
TOTAL UTILITIES.......................                 13,976
                                                   ----------
TOTAL CORPORATE BONDS
  (COST $666,926).....................             $  652,686
                                                   ----------
                                          FACE        FAIR
U.S. GOVERNMENT AGENCY ISSUES - 3.6%     AMOUNT      VALUE
-------------------------------------------------------------
FANNIE MAE - 1.6%
  5.000% 07/26/2013...................  $ 25,000   $   24,553
  5.000% 07/09/2018...................    25,000       23,937
  5.250% 04/15/2019...................    20,000       19,290
                                                   ----------
                                                       67,780
                                                   ----------
FEDERAL HOME LOAN BANK - 1.0%
  4.500% 09/16/2013...................    20,000       19,644
  5.375% 08/15/2018...................    20,000       20,804
                                                   ----------
                                                       40,448
                                                   ----------
FREDDIE MAC - 1.0%
  5.250% 07/27/2017...................    25,000       24,558
  5.000% 09/09/2016...................    15,000       14,623
                                                   ----------
                                                       39,181
                                                   ----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (COST $148,825).....................             $  147,409
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                          FACE        FAIR
U.S. TREASURY OBLIGATIONS - 1.8%         AMOUNT      VALUE
-------------------------------------------------------------
U.S. TREASURY NOTES - 1.8%
  4.375% 05/15/2007...................  $ 75,000   $   74,962
                                                   ----------
TOTAL U.S. TREASURY OBLIGATIONS (COST
  $74,906)............................             $   74,962
                                                   ----------
                                          FACE        FAIR
SHORT-TERM NOTES - 4.8%                  AMOUNT      VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 4.8%
Federal Home Loan Bank
  3.090% 01/03/2006...................  $198,000   $  197,966
                                                   ----------

                                          FACE        FAIR
SHORT-TERM NOTES - 4.8%                  AMOUNT      VALUE
-------------------------------------------------------------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 4.050% 12/31/2031 (b).........  $    738   $      738
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $198,704).....................             $  198,704
                                                   ----------
TOTAL INVESTMENTS - 100.1%
  (COST $3,825,359) (C)...............             $4,123,236
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.1)%...............                (2,469)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $4,120,767
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR:  American Depository Receipts
Footnotes:
   (a)  Non-Income Producing.
   (b) Security is variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR. The interest rate stated is the rate in effect at period-end.
   (c) Represents cost for financial reporting purposes and Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $3,825,359)........................  $4,123,236
  Cash.......................................          77
  Receivable for fund shares sold............         849
  Dividends and accrued interest
    receivable...............................      13,741
  Other receivables..........................      32,250
  Prepaid expenses and other assets..........         102
                                               ----------
    Total assets.............................   4,170,255
                                               ----------
Liabilities:
  Payable for securities purchased...........      36,892
  Payable for investment management
    services.................................       2,626
  Accrued custody expense....................          33
  Accrued professional fees..................       7,521
  Accrued accounting fees....................       2,248
  Accrued printing and proxy fees............         168
                                               ----------
    Total liabilities........................      49,488
                                               ----------
Net assets...................................  $4,120,767
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  352,122
  Paid-in capital in excess of par value.....   3,480,129
  Accumulated net realized losses on
    investments..............................     (34,817)
  Net unrealized appreciation on
    investments..............................     297,877
  Undistributed net investment income........      25,456
                                               ----------
Net assets...................................  $4,120,767
                                               ==========
Shares outstanding...........................     352,122
                                               ==========
Authorized Fund shares allocated to
  Portfolio..................................  10,000,000
                                               ==========
Net asset value per share....................  $    11.70
                                               ==========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest.....................................  $ 38,913
  Dividends (net of withholding tax of $359)...    32,562
  Other........................................       243
                                                 --------
    Total investment income....................    71,718
                                                 --------
Expenses:
  Management fees..............................    21,612
  Custodian fees...............................     1,349
  Directors' fees..............................       194
  Professional fees............................     9,277
  Accounting fees..............................    12,404
  Printing and proxy fees......................         7
  Other........................................        57
                                                 --------
    Total expenses.............................    44,900
      Less expenses voluntarily reduced or
         reimbursed by advisor.................    (1,652)
                                                 --------
    Net expenses...............................    43,248
                                                 --------
    Net investment income......................    28,470
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   (19,282)
  Change in unrealized
    appreciation/depreciation on investments...   134,354
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   115,072
                                                 --------
    Change in net assets from operations.......  $143,542
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED         FOR THE PERIOD
                                                              DECEMBER 31,      FROM MAY 1, 2004*
                                                                  2005         TO DECEMBER 31, 2004
                                                              ------------     --------------------
From investment activities:
Operations:
  Net investment income.....................................   $   28,470           $    5,264
  Net realized gains (losses) on investments................      (19,282)             (15,535)
  Change in unrealized appreciation/depreciation on
    investments.............................................      134,354              163,523
                                                               ----------           ----------
      Change in net assets from operations..................      143,542              153,252
                                                               ----------           ----------
Distributions to shareholders:
  Distributions paid from net investment income.............       (8,278)                  --
                                                               ----------           ----------
Capital transactions:
  Received from shares sold.................................    2,605,974            2,257,551
  Received from dividends reinvested........................        8,278                   --
  Paid for shares redeemed..................................     (295,056)            (744,496)
                                                               ----------           ----------
    Change in net assets from capital transactions..........    2,319,196            1,513,055
                                                               ----------           ----------
      Change in net assets..................................    2,454,460            1,666,307
Net Assets:
  Beginning of year or period...............................    1,666,307                   --
                                                               ----------           ----------
  End of year or period.....................................   $4,120,767           $1,666,307
                                                               ==========           ==========
  Undistributed net investment income.......................   $   25,456           $    5,264
                                                               ==========           ==========

 FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED         FOR THE PERIOD
                                                              DECEMBER 31,      FROM MAY 1, 2004*
                                                                  2005         TO DECEMBER 31, 2004
                                                              ------------     --------------------
Per share operating performance:
Net asset value, beginning of year or period................     $11.33              $ 10.00
Investment activities:
  Net investment income.....................................       0.06                 0.04
  Net realized and unrealized gains (losses) on
    investments.............................................       0.33                 1.29
                                                                 ------              -------
      Total from investment activities......................       0.39                 1.33
                                                                 ------              -------
Distributions:
  Distributions from net investment income..................      (0.02)                  --
                                                                 ------              -------
Net asset value, end of year or period......................     $11.70              $ 11.33
                                                                 ======              =======
Total return................................................       3.47%               13.30% (b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)............     $  4.1              $   1.7
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................       1.50%                1.46% (a)
      Net investment income.................................       0.99%                0.78% (a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................       1.55%                3.52% (a)
    Portfolio turnover rate.................................        118%                  39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 OBJECTIVE

The Covered Call Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     2.98%
Since inception (5/1/04)                     6.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year ended December 31, 2005, the Ohio National Covered Call Portfolio returned 2.98% versus 5.66% for the current benchmark, the S&P 1500 Supercomposite Index.

While the underlying equities in the Portfolio outperformed our broad based index, the calls written against those equities limited the gains. However, these calls also reduced the volatility of the Portfolio during the period.

Industries primarily from the Health Care, Utilities, and Industrials sectors had the most significant positive contribution to the Portfolio's performance. Oil & gas exploration & production, construction & farm machinery & heavy equipment, managed health care, railroads, and wireless telecommunications services were among the top contributing industries to Portfolio performance. Rising oil prices continued to positively impact energy related issues, while building and infrastructure issues benefited from a strong economy and the rebuilding needs following Hurricane Katrina. Conversely, issues from the computer hardware, trucking, thrifts & mortgage finance, and health care supplies industries all detracted from Portfolio performance for the period.(1)

Ultra Petroleum Corp. and America Movil SA de CV were among the Portfolio's top performers for the period. Energy issue, Ultra Petroleum Corp. benefited from the ongoing rise in energy prices and rose approximately 129.2% for the period. Latin American wireless communications provider, America Movil SA de CV rose approximately 75.5% during the period, buoyed by strong sales growth.(1)

Among the Portfolio's detractors during the period were Sonic Solutions, Digitial River Inc. and AMERIGROUP Corp. The fast food restaurant chain, Sonic Solutions, fell 49.6% on concerns that higher gas prices would curb consumer spending at restaurants. AMERIGROUP Corp. plummeted 55% on news that skyrocketing health care costs transformed their third quarter period profit into a loss. Digital River also fell 48.5% on a cautious sales outlook for 2006.(1)

Option premiums continued to steadily decline, ending the period hovering just above historical lows as measured by the CBOE Volatility Index. This decrease in premium levels reduced the amount of yield the Portfolio was able to generate through the call writing strategy.

On-going concerns about rising oil prices and the aggressiveness of the Fed rate hikes appears to have distracted investors from the sound company and economic fundamentals that currently exist.

We believe that stocks will continue to rally in 2006. They enter the period trading at an almost 20% discount to our calculation of their intrinsic value. Individual company fundamentals continue to look attractive despite macroeconomic concerns over rising energy prices and interest rates. We are paying particular attention to the Consumer Discretionary sector. The sector enters the year as the most undervalued of the nine sectors we track, trading at more than a 30% discount to our calculation of fair value. The sector has been out of favor due to concerns that rising interest rates and energy prices will eventually crimp consumer spending. However, earnings and earnings growth expectations remain generally strong for stocks in the sector.(1)

With option premium levels remaining well below their long-term historical average throughout the year, we continue to believe that an eventual regression upward toward the mean is inevitable. Nevertheless, we cannot predict when or if such a move will occur. Accordingly, going forward we will look to exploit short-term spikes in option premium levels when and if they present themselves.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)



 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                             COVERED CALL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                             ---------------------------------    -----------------------------
5/1/04                                                                      10000                             10000
6/04                                                                        10230                             10358
12/04                                                                     10749.7                             11143
6/05                                                                      10699.7                             11109
12/05                                                                     11069.7                             11776

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standards and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                              107.9
Written Options                                 (8.3)
Short-Term Notes
  Less Net Liabilities                           0.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                       % of Net Assets
 1.  Google, Inc. Class A                          2.0
 2.  America Movil S.A. de
     C.V. - ADR                                    1.9
 3.  Burlington Northern Santa Fe
     Corp.                                         1.7
 4.  JPMorgan Chase & Co.                          1.5
 5.  Norfolk Southern Corp.                        1.5
 6.  Nabors Industries Ltd.                        1.5
 7.  Unit Corp.                                    1.5
 8.  Patterson-UTI Energy, Inc.                    1.4
 9.  Citigroup, Inc.                               1.4
10.  AmerisourceBergen Corp.                       1.4

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Industrials                                                               22.9
      Financials                                                                20.2
      Health Care                                                               16.1
      Consumer Discretionary                                                    12.1
      Materials                                                                 11.0
      Energy                                                                    10.4
      Information Technology                                                    10.2
      Telecommunication Services                                                 2.9
      Consumer Staples                                                           1.1
      Utilities                                                                  1.0
                                                                     ---------------
                                                                               107.9
                                                                     ===============

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 107.9%                  SHARES      VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.1%
AUTO COMPONENTS - 1.2%
Johnson Controls, Inc. ...............      700   $   51,037
                                                  ----------
AUTOMOBILES - 1.3%
Toyota Motor Corp. -- ADR.............      500       52,310
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Laureate Education, Inc. (a)..........      700       36,757
                                                  ----------
HOTELS, RESTAURANTS & LEISURE - 1.6%
Darden Restaurants, Inc. .............      800       31,104
Kerzner International Ltd. (a)........      500       34,375
                                                  ----------
                                                      65,479
                                                  ----------
HOUSEHOLD DURABLES - 2.2%
Furniture Brands International,
  Inc. ...............................    2,400       53,592
Harman International Industries,
  Inc. ...............................      400       39,140
                                                  ----------
                                                      92,732
                                                  ----------
INTERNET & CATALOG RETAIL - 0.9%
Coldwater Creek, Inc. (a).............    1,200       36,636
                                                  ----------
SPECIALTY RETAIL - 4.0%
Abercrombie & Fitch Co. -- Class A....      500       32,590
Lowe's Companies Inc. ................      700       46,662
O'Reilly Automotive, Inc. (a).........      900       28,809
Ross Stores, Inc. ....................    2,000       57,800
                                                  ----------
                                                     165,861
                                                  ----------
TOTAL CONSUMER DISCRETIONARY..........               500,812
                                                  ----------
CONSUMER STAPLES - 1.1%
TOBACCO - 1.1%
Altria Group, Inc. ...................      600       44,832
                                                  ----------
TOTAL CONSUMER STAPLES................                44,832
                                                  ----------
ENERGY - 10.4%
ENERGY EQUIPMENT & SERVICES - 8.3%
Grant Prideco, Inc. (a)...............      800       35,296
Nabors Industries Ltd. (a)............      800       60,600
National Oilwell Varco, Inc. (a)......      700       43,890
Patterson-UTI Energy, Inc. ...........    1,800       59,310
Superior Energy Services, Inc. (a)....    2,000       42,100
Unit Corp. (a)........................    1,100       60,533
W-H Energy Services, Inc. (a).........    1,300       43,004
                                                  ----------
                                                     344,733
                                                  ----------
OIL, GAS & CONSUMABLE FUELS - 2.1%
Newfield Exploration Co. (a)..........      500       25,035
Peabody Energy Corp. .................      100        8,242
Ultra Petroleum Corp. (a).............    1,000       55,800
                                                  ----------
                                                      89,077
                                                  ----------
TOTAL ENERGY..........................               433,810
                                                  ----------

                                                     FAIR
COMMON STOCKS - 107.9%                  SHARES      VALUE
------------------------------------------------------------
FINANCIALS - 20.2%
CAPITAL MARKETS - 3.4%
A.G. Edwards, Inc. ...................      300   $   14,058
Morgan Stanley........................      600       34,044
The Bank of New York Co., Inc. .......    1,300       41,405
The Goldman Sachs Group, Inc. ........      400       51,084
                                                  ----------
                                                     140,591
                                                  ----------
COMMERCIAL BANKS - 4.8%
BB&T Corp. ...........................      700       29,337
Cullen/Frost Bankers, Inc. ...........      500       26,840
East West Bancorp, Inc. ..............      600       21,894
PNC Financial Services Group, Inc. ...      400       24,732
Wachovia Corp. .......................    1,000       52,860
Wells Fargo & Co. ....................      700       43,981
                                                  ----------
                                                     199,644
                                                  ----------
CONSUMER FINANCE - 1.9%
American Express Co. .................      900       46,314
Capital One Financial Corp. ..........      400       34,560
                                                  ----------
                                                      80,874
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 2.9%
Citigroup, Inc. ......................    1,200       58,236
JPMorgan Chase & Co. .................    1,600       63,504
                                                  ----------
                                                     121,740
                                                  ----------
INSURANCE - 7.2%
AFLAC, Inc. ..........................      900       41,778
Loews Corp. ..........................      400       37,940
MetLife, Inc. ........................      700       34,300
Prudential Financial, Inc. ...........      400       29,276
Selective Insurance Group, Inc. ......      800       42,480
The Chubb Corp. ......................      300       29,295
The Hartford Financial Services Group,
  Inc. ...............................      600       51,534
The St. Paul Travelers Companies,
  Inc. ...............................      700       31,269
                                                  ----------
                                                     297,872
                                                  ----------
TOTAL FINANCIALS......................               840,721
                                                  ----------
HEALTH CARE - 16.1%
BIOTECHNOLOGY - 1.4%
Celgene Corp. (a).....................      500       32,400
United Therapeutics Corp. (a).........      400       27,648
                                                  ----------
                                                      60,048
                                                  ----------
HEALTH CARE EQUIPMENT & SUPPLIES -1.3%
Molecular Devices Corp. (a)...........    1,100       31,823
SonoSite, Inc. (a)....................      600       21,006
                                                  ----------
                                                      52,829
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 107.9%                  SHARES      VALUE
------------------------------------------------------------
HEALTH CARE PROVIDERS &
  SERVICES - 10.2%
Aetna, Inc. ..........................      600   $   56,586
AmerisourceBergen Corp. ..............    1,400       57,960
Caremark Rx, Inc. (a).................      400       20,716
CIGNA Corp. ..........................      500       55,850
Health Net, Inc. (a)..................      600       30,930
Henry Schein, Inc. (a)................    1,000       43,640
McKesson Corp. .......................    1,100       56,749
Medco Health Solutions, Inc. (a)......      700       39,060
Omnicare, Inc. .......................      800       45,776
Psychiatric Solutions, Inc. (a).......      300       17,622
                                                  ----------
                                                     424,889
                                                  ----------
PHARMACEUTICALS - 3.2%
Alpharma, Inc. Class A................    1,400       39,914
AstraZeneca PLC - ADR.................      300       14,580
Barr Pharmaceuticals, Inc. (a)........      500       31,145
Teva Pharmaceutical Industries,
  Ltd. - ADR..........................    1,100       47,311
                                                  ----------
                                                     132,950
                                                  ----------
TOTAL HEALTH CARE.....................               670,716
                                                  ----------
INDUSTRIALS - 22.9%
AIR FREIGHT & LOGISTICS - 4.8%
CNF, Inc. ............................      800       44,712
FedEx Corp. ..........................      500       51,695
Ryder System, Inc. ...................    1,400       57,428
United Parcel Service, Inc. Class B...      600       45,090
                                                  ----------
                                                     198,925
                                                  ----------
AIRLINES - 1.1%
Alaska Air Group, Inc. (a)............      900       32,148
SkyWest, Inc. ........................      500       13,430
                                                  ----------
                                                      45,578
                                                  ----------
BUILDING PRODUCTS - 2.0%
ElkCorp...............................      900       30,294
Universal Forest Products, Inc. ......    1,000       55,250
                                                  ----------
                                                      85,544
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Gevity HR, Inc. ......................    1,500       38,580
                                                  ----------
MACHINERY - 3.3%
Ceradyne, Inc. (a)....................    1,000       43,800
Cummins, Inc. ........................      400       35,892
Joy Global, Inc. .....................    1,400       56,000
                                                  ----------
                                                     135,692
                                                  ----------
MARINE - 1.0%
Kirby Corp. (a).......................      800       41,736
                                                  ----------
ROAD & RAIL - 6.1%
Burlington Northern Santa Fe Corp. ...    1,000       70,820
CSX Corp. ............................    1,000       50,770
J.B. Hunt Transport Services, Inc. ...    1,100       24,904
Knight Transportation, Inc. ..........    2,100       43,533
Norfolk Southern Corp. ...............    1,400       62,762
                                                  ----------
                                                     252,789
                                                  ----------

                                                     FAIR
COMMON STOCKS - 107.9%                  SHARES      VALUE
------------------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS - 3.7%
Fastenal Co. .........................    1,200   $   47,028
Watsco, Inc. .........................      900       53,829
WESCO International, Inc. (a).........    1,200       51,276
                                                  ----------
                                                     152,133
                                                  ----------
TOTAL INDUSTRIALS.....................               950,977
                                                  ----------
INFORMATION TECHNOLOGY - 10.2%
COMMUNICATIONS EQUIPMENT - 0.7%
NICE Systems, Ltd. - ADR (a)..........      600       28,896
                                                  ----------
COMPUTERS & PERIPHERALS - 2.0%
International Business Machines
  Corp. ..............................      600       49,320
Seagate Technology....................    1,600       31,984
                                                  ----------
                                                      81,304
                                                  ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.9%
Ingram Micro, Inc. Class A (a)........    1,900       37,867
                                                  ----------
INTERNET SOFTWARE & SERVICES - 2.9%
Google, Inc. Class A (a)..............      200       82,972
j2 Global Communications, Inc. (a)....      900       38,466
                                                  ----------
                                                     121,438
                                                  ----------
IT SERVICES - 2.7%
Affiliated Computer Services, Inc.
  Class A (a).........................      700       41,426
Cognizant Technology Solutions Corp.
  (a).................................      500       25,175
Computer Sciences Corp. (a)...........      900       45,576
                                                  ----------
                                                     112,177
                                                  ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.6%
Texas Instruments, Inc. ..............      700       22,449
                                                  ----------
SOFTWARE - 0.4%
Fair Isaac Corp. .....................      400       17,668
                                                  ----------
TOTAL INFORMATION TECHNOLOGY..........               421,799
                                                  ----------
MATERIALS - 11.0%
CONSTRUCTION MATERIALS - 2.2%
Cemex S.A. de C.V. - ADR..............      700       41,531
Eagle Materials, Inc. ................      400       48,944
                                                  ----------
                                                      90,475
                                                  ----------
METALS & MINING - 8.8%
Alcoa, Inc. ..........................    1,800       53,226
BHP Billiton Ltd. - ADR...............    1,300       43,446
Companhia Vale do Rio Doce - ADR......    1,300       53,482
Freeport-McMoRan Copper & Gold, Inc.
  Class B.............................    1,000       53,800
Reliance Steel & Aluminum Co. ........      800       48,896
Rio Tinto PLC - ADR...................      200       36,558
Steel Dynamics, Inc. .................    1,300       46,163
Steel Technologies, Inc. .............    1,100       30,789
                                                  ----------
                                                     366,360
                                                  ----------
TOTAL MATERIALS.......................               456,835
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                     FAIR
COMMON STOCKS - 107.9%                  SHARES      VALUE
------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.9%
WIRELESS TELECOMMUNICATION
  SERVICES - 2.9%
America Movil S.A. de C.V. - ADR......    2,700   $   79,002
VimpelCom - ADR (a)...................      900       39,807
                                                  ----------
TOTAL TELECOMMUNICATION SERVICES......               118,809
                                                  ----------
UTILITIES - 1.0%
ELECTRIC UTILITIES - 1.0%
American Electric Power Co., Inc. ....      400       14,836
Otter Tail Corp. .....................      900       26,082
                                                  ----------
TOTAL UTILITIES.......................                40,918
                                                  ----------
TOTAL COMMON STOCKS
  (COST $4,013,751) (B)...............            $4,480,229
                                                  ----------

                                         FACE         FAIR
SHORT-TERM NOTES - 1.1%                 AMOUNT       VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 1.1%
Federal Home Loan Bank
  2.650% 01/03/2006.................  $   44,000   $   43,992
                                                   ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 4.050% 12/31/2031 (c).......         604          604
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $44,596)....................               $   44,596
                                                   ----------
TOTAL INVESTMENTS - 109.0%
  (COST $4,058,347) (D).............               $4,524,825
TOTAL OPTIONS OUTSTANDING - (8.3%)
  (SEE FOLLOWING SCHEDULE)..........                 (343,500)
OTHER LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.7)%...................                  (29,208)
                                                   ----------
TOTAL NET ASSETS - 100.0%...........               $4,152,117
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non-Income Producing.
  (b) All common stocks are fully or partially pledged as collateral for call options outstanding, which are presented in the following schedule of outstanding call options.
  (c) Security is variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR. The interest rate stated is the rate in effect at period-end.
  (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           A.G. EDWARDS, INC.
             Expiration: May 2006, Exercise Price: $45.00..............         2        $    810
             Expiration: August 2006, Exercise Price: $50.00...........         1             237
           ABERCROMBIE & FITCH CO. - CLASS A
             Expiration: May 2006, Exercise Price: $65.00..............         5           3,400
           AETNA, INC.
             Expiration: April 2006, Exercise Price: $85.00............         3           3,990
             Expiration: April 2006, Exercise Price: $95.00............         3           1,830
           AFFILIATED COMPUTER SERVICES, INC. CLASS A
             Expiration: April 2006, Exercise Price: $55.00............         5           3,100
             Expiration: April 2006, Exercise Price: $60.00............         2             620
           AFLAC, INC.
             Expiration: May 2006, Exercise Price: $50.00..............         9             900
           ALASKA AIR GROUP, INC.
             Expiration: April 2006, Exercise Price: $30.00............         2           1,340
             Expiration: April 2006, Exercise Price: $35.00............         7           2,275
           ALCOA, INC.
             Expiration: July 2006, Exercise Price: $30.00.............        13           2,860
             Expiration: July 2006, Exercise Price: $32.50.............         5             625
           ALPHARMA, INC. CLASS A
             Expiration: March 2006, Exercise Price: $25.00............         5           2,225
             Expiration: March 2006, Exercise Price: $30.00............         5             900
             Expiration: June 2006, Exercise Price: $30.00.............         4           1,140
           ALTRIA GROUP, INC.
             Expiration: June 2006, Exercise Price: $75.00.............         3           1,470
             Expiration: June 2006, Exercise Price: $80.00.............         3             750
           AMERICA MOVIL S.A. DE C.V. - ADR
             Expiration: February 2006, Exercise Price: $30.00.........         8           1,120
             Expiration: May 2006, Exercise Price: $30.00..............        19           4,655
           AMERICAN ELECTRIC POWER CO., INC.
             Expiration: February 2006, Exercise Price: $37.50.........         3             225
             Expiration: May 2006, Exercise Price: $37.50..............         1             152
           AMERICAN EXPRESS CO.
             Expiration: January 2006, Exercise Price: $50.00..........         5           1,025
             Expiration: April 2006, Exercise Price: $55.00............         4             420
           AMERISOURCEBERGEN CORP.
             Expiration: January 2006, Exercise Price: $40.00..........         4             740
             Expiration: February 2006, Exercise Price: $37.50.........        10           4,300
           ASTRAZENECA PLC - ADR
             Expiration: April 2006, Exercise Price: $45.00............         1             450
             Expiration: April 2006, Exercise Price: $50.00............         2             340
           BARR PHARMACEUTICALS, INC.
             Expiration: February 2006, Exercise Price: $60.00.........         3           1,290
             Expiration: May 2006, Exercise Price: $55.00..............         2           1,930
           BB&T CORP.
             Expiration: March 2006, Exercise Price: $42.50............         5             500
             Expiration: March 2006, Exercise Price: $45.00............         2              40
           BHP BILLITON LTD. - ADR
             Expiration: February 2006, Exercise Price: $30.00.........         7           2,730
             Expiration: May 2006, Exercise Price: $35.00..............         6           1,080
           BURLINGTON NORTHERN SANTA FE CORP.
             Expiration: April 2006, Exercise Price: $60.00............         4           4,840
             Expiration: July 2006, Exercise Price: $70.00.............         6           3,540

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           CAPITAL ONE FINANCIAL CORP.
             Expiration: March 2006, Exercise Price: $85.00............         3        $  1,470
             Expiration: June 2006, Exercise Price: $90.00.............         1             430
           CAREMARK RX, INC.
             Expiration: March 2006, Exercise Price: $55.00............         1             150
             Expiration: June 2006, Exercise Price: $50.00.............         3           1,620
           CELGENE CORP.
             Expiration: April 2006, Exercise Price: $50.00............         5           8,200
           CEMEX S.A. DE C.V. - ADR
             Expiration: April 2006, Exercise Price: $50.00............         4           4,400
             Expiration: April 2006, Exercise Price: $55.00............         3           2,190
           CERADYNE, INC.
             Expiration: March 2006, Exercise Price: $40.00............        10           6,300
           CIGNA CORP.
             Expiration: January 2006, Exercise Price: $110.00.........         5           1,750
           CITIGROUP, INC.
             Expiration: March 2006, Exercise Price: $47.50............         6           1,230
             Expiration: June 2006, Exercise Price: $50.00.............         6             810
           CNF, INC.
             Expiration: March 2006, Exercise Price: $60.00............         4             500
             Expiration: June 2006, Exercise Price: $60.00.............         4           1,100
           COGNIZANT TECHNOLOGY SOLUTIONS CORP.
             Expiration: April 2006, Exercise Price: $45.00............         5           3,750
           COLDWATER CREEK, INC.
             Expiration: January 2006, Exercise Price: $30.00..........         4             640
             Expiration: April 2006, Exercise Price: $30.00............         5           1,900
             Expiration: July 2006, Exercise Price: $35.00.............         3             900
           COMPANHIA VALE DO RIO DOCE - ADR
             Expiration: March 2006, Exercise Price: $45.00............         9           1,080
             Expiration: June 2006, Exercise Price: $40.00.............         4           1,720
           COMPUTER SCIENCES CORP.
             Expiration: January 2006, Exercise Price: $50.00..........         6             990
             Expiration: March 2006, Exercise Price: $50.00............         3           1,080
           CSX CORP.
             Expiration: February 2006, Exercise Price: $45.00.........         1             620
             Expiration: May 2006, Exercise Price: $50.00..............         7           2,415
             Expiration: August 2006, Exercise Price: $55.00...........         2             430
           CULLEN/FROST BANKERS, INC.
             Expiration: April 2006, Exercise Price: $55.00............         5             837
           CUMMINS, INC.
             Expiration: January 2006, Exercise Price: $90.00..........         1             200
             Expiration: March 2006, Exercise Price: $85.00............         1             770
             Expiration: June 2006, Exercise Price: $95.00.............         2           1,020
           DARDEN RESTAURANTS, INC.
             Expiration: April 2006, Exercise Price: $40.00............         8           1,520
           EAGLE MATERIALS, INC.
             Expiration: April 2006, Exercise Price: $105.00...........         1           2,070
             Expiration: April 2006, Exercise Price: $115.00...........         3           4,005
           EAST WEST BANCORP, INC.
             Expiration: April 2006, Exercise Price: $40.00............         6             555
           ELKCORP
             Expiration: April 2006, Exercise Price: $35.00............         9           2,272
           FASTENAL CO.
             Expiration: February 2006, Exercise Price: $37.50.........         6           1,725
             Expiration: May 2006, Exercise Price: $42.50..............         6             930

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           FEDEX CORP.
             Expiration: April 2006, Exercise Price: $105.00...........         3        $  1,440
             Expiration: July 2006, Exercise Price: $115.00............         2             620
           FREEPORT-MCMORAN COPPER & GOLD, INC. CLASS B
             Expiration: January 2006, Exercise Price: $50.00..........         1             420
             Expiration: February 2006, Exercise Price: $50.00.........         3           1,530
             Expiration: May 2006, Exercise Price: $50.00..............         2           1,360
             Expiration: August 2006, Exercise Price: $60.00...........         4           1,420
           FURNITURE BRANDS INTERNATIONAL, INC.
             Expiration: July 2006, Exercise Price: $22.50.............        10           1,975
             Expiration: July 2006, Exercise Price: $25.00.............        14           1,505
           GEVITY HR, INC.
             Expiration: February 2006, Exercise Price: $30.00.........         3              53
             Expiration: May 2006, Exercise Price: $30.00..............        12           1,050
           GOOGLE, INC. CLASS A
             Expiration: March 2006, Exercise Price: $380.00...........         1           5,020
             Expiration: March 2006, Exercise Price: $410.00...........         1           3,200
           GRANT PRIDECO, INC.
             Expiration: April 2006, Exercise Price: $35.00............         3           2,850
             Expiration: July 2006, Exercise Price: $45.00.............         4           2,200
             Expiration: July 2006, Exercise Price: $50.00.............         1             350
           HARMAN INTERNATIONAL INDUSTRIES, INC.
             Expiration: January 2006, Exercise Price: $100.00.........         3             420
             Expiration: January 2006, Exercise Price: $95.00..........         1             420
           HEALTH NET, INC.
             Expiration: January 2006, Exercise Price: $47.50..........         1             425
             Expiration: April 2006, Exercise Price: $50.00............         2             900
             Expiration: April 2006, Exercise Price: $55.00............         1             203
             Expiration: July 2006, Exercise Price: $55.00.............         2             600
           HENRY SCHEIN, INC.
             Expiration: January 2006, Exercise Price: $40.00..........         2             760
             Expiration: April 2006, Exercise Price: $40.00............         8           4,000
           INGRAM MICRO, INC. CLASS A
             Expiration: March 2006, Exercise Price: $20.00............        19           1,995
           INTERNATIONAL BUSINESS MACHINES CORP.
             Expiration: April 2006, Exercise Price: $85.00............         6           1,620
           J.B. HUNT TRANSPORT SERVICES, INC.
             Expiration: May 2006, Exercise Price: $22.50..............        11           2,255
           J2 GLOBAL COMMUNICATIONS, INC.
             Expiration: March 2006, Exercise Price: $40.00............         2           1,000
             Expiration: March 2006, Exercise Price: $50.00............         5             425
             Expiration: June 2006, Exercise Price: $50.00.............         2             400
           JOHNSON CONTROLS, INC.
             Expiration: April 2006, Exercise Price: $70.00............         7           4,060
           JOY GLOBAL, INC.
             Expiration: April 2006, Exercise Price: $33.38............         4**         4,800
             Expiration: July 2006, Exercise Price: $36.63.............         5**         5,438
           JPMORGAN CHASE & CO.
             Expiration: March 2006, Exercise Price: $37.50............        10           2,550
             Expiration: June 2006, Exercise Price: $40.00.............         6           1,050
           KERZNER INTERNATIONAL LTD.
             Expiration: May 2006, Exercise Price: $65.00..............         5           3,475
           KIRBY CORP.
             Expiration: March 2006, Exercise Price: $50.00............         8           3,200

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           KNIGHT TRANSPORTATION, INC.
             Expiration: March 2006, Exercise Price: $20.00............        14**      $  3,465
           LAUREATE EDUCATION, INC.
             Expiration: February 2006, Exercise Price: $50.00.........         7           2,625
           LOEWS CORP.
             Expiration: March 2006, Exercise Price: $95.00............         4           1,600
           LOWE'S COMPANIES, INC.
             Expiration: April 2006, Exercise Price: $60.00............         3           2,550
             Expiration: April 2006, Exercise Price: $65.00............         4           1,920
           MCKESSON CORP.
             Expiration: February 2006, Exercise Price: $45.00.........         1             705
             Expiration: May 2006, Exercise Price: $50.00..............         6           2,610
             Expiration: August 2006, Exercise Price: $55.00...........         4           1,200
           MEDCO HEALTH SOLUTIONS, INC.
             Expiration: April 2006, Exercise Price: $55.00............         7           3,430
           METLIFE, INC.
             Expiration: March 2006, Exercise Price: $50.00............         7           1,120
           MOLECULAR DEVICES CORP.
             Expiration: July 2006, Exercise Price: $25.00.............         5           2,775
             Expiration: July 2006, Exercise Price: $30.00.............         6           1,740
           MORGAN STANLEY
             Expiration: July 2006, Exercise Price: $55.00.............         2             980
             Expiration: July 2006, Exercise Price: $60.00.............         4             950
           NABORS INDUSTRIES LTD.
             Expiration: March 2006, Exercise Price: $70.00............         4           3,480
             Expiration: March 2006, Exercise Price: $75.00............         4           2,040
           NATIONAL OILWELL VARCO, INC.
             Expiration: February 2006, Exercise Price: $65.00.........         3             780
             Expiration: May 2006, Exercise Price: $60.00..............         4           3,020
           NEWFIELD EXPLORATION CO.
             Expiration: March 2006, Exercise Price: $45.00............         5           3,375
           NICE SYSTEMS, LTD. - ADR
             Expiration: February 2006, Exercise Price: $45.00.........         2             830
             Expiration: May 2006, Exercise Price: $45.00..............         4           2,300
           NORFOLK SOUTHERN CORP.
             Expiration: March 2006, Exercise Price: $45.00............        10           2,150
             Expiration: June 2006, Exercise Price: $45.00.............         4           1,320
           OMNICARE, INC.
             Expiration: March 2006, Exercise Price: $55.00............         5           2,550
             Expiration: June 2006, Exercise Price: $60.00.............         3           1,350
           O'REILLY AUTOMOTIVE, INC.
             Expiration: August 2006, Exercise Price: $30.00...........         3           1,275
             Expiration: August 2006, Exercise Price: $35.00...........         6           1,065
           OTTER TAIL CORP.
             Expiration: April 2006, Exercise Price: $30.00............         9           1,103
           PATTERSON-UTI ENERGY, INC.
             Expiration: February 2006, Exercise Price: $32.50.........        18           4,230
           PEABODY ENERGY CORP.
             Expiration: June 2006, Exercise Price: $75.00.............         1           1,395
           PNC FINANCIAL SERVICES GROUP, INC.
             Expiration: February 2006, Exercise Price: $60.00.........         2             550
             Expiration: May 2006, Exercise Price: $65.00..............         2             290
           PRUDENTIAL FINANCIAL, INC.
             Expiration: March 2006, Exercise Price: $75.00............         3             900
             Expiration: June 2006, Exercise Price: $80.00.............         1             245

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           PSYCHIATRIC SOLUTIONS, INC.
             Expiration: March 2006, Exercise Price: $55.00............         1        $    660
             Expiration: March 2006, Exercise Price: $60.00............         1             385
             Expiration: June 2006, Exercise Price: $60.00.............         1             620
           RELIANCE STEEL & ALUMINUM CO.
             Expiration: March 2006, Exercise Price: $55.00............         2           1,570
             Expiration: March 2006, Exercise Price: $60.00............         6           2,760
           RIO TINTO PLC - ADR
             Expiration: April 2006, Exercise Price: $165.00...........         2           4,080
           ROSS STORES, INC.
             Expiration: May 2006, Exercise Price: $30.00..............        20           3,350
           RYDER SYSTEM, INC.
             Expiration: May 2006, Exercise Price: $42.50..............        10           2,600
             Expiration: August 2006, Exercise Price: $45.00...........         4             960
           SEAGATE TECHNOLOGY
             Expiration: June 2006, Exercise Price: $20.00.............        16           3,440
           SELECTIVE INSURANCE GROUP, INC.
             Expiration: March 2006, Exercise Price: $55.00............         2             440
             Expiration: March 2006, Exercise Price: $60.00............         6             345
           SKYWEST, INC.
             Expiration: April 2006, Exercise Price: $30.00............         1             120
             Expiration: July 2006, Exercise Price: $25.00.............         1             410
             Expiration: July 2006, Exercise Price: $30.00.............         3             555
           SONOSITE, INC.
             Expiration: June 2006, Exercise Price: $35.00.............         3           1,155
             Expiration: June 2006, Exercise Price: $40.00.............         3             555
           STEEL DYNAMICS, INC.
             Expiration: February 2006, Exercise Price: $30.00.........         6           3,630
             Expiration: May 2006, Exercise Price: $35.00..............         5           1,975
             Expiration: August 2006, Exercise Price: $40.00...........         2             595
           STEEL TECHNOLOGIES, INC.
             Expiration: January 2006, Exercise Price: $25.00..........         5           1,600
             Expiration: April 2006, Exercise Price: $22.50............         2           1,240
             Expiration: April 2006, Exercise Price: $30.00............         4             660
           SUPERIOR ENERGY SERVICES, INC
             Expiration: March 2006, Exercise Price: $22.50............         6             570
             Expiration: June 2006, Exercise Price: $22.50.............        14           2,450
           TEVA PHARMACEUTICAL INDUSTRIES, LTD - ADR
             Expiration: March 2006, Exercise Price: $40.00............        11           4,840
           TEXAS INSTRUMENTS, INC.
             Expiration: January 2006, Exercise Price: $30.00..........         4             920
             Expiration: April 2006, Exercise Price: $30.00............         3           1,110
           THE BANK OF NEW YORK CO., INC.
             Expiration: April 2006, Exercise Price: $32.50............        13           1,365
           THE CHUBB CORP.
             Expiration: April 2006, Exercise Price: $95.00............         3           1,710
           THE GOLDMAN SACHS GROUP, INC.
             Expiration: January 2006, Exercise Price: $125.00.........         2             760
             Expiration: April 2006, Exercise Price: $135.00...........         1             320
             Expiration: July 2006, Exercise Price: $135.00............         1             585
           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
             Expiration: March 2006, Exercise Price: $85.00............         6           2,220
           THE ST. PAUL TRAVELERS COMPANIES, INC.
             Expiration: April 2006, Exercise Price: $45.00............         6           1,215
             Expiration: April 2006, Exercise Price: $50.00............         1              35

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                                   DECEMBER 31, 2005

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           TOYOTA MOTOR CORP - ADR
             Expiration: April 2006, Exercise Price: $95.00............         4        $  4,680
             Expiration: July 2006, Exercise Price: $100.00............         1             990
           ULTRA PETROLEUM CORP.
             Expiration: March 2006, Exercise Price: $50.00............         7           5,600
             Expiration: June 2006, Exercise Price: $60.00.............         3           1,710
           UNIT CORP.
             Expiration: March 2006, Exercise Price: $50.00............         4           2,960
             Expiration: June 2006, Exercise Price: $55.00.............         3           2,010
             Expiration: June 2006, Exercise Price: $60.00.............         4           1,720
           UNITED PARCEL SERVICE, INC. CLASS B
             Expiration: April 2006, Exercise Price: $75.00............         3           1,080
             Expiration: April 2006, Exercise Price: $80.00............         3             435
           UNITED THERAPEUTICS CORP.
             Expiration: February 2006, Exercise Price: $65.00.........         2           1,390
             Expiration: February 2006, Exercise Price: $80.00.........         2             190
           UNIVERSAL FOREST PRODUCTS, INC.
             Expiration: January 2006, Exercise Price: $60.00..........         6           1,440
             Expiration: April 2006, Exercise Price: $55.00............         2             920
             Expiration: April 2006, Exercise Price: $60.00............         2             420
           VIMPELCOM - ADR
             Expiration: April 2006, Exercise Price: $45.00............         9           2,430
           WACHOVIA CORP.
             Expiration: April 2006, Exercise Price: $50.00............         3           1,200
             Expiration: April 2006, Exercise Price: $55.00............         7             840
           WATSCO, INC.
             Expiration: February 2006, Exercise Price: $65.00.........         5             375
             Expiration: May 2006, Exercise Price: $60.00..............         4           2,040
           WELLS FARGO & CO.
             Expiration: April 2006, Exercise Price: $60.00............         2             800
             Expiration: April 2006, Exercise Price: $65.00............         5             625
           WESCO INTERNATIONAL, INC.
             Expiration: April 2006, Exercise Price: $40.00............         7           3,640
             Expiration: April 2006, Exercise Price: $45.00............         5           1,300
           W-H ENERGY SERVICES, INC.
             Expiration: April 2006, Exercise Price: $30.00............        13           6,565
                                                                              ---        --------
           TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $282,102)..........       945        $343,500
                                                                              ===        ========

--------------------------------------------------------------------------------

 * 100 shares per contract unless otherwise noted.

** 150 shares per contract.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $4,058,347).......................    $ 4,524,825
  Receivable for options written............         13,232
  Receivable for securities sold............        224,273
  Receivable for fund shares sold...........              6
  Dividends and accrued interest
    receivable..............................          3,563
  Prepaid expenses and other assets.........            109
                                                -----------
    Total assets............................      4,766,008
                                                -----------
Liabilities:
  Options written, at fair value (premiums
    received of $282,102)...................        343,500
  Payable for written options closed........         14,886
  Payable for securities purchased..........        223,401
  Payable for fund shares redeemed..........         18,648
  Payable for investment management
    services................................          2,838
  Accrued custody expense...................             36
  Accrued professional fees.................          7,521
  Accrued accounting fees...................          2,857
  Accrued printing and proxy fees...........            204
                                                -----------
    Total liabilities.......................        613,891
                                                -----------
Net assets..................................    $ 4,152,117
                                                ===========
Net assets consist of:
  Par value, $1 per share...................    $   375,245
  Paid-in capital in excess of par value....      3,496,111
  Accumulated net realized losses on
    investments and written options.........       (124,319)
  Net unrealized appreciation on
    investments.............................        466,478
  Net unrealized depreciation on written
    options.................................        (61,398)
                                                -----------
                                                $ 4,152,117
                                                ===========
Shares outstanding..........................        375,245
                                                ===========
Authorized Fund shares allocated to
  Portfolio.................................     10,000,000
                                                ===========
Net asset value per share...................    $     11.07
                                                ===========

 STATEMENT OF OPERATIONS

                                            For the Year Ended December 31, 2005

Investment income:
  Interest...................................    $   5,652
  Dividends (net of withholding tax of
    $73).....................................       30,291
                                                 ---------
    Total investment income..................       35,943
                                                 ---------
Expenses:
  Management fees............................       25,453
  Custodian fees.............................        1,373
  Directors' fees............................          210
  Professional fees..........................        9,284
  Accounting fees............................       16,800
  Printing and proxy fees....................           72
  Other......................................           73
                                                 ---------
    Total expenses...........................       53,265
      Less expenses voluntarily reduced or
         reimbursed by advisor...............       (1,874)
                                                 ---------
    Net expenses.............................       51,391
                                                 ---------
    Net investment loss......................      (15,448)
                                                 ---------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................      106,029
  Net realized gains (losses) on written
    options..................................     (121,086)
  Change in unrealized
    appreciation/depreciation on investments
    and written options......................      158,720
                                                 ---------
    Net realized/unrealized gains (losses) on
      investments............................      143,663
                                                 ---------
    Change in net assets from operations.....    $ 128,215
                                                 =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      FOR THE PERIOD
                                                                 YEAR ENDED         FROM MAY 1, 2004*
                                                              DECEMBER 31, 2005    TO DECEMBER 31, 2004
                                                              -----------------    --------------------
From investment activities:
Operations:
  Net investment loss.......................................     $   (15,448)          $    (5,149)
  Net realized gains (losses) on investments and written
    options.................................................         (15,057)             (109,262)
  Change in unrealized appreciation/depreciation on
    investments and written options.........................         158,720               246,360
                                                                 -----------           -----------
      Change in net assets from operations..................         128,215               131,949
                                                                 -----------           -----------
Capital transactions:
  Received from shares sold.................................       4,801,051             3,151,757
  Paid for shares redeemed..................................      (2,747,807)           (1,313,048)
                                                                 -----------           -----------
    Change in net assets from capital transactions..........       2,053,244             1,838,709
                                                                 -----------           -----------
      Change in net assets..................................       2,181,459             1,970,658
  Beginning of year or period...............................       1,970,658                    --
                                                                 -----------           -----------
  End of year or period.....................................     $ 4,152,117           $ 1,970,658
                                                                 ===========           ===========

 FINANCIAL HIGHLIGHTS

                                                                                       FOR THE PERIOD
                                                                 YEAR ENDED          FROM MAY 1, 2004*
                                                              DECEMBER 31, 2005     TO DECEMBER 31, 2004
                                                              -----------------     --------------------
Per share operating performance:
Net asset value, beginning of year or period................       $10.75                  $10.00
Investment activities:
  Net investment loss.......................................        (0.04)                  (0.03)
  Net realized and unrealized gains (losses) on
    investments.............................................         0.36                    0.78
                                                                   ------                  ------
      Total from investment activities......................         0.32                    0.75
                                                                   ------                  ------
Net asset value, end of year or period......................       $11.07                  $10.75
                                                                   ======                  ======
Total return................................................         2.98%                   7.50%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)............       $  4.2                  $  2.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................         1.60%                   1.49%(a)
      Net investment loss...................................        (0.48)%                 (0.53)%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................         1.67%                   2.91%(a)
    Portfolio turnover rate.................................          158%                     70%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

*   Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 OBJECTIVE

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (11/2/05)                   1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the period that began November 2, 2005, the date of commencement of the Portfolio, and ended December 31, 2005, the Ohio National Target VIP Portfolio returned 1.40% versus 3.15% for the current benchmark, the S&P 1500 Supercomposite Index.

The Portfolio's top performing stocks were the following: Mannatech, Inc. up 49.2%, Infocrossing, Inc. up 30.5%, Accredited Home Lenders Holding Co. up 29.1%, Hologic, Inc. up 22.3% and Garmin Ltd. up 20.8%. The worst performing stocks were the following: Wheeling-Pittsburgh Corp. down 28.2%, Building Materials Holding Corp. down 22.5%, Nash-Finch Co. down 21.0%, Catapult Communications Corp. down 19.4% and Urban Outfitters, Inc. down 14.1%.(1)

In 2005, value investing outpaced growth investing, as measured by Standard & Poor's. The S&P 500/Citigroup Value Index gained 5.85%, while the S&P 500/Citigroup Growth Index rose 4.01%.

The Dow Jones Industrial Average (DJIA) posted a gain of 1.72% in 2005, which was less than half of last year's 5.3% rise. The index also lagged the 4.91% return posted by the
S&P 500 in 2005. It would have generated a better showing had the struggles at General Motors Corp. not been so severe. In our opinion, investors have not responded to the positive corporate earnings news over the past 14 calendar quarters. For example, despite the fact that the companies in the S&P 500 posted double-digit earnings growth for 14 consecutive quarters through the third quarter of 2005, the index only generated an average annual gain of 3.8% over that 42-month span, well below the average annual gain of 10.4% for large company stocks since January 1926, according to data from Bloomberg and Ibbotson Associates. The average annual return for the DJIA was 2.7% over the same period. Both index returns lagged the 4.2% average annual return of the Lehman Brothers U.S. Treasury: Intermediate Index. With both bonds and real estate looking a bit expensive these days, we believe that investors may turn back to equities in 2006 in search of greater value.

With respect to the state of the economy, GDP growth is expected to be in the vicinity of 3.5% for 2005 and 3.3% in 2006, according to the most recent Blue Chip Economic Indicators. These are good solid growth rates, in our opinion. Some pundits are concerned that a slowdown in the real estate market could put a dent in consumer spending because spending has been boosted some over the past few years due to homeowners cashing out some of the built-up equity in their homes. We would offer the argument that even if the pundits are correct, increased business spending can offset any dip in consumer spending. Corporate America is cash rich at the present time. Industrial-oriented companies in the S&P 500 Index alone were holding a near-record $634 billion in cash and equivalents at the end of 2005, according to Standard & Poor's. If the third quarter of 2005 was any indication, it appears as though businesses have already started to dole it out. Companies in the S&P 500 increased their capital spending by 24% (year-over-year), up from around 11% over the previous 12 months, according to Thomson Financial.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 7.2% for the S&P 500 Index.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              TARGET VIP PORTFOLIO (COMMENCED
                                                               OPERATIONS NOVEMBER 02, 2005)      S&P 1500 SUPERCOMPOSITE INDEX
                                                              -------------------------------     -----------------------------
11/02/05                                                                   10000                              10000
11/05                                                                      10140                              10322
12/05                                                                      10140                              10315

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and S&P 600. The index was developed with a base value of 100 as of December 30, 1994.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               98.5
Repurchase Agreements
  and Other Net Assets                           1.5
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  QUALCOMM, Inc.                              5.6
 2.  TXU Corp.                                   4.6
 3.  Exxon Mobil Corp.                           4.4
 4.  The Home Depot, Inc.                        4.2
 5.  Adobe Systems, Inc.                         4.2
 6.  Intel Corp.                                 3.3
 7.  Oracle Corp.                                3.2
 8.  Pfizer, Inc.                                2.6
 9.  LM Ericsson Telephone
     Co. - ADR                                   2.6
10.  International Business
     Machines Corp.                              2.6

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    27.7
      Financials                                                                13.8
      Consumer Discretionary                                                    12.9
      Health Care                                                               11.0
      Energy                                                                    10.6
      Utilities                                                                  7.2
      Consumer Staples                                                           5.4
      Industrials                                                                4.6
      Materials                                                                  3.9
      Telecommunication Services                                                 1.4
                                                                     ---------------
                                                                                98.5
                                                                     ===============

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                    FAIR
COMMON STOCKS - 98.5%                  SHARES       VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.9%
AUTOMOBILES - 1.2%
DaimlerChrysler AG...................     277    $    14,135
Harley-Davidson, Inc. ...............      62          3,193
                                                 -----------
                                                      17,328
                                                 -----------
DISTRIBUTORS - 0.3%
Building Materials Holding Corp. ....      59          4,024
                                                 -----------
DIVERSIFIED CONSUMER SERVICES - 0.6%
Bright Horizons Family Solutions,
  Inc. (a)...........................     222          8,225
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 1.2%
Starbucks Corp. (a)..................     573         17,196
                                                 -----------
HOUSEHOLD DURABLES - 2.2%
Garmin Ltd. .........................      80          5,308
NVR, Inc. (a)........................      15         10,530
The Black & Decker Corp. ............     183         15,914
                                                 -----------
                                                      31,752
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS - 0.6%
JAKKS Pacific, Inc. (a)..............     211          4,418
MarineMax, Inc. (a)..................     127          4,010
                                                 -----------
                                                       8,428
                                                 -----------
MEDIA - 0.3%
Pixar (a)............................      84          4,428
                                                 -----------
MULTILINE RETAIL - 0.5%
Sears Holdings Corp. (a).............      64          7,394
                                                 -----------
SPECIALTY RETAIL - 6.0%
American Eagle Outfitters Inc. ......     335          7,698
Jos. A Bank Clothiers, Inc. (a)......     111          4,819
PETsMart, Inc. ......................     106          2,720
The Home Depot, Inc. ................   1,520         61,530
The TJX Cos., Inc. ..................     102          2,369
Urban Outfitters, Inc. (a)...........     375          9,491
                                                 -----------
                                                      88,627
                                                 -----------
TOTAL CONSUMER DISCRETIONARY.........                187,402
                                                 -----------
CONSUMER STAPLES - 5.4%
BEVERAGES - 1.7%
Diageo PLC - ADR.....................     232         13,525
PepsiCo, Inc. .......................     183         10,812
                                                 -----------
                                                      24,337
                                                 -----------
FOOD & STAPLES RETAILING - 0.1%
Nash Finch Co. ......................      59          1,504
                                                 -----------
FOOD PRODUCTS - 1.1%
Peet's Coffee & Tea, Inc. (a)........     109          3,308
Unilever PLC.........................     335         13,441
                                                 -----------
                                                      16,749
                                                 -----------
HOUSEHOLD PRODUCTS - 1.1%
The Procter & Gamble Co. ............     274         15,859
                                                 -----------
PERSONAL PRODUCTS - 0.2%
Mannatech, Inc. .....................     225          3,107
                                                 -----------

                                                    FAIR
COMMON STOCKS - 98.5%                  SHARES       VALUE
------------------------------------------------------------
TOBACCO - 1.2%
British American Tobacco PLC - ADR...     383    $    17,250
UST, Inc. ...........................      18            735
                                                 -----------
                                                      17,985
                                                 -----------
TOTAL CONSUMER STAPLES...............                 79,541
                                                 -----------
ENERGY - 10.6%
ENERGY EQUIPMENT & SERVICES - 2.0%
Atwood Oceanics, Inc. (a)............     121          9,442
Cal Dive International, Inc. (a).....     170          6,101
Superior Energy Services, Inc. (a)...     619         13,030
                                                 -----------
                                                      28,573
                                                 -----------
OIL, GAS & CONSUMABLE FUELS - 8.6%
Berry Petroleum Co. Class A..........      48          2,745
ConocoPhillips.......................      56          3,258
ENI SpA - ADR........................     106         14,783
Exxon Mobil Corp. ...................   1,151         64,652
Occidental Petroleum Corp. ..........      16          1,278
OMI Corp. ...........................     200          3,630
Petroleum Development Corp. (a)......     135          4,501
Southwestern Energy Co. (a)..........     330         11,860
Swift Energy Co. (a).................     228         10,276
Whiting Petroleum Corp. (a)..........     233          9,320
                                                 -----------
                                                     126,303
                                                 -----------
TOTAL ENERGY.........................                154,876
                                                 -----------
FINANCIALS - 13.8%
COMMERCIAL BANKS - 4.2%
ABN AMRO Holding NV - ADR............     501         13,096
Barclays PLC - ADR...................     295         12,414
Danske Bank - ADR....................     438         15,377
Lloyds TSB Group Plc - ADR...........     364         12,303
Nara Bancorp, Inc. ..................     193          3,432
Texas Capital Bancshares, Inc. (a)...     210          4,706
                                                 -----------
                                                      61,328
                                                 -----------
CONSUMER FINANCE - 2.2%
First Cash Financial Services, Inc.
  (a)................................     130          3,791
SLM Corp. ...........................     514         28,316
                                                 -----------
                                                      32,107
                                                 -----------
DIVERSIFIED FINANCIAL SERVICES - 3.5%
HBOS plc - ADR.......................     272         13,910
ING Groep NV - ADR...................     440         15,321
Moody's Corp. .......................     350         21,497
                                                 -----------
                                                      50,728
                                                 -----------
INSURANCE - 3.3%
Aegon NV - ADR.......................     968         15,798
Safeco Corp. ........................     149          8,418
United Fire & Casualty Co. ..........     165          6,671
Universal American Financial Corp.
  (a)................................     450          6,786
Zenith National Insurance Corp. .....     240         11,069
                                                 -----------
                                                      48,742
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                    FAIR
COMMON STOCKS - 98.5%                  SHARES       VALUE
------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 0.6%
Accredited Home Lenders Holding Co.
  (a)................................     173    $     8,577
                                                 -----------
TOTAL FINANCIALS.....................                201,482
                                                 -----------
HEALTH CARE - 11.0%
BIOTECHNOLOGY - 1.1%
Gilead Sciences, Inc. (a)............     312         16,420
                                                 -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 2.9%
Biosite, Inc. (a)....................      38          2,139
C.R. Bard, Inc. .....................      16          1,055
Haemonetics Corp. (a)................     210         10,261
Hologic, Inc. (a)....................     347         13,158
SonoSite, Inc. (a)...................     124          4,341
Ventana Medical Systems Inc. (a).....     286         12,112
                                                 -----------
                                                      43,066
                                                 -----------
HEALTH CARE PROVIDERS &
  SERVICES - 1.5%
Genesis HealthCare Corp. (a).........     161          5,880
Laboratory Corp. Of America Holdings
  (a)................................      22          1,185
LCA-Vision, Inc. ....................     160          7,602
Lincare Holdings, Inc. (a)...........      72          3,017
Option Care, Inc. ...................     268          3,580
                                                 -----------
                                                      21,264
                                                 -----------
PHARMACEUTICALS - 5.5%
GlaxoSmithKline PLC - ADR............     280         14,134
Johnson & Johnson....................     455         27,346
Pfizer, Inc. ........................   1,656         38,618
                                                 -----------
                                                      80,098
                                                 -----------
TOTAL HEALTH CARE....................                160,848
                                                 -----------
INDUSTRIALS - 4.6%
AEROSPACE & DEFENSE - 0.1%
United Industrial Corp. .............      56          2,317
                                                 -----------
                                                       2,317
                                                 -----------
AIR FREIGHT & LOGISTICS - 0.5%
C.H. Robinson Worldwide, Inc. .......     125          4,629
Dynamex, Inc. (a)....................      97          1,849
Park-Ohio Holdings Corp. (a).........      92          1,297
                                                 -----------
                                                       7,775
                                                 -----------
BUILDING PRODUCTS - 0.5%
NCI Building Systems, Inc. (a).......     170          7,222
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Equifax, Inc. .......................     160          6,083
Mobile Mini, Inc. (a)................     118          5,593
                                                 -----------
                                                      11,676
                                                 -----------
ELECTRICAL EQUIPMENT - 0.4%
II-VI, Inc. (a)......................     351          6,272
                                                 -----------
MACHINERY - 1.6%
PACCAR, Inc. ........................     330         22,846
                                                 -----------
ROAD & RAIL - 0.2%
Arkansas Best Corp. .................      59          2,577
                                                 -----------

                                                    FAIR
COMMON STOCKS - 98.5%                  SHARES       VALUE
------------------------------------------------------------
TRADING COMPANIES &
  DISTRIBUTORS - 0.5%
W.W. Grainger, Inc. .................     107    $     7,608
                                                 -----------
TOTAL INDUSTRIALS....................                 68,293
                                                 -----------
INFORMATION TECHNOLOGY - 27.7%
COMMUNICATIONS EQUIPMENT - 8.2%
LM Ericsson Telephone Co. - ADR......   1,109         38,150
QUALCOMM, Inc. ......................   1,892         81,507
                                                 -----------
                                                     119,657
                                                 -----------
COMPUTERS & PERIPHERALS - 2.6%
International Business Machines
  Corp. .............................     461         37,894
                                                 -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.4%
Paxar Corp. (a)......................     324          6,360
                                                 -----------
IT SERVICES - 1.7%
Cognizant Technology Solutions Corp.
  (a)................................     406         20,442
Infocrossing, Inc. (a)...............     158          1,361
SI International, Inc. (a)...........      92          2,812
                                                 -----------
                                                      24,615
                                                 -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 3.6%
Cree, Inc. (a).......................     170          4,291
Intel Corp. .........................   1,942         48,472
                                                 -----------
                                                      52,763
                                                 -----------
SOFTWARE - 11.2%
Adobe Systems, Inc. .................   1,650         60,984
ANSYS, Inc. (a)......................     253         10,801
Autodesk, Inc. ......................     792         34,016
Catapult Communications Corp. (a)....     119          1,760
Oracle Corp. (a).....................   3,820         46,642
Verint Systems, Inc. (a).............     258          8,893
                                                 -----------
                                                     163,096
                                                 -----------
TOTAL INFORMATION TECHNOLOGY.........                404,385
                                                 -----------
MATERIALS - 3.9%
CHEMICALS - 0.7%
Georgia Gulf Corp. ..................      78          2,373
Symyx Technologies, Inc. (a).........     272          7,423
                                                 -----------
                                                       9,796
                                                 -----------
METALS & MINING - 3.2%
AK Steel Holding Corp. (a)...........     251          1,995
Carpenter Technology Corp. ..........      55          3,876
Commercial Metals Co. ...............     133          4,993
Compass Minerals International,
  Inc. ..............................     251          6,160
Metal Management, Inc. ..............     199          4,629
Nucor Corp. .........................     366         24,419
Wheeling-Pittsburgh Corp. (a)........     120          1,082
                                                 -----------
                                                      47,154
                                                 -----------
TOTAL MATERIALS......................                 56,950
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                    FAIR
COMMON STOCKS - 98.5%                  SHARES       VALUE
------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.3%
BellSouth Corp. .....................     199    $     5,393
BT Group plc -- ADR..................     342         13,126
CenturyTel, Inc. ....................      14            464
                                                 -----------
                                                      18,983
                                                 -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.1%
ALLTEL Corp. ........................      33          2,083
                                                 -----------
TOTAL TELECOMMUNICATION SERVICES.....                 21,066
                                                 -----------
UTILITIES - 7.2%
ELECTRIC UTILITIES - 1.7%
Endesa SA - ADR......................     573         14,904
Enel SpA - ADR.......................     269         10,577
                                                 -----------
                                                      25,481
                                                 -----------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 4.6%
TXU Corp. ...........................   1,332         66,853
                                                 -----------
MULTI-UTILITIES - 0.9%
National Grid PLC - ADR..............     278         13,536
                                                 -----------
TOTAL UTILITIES......................                105,870
                                                 -----------
TOTAL COMMON STOCKS
  (COST $1,439,596)..................            $ 1,440,713
                                                 -----------

                                        FACE        FAIR
REPURCHASE AGREEMENTS - 1.5%           AMOUNT       VALUE
------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006..........  $22,000   $    22,000
                                                 -----------
 Repurchase price $22,008
 Collateralized by:
  Freddie Mac Mortgage Back Series
  #2694 5.869% 10/15/33
  Fair Value: $7,392
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $15,047
TOTAL REPURCHASE AGREEMENTS
  (COST $22,000).....................            $    22,000
                                                 -----------
TOTAL INVESTMENTS - 100.0%
  (COST $1,461,596) (B)..............            $ 1,462,713
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.0%.................                    355
                                                 -----------
TOTAL NET ASSETS - 100.0%............            $ 1,463,068
                                                 ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non-Income Producing.
  (b) Represents cost for financial reporting purposes and Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $1,461,596).......................  $ 1,462,713
  Cash......................................          698
  Receivable from advisor...................        9,228
  Dividends and accrued interest
    receivable..............................        1,894
                                              -----------
    Total assets............................    1,474,533
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........           58
  Payable for investment management
    services................................          594
  Accrued custody expense...................           33
  Accrued professional fees.................        9,569
  Accrued accounting fees...................        1,007
  Accrued printing and proxy fees...........          204
                                              -----------
    Total liabilities.......................       11,465
                                              -----------
Net assets..................................  $ 1,463,068
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   144,355
  Paid-in capital in excess of par value....    1,316,417
  Net unrealized appreciation on
    investments.............................        1,117
  Undistributed net investment income.......        1,179
                                              -----------
Net assets..................................  $ 1,463,068
                                              ===========
Shares outstanding..........................      144,355
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.14
                                              ===========

 STATEMENT OF OPERATIONS

                       For the Period From November 2, 2005 to December 31, 2005

Investment income:
  Interest.....................................  $    813
  Dividends (net of withholding tax of $73)....     2,936
                                                 --------
    Total investment income....................     3,749
                                                 --------
Expenses:
  Management fees..............................       968
  Custodian fees...............................        33
  Directors' fees..............................        12
  Professional fees............................     9,574
  Accounting fees..............................     1,007
  Printing and proxy fees......................       204
                                                 --------
    Total expenses.............................    11,798
      Less expenses voluntarily reduced or
         reimbursed by advisor.................    (9,228)
                                                 --------
    Net expenses...............................     2,570
                                                 --------
    Net investment income......................     1,179
                                                 --------
Unrealized gains (losses) on investments:
  Change in unrealized
    appreciation/depreciation on investments...     1,117
                                                 --------
    Net unrealized gains (losses) on
      investments..............................     1,117
                                                 --------
    Change in net assets from operations.......  $  2,296
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET VIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE PERIOD
                                                                 FROM NOVEMBER 2, 2005 *
                                                                  TO DECEMBER 31, 2005
                                                                 -----------------------
From investment activities:
Operations:
  Net investment income.....................................           $    1,179
  Change in unrealized appreciation/depreciation on
    investments.............................................                1,117
                                                                       ----------
      Change in net assets from operations..................                2,296
                                                                       ----------
Capital transactions:
  Received from shares sold.................................            1,462,595
  Paid for shares redeemed..................................               (1,823)
                                                                       ----------
    Change in net assets from capital transactions..........            1,460,772
                                                                       ----------
      Change in net assets..................................            1,463,068
Net Assets:
  Beginning of period.......................................                   --
                                                                       ----------
  End of period.............................................           $1,463,068
                                                                       ==========
  Undistributed net investment income.......................           $    1,179
                                                                       ==========

 FINANCIAL HIGHLIGHTS

                                                                     FOR THE PERIOD
                                                                 FROM NOVEMBER 2, 2005 *
                                                                  TO DECEMBER 31, 2005
                                                                 -----------------------
Per share operating performance:
Net asset value, beginning of period........................             $10.00
Investment activities:
  Net investment income.....................................               0.01
  Net unrealized gains (losses) on investments..............               0.13
                                                                         ------
      Total from investment activities......................               0.14
                                                                         ------
Net asset value, end of period..............................             $10.14
                                                                         ======
Total return................................................               1.40%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................             $  1.5
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................               1.60%(a)
      Net investment income.................................               0.74%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................               7.39%(a)
    Portfolio turnover rate.................................                  0%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

* Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 OBJECTIVE

The Target Equity/Income Portfolio seeks an above average total return by investing in common stocks of companies which are selected by applying separate uniquely specialized strategies.

 PERFORMANCE AS OF DECEMBER 31, 2005

AVERAGE ANNUAL TOTAL RETURNS:

Since inception (11/2/05)                   1.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the period that began November 2, 2005, the date of commencement of the Portfolio, and ended December 31, 2005, the Ohio National Target Equity/Income Portfolio returned 1.30% versus 3.14% for the current benchmark, the S&P 500 Index.

The Portfolio's top performing stocks were the following: Cognizant Technology Solutions Corp. up 16.0%, United Industrial Corp. up 15.3%, Carpenter Technology Corp. up 14.9%, Commercial Metals Co. up 14.8% and Adobe Systems, Inc. up 12.4%. The worst performing stocks were the following: Building Materials Holding Corp. down 22.5%, Nash-Finch Co. down 21.0%, Urban Outfitters, Inc. down 14.1%, Park-Ohio Holdings Corp. down 12.0% and Nisource, Inc. down 10.8%.(1)

In 2005, value investing outpaced growth investing, as measured by Standard & Poor's. The S&P 500/Citigroup Value Index gained 5.85%, while the S&P 500/Citigroup Growth Index rose 4.01%.

The Dow Jones Industrial Average (DJIA) posted a gain of 1.72% in 2005, which was less than half of last year's 5.3% rise. The index also lagged the 4.91% return posted by the S&P 500 in 2005. It would have generated a better showing had the struggles at General Motors Corp. not been so severe. In our opinion, investors have not responded to the positive corporate earnings news over the past 14 calendar quarters. For example, despite the fact that the companies in the S&P 500 posted double-digit earnings growth for 14 consecutive quarters through the third quarter of 2005, the index only generated an average annual gain of 3.8% over that 42-month span, well below the average annual gain of 10.4% for large company stocks since January 1926, according to data from Bloomberg and Ibbotson Associates. The average annual return for the DJIA was 2.7% over the same period. Both index returns lagged the 4.2% average annual return of the Lehman Brothers U.S. Treasury: Intermediate Index. With both bonds and real estate looking a bit expensive these days, we believe that investors may turn back to equities in 2006 in search of greater value.

With respect to the state of the economy, GDP growth is expected to be in the vicinity of 3.5% for 2005 and 3.3% in 2006, according to the most recent Blue Chip Economic Indicators. These are good solid growth rates, in our opinion. Some pundits are concerned that a slowdown in the real estate market could put a dent in consumer spending because spending has been boosted some over the past few years due to homeowners cashing out some of the built-up equity in their homes. We would offer the argument that even if the pundits are correct, increased business spending can offset any dip in consumer spending. Corporate America is cash rich at the present time. Industrial-oriented companies in the S&P 500 Index alone were holding a near-record $634 billion in cash and equivalents at the end of 2005, according to Standard & Poor's. If the third quarter of 2005 was any indication, it appears as though businesses have already started to dole it out. Companies in the S&P 500 increased their capital spending by 24% (year-over-year), up from around 11% over the previous 12 months, according to Thomson Financial.

According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to rise 7.2% for the S&P 500 Index.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               TARGET EQUITY/INCOME PORTFOLIO
                                                               (COMMENCED OPERATIONS NOVEMBER
                                                                         02, 2005)                        S&P 500 INDEX
                                                               ------------------------------             -------------
11/02/05                                                                    10000                              10000
11/05                                                                       10100                              10311
12/05                                                                     10130.3                            10314.1

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.0
Repurchase Agreements
  Less Net Liabilities                           1.0
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2005 (1) (2)

                                     % of Net Assets
 1.  TXU Corp.                                  12.8
 2.  Adobe Systems, Inc.                         7.8
 3.  Nucor Corp.                                 4.7
 4.  Autodesk, Inc.                              4.5
 5.  The Black & Decker Corp.                    3.3
 6.  Cognizant Technology
     Solutions Corp.                             3.2
 7.  Occidental Petroleum Corp.                  3.2
 8.  FirstEnergy Corp.                           2.9
 9.  Lincoln National Corp.                      2.6
10.  Jefferson-Pilot Corp.                       2.5

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Utilities                                                                 30.7
      Information Technology                                                    16.4
      Financials                                                                14.3
      Materials                                                                 11.3
      Consumer Discretionary                                                    11.2
      Energy                                                                    10.7
      Health Care                                                                2.4
      Industrials                                                                1.7
      Consumer Staples                                                           0.3
                                                                     ---------------
                                                                                99.0
                                                                     ===============

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                      FAIR
COMMON STOCKS - 99.0%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 11.2%
DISTRIBUTORS - 0.8%
Building Materials Holding Corp. .....       430   $   29,330
HOUSEHOLD DURABLES - 5.4%
NVR, Inc. (a).........................       106       74,412
The Black & Decker Corp. .............     1,338      116,353
                                                   ----------
                                                      190,765
                                                   ----------
MULTILINE RETAIL - 1.5%
Federated Department Stores, Inc. ....       801       53,130
                                                   ----------
SPECIALTY RETAIL - 3.5%
American Eagle Outfitters Inc. .......     2,450       56,301
Urban Outfitters, Inc. (a)............     2,742       69,400
                                                   ----------
                                                      125,701
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........                398,926
                                                   ----------
CONSUMER STAPLES - 0.3%
FOOD & STAPLES RETAILING - 0.3%
Nash Finch Co. .......................       432       11,007
                                                   ----------
TOTAL CONSUMER STAPLES................                 11,007
                                                   ----------
ENERGY - 10.7%
ENERGY EQUIPMENT & SERVICES - 1.3%
Cal Dive International, Inc. (a)......     1,265       45,401
                                                   ----------
OIL, GAS & CONSUMABLE FUELS - 9.4%
Berry Petroleum Co. Class A...........       351       20,077
Chevron Corp. ........................     1,561       88,618
Occidental Petroleum Corp. ...........     1,414      112,950
OMI Corp. ............................     1,465       26,590
Southwestern Energy Co. (a)...........     2,422       87,047
                                                   ----------
                                                      335,282
                                                   ----------
TOTAL ENERGY..........................                380,683
                                                   ----------
FINANCIALS - 14.3%
COMMERCIAL BANKS - 2.1%
National City Corp. ..................     2,183       73,283
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 2.3%
JPMorgan Chase & Co. .................     2,111       83,786
                                                   ----------
INSURANCE - 9.9%
Cincinnati Financial Corp. ...........     1,963       87,707
Jefferson-Pilot Corp. ................     1,592       90,633
Lincoln National Corp. ...............     1,765       93,598
Unitrin, Inc. ........................     1,806       81,360
                                                   ----------
                                                      353,298
                                                   ----------
TOTAL FINANCIALS......................                510,367
                                                   ----------
HEALTH CARE - 2.4%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.4%
Biosite, Inc. (a).....................       276       15,536
                                                   ----------
PHARMACEUTICALS - 2.0%
Pfizer, Inc. .........................     3,034       70,753
                                                   ----------
TOTAL HEALTH CARE.....................                 86,289
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.0%                    SHARES      VALUE
-------------------------------------------------------------
INDUSTRIALS - 1.7%
AEROSPACE & DEFENSE - 0.5%
United Industrial Corp. ..............       413   $   17,086
                                                   ----------
AIR FREIGHT & LOGISTICS - 0.3%
Park-Ohio Holdings Corp. (a)..........       661        9,320
                                                   ----------
ELECTRICAL EQUIPMENT - 0.4%
II-VI, Inc. (a).......................       797       14,242
                                                   ----------
ROAD & RAIL - 0.5%
Arkansas Best Corp. ..................       429       18,739
                                                   ----------
TOTAL INDUSTRIALS.....................                 59,387
                                                   ----------
INFORMATION TECHNOLOGY - 16.4%
IT SERVICES - 3.2%
Cognizant Technology Solutions Corp.
  (a).................................     2,264      113,992
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.9%
Cree, Inc. (a)........................     1,237       31,222
                                                   ----------
SOFTWARE - 12.3%
Adobe Systems, Inc. ..................     7,528      278,235
Autodesk, Inc. .......................     3,725      159,989
                                                   ----------
                                                      438,224
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                583,438
                                                   ----------
MATERIALS - 11.3%
CHEMICALS - 2.5%
Georgia Gulf Corp. ...................       565       17,187
RPM International, Inc. ..............     4,189       72,763
                                                   ----------
                                                       89,950
                                                   ----------
METALS & MINING - 6.9%
AK Steel Holding Corp. (a)............     1,838       14,612
Carpenter Technology Corp. ...........       404       28,470
Commercial Metals Co. ................       977       36,677
Nucor Corp. ..........................     2,499      166,733
                                                   ----------
                                                      246,492
                                                   ----------
PAPER & FOREST PRODUCTS - 1.9%
MeadWestvaco Corp. ...................     2,444       68,505
                                                   ----------
TOTAL MATERIALS.......................                404,947
                                                   ----------
UTILITIES - 30.7%
ELECTRIC UTILITIES - 6.9%
Duquesne Light Holdings, Inc. ........     4,324       70,568
FirstEnergy Corp. ....................     2,081      101,948
Pinnacle West Capital Corp. ..........     1,855       76,704
                                                   ----------
                                                      249,220
                                                   ----------
GAS UTILITIES - 2.2%
ONEOK, Inc. ..........................     2,922       77,813
                                                   ----------
INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS - 12.8%
TXU Corp. ............................     9,109      457,181
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2005

                                                      FAIR
COMMON STOCKS - 99.0%                    SHARES      VALUE
-------------------------------------------------------------
MULTI-UTILITIES - 8.8%
DTE Energy Co. .......................     1,924   $   83,097
Energy East Corp. ....................     3,095       70,566
NiSource, Inc. .......................     3,681       76,786
PNM Resources, Inc. ..................     3,286       80,474
                                                   ----------
                                                      310,923
                                                   ----------
TOTAL UTILITIES.......................              1,095,137
                                                   ----------
TOTAL COMMON STOCKS
  (COST $3,516,960)...................             $3,530,181
                                                   ----------

                                          FACE        FAIR
REPURCHASE AGREEMENTS - 9.6%             AMOUNT      VALUE
-------------------------------------------------------------
U.S. Bank 3.250% 01/03/2006...........  $342,000   $  342,000
                                                   ----------
 Repurchase price $342,124
 Collateralized by:
  Freddie Mac Mortgage Back
  Series #2694 5.869% 10/15/33
  Fair Value: $114,918
  Fannie Mae Loan Pool
  #682317 4.500% 8/01/33
  Fair Value: $233,907
TOTAL REPURCHASE AGREEMENTS (COST
  $342,000)...........................             $  342,000
                                                   ----------
TOTAL INVESTMENTS - 108.6%
  (COST $3,858,960) (B)...............             $3,872,181
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (8.6)%...............               (307,681)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $3,564,500
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
  (a)  Non-Income Producing.
  (b) Represents cost for financial reporting purposes and Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES
                                                               December 31, 2005

Assets:
  Investments in securities, at fair value
    (Cost $3,858,960).......................  $ 3,872,181
  Cash......................................          201
  Receivable from advisor...................        6,640
  Dividends and accrued interest
    receivable..............................        8,086
                                              -----------
    Total assets............................    3,887,108
                                              -----------
Liabilities:
  Payable for securities purchased..........      310,475
  Payable for fund shares redeemed..........          135
  Payable for investment management
    services................................        1,598
  Accrued custody expense...................           33
  Accrued professional fees.................        9,155
  Accrued accounting fees...................        1,008
  Accrued printing and proxy fees...........          204
                                              -----------
    Total liabilities.......................      322,608
                                              -----------
Net assets..................................  $ 3,564,500
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   351,767
  Paid-in capital in excess of par value....    3,194,915
  Net unrealized appreciation on
    investments.............................       13,221
  Undistributed net investment income.......        4,597
                                              -----------
Net assets..................................  $ 3,564,500
                                              ===========
Shares outstanding..........................      351,767
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.13
                                              ===========

 STATEMENT OF OPERATIONS

                       For the Period From November 2, 2005 to December 31, 2005

Investment income:
  Interest.....................................  $ 1,454
  Dividends....................................    9,197
                                                 -------
    Total investment income....................   10,651
                                                 -------
Expenses:
  Management fees..............................    2,270
  Custodian fees...............................       33
  Directors' fees..............................       13
  Professional fees............................    9,166
  Accounting fees..............................    1,009
  Printing and proxy fees......................      204
                                                 -------
    Total expenses.............................   12,695
      Less expenses voluntarily reduced or
         reimbursed by advisor.................   (6,641)
                                                 -------
    Net expenses...............................    6,054
                                                 -------
    Net investment income......................    4,597
                                                 -------
Unrealized gains (losses) on investments:
  Change in unrealized
    appreciation/depreciation on investments...   13,221
                                                 -------
    Net unrealized gains (losses) on
      investments..............................   13,221
                                                 -------
    Change in net assets from operations.......  $17,818
                                                 =======

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
TARGET EQUITY/INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE PERIOD
                                                                 FROM NOVEMBER 2, 2005*
                                                                  TO DECEMBER 31, 2005
                                                                 ----------------------
From investment activities:
Operations:
  Net investment income.....................................           $    4,597
  Change in unrealized appreciation/depreciation on
    investments.............................................               13,221
                                                                       ----------
      Change in assets from operations......................               17,818
                                                                       ----------
Capital transactions:
  Received from shares sold.................................            3,550,794
  Paid for shares redeemed..................................               (4,112)
                                                                       ----------
    Change in net assets from capital transactions..........            3,546,682
                                                                       ----------
      Change in net assets..................................            3,564,500
Net Assets:
  Beginning of period.......................................                   --
                                                                       ----------
  End of period.............................................           $3,564,500
                                                                       ==========
  Undistributed net investment income.......................           $    4,597
                                                                       ==========

 FINANCIAL HIGHLIGHTS

                                                                     FOR THE PERIOD
                                                                 FROM NOVEMBER 2, 2005*
                                                                  TO DECEMBER 31, 2005
                                                                 ----------------------
Per share operating performance:
Net asset value, beginning of period........................             $10.00
Investment activities:
  Net investment income.....................................               0.01
  Net unrealized gains (losses) on investments..............               0.12
                                                                         ------
      Total from investment activities......................               0.13
                                                                         ------
Net asset value, end of period..............................             $10.13
                                                                         ======
Total return................................................               1.30%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................             $  3.6
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................               1.60%(a)
      Net investment income.................................               1.22%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................               3.38%(a)
    Portfolio turnover rate.................................                  0%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

   Ohio National Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund consists of twenty three separate investment portfolios (the "Portfolios") that seek the following objectives:

   - Equity Portfolio -- Long-term growth of capital by investing primarily in common stocks or other equity securities.

   - Money Market Portfolio -- Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

   - Omni Portfolio -- High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- Total return on assets by investing primarily in equity securities of foreign companies.

   - Capital Appreciation Portfolio -- Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

   - Discovery Portfolio -- Maximum capital growth by investing primarily in common stocks of small sized companies.

   - International Small Company Portfolio -- Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

   - Aggressive Growth Portfolio -- Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

   - Small Cap Growth Portfolio -- Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

   - Mid Cap Opportunity Portfolio -- Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index.

   - Blue Chip Portfolio -- Growth of capital and income by investing primarily in securities of high quality companies.

   - High Income Bond Portfolio -- High current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by Standard & Poor's or Fitch.

   - Capital Growth Portfolio -- Long-term capital appreciation by investing in and actively managing equity securities in small-cap growth companies.

   - Nasdaq-100 Index Portfolio -- Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other Portfolios, the Nasdaq-100 Index Portfolio is a NON-DIVERSIFIED portfolio.

   - Bristol Portfolio -- Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

   - Bryton Growth Portfolio -- Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

   - U.S. Equity Portfolio -- Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Balanced Portfolio -- Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

   - Covered Call Portfolio -- Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

   - Target VIP Portfolio -- Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

   - Target Equity/Income Portfolio -- Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

   Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information ("SAI") of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

   At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC"), and National Security Life and Annuity Company ("NSLA") to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

   Interest in each Portfolio is represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio's dividends, distributions, net assets, and voting matters.

   The Fund is authorized to issue 350 million of its capital shares, of which 330 million have been allocated to specific Portfolios of the Fund. 30 million shares are allocated to each of the Equity, Money Market, International, and S&P 500 Index Portfolios, 20 million shares are allocated to each of the Bond and Omni Portfolios, and 10 million shares are allocated to each of the other Portfolios. The Fund's Board of Directors (the "Board") periodically reallocates total authorized shares to various Portfolios of the Fund as deemed necessary.

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   Investments are valued using pricing procedures approved by the Board.

   All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

   Investments, other than those securities aforementioned, are valued as follows:

     Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

     Repurchase agreements are valued at original cost.

     Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund's Pricing Committee under the supervision of the Board.

     Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue's local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund's Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

   The differences between the aggregate cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

   FOREIGN SECURITIES AND CURRENCY

   The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios' net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by Fund's Pricing Committee under the supervision of the Board.

   The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

   All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

   OPTIONS

   Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Covered Call Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios' stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the Statements of Operations, if any. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

   FUTURES CONTRACTS

   Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq 100 Index in accordance with their stated investment objectives.

   FOREIGN CURRENCY CONTRACTS, FUTURES, AND OPTIONS

   In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other securities.

   REPURCHASE AGREEMENTS

   The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At December 31, 2005, certain Portfolios invested in repurchase agreements having an aggregate face value of $38,533,575. These securities are collateralized by specifically identified U.S. Treasury bonds and agency obligations with a fair value of $39,309,823. The Fund only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund through its custodian.

   RESTRICTED AND ILLIQUID SECURITIES

   Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 ("the 1933 Act") or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and 4(2) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

   Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

   BORROWING AND SECURITIES LENDING

   Certain Portfolios in the Fund are allowed to borrow for investment purposes. Borrowing would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowing was conducted by the Fund during the year ended December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments to be retained by the portfolio, and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the year ended December 31, 2005.

   INVESTMENT TRANSACTIONS AND RELATED INCOME

   For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund's investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   DISTRIBUTIONS TO SHAREHOLDERS AND FEDERAL TAXES

   Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to comply with tax provisions pertaining to regulated investment companies and makes distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

   The character of income and realized gains distributed are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets; temporary differences do not require reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

   FOREIGN WITHHOLDING TAXES

   Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(3) RELATED PARTY AND OTHER TRANSACTIONS

   The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund's Board. This agreement is renewed annually upon the approval by the Board. Typically, contract renewals are approved by the Board in the meeting held subsequent to the close of the second calendar year quarter.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   As compensation for its services, ONI receives from the Fund an advisory fee on the basis of each Portfolio's average daily net assets. Fees prior to May 1, 2005 were charged to the Portfolios according to the following schedule:

      EQUITY                                                      MONEY MARKET*
      0.80% of first $500 million                                 0.30% of first $100 million
      0.75% over $500 million                                     0.25% of next $150 million
      BOND AND OMNI                                               0.23% of next $250 million
      0.60% of first $100 million                                 0.20% of next $500 million
      0.50% of next $150 million                                  0.15% over $1 billion
      0.45% of next $250 million                                  INTERNATIONAL*, CAPITAL GROWTH, AND BLUE CHIP
      0.40% of next $500 million                                  0.90% of all net assets
      0.30% of next $1 billion
      0.25% over $2 billion                                       INTERNATIONAL SMALL COMPANY
      CAPITAL APPRECIATION, DISCOVERY, AND AGGRESSIVE GROWTH      1.00% of first $100 million
      0.80% of all net assets                                     0.90% over $100 million
      SMALL CAP GROWTH                                            MID CAP OPPORTUNITY
      0.95% of first $150 million                                 0.85% of first $200 million
      0.80% over $150 million                                     0.80% over $200 million
      S&P 500 INDEX                                               HIGH INCOME BOND AND NASDAQ-100 INDEX*
      0.40% of first $100 million                                 0.75% of all net assets
      0.35% of next $150 million                                  BRYTON GROWTH
      0.33% over $250 million                                     0.85% of first $100 million
      BRISTOL                                                     0.80% of next $400 million
      0.80% of first $100 million                                 0.75% over $500 million
      0.75% of next $400 million                                  COVERED CALL
      0.70% over $500 million                                     0.80% of first $200 million
      U.S. EQUITY AND BALANCED                                    0.75% of next $300 million
      0.75% of first $200 million                                 0.70% over $500 million
      0.70% of next $300 million
      0.65% over $500 million

   Effective May 1, 2005, advisory fees were charged to the Portfolios according to the following schedule:

EQUITY
0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion

BOND
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

INTERNATIONAL*
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

MONEY MARKET*
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

OMNI
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

CAPITAL APPRECIATION
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DISCOVERY
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million

AGGRESSIVE GROWTH
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

MID CAP OPPORTUNITY
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

BLUE CHIP
0.75% of first $100 million
0.70% of next $400 million
0.65% of next $500 million

CAPITAL GROWTH
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

BRISTOL
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

U.S. EQUITY
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

BALANCED
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

TARGET VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

INTERNATIONAL SMALL COMPANY
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

SMALL CAP GROWTH
0.95% of first $100 million
0.90% of next $50 million
0.80% of next $150 million
0.75% over $300 million

S&P 500 INDEX
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

HIGH INCOME BOND
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

NASDAQ-100 INDEX*
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

BRYTON GROWTH
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

COVERED CALL
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

TARGET EQUITY/INCOME
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

   * For the year ended December 31, 2005, ONI waived its fees for these Portfolios in excess of the following amounts:

      Money Market                                                0.25% of average daily net assets
      International                                               0.85% of average daily net assets
      Nasdaq-100 Index                                            0.40% of average daily net assets

        Waivers related to the Money Market Portfolio, International Portfolio, and Nasdaq-100 Index Portfolio were voluntary and are not subject to recoupment in subsequent fiscal periods. Waivers related to the International Portfolio and Nasdaq-100 Index Portfolio were discontinued on April 30, 2005. For the International and Nasdaq-100 Index Portfolios, the gross advisory fee beginning May 1, 2005 was revised to equate to the previous advisory fee net of waiver.

        If ONI did not agree to reimburse these expenses, the total expenses incurred by these Portfolios for the year ended
        December 31, 2005 would have been higher than the net expenses reflected in the financial statements.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for the Capital Appreciation, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, Covered Call, Target

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   VIP, and Target Equity/Income Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management LLC ("Founders"), Janus Capital Management LLC ("Janus"), RS Investment Management, L.P. ("RSIM"), Eagle Asset Management, Inc. ("Eagle"), Federated Equity Management Company of Pennsylvania ("Federated Equity"), Federated Investment Management Company ("Federated Investment"), Federated Global Investment Management Corp. ("Federated Global"), Legg Mason Capital Management, Inc. ("Legg Mason"), Suffolk Capital Management, LLC ("Suffolk"), ICON Advisers, Inc. ("ICON"), and First Trust Advisors L.P. ("First Trust"), to manage the investment of those Portfolios' assets, subject to the supervision of ONI.

   As compensation for their services, the sub-advisers receive from ONI a fee on the basis of each Portfolio's average daily net assets according to the following schedule:

EQUITY (LEGG MASON)
0.45% of first $500 million
0.40% over $500 million

INTERNATIONAL (FEDERATED GLOBAL)
0.40% of first $200 million
0.35% over $200 million

CAPITAL APPRECIATION (JENNISON)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion

AGGRESSIVE GROWTH (JANUS)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

MID CAP OPPORTUNITY (RSIM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

HIGH INCOME BOND (FEDERATED INVESTMENT)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

BRISTOL (SUFFOLK)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

OMNI (SUFFOLK)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

DISCOVERY (FOUNDERS)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

INTERNATIONAL SMALL COMPANY (FEDERATED GLOBAL)
0.75% of first $100 million
0.65% over $100 million

SMALL CAP GROWTH (JANUS)**
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

BLUE CHIP (FEDERATED EQUITY)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

CAPITAL GROWTH (EAGLE)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. EQUITY AND BALANCED *** (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

TARGET VIP AND TARGET EQUITY/INCOME (FIRST TRUST)
0.35% of first $500 million
0.25% over $500 million

BRYTON GROWTH (SUFFOLK)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million

COVERED CALL (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

    ** Effective November 2, 2005, ONI executed a sub-advisory agreement with
       Janus to replace UBS Global Asset Management (Americas), Inc. ("UBS") as sub-adviser for the Small Cap Growth Portfolio.

   *** Effective December 1, 2004, ICON voluntarily began waiving all of its fees for the Balanced Portfolio. The waiver was discontinued, effective September 30, 2005. This waiver is not subject to recoupment in subsequent fiscal periods.

   Suffolk, the sub-adviser for the Omni, Bristol, and Bryton Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 81% of the voting securities of Suffolk. There were no Fund liabilities to Suffolk at December 31, 2005 and fees paid to Suffolk are an expense of ONI, not the Fund.

   Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed approximately one quarter of one percent of the average daily net assets, ONI shall reimburse the Portfolio for such excess expenses. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. Expenses reimbursed by ONI for the year or period ended December 31, 2005 were as follows:

      Balanced..............................................  $1,652
      Covered Call..........................................   1,874
      Target VIP............................................   9,228
      Target Equity/Income..................................   6,641

        If ONI did not agree to reimburse these expenses, the total expenses incurred by these Portfolios would have been higher than the net expenses that are reflected in the financial statements for the year or period ended December 31, 2005. The expenses reimbursed are not subject to recoupment in subsequent fiscal periods. As noted above, the Investment Advisory Agreement is subject to renewal on an annual basis.

   Each director who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. During the year ended December 31, 2005, compensation of these directors by the Fund totaled $109,000.

   Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

   U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years or periods ended December 31, 2005 and 2004 were as follows:

                                                        EQUITY                   MONEY MARKET                    BOND
                                                -----------------------    -------------------------    -----------------------
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04      12/31/05      12/31/04       12/31/05     12/31/04
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Capital shares issued on sales..........   1,701,692    2,719,328     14,180,207    12,005,449     2,910,162    2,712,812
      Capital shares issued on reinvested
        dividends.............................          --        7,416        454,046       130,092       465,056           --
      Capital shares redeemed.................  (1,431,052)  (1,369,123)   (11,775,132)  (10,967,205)     (792,400)  (1,050,636)
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Net increase/(decrease).................     270,640    1,357,621      2,859,121     1,168,336     2,582,818    1,662,176
                                                ==========   ==========    ===========   ===========    ==========   ==========

                                                         OMNI                    INTERNATIONAL           CAPITAL APPRECIATION
                                                -----------------------    -------------------------    -----------------------
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04      12/31/05      12/31/04       12/31/05     12/31/04
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Capital shares issued on sales..........     248,791      706,105      8,414,592     5,213,925     2,705,347    1,066,893
      Capital shares issued on reinvested
        dividends.............................      58,446       73,862          8,582            --        51,391       28,598
      Capital shares redeemed.................  (1,086,210)    (682,184)    (1,208,415)     (909,922)     (761,763)    (683,455)
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Net increase/(decrease).................    (778,973)      97,783      7,214,759     4,304,003     1,994,975      412,036
                                                ==========   ==========    ===========   ===========    ==========   ==========

                                                                              INTERNATIONAL SMALL
                                                       DISCOVERY                    COMPANY                AGGRESSIVE GROWTH
                                                -----------------------    -------------------------    -----------------------
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04      12/31/05      12/31/04       12/31/05     12/31/04
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Capital shares issued on sales..........     143,749      197,956        806,951       398,320       304,327      359,985
      Capital shares issued on reinvested
        dividends.............................          --           --         11,071        19,664           548           --
      Capital shares redeemed.................  (1,094,060)    (958,378)      (244,036)     (362,364)     (553,439)    (595,827)
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Net increase/(decrease).................    (950,311)    (760,422)       573,986        55,620      (248,564)    (235,842)
                                                ==========   ==========    ===========   ===========    ==========   ==========

                                                   SMALL CAP GROWTH           MID CAP OPPORTUNITY            S&P 500 INDEX
                                                -----------------------    -------------------------    -----------------------
                                                YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                 12/31/05     12/31/04      12/31/05      12/31/04       12/31/05     12/31/04
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Capital shares issued on sales..........     250,039      323,088        289,129       572,304     1,208,734    1,505,793
      Capital shares issued on reinvested
        dividends.............................          --           --             --            --       146,327      167,102
      Capital shares redeemed.................    (507,883)    (574,828)    (1,224,527)     (876,641)   (2,280,982)  (1,935,538)
                                                ----------   ----------    -----------   -----------    ----------   ----------
      Net increase/(decrease).................    (257,844)    (251,740)      (935,398)     (304,337)     (925,921)    (262,643)
                                                ==========   ==========    ===========   ===========    ==========   ==========

                                                        BLUE CHIP               HIGH INCOME BOND            CAPITAL GROWTH
                                                 -----------------------    ------------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                  12/31/05     12/31/04      12/31/05     12/31/04       12/31/05     12/31/04
                                                 ----------   ----------    ----------   -----------    ----------   ----------
      Capital shares issued on sales...........    153,162       420,273     1,868,369     1,739,742       253,474      278,651
      Capital shares issued on reinvested
        dividends..............................     25,109        37,583       299,144        14,817            --           --
      Capital shares redeemed..................   (465,137)     (297,002)     (661,605)     (504,862)     (402,487)    (384,798)
                                                  --------    ----------    ----------   -----------    ----------   ----------
      Net increase/(decrease)..................   (286,866)      160,854     1,505,908     1,249,697      (149,013)    (106,147)
                                                  ========    ==========    ==========   ===========    ==========   ==========

                                                    NASDAQ-100 INDEX                BRISTOL                  BRYTON GROWTH
                                                 -----------------------    ------------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                  12/31/05     12/31/04      12/31/05     12/31/04       12/31/05     12/31/04
                                                 ----------   ----------    ----------   -----------    ----------   ----------
      Capital shares issued on sales...........  3,616,839     1,411,791     2,117,880        90,015       730,320      194,675
      Capital shares issued on reinvested
        dividends..............................         --            --            --        89,711           179           --
      Capital shares redeemed..................   (896,270)   (1,146,659)     (258,354)      (50,000)     (352,220)    (125,937)
                                                  --------    ----------    ----------   -----------    ----------   ----------
      Net increase/(decrease)..................  2,720,569       265,132     1,859,526       129,726       378,279       68,738
                                                  ========    ==========    ==========   ===========    ==========   ==========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                       U.S. EQUITY                   BALANCED                  COVERED CALL
                                                 ------------------------    ------------------------    ------------------------
                                                 YEAR ENDED   05/01/04 TO    YEAR ENDED   05/01/04 TO    YEAR ENDED   05/01/04 TO
                                                  12/31/05     12/31/04       12/31/05     12/31/04       12/31/05     12/31/04
                                                 ----------   -----------    ----------   -----------    ----------   -----------
      Capital shares issued on sales...........    608,440       476,467        230,431       217,507       453,460      311,638
      Capital shares issued on reinvested
        dividends..............................         --            --            703            --            --           --
      Capital shares redeemed..................    (23,037)      (63,576)       (26,146)      (70,373)     (261,465)    (128,388)
                                                  --------    ----------     ----------   -----------    ----------   ----------
      Net increase/(decrease)..................    585,403       412,891        204,988       147,134       191,995      183,250
                                                  ========    ==========     ==========   ===========    ==========   ==========

                                                                TARGET EQUITY/
                                                  TARGET VIP        INCOME
                                                 ------------   --------------
                                                   11/2/05         11/2/05
                                                 TO 12/31/05     TO 12/31/05
                                                 ------------   --------------
      Capital shares issued on sales...........     144,534          352,169
      Capital shares issued on reinvested
        dividends..............................          --               --
      Capital shares redeemed..................        (179)            (402)
                                                   --------       ----------
      Net increase/(decrease)..................     144,355          351,767
                                                   ========       ==========

(5) INVESTMENT TRANSACTIONS

   Purchases and sales of investments (excluding short-term and government securities) for the year or period ended December 31, 2005 were as follows:

                                                                                                                CAPITAL
                                                 EQUITY          BOND            OMNI       INTERNATIONAL     APPRECIATION
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $105,805,799    $44,920,630    $120,190,108   $249,635,866      $146,582,530
        Sales...............................  $ 99,109,653    $15,198,435    $129,072,373   $179,862,796      $116,041,754

                                                             INTERNATIONAL
                                                                 SMALL        AGGRESSIVE      SMALL CAP         MID CAP
                                               DISCOVERY        COMPANY         GROWTH         GROWTH         OPPORTUNITY
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $132,249,591    $38,467,300    $ 21,006,634   $ 15,683,662      $178,690,475
        Sales...............................  $151,260,059    $30,389,871    $ 22,448,289   $ 17,716,485      $194,028,744

                                                                              HIGH INCOME       CAPITAL
                                              S&P 500 INDEX     BLUE CHIP         BOND          GROWTH       NASDAQ-100 INDEX
                                              -------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds:
        Purchases...........................  $ 16,171,852     $16,493,904    $ 28,284,390   $ 14,166,800      $ 21,837,825
        Sales...............................  $ 21,547,690     $19,487,829    $ 15,796,072   $ 17,248,959      $ 10,964,523

                                                BRISTOL      BRYTON GROWTH   U.S. EQUITY      BALANCED        COVERED CALL
                                              ------------   -------------   ------------   -------------   ----------------
      Stocks & Bonds
        Purchases...........................  $ 59,407,188    $16,427,311    $ 17,615,716   $  4,969,073      $  7,336,676
        Sales...............................  $ 40,177,718    $13,085,741    $ 10,821,447   $  2,769,407      $  5,020,705

                                                                TARGET
                                               TARGET VIP    EQUITY/INCOME
                                              ------------   -------------
      Stocks & Bonds
        Purchases...........................  $  1,439,596    $ 3,516,960
        Sales...............................  $         --    $        --

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Purchases and sales of government securities for the year ended December 31, 2005 were as follows:

                                                                                                OMNI            BALANCED
                                                                                            -------------   ----------------
      Purchases                                                                             $         --      $    365,736
      Sales                                                                                 $    583,414      $    381,893

(6) OPTION CONTRACTS WRITTEN

   The activity in the option contracts written and the premiums received by the Covered Call Portfolio for the year ended December 31, 2005 is detailed as follows:

                                                                    NUMBER OF    PREMIUMS
                                                                    CONTRACTS    RECEIVED
                                                                    ---------   ----------
      Options outstanding, beginning of year                            395     $   42,771
      Options written during year                                     6,000      1,045,597
      Options exercised during year                                    (110)       (12,603)
      Options expired during year                                      (715)       (66,735)
      Options closed during year                                     (4,625)      (726,928)
                                                                     ------     ----------
      Options outstanding, end of year                                  945     $  282,102
                                                                     ======     ==========

(7) FEDERAL INCOME TAX INFORMATION

   At December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                    UNDISTRIBUTED
                                                      LONG-TERM                                                         TOTAL
                                    UNDISTRIBUTED      CAPITAL                    ACCUMULATED       UNREALIZED       ACCUMULATED
                                      ORDINARY          GAINS       ACCUMULATED   CAPITAL AND      APPRECIATION        EARNINGS
   PORTFOLIO                           INCOME         (LOSSES)       EARNINGS     OTHER LOSSES   (DEPRECIATION)(1)    (DEFICIT)
   ---------                        -------------   -------------   -----------   ------------   -----------------   ------------
   Equity.........................   $       --      $       --     $       --    $(52,666,127)     $157,175,762     $104,509,635
   Money Market...................           --              --             --            (445)               --             (445)
   Bond...........................    6,237,402              --      6,237,402      (2,268,115)        1,130,583        5,099,870
   Omni...........................      301,665              --        301,665      (7,107,691)        1,395,769       (5,410,257)
   International..................      476,754              --        476,754     (22,309,179)       16,763,004       (5,069,421)
   Capital Appreciation...........    7,750,378       5,974,013     13,724,391              --         8,007,371       21,731,762
   Discovery......................           --              --             --     (29,021,777)        2,029,961      (26,991,816)
   International Small Company....       85,415       1,849,957      1,935,372              --        13,245,429       15,180,801
   Aggressive Growth..............           --              --             --     (14,810,629)        2,728,046      (12,082,583)
   Small Cap Growth...............           --              --             --     (17,221,615)        1,784,629      (15,436,986)
   Mid Cap Opportunity............           --              --             --      (4,773,025)       11,111,375        6,338,350
   S&P 500 Index..................      731,786              --        731,786     (29,947,125)       10,397,011      (18,818,328)
   Blue Chip......................      109,515       1,234,110      1,343,625      (2,080,238)        2,587,226        1,850,613
   High Income Bond...............    3,248,056              --      3,248,056      (3,150,365)          230,934          328,625
   Capital Growth.................           --              --             --     (20,644,367)        5,502,533      (15,141,834)
   Nasdaq-100 Index...............       12,028              --         12,028      (3,788,455)          363,936       (3,412,491)
   Bristol........................    1,737,665         116,493      1,854,158              --           778,976        2,633,134
   Bryton Growth..................           --         194,126        194,126              --         1,006,182        1,200,308
   U.S. Equity....................       17,353         170,447        187,800              --         1,298,662        1,486,462
   Balanced.......................       25,456              --         25,456         (34,817)          297,877          288,516
   Covered Call...................           --              --             --        (107,353)          388,114          280,761
   Target VIP.....................        1,179              --          1,179              --             1,117            2,296
   Target Equity/Income...........        4,597              --          4,597              --            13,221           17,818

   (1) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Under current tax regulations, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year. The following Portfolios had deferred post-October capitals losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2006:

                                                                    POST-OCTOBER    POST-OCTOBER
      PORTFOLIO                                                     CURRENCY LOSS      LOSSES
      ---------                                                     -------------   ------------
      Equity......................................................     $ 1,202        $     --
      Bond........................................................          --         210,944
      International...............................................      85,076              --
      S&P 500 Index...............................................          --         207,083
      Nasdaq-100 Index............................................          --         232,524
      Balanced....................................................          --           3,014

   For Federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2005, which are available to offset future realized gains, if any:

                                                         EXPIRATION AMOUNT BY YEAR
                               TOTAL LOSS    -------------------------------------------------
      PORTFOLIO               CARRYFORWARD   2006   2007     2008        2009         2010
      ---------               ------------   ----   ----   --------   ----------   -----------
      Equity...............   $52,664,925    $ --   $ --   $     --   $       --   $40,502,099
      Money Market.........           445      --     --        319           96            30
      Bond.................     2,057,171      --     --         --           --            --
      Omni.................     7,107,691      --     --         --           --     5,952,918
      International........    22,224,103      --     --         --    3,045,666    19,052,263
      Discovery............    29,021,777      --     --         --    3,203,748    24,207,444
      Aggressive Growth....    14,810,629      --     --    234,969   10,160,501     4,415,159
      Small Cap Growth.....    17,221,615      --     --         --   13,549,677     3,671,938
      Mid Cap Opportunity..     4,773,025      --     --         --           --     4,773,025
      S&P 500 Index........    29,740,042      --     --         --   16,061,172    13,544,388
      Blue Chip............     2,080,238      --     --         --      779,468     1,225,755
      High Income Bond.....     3,150,365      --     --         --    1,302,449     1,284,828
      Capital Growth.......    20,644,367      --     --         --   11,325,585     9,318,782
      Nasdaq-100 Index.....     3,555,931      --     --     35,446           --     1,176,725
      Balanced.............        31,803      --     --         --           --            --
      Covered Call.........       107,353      --     --         --           --            --

                                    EXPIRATION AMOUNT BY YEAR
                             ---------------------------------------
      PORTFOLIO                 2011          2012          2013
      ---------              -----------   -----------   -----------
      Equity...............  $ 4,991,940   $ 7,170,886   $        --
      Money Market.........           --            --            --
      Bond.................    1,497,074            --       560,097
      Omni.................    1,154,773            --            --
      International........      126,174            --            --
      Discovery............    1,610,585            --            --
      Aggressive Growth....           --            --            --
      Small Cap Growth.....           --            --            --
      Mid Cap Opportunity..           --            --            --
      S&P 500 Index........           --       134,482            --
      Blue Chip............       75,015            --            --
      High Income Bond.....      563,088            --            --
      Capital Growth.......           --            --            --
      Nasdaq-100 Index.....    1,110,252       701,524       531,984
      Balanced.............           --        15,535        16,268
      Covered Call.........           --        62,554        44,799

   The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

   During the year ended December 31, 2005, the Fund recorded reclassifications for permanent book/tax differences in compliance with AICPA SOP 92-2 ("ROC SOP"). These reclassifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These ROC SOP reclassifications have no impact on the net asset values of the Fund and are designed to present the Fund's accumulated net realized income and gain(loss) accounts on a tax basis.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2005 were as follows:

                                                                                    NET             NET           TOTAL
                                                                   ORDINARY     SHORT-TERM       LONG-TERM     DISTRIBUTION
      PORTFOLIO                                                     INCOME     CAPITAL GAINS   CAPITAL GAINS       PAID
      ---------                                                   ----------   -------------   -------------   ------------
      Money Market..............................................  $4,540,456     $     --        $     --       $4,540,456
      Bond......................................................   5,101,659           --              --        5,101,659
      Omni......................................................     827,591           --              --          827,591
      International.............................................      92,855           --              --           92,855
      Capital Appreciation......................................     874,699        6,150              --          880,849
      International Small Company...............................     209,127           --              --          209,127
      Aggressive Growth.........................................       3,726           --              --            3,726
      S&P 500 Index.............................................   1,909,565           --              --        1,909,565
      Blue Chip.................................................     286,490           --              --          286,490
      High Income Bond..........................................   2,536,738           --              --        2,536,738
      Bryton Growth.............................................       1,877           --              --            1,877
      Balanced..................................................       8,278           --              --            8,278

   Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2005 for Federal income tax purposes.

                                                                                                    CAPITAL
                                        EQUITY           BOND          OMNI       INTERNATIONAL   APPRECIATION    DISCOVERY
                                     -------------   ------------   -----------   -------------   ------------   -----------
      Gross unrealized:
        Appreciation...............  $197,482,617    $  3,271,524   $ 3,076,626   $ 19,251,425    $ 14,676,333   $ 5,672,475
        Depreciation...............   (40,306,855)     (2,140,941)   (1,680,857)    (2,488,421)     (6,668,962)   (3,642,514)
                                     ------------    ------------   -----------   ------------    ------------   -----------
      Net unrealized:
        Appreciation...............  $157,175,762    $  1,130,583   $ 1,395,769   $ 16,763,004    $  8,007,371   $ 2,029,961
                                     ============    ============   ===========   ============    ============   ===========
      Aggregate cost of
        securities:................  $384,008,535    $135,890,177   $64,503,946   $198,410,319    $161,111,051   $71,064,589
                                     ============    ============   ===========   ============    ============   ===========

                                     INTERNATIONAL
                                         SMALL        AGGRESSIVE     SMALL CAP       MID CAP
                                        COMPANY         GROWTH        GROWTH       OPPORTUNITY    S&P 500 INDEX    BLUE CHIP
                                     -------------   ------------   -----------   -------------   -------------   -----------
      Gross unrealized:
        Appreciation...............  $ 13,298,372    $  2,981,057   $ 2,530,716   $ 13,918,211    $ 40,898,874    $ 3,579,814
        Depreciation...............       (52,943)       (253,011)     (746,087)    (2,806,836)    (30,501,863)      (992,588)
                                     ------------    ------------   -----------   ------------    ------------    -----------
      Net unrealized:
        Appreciation...............  $ 13,245,429    $  2,728,046   $ 1,784,629   $ 11,111,375    $ 10,397,011    $ 2,587,226
                                     ============    ============   ===========   ============    ============    ===========
      Aggregate cost of
        securities:................  $ 36,706,887    $ 13,865,506   $15,363,182   $ 77,987,011    $179,622,828    $27,547,288
                                     ============    ============   ===========   ============    ============    ===========

                                      HIGH INCOME      CAPITAL      NASDAQ-100
                                         BOND           GROWTH         INDEX         BRISTOL      BRYTON GROWTH   U.S. EQUITY
                                     -------------   ------------   -----------   -------------   -------------   -----------
      Gross unrealized:
        Appreciation...............  $  1,542,761    $  6,907,230   $ 5,267,161   $  1,465,889    $  1,393,949    $ 1,403,571
        Depreciation...............    (1,311,827)     (1,404,697)   (4,903,225)      (686,913)       (387,767)      (104,909)
                                     ------------    ------------   -----------   ------------    ------------    -----------
      Net unrealized:
        Appreciation...............  $    230,934    $  5,502,533   $   363,936   $    778,976    $  1,006,182    $ 1,298,662
                                     ============    ============   ===========   ============    ============    ===========
      Aggregate cost of
        securities:................  $ 52,717,489    $ 22,913,230   $31,065,518   $ 29,325,366    $ 10,325,986    $11,179,309
                                     ============    ============   ===========   ============    ============    ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                       COVERED                       TARGET
                                       BALANCED          CALL       TARGET VIP    EQUITY/INCOME
                                     -------------   ------------   -----------   -------------
      Gross unrealized:
        Appreciation...............  $    345,177    $    517,005   $    30,166   $     84,349
        Depreciation...............       (47,300)       (128,891)      (29,049)       (71,128)
                                     ------------    ------------   -----------   ------------
      Net unrealized:
        Appreciation...............  $    297,877    $    388,114   $1,117......  $     13,221
                                     ============    ============   ===========   ============
      Aggregate cost of
        securities:................  $  3,825,359    $  4,075,312   $ 1,461,596   $  3,858,960
                                     ============    ============   ===========   ============

                     END OF NOTES TO FINANCIAL STATEMENTS.

OHIO NATIONAL FUND, INC.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Ohio National Fund, Inc., comprising the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Discovery Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Blue Chip Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Covered Call Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2005, and the related statements of operations for the period then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2005, the results of their operations for the period then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 14, 2006

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)

(1) REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

   Within its August 23, 2005 meeting, the Ohio National Fund Board of Directors considered the re-approval of the Investment Advisory Agreement and the sub-advisory agreements for a one year term. The Board was assisted in its review by independent legal counsel. A summation of the factors considered on a Portfolio-by-Portfolio basis is presented below:

      Equity Portfolio (Adviser -- ONI, Sub-adviser -- Legg Mason)

      The Board reviewed and considered the net advisory fee of 0.7998% and net sub-advisory fee of 0.4207%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 80th percentile of the Lipper "Variable Insurance Products Multi-Cap Core" peer group (WITH THE FIRST PERCENTILE REPRESENTING THE LOWEST EXPENSES, AND THE 100TH PERCENTILE REPRESENTING THE HIGHEST EXPENSES). The Board considered the advisory fee breakpoint schedule for the Portfolio, which was amended in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 56th percentile of its Lipper peer group over the one-year period, the 3rd percentile over the three-year period, and the 30th percentile over the five-year period (WITH THE FIRST PERCENTILE REPRESENTING THE HIGHEST PERFORMANCE AND THE 100TH PERCENTILE REPRESENTING THE LOWEST PERFORMANCE). The Board considered that ONI was reporting profitability of 35.34% and that the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability of ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because performance of the Portfolio was satisfactory over the one-year period and very good over the three-year period, when compared to the peer group of funds; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

      Money Market Portfolio (Adviser -- ONI)

      The Board reviewed and considered the net advisory fee of 0.2500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 11th percentile of the Lipper "Variable Insurance Products Money Market" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 10th percentile of its Lipper peer group over the one-year period, the 22nd percentile over the three-year period, and the 19th percentile over the five-year period. The Board considered that ONI had waived fees for the Portfolio during the year. The Board considered that ONI was reporting a negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was good in comparison to the performance of the Lipper peer group, the advisory fees were low in comparison to the Lipper peer group, and ONI was reporting no profit from the management of the Portfolio.

      Bond Portfolio (Adviser -- ONI)

      The Board reviewed and considered the net advisory fee of 0.6000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 76th percentile of the Lipper "Variable

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      Insurance Products Corp. Debt -- BBB" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 40th percentile of its Lipper peer group over the one-year period, the 48th percentile over the three-year period, and the 45th percentile over the five-year period. The Board considered that ONI was reporting 57.98% profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was above average over the one-, three-, and five-year periods in comparison to the performance of the Lipper peer group, the advisory fees were within the range of the peer group funds, and ONI profitability was reasonable.

      Omni Portfolio (Adviser -- ONI, Sub-adviser -- Suffolk)

      The Board reviewed and considered the net advisory fee of 0.6000% and net sub-advisory fee of 0.3000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 48th percentile of the Lipper "Variable Insurance Products Flexible" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 26th percentile of its Lipper peer group over the one-year period, the 52nd percentile over the three-year period, and the 100th percentile over the five-year period. The Board considered that ONI was reporting profitability of 24.05% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good; the advisory fees were at the average of fees for the peer group funds; and the profitability reported by ONI was reasonable.

      International Portfolio (Adviser -- ONI, Sub-adviser -- Federated Global)

      The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.4000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 38th percentile of the Lipper "Variable Insurance Products International Growth" peer group. The Board considered the reduction in the advisory fee in May 2005 and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 97th percentile of its Lipper peer group over the one-year period, the 90th percentile over the three-year period, and the 97th percentile over the five-year period. The Board considered that ONI was reporting profitability of 44.89%. It was noted that Federated Global computes its profitability based on overall corporate profitability, and not profitability with respect to the sub-advisory agreement with the adviser and this Portfolio. As a result, the Board concluded that the provided sub-adviser profitability information was of limited value. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the advisory fees were relatively low when compared to the peer group funds; the advisory

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      fee was reduced and the breakpoint schedule was amended in May 2005; ONI had taken steps to address the underperformance of the Portfolio and expects to take further action if performance does not improve; and the profitability reported by ONI was reasonable.

      Capital Appreciation Portfolio (Adviser -- ONI, Sub-adviser -- Jennison)

      The Board reviewed and considered the net advisory fee of 0.7970% and net sub-advisory fee of 0.3703%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 74th percentile of the Lipper "Variable Insurance Products Multi-Cap Value" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 83rd percentile of its Lipper peer group over the one-year period, the 84th percentile over the three-year period, and the 16th percentile over the five-year period. The Board considered that ONI was reporting profitability of 45.07% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the steps ONI will take to address the under-performance by the Portfolio, (5) the amendment to the breakpoint schedule in May 2005, and (6) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the longer-term performance of the Portfolio had been satisfactory; ONI will closely monitor the performance of the Portfolio and will work with the Portfolio managers to address the recent under-performance by the Portfolio; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

      Discovery Portfolio (Adviser -- ONI, Sub-adviser -- Founders)

      The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 52nd percentile of the Lipper "Variable Insurance Products Small-Cap Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 74th percentile of its Lipper peer group over the one-year period, the 78th percentile over the three-year period, and the 80th percentile over the five-year period. The Board considered that ONI was reporting profitability of 22.96% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the steps ONI will take to address the under-performance by the Portfolio, (5) the amendment to the breakpoint schedule in May 2005, and (6) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the year-to-date performance of the Portfolio had been good; the longer-term performance of the Portfolio had been satisfactory; ONI will closely monitor the performance of the Portfolio and report to the Board; the advisory fees were at the average for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      International Small Company Portfolio (Adviser -- ONI, Sub-adviser -- Federated Global)

      The Board reviewed and considered the net advisory fee of 1.0000% and net sub-advisory fee of 0.7500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 88th percentile of the Lipper "Variable Insurance Products International Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 10th percentile of its Lipper peer group over the one-year period, the 5th percentile over the three-year period, and the 16th percentile over the five-year period. The Board considered that ONI was reporting profitability of 18.19% from investment management services with respect to the Portfolio. It was noted that Federated Global computes its profitability based on overall corporate profitability, and not profitability with respect to the sub-advisory agreement with the adviser and this Portfolio. As a result, the Board concluded that the provided sub-adviser profitability information was of limited value. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good compared to the peer group of funds; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

      Aggressive Growth Portfolio (Adviser -- ONI, Sub-adviser -- Janus)

      The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 69th percentile of the Lipper "Variable Insurance Products Multi-Cap Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 33rd percentile of its Lipper peer group over the one-year period, the 70th percentile over the three-year period, and the 72nd percentile over the five-year period. The Board considered that ONI was reporting profitability of 22.93% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the year-to-date performance of the Portfolio had been very good; the performance for the one-year period had been good, reflecting an improvement from the longer-term performance of the Portfolio; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

      Small Cap Growth Portfolio (Adviser -- ONI, Sub-adviser at date of re-approval -- UBS, Sub-adviser from November 2, 2005 to December 31, 2005 -- Janus)

      The Board reviewed and considered the net advisory fee of 0.9500% and net sub-advisory fee of 0.6500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 90th percentile of the Lipper "Variable Insurance Products Small-Cap Growth" peer group. The Board considered the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 7th percentile of its Lipper peer group over the one-year period, the 29th percentile over the three-year period, and the 96th percentile over the five-year period. The Board considered that ONI was reporting profitability of 24.56% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

      Mid Cap Opportunity Portfolio (Adviser -- ONI, Sub-adviser -- RSIM)

      The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.6000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 73rd percentile of the Lipper "Variable Insurance Products Mid-Cap Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 52nd percentile of its Lipper peer group over the one-year period, the 11th percentile over the three-year period, and the 35th percentile over the five-year period. The Board considered that ONI was reporting profitability of 21.58% and the sub-adviser was also reporting reasonable profitability measures from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI and sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the longer-term performance of the Portfolio had been very good; the recent performance had been satisfactory; ONI will closely monitor performance of the Portfolio and report to the Board; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability measures reported by ONI and sub-adviser were reasonable.

      S&P 500 Index Portfolio (Adviser -- ONI)

      The Board reviewed and considered the net advisory fee of 0.3765%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 98th percentile of the Lipper "Variable Insurance Products S&P 500 Index Objective" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 82nd percentile of its Lipper peer group over the one-year period, the 66th percentile over the three-year period, and the 100th percentile over the five-year period. The Board considered that ONI was reporting a 36.36% profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability from ONI, the Board, including

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one- and three-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the Portfolio had performed within the range of peer group funds; the advisory fees were within the range of the peer group funds; the Portfolio will reach a breakpoint in the investment advisory fee at $250 million in assets; and ONI profitability was reasonable.

      Blue Chip Portfolio (Adviser -- ONI, Sub-adviser -- Federated Equity)

      The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 71st percentile of the Lipper "Variable Insurance Products Large-Cap Value" peer group. The Board considered the reduction in the investment advisory fee and the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 78th percentile of its Lipper peer group over the one-year period, the 71st percentile over the three-year period, and the 71st percentile over the five-year period. The Board considered that ONI was reporting profitability of 28.03% from investment management services with respect to the Portfolio. The Board noted that ONI waived fees for the Portfolio during the year. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the advisory fee and the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory and improving; the advisory fees were within the range of the peer group funds; the advisory fee was reduced and the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

      High Income Bond Portfolio (Adviser -- ONI, Sub-adviser -- Federated Investment)

      The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 83rd percentile of the Lipper "Variable Insurance Products High Current Yield" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 58th percentile of its Lipper peer group over the one-year period, the 40th percentile over the three-year period, and the 25th percentile over the five-year period. The Board considered that ONI was reporting profitability of 29.21% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory; the advisory fees were within the range of the peer group funds; the breakpoint schedule was amended in May 2005; ONI intends to closely monitor the performance of the Portfolio; and the profitability reported by ONI was reasonable.

      Capital Growth Portfolio (Adviser -- ONI, Sub-adviser -- Eagle)

      The Board reviewed and considered the net advisory fee of 0.9000% and net sub-advisory fee of 0.5900%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      65th percentile of the Lipper "Variable Insurance Products Small-Cap Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 41st percentile of its Lipper peer group over the one-year period, the 63rd percentile over the three-year period, and the 80th percentile over the five-year period. The Board considered that ONI was reporting profitability of 27.02% from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been satisfactory; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005; and the profitability reported by ONI was reasonable.

      Nasdaq-100 Index Portfolio (Adviser -- ONI)

      The Board reviewed and considered the net advisory fee of 0.4000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 100th percentile of the Lipper "Variable Insurance Products S&P 500 Index Objective" peer group (the only index fund data provided by Lipper). The Board considered the advisory fee reduction and breakpoint schedule for the Portfolio, which was implemented in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 53rd percentile of its Lipper peer group over the one-year period, the 63rd percentile over the three-year period, and the 13th percentile over the five-year period. The Board considered that ONI was reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the reduction in the investment advisory fee and implementation of breakpoints in May 2005, and
      (5) the profitability from ONI, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement because performance of the Portfolio was satisfactory over the one-, three-, and five-year periods; the Portfolio had tracked the index when expenses were excluded, and had performed as intended; the Portfolio had performed within the range of the peer group funds; the advisory fees were within the range of the peer group funds; the advisory fee was reduced in May 2005, and a breakpoint schedule was implemented; the investment adviser waived advisory fees for the Portfolio during the year; and ONI reported no profitability.

      Bristol Portfolio (Adviser -- ONI, Sub-adviser -- Suffolk)

      The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.4500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 81st percentile of the Lipper "Variable Insurance Products Large-Cap Core" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 7th percentile of its Lipper peer group over the one-year period and the 91st percentile over the three-year period. The Board considered that ONI was reporting profitability of 19.45%. The Board considered the information and discussion with respect to the services provided to the Portfolio by ONI and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability from ONI, the Board, including a majority of Independent Directors,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been very good; the advisory fees were within the range of fees for the peer group funds; the breakpoint schedule was amended in May 2005, and the profitability reported by the adviser was reasonable.

      Bryton Growth Portfolio (Adviser -- ONI, Sub-adviser -- Suffolk)

      The Board reviewed and considered the net advisory fee of 0.8500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 56th percentile of the Lipper "Variable Insurance Products Small-Cap Growth" peer group. The Board considered the amendment to the advisory fee breakpoint schedule for the Portfolio in May 2005. The Board considered that performance for the Portfolio placed the Portfolio in the 56th percentile of its Lipper peer group over the one-year period, and the 99th percentile over the three-year period. The Board considered that the adviser was reporting profitability of 14.48% with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, (4) the amendment to the breakpoint schedule in May 2005, and (5) the profitability to the advisor, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the performance of the Portfolio had been good since the change in Portfolio manager in May 2004; the advisory fees were at the average of fees for the peer group funds; the breakpoint schedule was amended in May 2005, and the profitability reported by the advisor was reasonable.

      U.S. Equity Portfolio (Adviser -- ONI, Sub-adviser -- ICON)

      The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 70th percentile of the Lipper "Variable Insurance Products Multi-Cap Core" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 99th percentile of its Lipper peer group over the one-year period. The Board considered that the adviser was reporting profitability of 10.46% and the sub-adviser was reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-advisor, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the advisory fees were within the range of fees for the peer group funds; the adviser will closely monitor the performance of the Portfolio and report to the Board at future meetings; and the profitability measures reported by the adviser and sub-adviser were reasonable.

      Balanced Portfolio (Adviser -- ONI, Sub-adviser -- ICON)

      The Board reviewed and considered the net advisory fee of 0.7500% and net sub-advisory fee of 0.5000%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 82nd percentile of the Lipper "Variable Insurance Products Flexible" peer group. The Board considered the advisory fee breakpoint schedule for the Portfolio. The Board considered that performance for the Portfolio placed the Portfolio in the 12th percentile of its Lipper peer group over the one-year period. The Board considered that the adviser and sub-adviser were reporting negative profitability from investment management services with respect to the Portfolio. The Board

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

      considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance had been great; the advisory fees were within the range of fees for the peer group funds; and each of the adviser and sub-adviser were reporting a loss from the investment management services provided to the Portfolio.

      Covered Call Portfolio (adviser -- ONI, Sub-adviser -- ICON)

      The Board reviewed and considered the net advisory fee of 0.8000% and net sub-advisory fee of 0.5500%, and compared the advisory fee to the fees charged by similar funds. The Board noted that the net advisory fee placed the Portfolio in the 81st percentile of the Lipper "Variable Insurance Products Multi-Cap Core" peer group. The Board considered that performance for the Portfolio placed the Portfolio in the 83rd percentile of its Lipper peer group over the one-year period. The Board considered that the adviser and sub-adviser were reporting negative profitability from investment management services with respect to the Portfolio. The Board considered the information and discussion with respect to the services provided to the Portfolio by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolio. The Board considered the breakpoint schedule for the investment advisory and sub-advisory fees.

      Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolio compared to the peer group of funds, and (4) the profitability to the adviser and the sub-adviser, the Board, including a majority of Independent Directors, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the Portfolio was recently started and needed time to become established; the performance had been satisfactory for a start-up Portfolio; the advisory fees were within the range of fees for the peer group funds; the adviser will closely monitor the performance of the Portfolio and report to the Board at future meetings; and each of the adviser and sub-adviser were reporting a loss from the investment management services provided to the Portfolio.

(2) EXPENSE DISCLOSURE

   An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

   As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

   The example is based on an investment of $1,000 invested at July 1, 2005 and held through December 31, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

   Actual Expenses

   The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled "Expenses Paid During Period".

                                                          BEGINNING       ENDING        EXPENSE PAID          EXPENSE RATIO
                                                          INVESTMENT    INVESTMENT         DURING             DURING PERIOD
                                                            VALUE         VALUE            PERIOD*          7/1/05 - 12/31/05
   PORTFOLIO                                               7/1//05       12/31/05     7/1/05 - 12/31/05       (ANNUALIZED)
   ---------                                              ----------    ----------    -----------------    -------------------
   Equity...............................................  $1,000.00     $1,085.60           $4.56                 0.87%
   Money Market.........................................  $1,000.00      1,017.20            1.66                 0.33%
   Bond.................................................  $1,000.00        991.90            3.35                 0.67%
   Omni.................................................  $1,000.00      1,047.50            3.62                 0.70%
   International........................................  $1,000.00      1,147.60            5.94                 1.10%
   Capital Appreciation.................................  $1,000.00      1,081.20            4.52                 0.86%
   Discovery............................................  $1,000.00      1,025.40            4.50                 0.88%
   International Small Company..........................  $1,000.00      1,235.30            8.06                 1.43%
   Aggressive Growth....................................  $1,000.00      1,129.00            5.54                 1.03%
   Small Cap Growth.....................................  $1,000.00      1,058.30            5.65                 1.09%
   Mid Cap Opportunity..................................  $1,000.00      1,104.00            4.95                 0.93%
   S&P 500 Index........................................  $1,000.00      1,054.70            2.37                 0.46%
   Blue Chip............................................  $1,000.00      1,041.60            4.28                 0.83%
   High Income Bond.....................................  $1,000.00      1,026.40            4.82                 0.94%
   Capital Growth.......................................  $1,000.00      1,042.60            5.26                 1.02%
   Nasdaq-100 Index.....................................  $1,000.00      1,101.30            2.80                 0.53%
   Bristol..............................................  $1,000.00      1,065.20            4.88                 0.94%
   Bryton Growth........................................  $1,000.00      1,092.00            5.79                 1.10%
   U.S. Equity..........................................  $1,000.00      1,088.00            5.20                 0.99%
   Balanced.............................................  $1,000.00      1,034.70            7.25                 1.41%
   Covered Call.........................................  $1,000.00      1,034.60            8.07                 1.57%
   Target VIP...........................................  $1,000.00      1,014.00            8.12                 1.60%
   Target Equity/Income.................................  $1,000.00      1,013.00            8.12                 1.60%

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

   Hypothetical Example for Comparison Purposes

   The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                          BEGINNING       ENDING        EXPENSE PAID          EXPENSE RATIO
                                                          INVESTMENT    INVESTMENT         DURING             DURING PERIOD
                                                            VALUE         VALUE            PERIOD*          7/1/05 - 12/31/05
   PORTFOLIO                                               7/1//05       12/31/05     7/1/05 - 12/31/05       (ANNUALIZED)
   ---------                                              ----------    ----------    -----------------    -------------------
   Equity...............................................  $1,000.00     $1,020.83           $4.42                 0.87%
   Money Market.........................................  $1,000.00      1,023.56            1.66                 0.33%
   Bond.................................................  $1,000.00      1,021.84            3.40                 0.67%
   Omni.................................................  $1,000.00      1,021.67            3.58                 0.70%
   International........................................  $1,000.00      1,019.67            5.59                 1.10%
   Capital Appreciation.................................  $1,000.00      1,020.86            4.39                 0.86%
   Discovery............................................  $1,000.00      1,020.77            4.48                 0.88%
   International Small Company..........................  $1,000.00      1,018.00            7.27                 1.43%
   Aggressive Growth....................................  $1,000.00      1,020.00            5.26                 1.03%
   Small Cap Growth.....................................  $1,000.00      1,019.72            5.54                 1.09%
   Mid Cap Opportunity..................................  $1,000.00      1,020.50            4.75                 0.93%
   S&P 500 Index........................................  $1,000.00      1,022.90            2.34                 0.46%
   Blue Chip............................................  $1,000.00      1,021.01            4.24                 0.83%
   High Income Bond.....................................  $1,000.00      1,020.45            4.80                 0.94%
   Capital Growth.......................................  $1,000.00      1,020.05            5.20                 1.02%
   Nasdaq-100 Index.....................................  $1,000.00      1,022.54            2.69                 0.53%
   Bristol..............................................  $1,000.00      1,020.48            4.78                 0.94%
   Bryton Growth........................................  $1,000.00      1,019.67            5.59                 1.10%
   U.S. Equity..........................................  $1,000.00      1,020.22            5.03                 0.99%
   Balanced.............................................  $1,000.00      1,018.08            7.19                 1.41%
   Covered Call.........................................  $1,000.00      1,017.27            8.00                 1.57%
   Target VIP...........................................  $1,000.00      1,017.14            8.13                 1.60%
   Target Equity/Income.................................  $1,000.00      1,017.14            8.13                 1.60%

   * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any fund transactional costs, such as sales charges (loads) or exchange fees (if any), or costs associated with life insurance policies or annuity contracts. Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if these transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 ADDITIONAL INFORMATION (UNAUDITED)                                  (CONTINUED)

(3) OTHER FEDERAL TAX INFORMATION

   For corporate shareholders, the percentage of the total ordinary income dividends paid during the year ended December 31, 2005 that qualify for the corporate dividends received deduction were as follows:

                                                                   DIVIDENDS
                                                                   RECEIVED
   PORTFOLIO                                                       DEDUCTION
   ---------                                                       ---------
   Omni........................................................      59.1%
   Capital Appreciation........................................      15.7%
   Aggressive Growth...........................................     100.0%
   S&P 500 Index...............................................     100.0%
   Blue Chip...................................................     100.0%
   High Income.................................................       0.4%
   Bryton Growth...............................................     100.0%
   Balanced....................................................      68.8%

   For the year ended December 31, 2005, the International and International Small Company Portfolios earned foreign source income and paid foreign taxes for which they intend to pass credits through to Fund shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                                                                 FOREIGN TAXES    FOREIGN SOURCE
                                                                     PAID             INCOME
                                                                 -------------    --------------
   International...............................................    $218,655         $2,974,353
   International Small Company.................................      62,765            659,838

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

                                                       TERM SERVED   NUMBER OF
                                                       AS OFFICER  PORTFOLIOS IN
NAME AND ADDRESS         AGE  POSITION WITH THE FUND   OR DIRECTOR FUND COMPLEX
----------------         --- ------------------------- ----------- -------------
INDEPENDENT DIRECTORS
James E. Bushman         61  Director, Member of Audit Since March      31
3040 Forrer Street           and Independent Directors    2000
Cincinnati, Ohio             Committees
Joseph A. Campanella     63  Director, Member of Audit    Since         31
6179 Paderborne Drive        and Independent Directors     May
Hudson, Ohio                 Committees                   2002
Ross Love                59  Director, Member of Audit    Since         31
615 Windings Way             and Independent Directors   October
Cincinnati, Ohio             Committees                   1998
George M. Vredeveld      63  Director, Chairman of     Since March      31
University of Cincinnati     Audit Committee, Member      1996
P.O. Box 210223              of Independent Directors
Cincinnati, Ohio             Committee

INTERESTED DIRECTOR AND OFFICERS
John J. Palmer           66  President and Director       Since         31
One Financial Way                                         July
Cincinnati, Ohio                                          1997
Thomas A. Barefield      53  Vice President               Since         31
One Financial Way                                       February
Cincinnati, Ohio                                          1998
Christopher A. Carlson   47  Vice President            Since March      31
One Financial Way                                         2000
Cincinnati, Ohio
Marc L. Collins          37  Secretary                    Since         31
One Financial Way                                          May
Cincinnati, Ohio                                          1999
R. Todd Brockman         37  Treasurer                    Since         31
One Financial Way                                      August 2004
Cincinnati, Ohio
Dennis R. Taney          58  Chief Compliance Officer     Since         31
One Financial Way                                         June
Cincinnati, Ohio                                          2004
Catherine E. Gehr        33  Assistant Treasurer       Since March      31
One Financial Way                                         2005
Cincinnati, Ohio
Kimberly A. Plante       31  Assistant Secretary       Since March      31
One Financial Way                                         2005
Cincinnati, Ohio
William C. Price         42  AML Principal Compliance  Since March      31
One Financial Way            Officer                      2003
Cincinnati, Ohio

OHIO NATIONAL FUND, INC.                                       December 31, 2005

 INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)

                                 PRINCIPAL OCCUPATION AND OTHER
NAME AND ADDRESS              DIRECTORSHIPS DURING PAST FIVE YEARS
----------------          ---------------------------------------------
INDEPENDENT DIRECTORS
James E. Bushman          Director, Chairman and CEO: Cast-Fab
3040 Forrer Street        Technologies, Inc. (a manufacturing company);
Cincinnati, Ohio          Director: The Midland Company, ABX Air Inc.,
                          The Health Alliance of Greater Cincinnati,
                          and The Elizabeth Gamble Deaconess Home
                          Association; Commissioner: Hamilton County
                          Park District.
Joseph A. Campanella      Retired. Until 2001, was Executive Vice
6179 Paderborne Drive     President, Community Banking Division, U.S.
Hudson, Ohio              Bank; Director: Ohio Savings Bank, Ohio
                          Savings Financial Corporation
Ross Love                 President and CEO: Blue Chip Enterprises LLC
615 Windings Way          (a company with holdings in the automotive
Cincinnati, Ohio          manufacturing, communications and medical
                          equipment industries.) Director: Radio One
                          Inc., Trustee: Syracuse University, Greater
                          Cincinnati Chamber of Commerce, United Way of
                          Greater Cincinnati.
George M. Vredeveld       Alpaugh Professor of Economics, University of
University of Cincinnati  Cincinnati; President: Economics Center for
P.O. Box 210223           Education & Research.
Cincinnati, Ohio
INTERESTED DIRECTOR AND
John J. Palmer            Director and Vice Chairman: ONLIC; Director
One Financial Way         and CEO: NSLA; Director: ONI and various
Cincinnati, Ohio          other Ohio National-affiliated companies;
                          Trustee: Cincinnati Symphony Orchestra,
                          Cincinnati Opera.
Thomas A. Barefield       Senior Vice President, Institutional Sales:
One Financial Way         ONLIC; Prior to November 1997 was Senior Vice
Cincinnati, Ohio          President of Life Insurance Company of
                          Virginia. Trustee University of Cincinnati
                          Economic Center.
Christopher A. Carlson    Senior Vice President, Chief Investment
One Financial Way         Officer: ONLIC; President and Director: ONI
Cincinnati, Ohio
Marc L. Collins           Second Vice President and Counsel, ONLIC;
One Financial Way         Secretary, ONI.
Cincinnati, Ohio
R. Todd Brockman          Assistant Vice President, Mutual Funds
One Financial Way         Operations: ONLIC; Prior to July 2004 was an
Cincinnati, Ohio          Assurance Manager with Grant Thornton LLP, a
                          certified public accounting firm.
Dennis R. Taney           Second Vice President, Chief Compliance
One Financial Way         Officer: ONLIC; Prior to August 2004 was
Cincinnati, Ohio          Treasurer of the Fund.
Catherine E. Gehr         Manager, Mutual Fund Operations: ONLIC; Prior
One Financial Way         to April 2004 was an Accounting Consultant in
Cincinnati, Ohio          the financial control area for ONLIC.
Kimberly A. Plante        Assistant Counsel: ONLIC; Prior to December
One Financial Way         2004 was an Associate with Dinsmore & Shohl
Cincinnati, Ohio          LLP, attorneys at law.
William C. Price          Vice President and Assistant General Counsel:
One Financial Way         ONLIC; Prior to January 2001 was a partner
Cincinnati, Ohio          and co- chairman of the litigation department
                          of Wood & Lamping, attorneys at law.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1320 Rev. 2-06

ITEM 2.   CODE OF ETHICS.

          As of the end of the period covered by this report, Ohio National Fund, Inc. (the "Fund") has adopted a code of ethics (the "Code") that applies to the Fund's principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Fund's Board of Directors has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

          (a) Audit Fees.

              Fiscal year ended December 31, 2005:    $220,225
              Fiscal year ended December 31, 2004:    $187,950

          (b) Audit-Related Fees.

              Professional services rendered in connection with the consent on the Fund's N1A filing.
              ----------------------------------------------------------------
              Fiscal year ended December 31, 2005:    $4,300
              Fiscal year ended December 31, 2004:    $4,000


          (c) Tax Fees.         None.

          (d) All Other Fees.   None.

          (e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The Fund's Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund's financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

          (e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

          During the fiscal years ended December 31, 2005 and 2004, there were no non-audit services provided by the Fund's principal accountant that would have required pre-approval by the Fund's Audit Committee. The audit related fees aforementioned were pre-approved by the Fund's Audit Committee, although not required by paragraph (c)(7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount paid to the Fund's principal accountant.

          (f) Not applicable.

          (g) There were no non-audit services provided by the Fund's principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund's advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the last two fiscal years.

          (h) Not applicable, as there were non-audit services performed by the Fund's principal accountant that were rendered to the Fund, the Fund's adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not Applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Fund's principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a)(1) The Fund's Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

                 The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.


By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      March 8, 2006



By:   /s/ R. Todd Brockman
      R. Todd Brockman
      Treasurer
      March 8, 2006